As filed with the Securities and Exchange Commission on July 31, 1997

                        Securities Act File No. 33-37458
                    Investment Company Act File No. 811-6199


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                        Post-Effective Amendment No. 31 X

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                               Amendment No. 32 X

                       THE NOTTINGHAM INVESTMENT TRUST II
                           105 North Washington Street
                              Post Office Drawer 69
                     Rocky Mount, North Carolina 27802-0069
                            Telephone (919) 972-9922

                               AGENT FOR SERVICE:

                               C. Frank Watson III
                           105 North Washington Street
                              Post Office Drawer 69
                     Rocky Mount, North Carolina 27802-0069
                        Telephone (919) 972-9922 Ext 212



                                 With copies to:

                            M. Guy Brooks, III, Esq.
                            Poyner & Spruill, L.L.P.
                              3600 Glenwood Avenue
                          Raleigh, North Carolina 27612

             It is proposed that this filing will become effective:

|X|  Immediately upon filing pursuant       |_|  on         , 1997 pursuant
     to Rule 485(b), or                          to Rule 485(b), or

|_|  60 days after filing pursuant          |_|  on         , 1997 pursuant
     to Rule 485(a)(1),                          to Rule 485(a)(1), or

|_|  75 days after filing pursuant          |_|  on         , 1997 pursuant
     to Rule 485(a)(2)                           to Rule 485(a)(2), or


The issuer has previously registered an indefinite number of shares of seven classes: Capital Value Fund, Investek Fixed Income Trust, ZSA Social Conscience Fund, ZSA Asset Allocation Fund, The Brown Capital Management Equity Fund, The Brown Capital Management Balanced Fund and The Brown Capital Management Small
Company Fund, under the Securities Act of 1933, as amended, pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. The Rule 24f-2 Notice for the year ended March 31, 1997 was filed on May 29, 1997.

This filing includes the Prospectuses and Statement of Additional Information of WST Growth & Income Fund, which are incorporated herein by reference to Post-Effective Amendment No. 30 to the Registrant's Registration Statement on Form N-1A filed with the Commission on July 24, 1997.

                                     PART A

PROSPECTUS                                                Cusip Number 66976M102
                                                             NASDAQ Symbol CAPVX

                               CAPITAL VALUE FUND
                                 INVESTOR CLASS

The investment objective of the Capital Value Fund (the "Fund") is to provide its shareholders with a maximum total return consisting of any combination of capital appreciation, both realized and unrealized, and income under the constantly varying market conditions. The Fund will seek to achieve this objective by investing in a flexible portfolio of equity securities, fixed income securities, and money market instruments. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the investment policies described in this Prospectus. The Fund has a net asset value that will fluctuate in accordance with the value of its portfolio securities. This Prospectus relates to shares ("Investor Shares") representing interests in the Fund. The Investor Shares are offered to the general public. See "Prospectus Summary - Offering Price."


                               INVESTMENT ADVISOR

                        Capital Investment Counsel, Inc.
                             Raleigh, North Carolina

The Fund is a diversified series of The Nottingham Investment Trust II (the "Trust"), a registered open-end management investment company. This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. Investors should read this Prospectus and retain it for future reference. Additional information about the Fund has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request and without charge. You may request the Statement of Additional
Information, which is incorporated in this Prospectus by reference, by writing the Fund at Post Office Box 4365, Rocky Mount, North Carolina 27803-0365, or by calling 1-800-525-3863. The SEC also maintains an Internet Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding the Fund.


      Investment in the Fund involves risks, including the possible loss of principal. Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, and such shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal
                      Reserve Board, or any other agency.


  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
      AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON
 THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
                             IS A CRIMINAL OFFENSE.

The date of this Prospectus and the Statement of Additional Information is July 31, 1997.

                                TABLE OF CONTENTS

PROSPECTUS SUMMARY..................................................  2

FEE TABLE...........................................................  3

FINANCIAL HIGHLIGHTS................................................  4

INVESTMENT OBJECTIVE AND POLICIES...................................  5

RISK FACTORS........................................................  8

INVESTMENT LIMITATIONS.............................................  10

FEDERAL INCOME TAXES................................................ 10

DIVIDENDS AND DISTRIBUTIONS......................................... 11

HOW SHARES ARE VALUED............................................... 12

HOW SHARES MAY BE PURCHASED......................................... 12

HOW SHARES MAY BE REDEEMED.......................................... 17

MANAGEMENT OF THE FUND.............................................. 19

OTHER INFORMATION................................................... 21


This Prospectus is not an offering of the securities herein described in any state in which the offering is unauthorized. No sales representative, dealer or other person is authorized to give any information or make any representations other than those contained in this Prospectus.

                               PROSPECTUS SUMMARY

The Fund. The Capital Value Fund (the "Fund") is a diversified series of The Nottingham Investment Trust II (the "Trust"), a registered open-end management investment company organized as a Massachusetts business trust. The Fund is commonly known as a "mutual fund." This Prospectus relates to Investor Shares of the Fund. See "Other Information - Description of Shares."

Offering Price. The Investor Shares of the Fund are offered to the general public at net asset value plus a 3.5% sales charge, which is reduced or eliminated on purchases involving larger amounts. The Investor Shares are also subject to a 12b-1 distribution and shareholder servicing fee of up to 0.50% of the Investor Shares' average net assets annually. See "Distributor and Distribution Fee" below. The minimum initial investment is $5,000 ($1,000 for IRAs and Keogh Plans). The minimum subsequent investment is $500. See "How Shares May Be Purchased."

Investment  Objective and Policies.  The investment  objective of the Fund is to provide its shareholders with a maximum total return consisting of any combination of capital appreciation, both realized and unrealized, and income under the constantly varying market conditions. In order to achieve the Fund's investment objective, the percentage of Fund assets invested in equity securities, fixed income securities, and money market instruments will vary according to the Advisor's judgment of market and economic conditions, including trends in yields and interest rates, and changes in fiscal or monetary policies. When the Advisor believes that capital appreciation can be achieved without high levels of market risk, equity securities will be emphasized. Equity selection will emphasize those securities selling at or near the low end of their 2- to 5-year historical trading range. Particular emphasis will be placed on those companies with strong asset holdings in cash, current market value of real estate versus book value of that same real estate, a favorable debt/asset and debt/equity ratio, and a consistent management history of the company. See "Investment Objective and Policies." The Fund is not intended to be a complete investment program, and there can be no assurance that the Fund will achieve its investment objective.

Special  Risk  Considerations.  While the Fund will invest  primarily  in common stocks and bonds traded in U.S. securities markets, some of the Fund's investments may include foreign securities, illiquid securities, and securities purchased subject to a repurchase agreement or on a "when-issued" basis, which involve certain risks. To the extent that equity securities may comprise a major portion of its portfolio, the Fund's net asset value will be subject to stock market fluctuation. The Fund's net asset value may also fluctuate due to fluctuation in the value of the fixed income securities in the portfolio as a result of changes in the market interest rate, downgrading of the rating of a particular debt instrument, or other changes in the interest rate and fixed income market environment. The Fund may borrow only under certain limited conditions (including to meet redemption requests) and not to purchase securities. It is not the intent of the Fund to borrow except for temporary cash requirements. Borrowing, if done, would tend to exaggerate the effects of market and interest rate fluctuations on the Fund's net asset value until repaid. See "Risk Factors."

Manager. Subject to the general supervision of the Trust's Board of Trustees and in accordance with the Fund's investment policies, Capital Investment Counsel, Inc. of Raleigh, North Carolina (the "Advisor"), manages the Fund's investments. The Advisor currently manages over $130 million in assets. For its advisory services, the Advisor receives a monthly fee based on the Fund's daily net assets at the annual rate of 0.60%. The fee is reduced on assets over $250 million. See "Management of the Fund - The Advisor."

Dividends. Income dividends, if any, are generally paid quarterly; capital gains, if any, are generally distributed at least once each year. Dividends and capital gains distributions are automatically reinvested in additional shares of the same Class of the Fund at net asset value unless the shareholder elects to receive cash. See "Dividends and Distributions."

Distributor and Distribution Fee. Capital Investment Group, Inc. (the "Distributor"), an affiliate of the Advisor, serves as distributor of shares of the Fund. For its services, which include payments to qualified securities dealers for sales of Fund shares, the Distributor receives commissions consisting of the portion of the sales charge remaining after the discounts it allows to securities dealers. Under the Fund's Distribution Plan with respect to the Investor Shares, expenditures by the Fund for distribution activities and service fees may not exceed 0.50% of the Investor Shares' average net assets annually. See "How Shares May Be Purchased Sales Charges" and "- Distribution Plan."

Redemption of Shares. There is no charge for redemptions other than possible charges associated with wire transfers of redemption proceeds. Shares may be redeemed at any time at the net asset value next determined after receipt of a redemption request by the Fund. A shareholder who submits appropriate written authorization may redeem shares by telephone. See "How Shares May Be Redeemed."

                                    FEE TABLE

The following table sets forth certain information in connection with the expenses of the Investor Shares of the Fund for the current fiscal year. The information is intended to assist the investor in understanding the various costs and expenses borne by the Investor Shares of the Fund, and therefore indirectly by its investors, the payment of which will reduce an investor's return on an annual basis.

              Shareholder Transaction Expenses for Investor Shares
                     Maximum sales load imposed on purchases
                   (as a percentage of offering price)..................3.50%1
                Maximum sales load imposed on reinvested dividends........None
                Maximum deferred sales load...............................None
                Redemption fees*..........................................None
                Exchange fee..............................................None

                * The Fund in its discretion may choose to pass through to redeeming shareholders any charges imposed by the Custodian for wiring redemption proceeds. The Custodian currently charges the Fund $7.00 per transaction for wiring redemption proceeds.

               Annual Fund Operating Expenses for Investor Shares2
                     (as a percentage of average net assets)
                Investment advisory fees................................0.60%
                12b-1 fees..............................................0.50%3
                Other expenses..........................................1.28%
                Total operating expenses................................2.38%2

EXAMPLE: You would pay the following expenses (including the maximum initial sales charge) on a $1,000 investment in Investor Shares of the Fund, whether or not you redeem at the end of the period, assuming a 5% annual return:

               1 Year          3 Years          5 Years         10 Years
               ------          -------          -------         --------
                 $58            $107             $158             $297

THE FOREGOING SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.



1 Reduced or eliminated for larger purchases. See "How Shares May Be Purchased - Sales Charges."

2 The "Total operating expenses" shown above are based upon actual operating expenses incurred by the Investor Shares of the Fund for the fiscal year ended March 31, 1997, which were 2.38% of average daily net assets of the Investor Shares. The Advisor has voluntarily agreed to a reduction in the fees payable to it and to reimburse expenses of the Fund, if necessary, in an amount that limits "Total operating expenses" (exclusive of interest, taxes, brokerage fees and commissions, sales charges, and extraordinary expenses) to not more than 2.50% of the Investor Shares' average daily net assets. There can be no assurance that the Advisor's voluntary fee waivers and expense reimbursements in the past will continue in the future.

3 The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"), which provides that the Fund may pay certain distribution expenses and service fees with respect to the Investor Shares up to 0.50% of the Investor Shares' average net assets annually. See "How Shares May Be Purchased - Distribution Plan." Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers.

See "How Shares May Be Purchased" and "Management of the Fund" below for more information about the fees and costs of operating the Fund. The assumed 5% annual return in the example is required by the Securities and Exchange Commission. The hypothetical rate of return is not intended to be representative of past or future performance of the Fund; the actual rate of return for the Fund may be greater or less than 5%.

                              FINANCIAL HIGHLIGHTS

The shares of the Fund are divided into multiple Classes representing interests in the Fund. This Prospectus relates to Investor Shares of the Fund. See "Other Information - Description of Shares." The financial data included in the table below for the fiscal year ended March 31, 1997, has been audited by Deloitte & Touche LLP, independent accountants, whose report covering such period is included in the Statement of Additional Information. The financial data for the prior fiscal years was audited by other independent auditors. The information in the table below should be read in conjunction with the Fund's latest audited financial statements and notes thereto, which are also included in the Statement of Additional Information, a copy of which may be obtained at no charge by calling the Fund. Further information about the performance of the Fund is contained in the Annual Report of the Fund, a copy of which may be obtained at no charge by calling the Fund.

                                 Investor Class
          (For a Share Outstanding Throughout each Period Represented)

                                                                    Years ended March 31,
                                             1997        1996       1995       1994        1993        1992
                                             ----        ----       -----      ----        ----        ----
Net Asset Value, Beginning of Period       $11.92      $10.75      $10.42     $10.59      $10.05      $10.09
  Income from investment operations
    Net investment income                    0.15        0.19        0.17       0.15        0.20        0.19
    Net realized and unrealized
     gain on investments                     0.70        1.53        0.73       0.41        0.88         -
                                             ----        ----        ----       ----        ----        ----
       Total from investment operations      0.85        1.72        0.90       0.56        1.08        0.19
                                             ----        ----        ----       ----        ----        ----
  Less distributions from
    Net investment income                   (0.15)      (0.20)      (0.21)     (0.11)      (0.20)      (0.19)
    Tax return of capital                   (0.01)       0.00        0.00       0.00        0.00        0.00
    Net realized gain from
      investment transactions               (0.11)      (0.35)      (0.36)     (0.62)      (0.34)      (0.04)
                                            ------      ------      ------     ------      ------      ------
      Total distributions                   (0.27)      (0.55)      (0.57)     (0.73)      (0.54)      (0.23)
                                            ------      ------      -----      -----       -----       -----
Net Asset Value, End of Period             $12.50      $11.92      $10.75     $10.42      $10.59      $10.05
                                           ======      ======      ======     ======      ======      ======

Total return (a)                             7.08%      16.16%       8.66%      5.21%      11.23%       1.44%

Ratios/supplemental data
  Net assets, end of period (in thousands)  $7,738      $7,552      $6,776     $6,257      $6,042      $5,384
                                            ======      ======      ======     ======      ======      ======
Ratio of expenses to average net assets
    Before expense reimbursements
     and waived fees                         2.38%       2.56%      2.58%       2.64%       2.48%       2.96%
    After expense reimbursements
     and waived fees                         2.38%       2.33%      2.47%       2.43%       2.48%       2.73%
Ratio of net investment income
 to average net assets
    Before expense reimbursements
     and waived fees                         1.12%       1.44%      1.55%       1.22%       1.87%       1.81%
    After expense reimbursements
     and waived fees                         1.12%       1.66%      1.66%       1.43%       1.87%       2.04%
Portfolio turnover rate                      7.31%      12.33%      24.67%     32.99%      24.79%      14.89%
Average commission rate paid (b)            $0.1000
------------------

(a) Does not reflect the current maximum sales load of 3.5%, which was 4.5% prior to August 1, 1995.

(b) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged. This disclosure was not required for fiscal years of the Fund ended prior to March 31, 1997.

                        INVESTMENT OBJECTIVE AND POLICIES

Investment Objective. The investment objective of the Fund is to provide its shareholders with a maximum total return consisting of any combination of capital appreciation, both realized and unrealized, and income under the constantly varying market conditions. The percentage of assets invested in equity securities, fixed income securities, and money market instruments will vary from time to time depending upon the Advisor's judgment of general market and economic conditions, trends in yields and interest rates, and changes in fiscal or monetary policies. While there is no guarantee that the Fund will meet its investment objective, it seeks to achieve its objective through the investment policies and techniques described in this Prospectus. The Fund's investment objective and fundamental investment limitations described herein may not be altered without the prior approval of a majority of the Fund's shareholders.

Investment Policies. In seeking to achieve the Fund's investment objective, the Advisor invests in a portfolio of equity securities for growth, or a combination of growth and income, and fixed income securities for income, or a combination of income and growth. Investments may also be made in money market instruments under circumstances when the Advisor believes the short-term, stable nature of money market instruments is the best means of achieving the Fund's goal of maximum total return. Each category of securities, and the investment approach to be used by the Fund, are described below.

The Fund will generally invest in securities traded on national securities exchanges and on the over-the-counter market. In addition to investing in various types of securities, the Advisor also invests in various companies, industries, and economic sectors. When the Advisor believes the equity markets are capable of providing capital appreciation, equity securities will be emphasized. When equities are believed by the Advisor to be subject to high levels of market risk, or when the Advisor believes there is a likelihood that interest rates will decline (in which case capital appreciation would be expected from fixed income securities), fixed income instruments will be emphasized. The Fund may invest up to 100% of the Fund's assets in any of the three categories of equity securities, fixed income securities, and money market instruments. By adjusting the portfolio allocation in this manner, the Advisor attempts to achieve the best opportunity for maximum total return.

The Fund will vary its investment allocation between equity securities, fixed income securities, and money market instruments depending upon the Advisor's view of the economic environment, trend in business environment, trend in interest rates, and prospects for particular industries within the overall market environment. In the selection of equity securities for investment in the Fund's portfolio, the Advisor seeks to identify equities that are undervalued in the securities markets. Candidates for such investment will usually include the equity securities of domestic, established companies whose underlying value of assets owned by the company, or "break up value" is close to or greater than the market valuation of those same assets.

No assurance can be given that the Advisor will be correct in its expectations of increased market recognition of value for the securities selected for the Fund's portfolio. While portfolio securities are generally acquired for the long term, they will be sold when the Advisor believes that: (a) the anticipated price appreciation has been achieved or is no longer probable; (b) alternate investments offer superior total return prospects; or (c) the risk of decline in market value is increased. When a portfolio security is sold due to (a) above, the Advisor prefers to reinvest the proceeds of the sale into two, three, or more new securities to provide additional diversity to the portfolio. Conversely when a portfolio security is sold due to (b) above, the Advisor prefers to reinvest those proceeds to consolidate the diversity of the portfolio into a larger position. In an attempt to reduce overall portfolio risk, provide stability, generate income, and to meet the operational and cash needs of the Fund, the Advisor allocates a portion of the Fund's assets to fixed income securities and money market instruments.

Equity Securities. The equity portion of the Fund's portfolio will generally be comprised of common stocks traded on domestic securities exchanges or on the over-the-counter market. In determining whether a common stock is a strong candidate for inclusion in the portfolio, the Advisor considers, among other things, such factors as: research material generated by the brokerage community; investment and business publications and general investor attitudes as perceived by the Advisor; valuation with respect to price-to-book value, price-to-sales, price-to-cash flow, price-to-earnings ratios, and dividend yield, all compared to historical valuations and future prospects for the company as judged by the Advisor. In addition to common stocks, the equity portion of the Fund's portfolio may also include preferred stock, convertible preferred stock, and convertible bonds.

Foreign Securities. The Fund may invest in the securities of foreign private issuers. The Fund may invest up to 10% of its total assets in foreign securities in order to take advantage of opportunities for growth where, as with domestic securities, they are depressed in price because they are out of favor with most of the investment community. The same factors would be considered in selecting foreign securities as with domestic securities. Foreign securities investment presents special consideration not typically associated with investment in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuations in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.

Because of the inherent risk of foreign securities over domestic issues, the Fund will generally limit foreign investments to those traded domestically as American Depository Receipts ("ADRs"). ADRs are receipts issued by a U.S. bank or trust company evidencing ownership of securities of a foreign issuer. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. The prices of ADRs are denominated in U.S. dollars while the underlying security may be denominated in a foreign currency. To the extent the Fund invests in other foreign securities, it will generally limit such investments to foreign securities traded on foreign securities exchanges.

Fixed Income Securities. The Fund's fixed income investments will include corporate debt obligations and U.S. Government Securities. The maturity of the fixed income securities purchased and held by the Fund will depend upon, among other reasons, the current and expected trend in interest rates, credit quality of the fixed income securities, relative attractiveness of fixed income securities versus equity securities, and the overall economic situation, current and expected. The Advisor will consider a number of factors in determining when to purchase and sell the investments of the Fund and when to invest for long, intermediate, or short maturities. Such factors may include money supply growth, the rate of unemployment, changes in consumer, wholesale and producer prices, as well as raw materials, commodities, and industrial prices, capital spending, the Gross National Product ("GNP") and industrial production. The Advisor will also consider the impact of inflation and the attitudes and concerns of key officials in the Federal Reserve and U.S. Government.

Corporate debt obligations purchased by the Fund will consist of "investment grade" securities -- those rated at least Baa by Moody's Investors Service, Inc. ("Moody's"), BBB by Standard & Poor's Ratings Group ("S&P"), Fitch Investors Service, Inc. ("Fitch"), or Duff & Phelps ("D&P") or, if not rated, of equivalent quality in the Advisor's opinion. Debt obligations rated Baa by Moody's or BBB by S&P, Fitch, or D&P may be considered speculative. Descriptions of the quality ratings of Moody's, S&P, Fitch, and D&P are contained in the Statement of Additional Information. While the Advisor utilizes the ratings of various credit rating services as one factor in establishing creditworthiness, it relies primarily upon its own analysis of factors establishing creditworthiness. For as long as the Fund holds a fixed income issue, the Advisor monitors the issuer's credit standing. If following investment, a corporate debt obligation held by the Fund is no longer considered to be "investment grade," or is considered to be "investment grade" by one rating agency but not by another, the Advisor will re-evaluate the issuer's credit standing and may retain the investment if it is still determined to be creditworthy.

Money Market Instruments. Money market instruments may be purchased when the Advisor believes interest rates are rising, the prospect for capital appreciation in the equity and longer term fixed income securities' markets are not attractive, or when the Advisor's secular view of interest rates favors short-term fixed income instruments versus longer term fixed income instruments. Money market instruments will typically represent a portion of the Fund portfolio, as funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities, and to provide for shareholder redemptions and operating expenses of the Fund. Money market instruments mature in thirteen months or less from the date of purchase and may include U.S. Government Securities, corporate debt securities (including those subject to repurchase agreements), bankers acceptances and certificates of deposit of domestic branches of U.S. banks, and commercial paper (including variable amount demand master notes) rated in one of the two highest rating categories by any of the nationally recognized statistical rating organizations or if not rated, of equivalent quality in the Advisor's opinion. The Advisor may, when it believes that unusually volatile or unstable economic and market conditions exist, depart from the Fund's investment approach and assume temporarily a defensive portfolio posture, increasing the Fund's percentage investment in money market instruments, even to the extent that 100% of the Fund's assets may be so invested.

U.S. Government Securities. The Fund may invest a portion of the portfolio in U.S. Government Securities, defined to be U.S. Government obligations such as U.S. Treasury notes, U.S. Treasury bonds, and U.S. Treasury bills, obligations guaranteed by the U.S. Government such as Government National Mortgage Association ("GNMA") as well as obligations of U.S. Government authorities, agencies and instrumentalities such as Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Housing Administration ("FHA"), Federal Farm Credit Bank ("FFCB"), Federal Home Loan
Bank ("FHLB"), Student Loan Marketing Association ("SLMA"), and The Tennessee Valley Authority. U.S. Government Securities may be acquired subject to repurchase agreements. While obligations of some U.S. Government sponsored entities are supported by the full faith and credit of the U.S. Government (e.g.
GNMA), several are supported by the right of the issuer to borrow from the U.S. Government (e.g. FNMA, FHLMC), and still others are supported only by the credit of the issuer itself (e.g. SLMA, FFCB). No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies or instrumentalities in the future, other than as set forth above, since it is not obligated to do so by law. The guarantee of the U.S. Government does not extend to the yield or value of the Fund's shares.

Repurchase Agreements. The Fund may acquire U.S. Government Securities or corporate debt securities subject to repurchase agreements. A repurchase agreement transaction occurs when the Fund acquires a security and simultaneously resells it to the vendor (normally a member bank of the Federal Reserve or a registered Government Securities dealer) for delivery on an agreed upon future date. The repurchase price exceeds the purchase price by an amount that reflects an agreed upon market interest rate earned by the Fund effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale typically will occur within one to seven days of the purchase. The Fund will not enter into any repurchase agreement which will cause more than 10% of its net assets to be invested in repurchase agreements that extend beyond seven days. In the event of the bankruptcy of the other party to a repurchase agreement, the Fund could experience delays in recovering its cash or the securities lent. To the extent that in the interim the value of the securities purchased may have declined, the Fund could experience a loss. In all cases, the creditworthiness of the other party to a transaction is reviewed and found satisfactory by the Advisor. Repurchase agreements are, in effect, loans of Fund assets. The Fund will not engage in reverse repurchase transactions, which are considered to be borrowings under the 1940 Act.

Real Estate Securities. The Fund will not invest in real estate (including mortgage loans and limited partnership interests), but may invest in readily marketable securities issued by companies that invest in real estate or interests therein. The Fund may also invest in readily marketable interests in real estate investment trusts ("REITs"). REITs are generally publicly traded on the national stock exchanges and in the over-the-counter market and have varying degrees of liquidity. Although the Fund is not limited in the amount of these types of real estate securities it may acquire, it is not presently expected that within the next 12 months the Fund will have in excess of 5% of its assets in real estate securities.

Investment Companies. In order to achieve its investment objective, the Fund may invest up to 10% of the value of its total assets in securities of other investment companies whose investment objectives are consistent with the Fund's investment objective. The Fund will not acquire securities of any one investment company if, immediately thereafter, the Fund would own more than 3% of such company's total outstanding voting securities, securities issued by such company would have an aggregate value in excess of 5% of the Fund's assets, or securities issued by such company and securities held by the Fund issued by other investment companies would have an aggregate value in excess of 10% of the Fund's assets. To the extent the Fund invests in other investment companies, the shareholders of the Fund would indirectly pay a portion of the operating costs of the underlying investment companies. These costs include management, brokerage, shareholder servicing and other operational expenses. Shareholders of the Fund would then indirectly pay higher operational costs than if they owned shares of the underlying investment companies directly.

                                  RISK FACTORS

Investment Policies and Techniques. Reference should be made to "Investment Objective and Policies" above for a description of special risks presented by the investment policies of the Fund and the specific securities and investment techniques that may be employed by the Fund, including the risks associated with foreign securities and repurchase agreements. A more complete discussion of certain of these securities and investment techniques and their associated risks is contained in the Statement of Additional Information.

Fluctuations in Value. Because there is risk in any investment, there can be no assurance that the Fund will meet its investment objective. To the extent that the Fund's equity portfolio consists principally of common stocks, it may be expected that its net asset value will be subject to greater fluctuation than a portfolio containing mostly fixed income securities. The fixed income securities in which the Fund will invest are subject to fluctuation in value. Such fluctuations may be based on movements in interest rates or from changes in the creditworthiness of the issuers, which may result from adverse business and economic developments or proposed corporate transactions, such as a leveraged buy-out or recapitalization of the issuer. The value of the Fund's fixed income securities will generally vary inversely with the direction of prevailing interest rate movements. Should interest rates increase or the creditworthiness of an issuer deteriorate, the value of the Fund's fixed income securities would decrease in value, which would have a depressing influence on the Fund's net asset value. Although certain of the U.S. Government Securities in which the Fund may invest are guaranteed as to timely payment of principal and interest, the market value of the securities, upon which the Fund's net asset value is based, will fluctuate due to the interest rate risks described above. Additionally, not all U.S. Government Securities are backed by the full faith and credit of the U.S. Government.

Portfolio Turnover. The Fund sells portfolio securities without regard to the length of time they have been held in order to take advantage of new investment opportunities. Nevertheless, the Fund's portfolio turnover generally will not exceed 75% in any one year. Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover may also have capital gains tax consequences. The Fund's turnover ratio for prior fiscal years is indicated under "Financial Highlights" above.

Borrowing. The Fund may borrow, temporarily, a portion of its total assets for extraordinary purposes and to meet redemption requests which might otherwise require untimely disposition of portfolio holdings. See "Investment Limitations" below. To the extent the Fund borrows for these purposes, the effects of market price fluctuations on portfolio net asset value will be exaggerated. If, while such borrowing is in effect, the value of the Fund's assets declines, the Fund could be forced to liquidate portfolio securities when it is disadvantageous to do so. The Fund would incur interest and other transaction costs in connection with borrowing. The Fund will borrow only from a bank. The Fund will not make any investments if the borrowing exceeds 5% of its assets until such time as repayment has been made to bring the total borrowing below 5% of its assets.

Illiquid Investments. The Fund may invest up to 10% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price at which they are valued. Under the supervision of the Board of Trustees, the Advisor determines the liquidity of the Fund's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid securities before maturity may be time consuming and expensive, and it may be difficult or impossible for the Fund to sell illiquid investments promptly at an acceptable price. The Fund may not invest in restricted securities, which are securities that cannot be sold to the public without registration under the federal securities laws.

Forward Commitments and When-Issued Securities. The Fund may purchase when-issued securities and commit to purchase securities for a fixed price at a future date beyond customary settlement time. The Fund is required to hold and maintain in a segregated account until the settlement date, cash, U.S. Government Securities or high-grade debt obligations in an amount sufficient to meet the purchase price. Purchasing securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. In addition, no income accrues to the purchaser of when-issued securities during the period prior to issuance. Although the Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if the Advisor deems it appropriate to do so. The Fund may realize short-term gains or losses upon such sales.

                             INVESTMENT LIMITATIONS

To limit the Fund's exposure to risk, the Fund has adopted certain fundamental investment limitations. Some of these restrictions are that the Fund will not:
(1) issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure: (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund's total assets or, (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities if, immediately after such borrowing, the value of the Fund's assets, including all borrowings then outstanding, less its liabilities (excluding all borrowings), is equal to at least 300% of the aggregate amount of borrowings then outstanding, and the Fund may pledge its assets to secure all such borrowings; (2) make loans of money or securities, except that the Fund may invest in repurchase agreements (but repurchase agreements having a maturity of longer than seven days, together with other illiquid securities, are limited to 10% of the Fund's net assets), money market instruments, and other debt securities; (3) invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors), if more than 5% of its total assets would be invested in such securities; (4) write, purchase or sell puts, calls, warrants or combinations thereof, or purchase or sell commodities, commodities contracts, futures contracts or related options; (5) invest in oil, gas or mineral leases or exploration programs, or real estate (except the Fund may invest in readily marketable securities of companies that own or deal in such things); (6) invest more than 5% of its assets at cost in the securities of any one issuer nor hold more than 10% of the voting stock of any issuer (except that U.S. Government Securities are not subject to these limitations); (7)
invest in restricted securities; and (8) invest more than 10% of the Fund's total assets in foreign securities, including sponsored ADRs. See "Investment Limitations" in the Fund's Statement of Additional Information for a complete list of investment limitations.

If the Board of Trustees of the Trust determines that the Fund's investment objective can best be achieved by a substantive change in a non-fundamental investment limitation, the Board can make such change without shareholder approval and will disclose any such material changes in the then current Prospectus. Any limitation that is not specified in the Fund's Prospectus, or in the Statement of Additional Information, as being fundamental, is non-fundamental. If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Fund's portfolio securities will not constitute a violation of such limitation.

                              FEDERAL INCOME TAXES

Taxation  of the Fund.  The  Internal  Revenue  Code of 1986,  as  amended  (the
"Code"), treats each series in the Trust, including the Fund, as a separate regulated investment company. Each series of the Trust, including the Fund, intends to qualify or remain qualified as a regulated investment company under the Code by distributing substantially all of its "net investment income" to shareholders and meeting other requirements of the Code. For the purpose of calculating dividends, net investment income consists of income accrued on portfolio assets, less accrued expenses. Upon qualification, the Fund will not be liable for federal income taxes to the extent earnings are distributed. The Board of Trustees retains the right for any series of the Trust, including the Fund, to determine for any particular year if it is advantageous not to qualify as a regulated investment company. Regulated investment companies, such as each series of the Trust, including the Fund, are subject to a non-deductible 4% excise tax to the extent they do not distribute the statutorily required amount of investment income, determined on a calendar-year basis, and capital gain net income, using an October 31 year-end measuring period. The Fund intends to declare or distribute dividends during the calendar year in an amount sufficient to prevent imposition of the 4% excise tax.

For the fiscal year ended March 31, 1997, the Fund was considered a "personal holding company" under the Code since 50% of the value of the Fund's share were owned directly or indirectly by five or fewer individuals at certain times during the last half of the year. As a result, the Fund was unable to meet the requirements for taxation as a regulated investment company and will be unable to meet such requirements as long as it is classified as a personal holding company. As a personal holding company, the Fund is subject to federal income taxes on undistributed personal holding company income at the maximum individual income tax rate. For the fiscal year ended March 31, 1997, however, no provision was made for federal income taxes since substantially all taxable income was distributed to shareholders. For the current fiscal year, the Fund anticipates that either it will qualify as a regulated investment company under the Code or, if still considered a personal holding company, it will distribute substantially all of its taxable income for the current fiscal year to shareholders in order to avoid individual income taxes.

Taxation of Shareholders. For federal income tax purposes, any dividends and distributions from short-term capital gains that a shareholder receives in cash from the Fund or which are re-invested in additional shares will be taxable ordinary income. If a shareholder is not required to pay a tax on income, he will not be required to pay federal income taxes on the amounts distributed to him. A dividend declared in October, November or December of a year and paid in January of the following year will be considered to be paid on December 31 of the year of declaration.

Distributions paid by the Fund from long-term capital gains, whether received in cash or reinvested in additional shares, are taxable as long-term capital gains, regardless of the length of time an investor has owned shares in the Fund. Capital gain distributions are made when the Fund realizes net capital gains on sales of portfolio securities during the year. Dividends and capital gain distributions paid by the Fund shortly after shares have been purchased, although in effect a return of investment, are subject to federal income taxation.

The sale of shares of the Fund is a taxable event and may result in a capital gain or loss. Capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series of a mutual fund).

The Trust will inform shareholders of the Fund of the source of their dividends and capital gains distributions at the time they are paid and, promptly after the close of each calendar year, will issue an information return to advise shareholders of the federal tax status of such distributions and dividends. Dividends and distributions may also be subject to state and local taxes. Shareholders should consult their tax advisors regarding specific questions as to federal, state or local taxes.

Federal income tax law requires investors to certify that the social security number or taxpayer identification number provided to the Fund is correct and that the investor is not subject to 31% withholding for previous under-reporting to the Internal Revenue Service (the "IRS"). Investors will be asked to make the appropriate certification on their application to purchase shares. If a shareholder of the Fund has not complied with the applicable statutory and IRS requirements, the Fund is generally required by federal law to withhold and remit to the IRS 31% of reportable payments (which may include dividends and redemption amounts).

                           DIVIDENDS AND DISTRIBUTIONS

The Fund intends to distribute substantially all of its net investment income, if any, in the form of dividends. The Fund will generally pay income dividends, if any, quarterly, and will generally distribute net realized capital gains, if any, at least annually.

Unless a shareholder elects to receive cash, dividends and capital gains will be automatically reinvested in additional full and fractional shares of the same Class of the Fund at the net asset value per share next determined. Reinvested dividends and capital gains are exempt from any sales load. Shareholders wishing to receive their dividends or capital gains in cash may make their request in writing to the Fund at 107 North Washington Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365. That request must be received by the Fund prior to the record date to be effective as to the next dividend. If cash payment is requested, checks will be mailed within five business days after the last day of each quarter or the Fund's fiscal year end, as applicable. Each shareholder of the Fund will receive a quarterly summary of his or her account, including information as to reinvested dividends from the Fund. Tax consequences to shareholders of dividends and distributions are the same if received in cash or in additional shares of the Fund.

In order to satisfy certain requirements of the Code, the Fund may declare special year-end dividend and capital gains distribution during December. Such distributions, if received by shareholders by January 31, are deemed to have been paid by the Fund and received by shareholders on December 31 of the prior year.

There is no fixed dividend rate, and there can be no assurance as to the payment of any dividends or the realization of any gains. The Fund's net investment income available for distribution to holders of Investor Shares will be reduced by the amount of any expenses allocated to the Investor Shares, including the distribution and service fees under the Fund's Distribution Plan.


                              HOW SHARES ARE VALUED

The net asset value for each Class of Shares of the Fund is determined at 4:00 p.m., New York time, Monday through Friday, except on business holidays when the New York Stock Exchange is closed. The net asset value of the shares of the Fund for purposes of pricing sales and redemptions is equal to the total market value of its investments and other assets, less all of its liabilities, divided by the number of its outstanding shares. Net asset value is determined separately for each Class of Shares of the Fund and reflects any liabilities allocated to a particular Class as well as the general liabilities of the Fund.

Securities that are listed on a securities exchange are valued at the last quoted sales price at the time the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded by the Fund. Securities that are listed on an exchange and which are not traded on the valuation date are valued at the mean of the bid and asked prices. Unlisted securities traded over-the-counter for which market quotations are readily available are valued at the latest quoted sales price, if available, at the time of valuation, otherwise, at the latest quoted bid price. Temporary cash investments with maturities of 60 days or less will be valued at amortized cost, which approximates market value. Securities for which no current quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Trustees of the Trust. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

Fixed  income  securities  will  ordinarily  be traded  on the  over-the-counter market. When market quotations are not readily available, fixed income securities may be valued based on prices provided by a pricing service. The prices provided by the pricing service are generally determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities, and developments related to specific securities. Such fixed income securities may also be priced based upon a matrix system of pricing similar bonds and other fixed income securities. Such matrix system may be based upon the considerations described above used by other pricing services and information obtained by the pricing agent from the Advisor and other pricing sources deemed relevant by the pricing agent.

                           HOW SHARES MAY BE PURCHASED

Assistance in opening accounts and a purchase application may be obtained from the Fund by calling 1-800-525-3863, or by writing to the Fund at the address shown below for purchases by mail. Assistance is also available through any broker-dealer authorized to sell shares in the Fund. Payment for shares purchased may also be made through your account at the broker-dealer processing your application and order to purchase. Your investment will purchase shares at the Fund's public offering price next determined after your order is received by the Fund in proper form as indicated herein.

The minimum initial investment is $5,000 ($1,000 for Individual Retirement Accounts ("IRAs") and Keogh Plans). The minimum subsequent investment is $500. The Fund may, in the Advisor's sole discretion, accept certain accounts with less than the stated minimum initial investment. You may invest in the following ways:

Purchases by Mail. Shares may be purchased initially by completing the application accompanying this Prospectus and mailing it, together with a check payable to the Fund, to the Capital Value Fund, Investor Shares, 107 North Washington Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365. Subsequent investments in an existing account in the Fund may be made at any time by sending a check payable to the Fund, to the address stated above. Please enclose the stub of your account statement and include the amount of the investment, the name of the account for which the investment is to be made and the account number. Please remember to add a reference to "Investor Shares" to your check to ensure proper credit to your account.

Purchases by Wire. To purchase shares by wiring federal funds, the Fund must first be notified by calling 1-800-525-3863 to request an account number and furnish the Fund with your tax identification number. Following notification to the Fund, federal funds and registration instructions should be wired through the Federal Reserve System to:

                      First Union National Bank of North Carolina
                      Charlotte, North Carolina
                      ABA # 053000219
                      For the Capital Value Fund
                         Acct #2000000862110
                      For further credit to (shareholder's name and SS# or EIN#)

It is important that the wire contain all the information and that the Fund receive prior telephone notification to ensure proper credit. A completed application with signature(s) of registrant(s) must be mailed to the Fund immediately after the initial wire as described under "Purchases by Mail" above. Investors should be aware that some banks may impose a wire service fee.

General. All purchases of shares are subject to acceptance and are not binding until accepted. The Fund reserves the right to reject any application or investment. Orders become effective, and shares are purchased at, the next determined public offering price per share after an investment has been received by the Fund, which is as of 4:00 p.m., New York time, Monday through Friday, exclusive of business holidays. Orders received by the Fund and effective prior to such 4:00 p.m. time will purchase shares at the public offering price determined at that time. Otherwise, your order will purchase shares as of such 4:00 p.m. time on the next business day. For orders placed through a qualified broker-dealer, such firm is responsible for promptly transmitting purchase orders to the Fund. Investors may be charged a fee if they effect transactions in Fund shares through a broker or agent.

If checks are returned unpaid due to nonsufficient funds, stop payment or other reasons, the Trust will charge $20. To recover any such loss or charge, the Trust reserves the right, without further notice, to redeem shares of any fund of the Trust already owned by any purchaser whose order is canceled, and such a purchaser may be prohibited from placing further orders unless investments are accompanied by full payment by wire or cashier's check.

Payment must be made by check or money order drawn on a U.S. bank and payable in U.S. dollars. Under certain circumstances the Fund, at its sole discretion, may allow payment in kind for Fund shares purchased by accepting securities in lieu of cash. Any securities so accepted would be valued on the date received and included in the calculation of the net asset value of the Fund. See the Statement of Additional Information for additional information on purchases in kind.

The Fund is required by federal law to withhold and remit to the IRS 31% of the dividends, capital gains distributions and, in certain cases, proceeds of redemptions paid to any shareholder who fails to furnish the Fund with a correct taxpayer identification number, who under-reports dividend or interest income or who fails to provide certification of tax identification number. Instructions to exchange or transfer shares held in established accounts will be refused until the certification has been provided. In order to avoid this withholding requirement, you must certify on your application, or on a separate W-9 Form supplied by the Fund, that your taxpayer identification number is correct and that you are not currently subject to backup withholding or you are exempt from backup withholding. For individuals, your taxpayer identification number is your social security number.

Sales Charges. The public offering price of Investor Shares of the Fund equals net asset value plus a sales charge. Capital Investment Group, Inc. (the "Distributor") receives this sales charge as Distributor and may reallow it in the form of dealer discounts and brokerage commissions as follows:

                                                          Sales               Sales
                                                        Charge As           Charge As        Dealers Discounts
                                                        % of Net           % of Public         and Brokerage
        Amount of Transaction                            Amount             Offering        Commissions as % of
      At Public Offering Price                          Invested              Price        Public Offering Price

      Less than $100,000...........................       3.63%                3.50%                3.00%
      $100,000 but less than $250,000..............       3.09%                3.00%                2.50%
      $250,000 but less than $500,000..............       2.56%                2.50%                2.00%
      $500,000 or more.............................       0.00%                0.00%                0.00%

At times the Distributor may reallow the entire sales charge to dealers. From time to time dealers who receive dealer discounts and brokerage commissions from the Distributor may reallow all or a portion of such dealer discounts and brokerage commissions to other dealers or brokers. Pursuant to the terms of the Distribution Agreement, the sales charge payable to the Distributor and the dealer discounts may be suspended, terminated or amended. Dealers who receive 90% or more of the sales charge may be deemed to be "underwriters" under the federal securities laws.

The dealer discounts and brokerage commissions schedule above applies to all dealers who have agreements with the Distributor. The Distributor, at its expense, may also provide additional compensation to dealers in connection with sales of shares of the Fund. Compensation may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding the Fund, and/or other dealer-sponsored special events. In some instances, this compensation may be made available only to certain dealers whose representatives have sold or are expected to sell a significant amount of such shares. Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Dealers may not use sales of the Fund shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. None of the aforementioned compensation is paid for by the Fund or its shareholders.

Reduced Sales Charges

         Concurrent Purchases. For purposes of qualifying for a lower sales charge for Investor Shares, investors have the privilege of combining concurrent purchases of the Fund and any other series of the Trust affiliated with the Advisor and sold with a sales charge. For example, if a shareholder concurrently purchases shares in another series of the Trust affiliated with the Advisor and sold with a sales charge at the total public offering price of $50,000, and Investor Shares in the Fund at the total public offering price of $50,000, the sales charge would be that applicable to a $100,000 purchase as shown in the appropriate table above. This privilege may be modified or eliminated at any time or from time to time by the Trust without notice thereof.

         Rights of Accumulation. Pursuant to the right of accumulation, investors are permitted to purchase shares at the public offering price applicable to the total of (a) the total public offering price of the Investor Shares of the Fund then being purchased plus (b) an amount equal to the then current net asset value of the purchaser's combined holdings of the shares of all of the series of the Trust affiliated with the Advisor and sold with a sales charge. To receive the applicable public offering price pursuant to the right of accumulation, investors must, at the time of purchase, provide sufficient information to permit confirmation of qualification, and confirmation of the purchase is subject to such verification. This right of accumulation may be modified or eliminated at any time or from time to time by the Trust without notice.

         Letters of Intent. Investors may qualify for a lower sales charge for Investor Shares by executing a letter of intent. A letter of intent allows an investor to purchase Investor Shares of the Fund over a 13-month period at reduced sales charges based on the total amount intended to be purchased plus an amount equal to the then current net asset value of the purchaser's combined holdings of the shares of all of the series of the Trust affiliated with the Advisor and sold with a sales charge. Thus, a letter of intent permits an investor to establish a total investment goal to be achieved by any number of purchases over a 13-month period. Each investment made during the period receives the reduced sales charge applicable to the total amount of the intended investment.

The letter of intent does not obligate the investor to purchase, or the Fund to sell, the indicated amount. If such amount is not invested within the period, the investor must pay the difference between the sales charge applicable to the purchases made and the charges previously paid. If such difference is not paid by the investor, the Distributor is authorized by the investor to liquidate a sufficient number of shares held by the investor to pay the amount due. On the initial purchase of shares, if required (or subsequent purchases, if necessary) shares equal to at least five percent of the amount indicated in the letter of intent will be held in escrow during the 13-month period (while remaining registered in the name of the investor) for this purpose. The value of any shares redeemed or otherwise disposed of by the investor prior to termination or completion of the letter of intent will be deducted from the total purchases made under such letter of intent.

A 90-day back-dating period can be used to include earlier purchases at the investor's cost (without a retroactive downward adjustment of the sales charge); the 13-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the letter of intent. Investors must notify the Fund or the Distributor whenever a purchase is being made pursuant to a letter of intent.

Investors electing to purchase shares pursuant to a letter of intent should carefully read the letter of intent, which is included in the Fund Shares Application accompanying this Prospectus or is otherwise available from the Fund or the Distributor. This letter of intent option may be modified or eliminated at any time or from time to time by the Trust without notice.

         Reinvestments. Investors may reinvest, without a sales charge, proceeds from a redemption of Investor Shares of the Fund either in Investor Shares of the Fund or in shares of another series of the Trust affiliated with the Advisor and sold with a sales charge, within 90 days after the redemption. If the other class charges a sales charge higher than the sales charge the investor paid in connection with the shares redeemed, the investor must pay the difference. In addition, the shares of the class to be acquired must be registered for sale in the investor's state of residence. The amount that may be so reinvested may not exceed the amount of the redemption proceeds, and a written order for the purchase of such shares must be received by the Fund or the Distributor within 90 days after the effective date of the redemption.

If an investor realizes a gain on the redemption, the reinvestment will not affect the amount of any federal capital gains tax payable on the gain. If an investor realizes a loss on the redemption, the reinvestment may cause some or all of the loss to be disallowed as a tax deduction, depending on the number of shares purchased by reinvestment and the period of time that has elapsed after the redemption, although for tax purposes, the amount disallowed is added to the cost of the shares acquired upon the reinvestment.

         Purchases by Related Parties and Groups. Reductions in sales charges apply to purchases by a single "person," including an individual, members of a family unit, consisting of a husband, wife and children under the age of 21 purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust estate.

Reductions in sales charges also apply to purchases by individual members of a "qualified group." The reductions are based on the aggregate dollar value of shares purchased by all members of the qualified group and still owned by the group plus the shares currently being purchased. For purposes of this paragraph, a qualified group consists of a "company," as defined in the 1940 Act, which has been in existence for more than six months and which has a primary purpose other than acquiring shares of the Fund at a reduced sales charge, and the "related parties" of such company. For purposes of this paragraph, a "related party" of a company is: (i) any individual or other company who directly or indirectly owns, controls, or has the power to vote five percent or more of the outstanding voting securities of such company; (ii) any other company of which such company directly or indirectly owns, controls, or has the power to vote five percent of more of its outstanding voting securities; (iii) any other company under common control with such company; (iv) any executive officer, director or partner of such company or of a related party; and (v) any partnership of which such company is a partner.

         Sales at Net Asset Value. The Fund may sell shares at a purchase price equal to the net asset value of such shares, without a sales charge, to Trustees, officers, and employees of the Trust, Fund, Administrator, Transfer Agent, Distributor, and Advisor, and to employees and principals of related organizations and their families and certain parties related thereto, including clients and related accounts of the Advisor and other investment advisors and financial planners. The public offering price of shares of the Fund may also be reduced to net asset value per share in connection with the acquisition of the assets of or merger or consolidation with a personal holding company or a public or private investment company.

Distribution Plan. Capital Investment Group, Inc., Post Office Box 32249, Raleigh, North Carolina 27622 (the "Distributor"), an affiliate of the Advisor, is the national distributor for the Fund under a Distribution Agreement with the Trust. The Distributor may sell Fund shares to or through qualified securities dealers or others. Richard K. Bryant, a Trustee of the Trust and an officer of the Fund, and Elmer O. Edgerton, Jr., an officer of the Fund, control the Distributor and the Advisor.

The Trust has adopted a Distribution Plan (the "Plan") for the Investor Shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Under the Plan the Fund may reimburse any expenditures to finance any activity primarily intended to result in sale of the Investor Shares of the Fund or the servicing of shareholder accounts, including, but not limited to, the following: (i) payments to the Distributor, securities dealers, and others for the sale of Investor Shares of the Fund; (ii) payment of compensation to and expenses of personnel who engage in or support distribution of Investor Shares of the Fund or who render shareholder support services not otherwise provided by the Transfer Agent, Administrator, or Custodian; and (iii) formulation and implementation of marketing and promotional activities. The categories of expenses for which reimbursement is made are approved by the Board of Trustees of the Trust. Expenditures by the Fund pursuant to the Plan are accrued based on the Investor Shares' average daily net assets and may not exceed 0.50% of the Investor Shares' average net assets for each year elapsed subsequent to adoption of the Plan. Such expenditures paid as service fees to any person who sells Investor Shares may not exceed 0.25% of the average annual net asset value of such shares.

The Plan may not be amended to increase materially the amount to be spent under the Plan without shareholder approval of the Investor Shares. The continuation of the Plan must be approved by the Board of Trustees annually. At least quarterly the Board of Trustees must review a written report of amounts expended pursuant to the Plan and the purposes for which such expenditures were made. For the fiscal year ended March 31, 1997, the Fund incurred $39,206 pursuant to the Plan, all of which the Distributor received. In addition, the Distributor retained sales charges in the amount of $597 for the fiscal year ended March 31, 1997.

Exchange Feature. Investors will have the privilege of exchanging shares of the Fund for shares of any other series of the Trust established by the Advisor. An exchange involves the simultaneous redemption of shares of one series and purchase of shares of another series at the respective closing net asset value next determined after a request for redemption has been received plus applicable sales charge, and is a taxable transaction. Each series of the Trust will have a different investment objective, which may be of interest to investors in each series. Shares of the Fund may be exchanged for shares of any other series of the Trust affiliated with the Advisor at the net asset value plus the percentage difference between that series' sales charge and any sales charge previously paid in connection with the shares being exchanged. For example, if a 2% sales charge was paid on shares that are exchanged into a series with a 3% sales charge, there would be an additional sales charge of 1% on the exchange. Exchanges may only be made by investors in states where shares of the other series are qualified for sale. An investor may direct the Fund to exchange his shares by writing to the Fund at its principal office. The request must be signed exactly as the investor's name appears on the account, and it must also provide the account number, number of shares to be exchanged, the name of the series to which the exchange will take place and a statement as to whether the exchange is a full or partial redemption of existing shares. Notwithstanding the foregoing, exchanges of shares may only be within the same class or type of class of shares involved. For example, Investor Shares may not be exchanged for Institutional Shares.

A pattern of frequent exchange transactions may be deemed by the Advisor to be an abusive practice that is not in the best interests of the shareholders of the Fund. Such a pattern may, at the discretion of the Advisor, be limited by the Fund's refusal to accept further purchase and/or exchange orders from an investor, after providing the investor with 60 days prior notice. The Advisor will consider all factors it deems relevant in determining whether a pattern of frequent purchases, redemptions and/or exchanges by a particular investor is abusive and not in the best interests of the Fund or its other shareholders.

A shareholder should consider the investment objectives and policies of any series into which the shareholder will be making an exchange, as described in the prospectus for that other series. The Board of Trustees of the Trust reserves the right to suspend or terminate, or amend the terms of, the exchange privilege upon 60 days written notice to the shareholders.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Fund will automatically charge the checking account for the amount specified ($100 minimum), which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

Stock Certificates. Stock certificates will not be issued for your shares. Evidence of ownership will be given by issuance of periodic account statements that will show the number of shares owned.

                           HOW SHARES MAY BE REDEEMED

Shares of the Fund may be redeemed (the Fund will repurchase them from shareholders) by mail or telephone. Any redemption may be more or less than the purchase price of your shares depending on the market value of the Fund's portfolio securities. All redemption orders received in proper form, as indicated herein, by the Fund, whether by mail or telephone, prior to 4:00 p.m. New York time, Monday through Friday, except for business holidays, will redeem shares at the net asset value determined at that time. Otherwise, your order will redeem shares as of such 4:00 p.m. time on the next business day. There is no charge for redemptions from the Fund other than possible charges for wiring redemption proceeds. You may also redeem your shares through a broker-dealer or other institution, who may charge you a fee for its services.

The Board of Trustees reserves the right to involuntarily redeem any account having a net asset value of less than $1,000 (due to redemptions, exchanges or transfers, and not due to market action) upon 30 days written notice. If the shareholder brings his account net asset value up to $1,000 or more during the notice period, the account will not be redeemed. Redemptions from retirement plans may be subject to tax withholding.

If you are uncertain of the requirements for redemption, please contact the Fund, at 1-800-525-3863, or write to the address shown below.

Regular Mail Redemptions. Your request should be addressed to the Capital Value Fund, Investor Shares, 107 North Washington Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365. Your request for redemption must include:

1) Your letter of instruction specifying the account number, and the number of shares or dollar amount to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

2)   Any required signature guarantees (see "Signature Guarantees" below); and

3) Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds will be sent to you within seven days after receipt of your redemption request. However, the Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. Such delay (which may take up to 15 days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer. In all cases the net asset value next determined after the receipt of the request for redemption will be used in processing the redemption. The Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the New York Stock Exchange is closed, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the Commission may permit.

Telephone and Bank Wire Redemptions. The Fund offers shareholders the option of redeeming shares by telephone under certain limited conditions. The Fund will redeem shares when requested by the shareholder if, and only if, the shareholder confirms redemption instructions in writing.

The Fund may rely upon confirmation of redemption requests transmitted via facsimile (FAX# 919-972-1908). The confirmation instructions must include:

1)   Shareholder name and account number;

2)   Number of shares or dollar amount to be redeemed;

3)   Instructions for transmittal of redemption funds to the shareholder; and

4) Shareholder signature as it appears on the application then on file with the Fund.

The net asset value used in processing the redemption will be the net asset value next determined after the telephone request is received. Redemption proceeds will not be distributed until written confirmation of the redemption request is received, per the instructions above. You can choose to have redemption proceeds mailed to you at your address of record, your bank, or to any other authorized person, or you can have the proceeds sent by bank wire to your bank ($5,000 minimum). Shares of the Fund may not be redeemed by wire on days on which your bank or the Fund's Custodian is not open for business. You can change your redemption instructions anytime you wish by filing a letter including your new redemption instructions with the Fund. See "Signature Guarantees" below. The Fund reserves the right to restrict or cancel telephone and bank wire redemption privileges for shareholders, without notice, if the Fund believes it to be in the best interest of the shareholders to do so. During drastic economic and market conditions, telephone redemption privileges may be difficult to implement.

The Fund in its discretion may choose to pass through to redeeming shareholders any charges by the Custodian for wire redemptions. The Custodian currently charges $7.00 per transaction for wiring redemption proceeds. If this cost is passed through to redeeming shareholders by the Fund, the charge will be deducted automatically from the shareholder's account by redemption of shares in the account. The shareholder's bank or brokerage firm may also impose a charge for processing the wire. The shareholder's bank or brokerage firm may also impose a charge for processing the wire. If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

You may redeem shares, subject to the procedures outlined above, by calling the Fund at 1-800-525-3863. Redemption proceeds will only be sent to the bank account or person named in your Fund Shares Application currently on file with the Fund. Telephone redemption privileges authorize the Fund to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Fund to be genuine. The Fund will employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine, and, if it does not follow such procedures, the Fund will be liable for any losses due to fraudulent or unauthorized instructions. The Fund will not be liable for following telephone instructions reasonably believed to be genuine.

Systematic Withdrawal Plan. A shareholder who owns shares of the Fund valued at $10,000 or more at current net asset value may establish a Systematic Withdrawal Plan to receive a monthly or quarterly check in a stated amount not less than $100. Each month or quarter as specified, the Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. Call or write the Fund for an application form. See the Statement of Additional Information for further details.

Signature Guarantees. To protect your account and the Fund from fraud, signature guarantees are required to be sure that you are the person who has authorized a change in registration, or standing instructions, for your account. Signature guarantees are required for (1) change of registration requests, (2) requests to establish or change exchange privileges or telephone redemption service other than through your initial account application, and (3) requests for redemptions in excess of $50,000. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange or association clearing agency, and must appear on the written request for redemption, establishment or change in exchange privileges, or change of registration.

                             MANAGEMENT OF THE FUND

Trustees and Officers. The Fund is a diversified series of The Nottingham Investment Trust II (the "Trust"), an investment company organized as a Massachusetts business trust on October 25, 1990. The Board of Trustees of the Trust is responsible for the management of the business and affairs of the Trust. The Trustees and executive officers of the Trust and their principal occupations for the last five years are set forth in the Statement of Additional Information under "Management of the Fund - Trustees and Officers." The Board of Trustees of the Trust is primarily responsible for overseeing the conduct of the Trust's business. The Board of Trustees elects the officers of the Trust who are responsible for its and the Fund's day-to-day operations.

The Advisor. Subject to the authority of the Board of Trustees, Capital Investment Counsel, Inc. (the "Advisor") provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to an Investment Advisory Agreement (the "Advisory Agreement") with the Trust.

The Advisor is registered under the Investment Advisors Act of 1940, as amended. Registration of the Advisor does not involve any supervision of management or investment practices or policies by the Securities and Exchange Commission. The Advisor, established as a North Carolina corporation in 1984, is controlled by Richard K. Bryant and E.O. Edgerton, Jr. They also control the Distributor. The Advisor currently serves as investment advisor to over $130 million in assets. The Advisor has been rendering investment counsel, utilizing investment strategies substantially similar to that of the Fund, to individuals, banks and thrift institutions, pension and profit sharing plans, trusts, estates, charitable organizations, corporations, and other business and individual accounts since its formation. The Advisor's address is 17 Glenwood Avenue, Post Office Box 32249, Raleigh, North Carolina 27622.

Under the Advisory Agreement with the Fund, the Advisor receives a monthly management fee equal to an annual rate of 0.60% of the first $250 million of the average daily net assets of the Fund and 0.50% on assets over $250 million. For the fiscal year ended March 31, 1997, the Advisor received $47,054 as investment advisory fees for the year (0.60% of the average daily net assets of the Fund).

E.O. Edgerton, Jr., a principal of the Advisor, and an officer of the Fund, has been responsible for day-to-day management of the Fund's portfolio since its inception in 1990. He has been with the Advisor since its inception in 1984.

The Advisor supervises and implements the investment activities of the Fund, including the making of specific decisions as to the purchase and sale of portfolio investments. Among the responsibilities of the Advisor under the Advisory Agreement is the selection of brokers and dealers through whom transactions in the Fund's portfolio investments will be effected. The Advisor attempts to obtain the best execution for all such transactions. If it is believed that more than one broker is able to provide the best execution, the Advisor will consider the receipt of quotations and other market services and of research, statistical and other data and the sale of shares of the Fund in selecting a broker. The Advisor may also utilize a brokerage firm affiliated with the Trust or the Advisor (including the Distributor, an affiliate of the Advisor) if it believes it can obtain the best execution of transactions from such broker. Research services obtained through Fund brokerage transactions may be used by the Advisor for its other clients and, conversely, the Fund may benefit from research services obtained through the brokerage transactions of the Advisor's other clients. For further information, see "Investment Objective and Policies - Investment Transactions" in the Statement of Additional Information.

During the fiscal year ended March 31, 1997, the total brokerage commissions paid by the Fund were $5,560, all of which were paid during such period to the Distributor. Transactions in which the Fund used the Distributor as broker involved 100% of the aggregate dollar amount of transactions involving the payment of commissions and 100% of the aggregate broker commissions paid by the Fund for the fiscal year ended March 31, 1997.

The Administrator. The Trust has entered into an Administration Agreement with The Nottingham Company (the "Administrator"), 105 North Washington Street, Post Office Drawer 69, Rocky Mount, North Carolina 27802-0069, pursuant to which the Administrator receives a fee at the annual rate of 0.25% of the average daily net assets of the Fund on the first $10 million; 0.20% of the next $40 million; 0.175% on the next $50 million; and 0.15% of its average daily net assets in excess of $100 million. In addition, the Administrator currently receives a base monthly fee of $1,750 for accounting and recordkeeping services for the Fund and $750 for each Class of Shares beyond the initial Class. The Administrator also charges the Fund for certain costs involved with the daily valuation of investment securities and is reimbursed for out-of-pocket expenses. The Administrator charges a minimum fee of $3,000 per month for all of its fees taken in the aggregate, analyzed monthly.

Subject to the authority of the Board of Trustees, the services the Administrator provides to the Fund include coordinating and monitoring any third parties furnishing services to the Fund; providing the necessary office space, equipment and personnel to perform administrative and clerical functions for the Fund; and preparing, filing and distributing proxy materials, periodic reports to shareholders, registration statements and other documents. The Administrator also performs certain accounting and pricing services for the Fund as pricing agent, including the daily calculation of the Fund's net asset value for each Class of Shares.

The Administrator was formed as a North Carolina corporation in 1988. Together with its affiliates and predecessors, the Administrator has been operating as a financial services firm since 1985. Frank P. Meadows III is the firm's Managing Director and controlling shareholder.

The Transfer Agent. NC Shareholder Services, LLC (the "Transfer Agent") serves as the Fund's transfer, dividend paying, and shareholder servicing agent. The Transfer Agent, subject to the authority of the Board of Trustees, provides transfer agency services pursuant to an agreement with the Administrator, which has been approved by the Trust. The Transfer Agent maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions. The Transfer Agent is compensated for its services by the Administrator and not directly by the Fund.

The Transfer Agent, whose address is 107 North Washington Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365, was established as a North Carolina limited liability company in 1997. John D. Marriott, Jr., is the firm's controlling member.

The Custodian. First Union National Bank of North Carolina, Two First Union Center, Charlotte, North Carolina 28288-1151, serves as Custodian of the Fund's assets. The Custodian acts as the depository for the Fund, safekeeps its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Fund's request and maintains records in connection with its duties.

Other Expenses. The Fund is responsible for the payment of its expenses. These include, for example, the fees payable to the Advisor, or expenses otherwise incurred in connection with the management of the investment of the Fund's assets, the fees and expenses of the Custodian, the fees and expenses of the Administrator, the fees and expenses of Trustees, outside auditing and legal expenses, all taxes and corporate fees payable by the Fund, Securities and Exchange Commission fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders, costs of shareholder reports and shareholder meetings, and any extraordinary expenses. The Fund also pays for brokerage commissions and transfer taxes (if any) in connection with the purchase and sale of portfolio securities. Expenses attributable to a particular series of the Trust, including the Fund, will be charged to that series, and expenses not readily identifiable as belonging to a particular series will be allocated by or under procedures approved by the Board of Trustees among one or more series in such a manner as it deems fair and equitable. Any expenses relating only to a particular Class of Shares of the Fund will be borne solely by such Class. The Fund's expense ratio for prior fiscal years, calculated both before and after fee waivers and expense reimbursements, if any, is indicated under "Financial Highlights" above.

                                OTHER INFORMATION

Description of Shares. The Trust was organized as a Massachusetts business trust on October 25, 1990, under a Declaration of Trust. The Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares and to create an unlimited number of series of shares. The Board of Trustees may also classify and reclassify any unissued shares into one or more classes of shares. The Trust currently has the number of authorized series of shares, including the Fund, and classes of shares, described in the Statement of Additional Information under "Description of the Trust." Pursuant to its authority under the Declaration of Trust, the Board of Trustees has authorized the issuance of an unlimited number of shares in each of two Classes ("Investor Shares" and "Institutional Shares") representing equal pro rata interests in the Fund, except that the Classes bear different expenses that reflect the differences in services provided to them. Investor Shares are sold with a sales charge and bear potential distribution expenses and service fees. Institutional Shares are sold without a sales charge and bear no shareholder servicing or distribution fees. As a result of different charges, fees, and expenses between the Classes, the total return on the Fund's Investor Shares will generally be lower than the total return on the Institutional Shares. Standardized total return quotations will be computed separately for each Class of Shares of the Fund.

THIS PROSPECTUS RELATES TO THE FUND'S INVESTOR SHARES AND DESCRIBES ONLY THE POLICIES, OPERATIONS, CONTRACTS, AND OTHER MATTERS PERTAINING TO THE INVESTOR SHARES. THE FUND ALSO ISSUES A CLASS OF INSTITUTIONAL SHARES. SUCH OTHER CLASS MAY HAVE DIFFERENT SALES CHARGES AND EXPENSES, WHICH MAY AFFECT PERFORMANCE. INVESTORS MAY CALL THE FUND AT 1-800-525-3863 TO OBTAIN MORE INFORMATION CONCERNING OTHER CLASSES AVAILABLE TO THEM THROUGH THEIR SALES REPRESENTATIVE. INVESTORS MAY OBTAIN INFORMATION CONCERNING THOSE CLASSES FROM THEIR SALES REPRESENTATIVE, THE DISTRIBUTOR, THE FUND, OR ANY OTHER PERSON WHICH IS OFFERING OR MAKING AVAILABLE TO THEM THE SECURITIES OFFERED IN THIS PROSPECTUS.

When issued, the shares of each series of the Trust, including the Fund, and each class of shares, will be fully paid, nonassessable and redeemable. The Trust does not intend to hold annual shareholder meetings; it may, however, hold special shareholder meetings for purposes such as changing fundamental policies or electing Trustees. The Board of Trustees shall promptly call a meeting for the purpose of electing or removing Trustees when requested in writing to do so by the record holders of a least 10% of the outstanding shares of the Trust. The term of office of each Trustee is of unlimited duration. The holders of at least two-thirds of the outstanding shares of the Trust may remove a Trustee from that position either by declaration in writing filed with the Custodian or by votes cast in person or by proxy at a meeting called for that purpose.

The Trust's shareholders will vote in the aggregate and not by series (fund) or class, except where otherwise required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of the shareholders of a particular series or class. Matters affecting an individual series, such as the Fund, include, but are not limited to, the investment objectives, policies and restrictions of that series. Shares have no subscription, preemptive or conversion rights. Share certificates will not be issued. Each share is entitled to one vote (and fractional shares are entitled to proportionate fractional votes) on all matters submitted for a vote, and shares have equal voting rights except that only shares of a particular series or class are entitled to vote on matters affecting only that series or class. Shares do not have cumulative voting rights. Therefore, the holders of more than 50% of the aggregate number of shares of all series of the Trust may elect all the Trustees.

On July 22, 1997, Bryant Supply Company, Inc. (605 East Franklin Boulevard, Gastonia, North Carolina) and its employee benefit plans owned 51.06% of the outstanding shares of the Fund and are therefore deemed to control the Fund.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust, therefore, contains provisions which are intended to mitigate such liability. See "Description of the Trust" in the Statement of Additional Information for further information about the Trust and its shares.

Reporting to Shareholders. The Fund will send to its shareholders Annual and Semi-Annual Reports; the financial statements appearing in Annual Reports for the Fund will be audited by independent accountants. In addition, the Fund will send to each shareholder having an account directly with the Fund a quarterly statement showing transactions in the account, the total number of shares owned and any dividends or distributions paid. Inquiries regarding the Fund may be directed in writing to 107 North Washington Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365 or by calling 1-800-525-3863.

Calculation of Performance Data. From time to time the Fund may advertise its average annual total return for each Class of Shares. The "average annual total return" refers to the average annual compounded rates of return over 1-, 5- and 10-year periods that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation assumes the reinvestment of all dividends and distributions, includes all recurring fees that are charged to all shareholder accounts and deducts all nonrecurring charges at the end of each period. The calculation further assumes the maximum sales load is deducted from the initial payment. If the Fund has been operating less than 1, 5 or 10 years, the time period during which the Fund has been operating is substituted.

In addition, the Fund may advertise other total return performance data other than average annual total return for each Class of Shares. This data shows as a percentage rate of return encompassing all elements of return (i.e. income and capital appreciation or depreciation); it assumes reinvestment of all dividends and capital gain distributions. Such other total return data may be quoted for the same or different periods as those for which average annual total return is quoted. This data may consist of a cumulative percentage rate of return, actual year-by-year rates or any combination thereof. Cumulative total return represents the cumulative change in value of an investment in the Fund for various periods.

The total return of the Fund could be increased to the extent the Advisor may waive all or a portion of its fees or may reimburse all or a portion of the Fund's expenses. Total return figures are based on the historical performance of the Fund, show the performance of a hypothetical investment, and are not intended to indicate future performance. The Fund's quotations may from time to time be used in advertisements, sales literature, shareholder reports, or other communications. For further information, see "Additional Information on Performance" in the Statement of Additional Information.

No dealer, salesman, or other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Advisor. This Prospectus does not constitute an offering in any state in which an offering may not lawfully be made.

The Fund reserves the right in its sole discretion to withdraw all or any part of the offering made by this Prospectus or to reject purchase orders. All orders to purchase shares are subject to acceptance by the Fund and are not binding until confirmed or accepted in writing.

                  CAPITAL VALUE FUND
              107 North Washington Street
                 Post Office Box 4365
        Rocky Mount, North Carolina 27803-0365
                    1-800-525-3863

                  INVESTMENT ADVISOR
           Capital Investment Counsel, Inc.
                 Post Office Box 32249
             Raleigh, North Carolina 27622

            ADMINISTRATOR & FUND ACCOUNTANT
                The Nottingham Company
                 Post Office Drawer 69
        Rocky Mount, North Carolina 27802-0069

         DIVIDEND DISBURSING & TRANSFER AGENT
             NC Shareholder Services, LLC
                 Post Office Box 4365
        Rocky Mount, North Carolina 27803-0365

                      DISTRIBUTOR
            Capital Investment Group, Inc.
                 Post Office Box 32249
             Raleigh, North Carolina 27622

                       CUSTODIAN
      First Union National Bank of North Carolina
                Two First Union Center
         Charlotte, North Carolina 28288-1151

                 INDEPENDENT AUDITORS
                 Deloitte & Touche LLP
                  2500 One PPG Place
          Pittsburgh, Pennsylvania 15222-5401





                   CAPITAL VALUE FUND
                     INVESTOR CLASS










                       PROSPECTUS






                      July 31, 1997

PROSPECTUS

                               CAPITAL VALUE FUND
                               INSTITUTIONAL CLASS

The investment objective of the Capital Value Fund (the "Fund") is to provide its shareholders with a maximum total return consisting of any combination of capital appreciation, both realized and unrealized, and income under the constantly varying market conditions. The Fund will seek to achieve this objective by investing in a flexible portfolio of equity securities, fixed income securities, and money market instruments. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the investment policies described in this Prospectus. The Fund has a net asset value that will fluctuate in accordance with the value of its portfolio securities. This Prospectus relates to shares ("Institutional Shares") representing interests in the Fund. The Institutional Shares are offered to institutional investors without any sales or redemption charges or shareholder servicing or distribution fees. See "Prospectus Summary Offering Price."

                               INVESTMENT ADVISOR

                        Capital Investment Counsel, Inc.
                             Raleigh, North Carolina

The Fund is a diversified series of The Nottingham Investment Trust II (the "Trust"), a registered open-end management investment company. This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. Investors should read this Prospectus and retain it for future reference. Additional information about the Fund has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request and without charge. You may request the Statement of Additional
Information, which is incorporated in this Prospectus by reference, by writing the Fund at Post Office Box 4365, Rocky Mount, North Carolina 27803-0365, or by calling 1-800-525-3863. The SEC also maintains an Internet Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding the Fund.


      Investment in the Fund involves risks, including the possible loss of principal. Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, and such shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal
                      Reserve Board, or any other agency.


  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
      AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON
 THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
                             IS A CRIMINAL OFFENSE.

The date of this Prospectus and the Statement of Additional Information is July 31, 1997.

                                TABLE OF CONTENTS

PROSPECTUS SUMMARY............................................  2

FEE TABLE.....................................................  3

FINANCIAL HIGHLIGHTS..........................................  4

INVESTMENT OBJECTIVE AND POLICIES.............................  4

RISK FACTORS..................................................  7

INVESTMENT LIMITATIONS........................................  8

FEDERAL INCOME TAXES..........................................  9

DIVIDENDS AND DISTRIBUTIONS................................... 10

HOW SHARES ARE VALUED......................................... 11

HOW SHARES MAY BE PURCHASED................................... 11

HOW SHARES MAY BE REDEEMED.................................... 14

MANAGEMENT OF THE FUND........................................ 16

OTHER INFORMATION............................................. 18


This Prospectus is not an offering of the securities herein described in any state in which the offering is unauthorized. No sales representative, dealer or other person is authorized to give any information or make any representations other than those contained in this Prospectus.

                               PROSPECTUS SUMMARY

The Fund. The Capital Value Fund (the "Fund") is a diversified series of The Nottingham Investment Trust II (the "Trust"), a registered open-end management investment company organized as a Massachusetts business trust. The Fund is commonly known as a "mutual fund." This Prospectus relates to Institutional Shares of the Fund. See "Other Information - Description of Shares."

Offering Price. The Institutional Shares are offered to institutional investors at net asset value without a sales charge and are not subject to any shareholder servicing or distribution fees.The minimum initial investment is $5,000 ($1,000 for IRAs and Keogh Plans). The minimum subsequent investment is $500. See "How Shares May Be Purchased."

Investment  Objective and Policies.  The investment  objective of the Fund is to provide its shareholders with a maximum total return consisting of any combination of capital appreciation, both realized and unrealized, and income under the constantly varying market conditions. In order to achieve the Fund's investment objective, the percentage of Fund assets invested in equity securities, fixed income securities, and money market instruments will vary according to the Advisor's judgment of market and economic conditions, including trends in yields and interest rates, and changes in fiscal or monetary policies. When the Advisor believes that capital appreciation can be achieved without high levels of market risk, equity securities will be emphasized. Equity selection will emphasize those securities selling at or near the low end of their 2- to 5-year historical trading range. Particular emphasis will be placed on those companies with strong asset holdings in cash, current market value of real estate versus book value of that same real estate, a favorable debt/asset and debt/equity ratio, and a consistent management history of the company. See "Investment Objective and Policies." The Fund is not intended to be a complete investment program, and there can be no assurance that the Fund will achieve its investment objective.

Special  Risk  Considerations.  While the Fund will invest  primarily  in common stocks and bonds traded in U.S. securities markets, some of the Fund's investments may include foreign securities, illiquid securities, and securities purchased subject to a repurchase agreement or on a "when-issued" basis, which involve certain risks. To the extent that equity securities may comprise a major portion of its portfolio, the Fund's net asset value will be subject to stock market fluctuation. The Fund's net asset value may also fluctuate due to fluctuation in the value of the fixed income securities in the portfolio as a result of changes in the market interest rate, downgrading of the rating of a particular debt instrument, or other changes in the interest rate and fixed income market environment. The Fund may borrow only under certain limited conditions (including to meet redemption requests) and not to purchase securities. It is not the intent of the Fund to borrow except for temporary cash requirements. Borrowing, if done, would tend to exaggerate the effects of market and interest rate fluctuations on the Fund's net asset value until repaid. See "Risk Factors."

Manager. Subject to the general supervision of the Trust's Board of Trustees and in accordance with the Fund's investment policies, Capital Investment Counsel, Inc. of Raleigh, North Carolina (the "Advisor"), manages the Fund's investments. The Advisor currently manages over $130 million in assets. For its advisory services, the Advisor receives a monthly fee based on the Fund's daily net assets at the annual rate of 0.60%. The fee is reduced on assets over $250 million. See "Management of the Fund - The Advisor."

Dividends. Income dividends, if any, are generally paid quarterly; capital gains, if any, are generally distributed at least once each year. Dividends and capital gains distributions are automatically reinvested in additional shares of the same Class of the Fund at net asset value unless the shareholder elects to receive cash. See "Dividends and Distributions."

Distributor. Capital Investment Group, Inc. (the "Distributor"), an affiliate of the Advisor, serves as distributor of shares of the Fund. See "How Shares May Be Purchased - Distributor."

Redemption of Shares. There is no charge for redemptions other than possible charges associated with wire transfers of redemption proceeds. Shares may be redeemed at any time at the net asset value next determined after receipt of a redemption request by the Fund. A shareholder who submits appropriate written authorization may redeem shares by telephone. See "How Shares May Be Redeemed."

                                    FEE TABLE

The following table sets forth certain information in connection with the expenses of the Institutional Shares of the Fund for the current fiscal year. The information is intended to assist the investor in understanding the various costs and expenses borne by the Institutional Shares of the Fund, and therefore indirectly by its investors, the payment of which will reduce an investor's return on an annual basis.

            Shareholder Transaction Expenses for Institutional Shares
                     Maximum sales load imposed on purchases
                   (as a percentage of offering price)..................None
                Maximum sales load imposed on reinvested dividends......None
                Maximum deferred sales load.............................None
                Redemption fees*........................................None
                Exchange fee............................................None

                * The Fund in its discretion may choose to pass through to redeeming shareholders any charges imposed by the Custodian for wiring redemption proceeds. The Custodian currently charges the Fund $7.00 per transaction for wiring redemption proceeds.

            Annual Fund Operating Expenses for Institutional Shares1
                     (as a percentage of average net assets)
                Investment advisory fees................................0.60%
                12b-1 fees...............................................None
                Other expenses..........................................1.28%
                   Total operating expenses.............................1.88%1
                                                                        =====

EXAMPLE: You would pay the following expenses on a $1,000 investment in Institutional Shares of the Fund, whether or not you redeem at the end of the period, assuming a 5% annual return:

               1 Year          3 Years          5 Years          10 Years
               ------          -------          -------          --------
                 $19             $59             $102              $220

THE FOREGOING SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

1 The "Total operating expenses" shown above are based upon actual operating expenses incurred by the Investor Shares of the Fund for the fiscal year ended March 31, 1997, which were 2.38% of average daily net assets of the Investor Shares, but restated to reflect the maximum expenses anticipated to be incurred by the Institutional Shares of the Fund for the current fiscal year (without the payment of any distribution or service fees). Since the Institutional Shares were not offered prior to the date of this Prospectus, the actual operating expenses incurred by the Investor Shares of the Fund for the fiscal year ended March 31, 1997, have been used for illustration purposes, subject to restatement as provided above. The Advisor has voluntarily agreed to a reduction in the fees payable to it and to reimburse expenses of the Fund, if necessary, in an amount that limits "Total operating expenses" (exclusive of interest, taxes, brokerage fees and commissions, sales charges, and extraordinary expenses) to not more than 2.00% of the Institutional Shares' average daily net assets. There can be no assurance that the Advisor's voluntary fee waivers and expense reimbursements in the past will continue in the future.

See "Management of the Fund" below for more information about the fees and costs of operating the Fund. The assumed 5% annual return in the example is required by the Securities and Exchange Commission. The hypothetical rate of return is not intended to be representative of past or future performance of the Fund; the actual rate of return for the Fund may be greater or less than 5%.

                              FINANCIAL HIGHLIGHTS

The shares of the Fund are divided into multiple Classes representing interests in the Fund. This Prospectus relates to Institutional Shares of the Fund. See "Other Information - Description of Shares." Since the public offering of Institutional Shares of the Fund had not commenced during the fiscal periods covered by the Fund's financial statements and related Financial Highlights pertaining to Investor Shares of the Fund, no financial statements or related Financial Highlights are available pertaining to the Institutional Shares of the Fund. Further information about the performance of the Fund is contained in the Annual Report of the Fund, a copy of which may be obtained at no charge by calling the Fund.

                        INVESTMENT OBJECTIVE AND POLICIES

Investment Objective. The investment objective of the Fund is to provide its shareholders with a maximum total return consisting of any combination of capital appreciation, both realized and unrealized, and income under the constantly varying market conditions. The percentage of assets invested in equity securities, fixed income securities, and money market instruments will vary from time to time depending upon the Advisor's judgment of general market and economic conditions, trends in yields and interest rates, and changes in fiscal or monetary policies. While there is no guarantee that the Fund will meet its investment objective, it seeks to achieve its objective through the investment policies and techniques described in this Prospectus. The Fund's investment objective and fundamental investment limitations described herein may not be altered without the prior approval of a majority of the Fund's shareholders.

Investment Policies. In seeking to achieve the Fund's investment objective, the Advisor invests in a portfolio of equity securities for growth, or a combination of growth and income, and fixed income securities for income, or a combination of income and growth. Investments may also be made in money market instruments under circumstances when the Advisor believes the short-term, stable nature of money market instruments is the best means of achieving the Fund's goal of maximum total return. Each category of securities, and the investment approach to be used by the Fund, are described below.

The Fund will generally invest in securities traded on national securities exchanges and on the over-the-counter market. In addition to investing in various types of securities, the Advisor also invests in various companies, industries, and economic sectors. When the Advisor believes the equity markets are capable of providing capital appreciation, equity securities will be emphasized. When equities are believed by the Advisor to be subject to high levels of market risk, or when the Advisor believes there is a likelihood that interest rates will decline (in which case capital appreciation would be expected from fixed income securities), fixed income instruments will be emphasized. The Fund may invest up to 100% of the Fund's assets in any of the three categories of equity securities, fixed income securities, and money market instruments. By adjusting the portfolio allocation in this manner, the Advisor attempts to achieve the best opportunity for maximum total return.

The Fund will vary its investment allocation between equity securities, fixed income securities, and money market instruments depending upon the Advisor's view of the economic environment, trend in business environment, trend in interest rates, and prospects for particular industries within the overall market environment. In the selection of equity securities for investment in the Fund's portfolio, the Advisor seeks to identify equities that are undervalued in the securities markets. Candidates for such investment will usually include the equity securities of domestic, established companies whose underlying value of assets owned by the company, or "break up value" is close to or greater than the market valuation of those same assets.

No assurance can be given that the Advisor will be correct in its expectations of increased market recognition of value for the securities selected for the Fund's portfolio. While portfolio securities are generally acquired for the long term, they will be sold when the Advisor believes that: (a) the anticipated price appreciation has been achieved or is no longer probable; (b) alternate investments offer superior total return prospects; or (c) the risk of decline in market value is increased. When a portfolio security is sold due to (a) above, the Advisor prefers to reinvest the proceeds of the sale into two, three, or more new securities to provide additional diversity to the portfolio. Conversely when a portfolio security is sold due to (b) above, the Advisor prefers to reinvest those proceeds to consolidate the diversity of the portfolio into a larger position. In an attempt to reduce overall portfolio risk, provide stability, generate income, and to meet the operational and cash needs of the Fund, the Advisor allocates a portion of the Fund's assets to fixed income securities and money market instruments.

Equity Securities. The equity portion of the Fund's portfolio will generally be comprised of common stocks traded on domestic securities exchanges or on the over-the-counter market. In determining whether a common stock is a strong candidate for inclusion in the portfolio, the Advisor considers, among other things, such factors as: research material generated by the brokerage community; investment and business publications and general investor attitudes as perceived by the Advisor; valuation with respect to price-to-book value, price-to-sales, price-to-cash flow, price-to-earnings ratios, and dividend yield, all compared to historical valuations and future prospects for the company as judged by the Advisor. In addition to common stocks, the equity portion of the Fund's portfolio may also include preferred stock, convertible preferred stock, and convertible bonds.

Foreign Securities. The Fund may invest in the securities of foreign private issuers. The Fund may invest up to 10% of its total assets in foreign securities in order to take advantage of opportunities for growth where, as with domestic securities, they are depressed in price because they are out of favor with most of the investment community. The same factors would be considered in selecting foreign securities as with domestic securities. Foreign securities investment presents special consideration not typically associated with investment in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuations in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.

Because of the inherent risk of foreign securities over domestic issues, the Fund will generally limit foreign investments to those traded domestically as American Depository Receipts ("ADRs"). ADRs are receipts issued by a U.S. bank or trust company evidencing ownership of securities of a foreign issuer. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. The prices of ADRs are denominated in U.S. dollars while the underlying security may be denominated in a foreign currency. To the extent the Fund invests in other foreign securities, it will generally limit such investments to foreign securities traded on foreign securities exchanges.

Fixed Income Securities. The Fund's fixed income investments will include corporate debt obligations and U.S. Government Securities. The maturity of the fixed income securities purchased and held by the Fund will depend upon, among other reasons, the current and expected trend in interest rates, credit quality of the fixed income securities, relative attractiveness of fixed income securities versus equity securities, and the overall economic situation, current and expected. The Advisor will consider a number of factors in determining when to purchase and sell the investments of the Fund and when to invest for long, intermediate, or short maturities. Such factors may include money supply growth, the rate of unemployment, changes in consumer, wholesale and producer prices, as well as raw materials, commodities, and industrial prices, capital spending, the Gross National Product ("GNP") and industrial production. The Advisor will also consider the impact of inflation and the attitudes and concerns of key officials in the Federal Reserve and U.S. Government.

Corporate debt obligations purchased by the Fund will consist of "investment grade" securities -- those rated at least Baa by Moody's Investors Service, Inc. ("Moody's"), BBB by Standard & Poor's Ratings Group ("S&P"), Fitch Investors Service, Inc. ("Fitch"), or Duff & Phelps ("D&P") or, if not rated, of equivalent quality in the Advisor's opinion. Debt obligations rated Baa by Moody's or BBB by S&P, Fitch, or D&P may be considered speculative. Descriptions of the quality ratings of Moody's, S&P, Fitch, and D&P are contained in the Statement of Additional Information. While the Advisor utilizes the ratings of various credit rating services as one factor in establishing creditworthiness, it relies primarily upon its own analysis of factors establishing creditworthiness. For as long as the Fund holds a fixed income issue, the Advisor monitors the issuer's credit standing. If following investment, a corporate debt obligation held by the Fund is no longer considered to be "investment grade," or is considered to be "investment grade" by one rating agency but not by another, the Advisor will re-evaluate the issuer's credit standing and may retain the investment if it is still determined to be creditworthy.

Money Market Instruments. Money market instruments may be purchased when the Advisor believes interest rates are rising, the prospect for capital appreciation in the equity and longer term fixed income securities' markets are not attractive, or when the Advisor's secular view of interest rates favors short-term fixed income instruments versus longer term fixed income instruments. Money market instruments will typically represent a portion of the Fund portfolio, as funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities, and to provide for shareholder redemptions and operating expenses of the Fund. Money market instruments mature in thirteen months or less from the date of purchase and may include U.S. Government Securities, corporate debt securities (including those subject to repurchase agreements), bankers acceptances and certificates of deposit of domestic branches of U.S. banks, and commercial paper (including variable amount demand master notes) rated in one of the two highest rating categories by any of the nationally recognized statistical rating organizations or if not rated, of equivalent quality in the Advisor's opinion. The Advisor may, when it believes that unusually volatile or unstable economic and market conditions exist, depart from the Fund's investment approach and assume temporarily a defensive portfolio posture, increasing the Fund's percentage investment in money market instruments, even to the extent that 100% of the Fund's assets may be so invested.

U.S. Government Securities. The Fund may invest a portion of the portfolio in U.S. Government Securities, defined to be U.S. Government obligations such as U.S. Treasury notes, U.S. Treasury bonds, and U.S. Treasury bills, obligations guaranteed by the U.S. Government such as Government National Mortgage Association ("GNMA") as well as obligations of U.S. Government authorities, agencies and instrumentalities such as Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Housing Administration ("FHA"), Federal Farm Credit Bank ("FFCB"), Federal Home Loan
Bank ("FHLB"), Student Loan Marketing Association ("SLMA"), and The Tennessee Valley Authority. U.S. Government Securities may be acquired subject to repurchase agreements. While obligations of some U.S. Government sponsored entities are supported by the full faith and credit of the U.S. Government (e.g.
GNMA), several are supported by the right of the issuer to borrow from the U.S. Government (e.g. FNMA, FHLMC), and still others are supported only by the credit of the issuer itself (e.g. SLMA, FFCB). No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies or instrumentalities in the future, other than as set forth above, since it is not obligated to do so by law. The guarantee of the U.S. Government does not extend to the yield or value of the Fund's shares.

Repurchase Agreements. The Fund may acquire U.S. Government Securities or corporate debt securities subject to repurchase agreements. A repurchase agreement transaction occurs when the Fund acquires a security and simultaneously resells it to the vendor (normally a member bank of the Federal Reserve or a registered Government Securities dealer) for delivery on an agreed upon future date. The repurchase price exceeds the purchase price by an amount that reflects an agreed upon market interest rate earned by the Fund effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale typically will occur within one to seven days of the purchase. The Fund will not enter into any repurchase agreement which will cause more than 10% of its net assets to be invested in repurchase agreements that extend beyond seven days. In the event of the bankruptcy of the other party to a repurchase agreement, the Fund could experience delays in recovering its cash or the securities lent. To the extent that in the interim the value of the securities purchased may have declined, the Fund could experience a loss. In all cases, the creditworthiness of the other party to a transaction is reviewed and found satisfactory by the Advisor. Repurchase agreements are, in effect, loans of Fund assets. The Fund will not engage in reverse repurchase transactions, which are considered to be borrowings under the 1940 Act.

Real Estate Securities. The Fund will not invest in real estate (including mortgage loans and limited partnership interests), but may invest in readily marketable securities issued by companies that invest in real estate or interests therein. The Fund may also invest in readily marketable interests in real estate investment trusts ("REITs"). REITs are generally publicly traded on the national stock exchanges and in the over-the-counter market and have varying degrees of liquidity. Although the Fund is not limited in the amount of these types of real estate securities it may acquire, it is not presently expected that within the next 12 months the Fund will have in excess of 5% of its assets in real estate securities.

Investment Companies. In order to achieve its investment objective, the Fund may invest up to 10% of the value of its total assets in securities of other investment companies whose investment objectives are consistent with the Fund's investment objective. The Fund will not acquire securities of any one investment company if, immediately thereafter, the Fund would own more than 3% of such company's total outstanding voting securities, securities issued by such company would have an aggregate value in excess of 5% of the Fund's assets, or securities issued by such company and securities held by the Fund issued by other investment companies would have an aggregate value in excess of 10% of the Fund's assets. To the extent the Fund invests in other investment companies, the shareholders of the Fund would indirectly pay a portion of the operating costs of the underlying investment companies. These costs include management, brokerage, shareholder servicing and other operational expenses. Shareholders of the Fund would then indirectly pay higher operational costs than if they owned shares of the underlying investment companies directly.

                                  RISK FACTORS

Investment Policies and Techniques. Reference should be made to "Investment Objective and Policies" above for a description of special risks presented by the investment policies of the Fund and the specific securities and investment techniques that may be employed by the Fund, including the risks associated with foreign securities and repurchase agreements. A more complete discussion of certain of these securities and investment techniques and their associated risks is contained in the Statement of Additional Information.

Fluctuations in Value. Because there is risk in any investment, there can be no assurance that the Fund will meet its investment objective. To the extent that the Fund's equity portfolio consists principally of common stocks, it may be expected that its net asset value will be subject to greater fluctuation than a portfolio containing mostly fixed income securities. The fixed income securities in which the Fund will invest are subject to fluctuation in value. Such fluctuations may be based on movements in interest rates or from changes in the creditworthiness of the issuers, which may result from adverse business and economic developments or proposed corporate transactions, such as a leveraged buy-out or recapitalization of the issuer. The value of the Fund's fixed income securities will generally vary inversely with the direction of prevailing interest rate movements. Should interest rates increase or the creditworthiness of an issuer deteriorate, the value of the Fund's fixed income securities would decrease in value, which would have a depressing influence on the Fund's net asset value. Although certain of the U.S. Government Securities in which the Fund may invest are guaranteed as to timely payment of principal and interest, the market value of the securities, upon which the Fund's net asset value is based, will fluctuate due to the interest rate risks described above. Additionally, not all U.S. Government Securities are backed by the full faith and credit of the U.S. Government.

Portfolio Turnover. The Fund sells portfolio securities without regard to the length of time they have been held in order to take advantage of new investment opportunities. Nevertheless, the Fund's portfolio turnover generally will not exceed 75% in any one year. Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover may also have capital gains tax consequences. The Fund's turnover ratio for the fiscal years ended March 31, 1996, and 1997, was 12.33% and 7.31%, respectively.

Borrowing. The Fund may borrow, temporarily, a portion of its total assets for extraordinary purposes and to meet redemption requests which might otherwise require untimely disposition of portfolio holdings. See "Investment Limitations" below. To the extent the Fund borrows for these purposes, the effects of market price fluctuations on portfolio net asset value will be exaggerated. If, while such borrowing is in effect, the value of the Fund's assets declines, the Fund could be forced to liquidate portfolio securities when it is disadvantageous to do so. The Fund would incur interest and other transaction costs in connection with borrowing. The Fund will borrow only from a bank. The Fund will not make any investments if the borrowing exceeds 5% of its assets until such time as repayment has been made to bring the total borrowing below 5% of its assets.

Illiquid Investments. The Fund may invest up to 10% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price at which they are valued. Under the supervision of the Board of Trustees, the Advisor determines the liquidity of the Fund's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid securities before maturity may be time consuming and expensive, and it may be difficult or impossible for the Fund to sell illiquid investments promptly at an acceptable price. The Fund may not invest in restricted securities, which are securities that cannot be sold to the public without registration under the federal securities laws.

Forward Commitments and When-Issued Securities. The Fund may purchase when-issued securities and commit to purchase securities for a fixed price at a future date beyond customary settlement time. The Fund is required to hold and maintain in a segregated account until the settlement date, cash, U.S. Government Securities or high-grade debt obligations in an amount sufficient to meet the purchase price. Purchasing securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. In addition, no income accrues to the purchaser of when-issued securities during the period prior to issuance. Although the Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if the Advisor deems it appropriate to do so. The Fund may realize short-term gains or losses upon such sales.

                             INVESTMENT LIMITATIONS

To limit the Fund's exposure to risk, the Fund has adopted certain fundamental investment limitations. Some of these restrictions are that the Fund will not:
(1) issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure: (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund's total assets or, (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities if, immediately after such borrowing, the value of the Fund's assets, including all borrowings then outstanding, less its liabilities (excluding all borrowings), is equal to at least 300% of the aggregate amount of borrowings then outstanding, and the Fund may pledge its assets to secure all such borrowings; (2) make loans of money or securities, except that the Fund may invest in repurchase agreements (but repurchase agreements having a maturity of longer than seven days, together with other illiquid securities, are limited to 10% of the Fund's net assets), money market instruments, and other debt securities; (3) invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors), if more than 5% of its total assets would be invested in such securities; (4) write, purchase or sell puts, calls, warrants or combinations thereof, or purchase or sell commodities, commodities contracts, futures contracts or related options; (5) invest in oil, gas or mineral leases or exploration programs, or real estate (except the Fund may invest in readily marketable securities of companies that own or deal in such things); (6) invest more than 5% of its assets at cost in the securities of any one issuer nor hold more than 10% of the voting stock of any issuer (except that U.S. Government Securities are not subject to these limitations); (7)
invest in restricted securities; and (8) invest more than 10% of the Fund's total assets in foreign securities, including sponsored ADRs. See "Investment Limitations" in the Fund's Statement of Additional Information for a complete list of investment limitations.

If the Board of Trustees of the Trust determines that the Fund's investment objective can best be achieved by a substantive change in a non-fundamental investment limitation, the Board can make such change without shareholder approval and will disclose any such material changes in the then current Prospectus. Any limitation that is not specified in the Fund's Prospectus, or in the Statement of Additional Information, as being fundamental, is non-fundamental. If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Fund's portfolio securities will not constitute a violation of such limitation.

                              FEDERAL INCOME TAXES

Taxation  of the Fund.  The  Internal  Revenue  Code of 1986,  as  amended  (the
"Code"), treats each series in the Trust, including the Fund, as a separate regulated investment company. Each series of the Trust, including the Fund, intends to qualify or remain qualified as a regulated investment company under the Code by distributing substantially all of its "net investment income" to shareholders and meeting other requirements of the Code. For the purpose of calculating dividends, net investment income consists of income accrued on portfolio assets, less accrued expenses. Upon qualification, the Fund will not be liable for federal income taxes to the extent earnings are distributed. The Board of Trustees retains the right for any series of the Trust, including the Fund, to determine for any particular year if it is advantageous not to qualify as a regulated investment company. Regulated investment companies, such as each series of the Trust, including the Fund, are subject to a non-deductible 4% excise tax to the extent they do not distribute the statutorily required amount of investment income, determined on a calendar-year basis, and capital gain net income, using an October 31 year-end measuring period. The Fund intends to declare or distribute dividends during the calendar year in an amount sufficient to prevent imposition of the 4% excise tax.

For the fiscal year ended March 31, 1997, the Fund was considered a "personal holding company" under the Code since 50% of the value of the Fund's share were owned directly or indirectly by five or fewer individuals at certain times during the last half of the year. As a result, the Fund was unable to meet the requirements for taxation as a regulated investment company and will be unable to meet such requirements as long as it is classified as a personal holding company. As a personal holding company, the Fund is subject to federal income taxes on undistributed personal holding company income at the maximum individual income tax rate. For the fiscal year ended March 31, 1997, however, no provision was made for federal income taxes since substantially all taxable income was distributed to shareholders. For the current fiscal year, the Fund anticipates that either it will qualify as a regulated investment company under the Code or, if still considered a personal holding company, it will distribute substantially all of its taxable income for the current fiscal year to shareholders in order to avoid individual income taxes.

Taxation of Shareholders. For federal income tax purposes, any dividends and distributions from short-term capital gains that a shareholder receives in cash from the Fund or which are re-invested in additional shares will be taxable ordinary income. If a shareholder is not required to pay a tax on income, he will not be required to pay federal income taxes on the amounts distributed to him. A dividend declared in October, November or December of a year and paid in January of the following year will be considered to be paid on December 31 of the year of declaration.

Distributions paid by the Fund from long-term capital gains, whether received in cash or reinvested in additional shares, are taxable as long-term capital gains, regardless of the length of time an investor has owned shares in the Fund. Capital gain distributions are made when the Fund realizes net capital gains on sales of portfolio securities during the year. Dividends and capital gain distributions paid by the Fund shortly after shares have been purchased, although in effect a return of investment, are subject to federal income taxation.

The sale of shares of the Fund is a taxable event and may result in a capital gain or loss. Capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series of a mutual fund).

The Trust will inform shareholders of the Fund of the source of their dividends and capital gains distributions at the time they are paid and, promptly after the close of each calendar year, will issue an information return to advise shareholders of the federal tax status of such distributions and dividends. Dividends and distributions may also be subject to state and local taxes. Shareholders should consult their tax advisors regarding specific questions as to federal, state or local taxes.

Federal income tax law requires investors to certify that the social security number or taxpayer identification number provided to the Fund is correct and that the investor is not subject to 31% withholding for previous under-reporting to the Internal Revenue Service (the "IRS"). Investors will be asked to make the appropriate certification on their application to purchase shares. If a shareholder of the Fund has not complied with the applicable statutory and IRS requirements, the Fund is generally required by federal law to withhold and remit to the IRS 31% of reportable payments (which may include dividends and redemption amounts).

                           DIVIDENDS AND DISTRIBUTIONS

The Fund intends to distribute substantially all of its net investment income, if any, in the form of dividends. The Fund will generally pay income dividends, if any, quarterly, and will generally distribute net realized capital gains, if any, at least annually.

Unless a shareholder elects to receive cash, dividends and capital gains will be automatically reinvested in additional full and fractional shares of the same Class of the Fund at the net asset value per share next determined. Reinvested dividends and capital gains are exempt from any sales load. Shareholders wishing to receive their dividends or capital gains in cash may make their request in writing to the Fund at 107 North Washington Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365. That request must be received by the Fund prior to the record date to be effective as to the next dividend. If cash payment is requested, checks will be mailed within five business days after the last day of each quarter or the Fund's fiscal year end, as applicable. Each shareholder of the Fund will receive a quarterly summary of his or her account, including information as to reinvested dividends from the Fund. Tax consequences to shareholders of dividends and distributions are the same if received in cash or in additional shares of the Fund.

In order to satisfy certain requirements of the Code, the Fund may declare special year-end dividend and capital gains distribution during December. Such distributions, if received by shareholders by January 31, are deemed to have been paid by the Fund and received by shareholders on December 31 of the prior year.

There is no fixed dividend rate, and there can be no assurance as to the payment of any dividends or the realization of any gains. The Fund's net investment income available for distribution to holders of Institutional Shares will be reduced by the amount of any expenses allocated to the Institutional Shares.


                              HOW SHARES ARE VALUED

The net asset value for each Class of Shares of the Fund is determined at 4:00 p.m., New York time, Monday through Friday, except on business holidays when the New York Stock Exchange is closed. The net asset value of the shares of the Fund for purposes of pricing sales and redemptions is equal to the total market value of its investments and other assets, less all of its liabilities, divided by the number of its outstanding shares. Net asset value is determined separately for each Class of Shares of the Fund and reflects any liabilities allocated to a particular Class as well as the general liabilities of the Fund.

Securities that are listed on a securities exchange are valued at the last quoted sales price at the time the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded by the Fund. Securities that are listed on an exchange and which are not traded on the valuation date are valued at the mean of the bid and asked prices. Unlisted securities traded over-the-counter for which market quotations are readily available are valued at the latest quoted sales price, if available, at the time of valuation, otherwise, at the latest quoted bid price. Temporary cash investments with maturities of 60 days or less will be valued at amortized cost, which approximates market value. Securities for which no current quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Trustees of the Trust. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

Fixed  income  securities  will  ordinarily  be traded  on the  over-the-counter market. When market quotations are not readily available, fixed income securities may be valued based on prices provided by a pricing service. The prices provided by the pricing service are generally determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities, and developments related to specific securities. Such fixed income securities may also be priced based upon a matrix system of pricing similar bonds and other fixed income securities. Such matrix system may be based upon the considerations described above used by other pricing services and information obtained by the pricing agent from the Advisor and other pricing sources deemed relevant by the pricing agent.

                           HOW SHARES MAY BE PURCHASED

Assistance in opening accounts and a purchase application may be obtained from the Fund by calling 1-800-525-3863, or by writing to the Fund at the address shown below for purchases by mail. Assistance is also available through any broker-dealer authorized to sell shares in the Fund. Payment for shares purchased may also be made through your account at the broker-dealer processing your application and order to purchase. Your investment will purchase shares at the Fund's net asset value next determined after your order is received by the Fund in proper form as indicated herein.

The minimum initial investment is $5,000 ($1,000 for Individual Retirement Accounts ("IRAs") and Keogh Plans). The minimum subsequent investment is $500. The Fund may, in the Advisor's sole discretion, accept certain accounts with less than the stated minimum initial investment. You may invest in the following ways:

Purchases by Mail. Shares may be purchased initially by completing the application accompanying this Prospectus and mailing it, together with a check payable to the Fund, to the Capital Value Fund, Institutional Shares, 107 North Washington Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365. Subsequent investments in an existing account in the Fund may be made at any time by sending a check payable to the Fund, to the address stated above. Please enclose the stub of your account statement and include the amount of the investment, the name of the account for which the investment is to be made and the account number. Please remember to add a reference to "Institutional Shares" to your check to ensure proper credit to your account.

Purchases by Wire. To purchase shares by wiring federal funds, the Fund must first be notified by calling 1-800-525-3863 to request an account number and furnish the Fund with your tax identification number. Following notification to the Fund, federal funds and registration instructions should be wired through the Federal Reserve System to:

                      First Union National Bank of North Carolina
                      Charlotte, North Carolina
                      ABA # 053000219
                      For the Capital Value Fund
                      Institutional Shares
                        Acct #2000000862110
                      For further credit to (shareholder's name and SS# or EIN#)

It is important that the wire contain all the information and that the Fund receive prior telephone notification to ensure proper credit. A completed application with signature(s) of registrant(s) must be mailed to the Fund immediately after the initial wire as described under "Purchases by Mail" above. Investors should be aware that some banks may impose a wire service fee.

General. All purchases of shares are subject to acceptance and are not binding until accepted. The Fund reserves the right to reject any application or investment. Orders become effective, and shares are purchased at, the next determined net asset value per share after an investment has been received by the Fund, which is as of 4:00 p.m., New York time, Monday through Friday, exclusive of business holidays. Orders received by the Fund and effective prior to such 4:00 p.m. time will purchase shares at the net asset value determined at that time. Otherwise, your order will purchase shares as of such 4:00 p.m. time on the next business day. For orders placed through a qualified broker-dealer, such firm is responsible for promptly transmitting purchase orders to the Fund. Investors may be charged a fee if they effect transactions in Fund shares through a broker or agent.

If checks are returned unpaid due to nonsufficient funds, stop payment or other reasons, the Trust will charge $20. To recover any such loss or charge, the Trust reserves the right, without further notice, to redeem shares of any fund of the Trust already owned by any purchaser whose order is canceled, and such a purchaser may be prohibited from placing further orders unless investments are accompanied by full payment by wire or cashier's check.

Payment must be made by check or money order drawn on a U.S. bank and payable in U.S. dollars. Under certain circumstances the Fund, at its sole discretion, may allow payment in kind for Fund shares purchased by accepting securities in lieu of cash. Any securities so accepted would be valued on the date received and included in the calculation of the net asset value of the Fund. See the Statement of Additional Information for additional information on purchases in kind.

The Fund is required by federal law to withhold and remit to the IRS 31% of the dividends, capital gains distributions and, in certain cases, proceeds of redemptions paid to any shareholder who fails to furnish the Fund with a correct taxpayer identification number, who under-reports dividend or interest income or who fails to provide certification of tax identification number. Instructions to exchange or transfer shares held in established accounts will be refused until the certification has been provided. In order to avoid this withholding requirement, you must certify on your application, or on a separate W-9 Form supplied by the Fund, that your taxpayer identification number is correct and that you are not currently subject to backup withholding or you are exempt from backup withholding. For individuals, your taxpayer identification number is your social security number.

Distributor. Capital Investment Group, Inc., Post Office Box 32249, Raleigh, North Carolina 27622 (the "Distributor"), an affiliate of the Advisor, is the national distributor for the Fund under a Distribution Agreement with the Trust. The Distributor may sell Fund shares to or through qualified securities dealers or others. Richard K. Bryant, a Trustee of the Trust and an officer of the Fund, and Elmer O. Edgerton, Jr., an officer of the Fund, control the Distributor and the Advisor.

The Distributor, at its expense, may provide additional compensation to dealers in connection with sales of shares of the Fund. Compensation may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding the Fund, and/or other dealer-sponsored special events. In some instances, this compensation may be made available only to certain dealers whose representatives have sold or are expected to sell a significant amount of such shares. Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Dealers may not use sales of the Fund shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. None of the aforementioned compensation is paid for by the Fund or its shareholders.

Exchange Feature. Investors will have the privilege of exchanging shares of the Fund for shares of any other series of the Trust established by the Advisor. An exchange involves the simultaneous redemption of shares of one series and purchase of shares of another series at the respective closing net asset value next determined after a request for redemption has been received plus applicable sales charge, and is a taxable transaction. Each series of the Trust will have a different investment objective, which may be of interest to investors in each series. Shares of the Fund may be exchanged for shares of any other series of the Trust affiliated with the Advisor at the net asset value plus the percentage difference between that series' sales charge and any sales charge previously paid in connection with the shares being exchanged. For example, if a 2% sales charge was paid on shares that are exchanged into a series with a 3% sales charge, there would be an additional sales charge of 1% on the exchange. Exchanges may only be made by investors in states where shares of the other series are qualified for sale. An investor may direct the Fund to exchange his shares by writing to the Fund at its principal office. The request must be signed exactly as the investor's name appears on the account, and it must also provide the account number, number of shares to be exchanged, the name of the series to which the exchange will take place and a statement as to whether the exchange is a full or partial redemption of existing shares. Notwithstanding the foregoing, exchanges of shares may only be within the same class or type of class of shares involved. For example, Investor Shares may not be exchanged for Institutional Shares.

A pattern of frequent exchange transactions may be deemed by the Advisor to be an abusive practice that is not in the best interests of the shareholders of the Fund. Such a pattern may, at the discretion of the Advisor, be limited by the Fund's refusal to accept further purchase and/or exchange orders from an investor, after providing the investor with 60 days prior notice. The Advisor will consider all factors it deems relevant in determining whether a pattern of frequent purchases, redemptions and/or exchanges by a particular investor is abusive and not in the best interests of the Fund or its other shareholders.

A shareholder should consider the investment objectives and policies of any series into which the shareholder will be making an exchange, as described in the prospectus for that other series. The Board of Trustees of the Trust reserves the right to suspend or terminate, or amend the terms of, the exchange privilege upon 60 days written notice to the shareholders.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Fund will automatically charge the checking account for the amount specified ($100 minimum), which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

Stock Certificates. Stock certificates will not be issued for your shares. Evidence of ownership will be given by issuance of periodic account statements that will show the number of shares owned.

                           HOW SHARES MAY BE REDEEMED

Shares of the Fund may be redeemed (the Fund will repurchase them from shareholders) by mail or telephone. Any redemption may be more or less than the purchase price of your shares depending on the market value of the Fund's portfolio securities. All redemption orders received in proper form, as indicated herein, by the Fund, whether by mail or telephone, prior to 4:00 p.m. New York time, Monday through Friday, except for business holidays, will redeem shares at the net asset value determined at that time. Otherwise, your order will redeem shares as of such 4:00 p.m. time on the next business day. There is no charge for redemptions from the Fund other than possible charges for wiring redemption proceeds. You may also redeem your shares through a broker-dealer or other institution, who may charge you a fee for its services.

The Board of Trustees reserves the right to involuntarily redeem any account having a net asset value of less than $1,000 (due to redemptions, exchanges or transfers, and not due to market action) upon 30 days written notice. If the shareholder brings his account net asset value up to $1,000 or more during the notice period, the account will not be redeemed. Redemptions from retirement plans may be subject to tax withholding.

If you are uncertain of the requirements for redemption, please contact the Fund, at 1-800-525-3863, or write to the address shown below.

Regular Mail Redemptions. Your request should be addressed to the Capital Value Fund, Institutional Shares, 107 North Washington Street, Post Office Box 4365,
Rocky Mount, North Carolina 27803-0365. Your request for redemption must include:

1) Your letter of instruction specifying the account number, and the number of shares or dollar amount to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

2)   Any required signature guarantees (see "Signature Guarantees" below); and

3) Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds will be sent to you within seven days after receipt of your redemption request. However, the Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. Such delay (which may take up to 15 days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer. In all cases the net asset value next determined after the receipt of the request for redemption will be used in processing the redemption. The Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the New York Stock Exchange is closed, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the Commission may permit.

Telephone and Bank Wire Redemptions. The Fund offers shareholders the option of redeeming shares by telephone under certain limited conditions. The Fund will redeem shares when requested by the shareholder if, and only if, the shareholder confirms redemption instructions in writing.

The Fund may rely upon confirmation of redemption requests transmitted via facsimile (FAX# 919-972-1908). The confirmation instructions must include:

1)   Shareholder name and account number;

2)   Number of shares or dollar amount to be redeemed;

3)   Instructions for transmittal of redemption funds to the shareholder; and

4) Shareholder signature as it appears on the application then on file with the Fund.

The net asset value used in processing the redemption will be the net asset value next determined after the telephone request is received. Redemption proceeds will not be distributed until written confirmation of the redemption request is received, per the instructions above. You can choose to have redemption proceeds mailed to you at your address of record, your bank, or to any other authorized person, or you can have the proceeds sent by bank wire to your bank ($5,000 minimum). Shares of the Fund may not be redeemed by wire on days on which your bank or the Fund's Custodian is not open for business. You can change your redemption instructions anytime you wish by filing a letter including your new redemption instructions with the Fund. See "Signature Guarantees" below. The Fund reserves the right to restrict or cancel telephone and bank wire redemption privileges for shareholders, without notice, if the Fund believes it to be in the best interest of the shareholders to do so. During drastic economic and market conditions, telephone redemption privileges may be difficult to implement.

The Fund in its discretion may choose to pass through to redeeming shareholders any charges by the Custodian for wire redemptions. The Custodian currently charges $7.00 per transaction for wiring redemption proceeds. If this cost is passed through to redeeming shareholders by the Fund, the charge will be deducted automatically from the shareholder's account by redemption of shares in the account. The shareholder's bank or brokerage firm may also impose a charge for processing the wire. The shareholder's bank or brokerage firm may also impose a charge for processing the wire. If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

You may redeem shares, subject to the procedures outlined above, by calling the Fund at 1-800-525-3863. Redemption proceeds will only be sent to the bank account or person named in your Fund Shares Application currently on file with the Fund. Telephone redemption privileges authorize the Fund to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Fund to be genuine. The Fund will employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine, and, if it does not follow such procedures, the Fund will be liable for any losses due to fraudulent or unauthorized instructions. The Fund will not be liable for following telephone instructions reasonably believed to be genuine.

Systematic Withdrawal Plan. A shareholder who owns shares of the Fund valued at $10,000 or more at current net asset value may establish a Systematic Withdrawal Plan to receive a monthly or quarterly check in a stated amount not less than $100. Each month or quarter as specified, the Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. Call or write the Fund for an application form. See the Statement of Additional Information for further details.

Signature Guarantees. To protect your account and the Fund from fraud, signature guarantees are required to be sure that you are the person who has authorized a change in registration, or standing instructions, for your account. Signature guarantees are required for (1) change of registration requests, (2) requests to establish or change exchange privileges or telephone redemption service other than through your initial account application, and (3) requests for redemptions in excess of $50,000. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange or association clearing agency, and must appear on the written request for redemption, establishment or change in exchange privileges, or change of registration.


                             MANAGEMENT OF THE FUND

Trustees and Officers. The Fund is a diversified series of The Nottingham Investment Trust II (the "Trust"), an investment company organized as a Massachusetts business trust on October 25, 1990. The Board of Trustees of the Trust is responsible for the management of the business and affairs of the Trust. The Trustees and executive officers of the Trust and their principal occupations for the last five years are set forth in the Statement of Additional Information under "Management of the Fund - Trustees and Officers." The Board of Trustees of the Trust is primarily responsible for overseeing the conduct of the Trust's business. The Board of Trustees elects the officers of the Trust who are responsible for its and the Fund's day-to-day operations.

The Advisor. Subject to the authority of the Board of Trustees, Capital Investment Counsel, Inc. (the "Advisor") provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to an Investment Advisory Agreement (the "Advisory Agreement") with the Trust.

The Advisor is registered under the Investment Advisors Act of 1940, as amended. Registration of the Advisor does not involve any supervision of management or investment practices or policies by the Securities and Exchange Commission. The Advisor, established as a North Carolina corporation in 1984, is controlled by Richard K. Bryant and E.O. Edgerton, Jr. They also control the Distributor. The Advisor currently serves as investment advisor to over $130 million in assets. The Advisor has been rendering investment counsel, utilizing investment strategies substantially similar to that of the Fund, to individuals, banks and thrift institutions, pension and profit sharing plans, trusts, estates, charitable organizations, corporations, and other business and individual accounts since its formation. The Advisor's address is 17 Glenwood Avenue, Post Office Box 32249, Raleigh, North Carolina 27622.

Under the Advisory Agreement with the Fund, the Advisor receives a monthly management fee equal to an annual rate of 0.60% of the first $250 million of the average daily net assets of the Fund and 0.50% on assets over $250 million. For the fiscal year ended March 31, 1997, the Advisor received $47,054 as investment advisory fees for the year (0.60% of the average daily net assets of the Fund).

E.O. Edgerton, Jr., a principal of the Advisor, and an officer of the Fund, has been responsible for day-to-day management of the Fund's portfolio since its inception in 1990. He has been with the Advisor since its inception in 1984.

The Advisor supervises and implements the investment activities of the Fund, including the making of specific decisions as to the purchase and sale of portfolio investments. Among the responsibilities of the Advisor under the Advisory Agreement is the selection of brokers and dealers through whom transactions in the Fund's portfolio investments will be effected. The Advisor attempts to obtain the best execution for all such transactions. If it is believed that more than one broker is able to provide the best execution, the Advisor will consider the receipt of quotations and other market services and of research, statistical and other data and the sale of shares of the Fund in selecting a broker. The Advisor may also utilize a brokerage firm affiliated with the Trust or the Advisor (including the Distributor, an affiliate of the Advisor) if it believes it can obtain the best execution of transactions from such broker. Research services obtained through Fund brokerage transactions may be used by the Advisor for its other clients and, conversely, the Fund may benefit from research services obtained through the brokerage transactions of the Advisor's other clients. For further information, see "Investment Objective and Policies - Investment Transactions" in the Statement of Additional Information.

During the fiscal year ended March 31, 1997, the total brokerage commissions paid by the Fund were $5,560, all of which were paid during such period to the Distributor. Transactions in which the Fund used the Distributor as broker involved 100% of the aggregate dollar amount of transactions involving the payment of commissions and 100% of the aggregate broker commissions paid by the Fund for the fiscal year ended March 31, 1997.

The Administrator. The Trust has entered into an Administration Agreement with The Nottingham Company (the "Administrator"), 105 North Washington Street, Post Office Drawer 69, Rocky Mount, North Carolina 27802-0069, pursuant to which the Administrator receives a fee at the annual rate of 0.25% of the average daily net assets of the Fund on the first $10 million; 0.20% of the next $40 million; 0.175% on the next $50 million; and 0.15% of its average daily net assets in excess of $100 million. In addition, the Administrator currently receives a base monthly fee of $1,750 for accounting and recordkeeping services for the Fund and $750 for each Class of Shares beyond the initial Class. The Administrator also charges the Fund for certain costs involved with the daily valuation of investment securities and is reimbursed for out-of-pocket expenses. The Administrator charges a minimum fee of $3,000 per month for all of its fees taken in the aggregate, analyzed monthly.

Subject to the authority of the Board of Trustees, the services the Administrator provides to the Fund include coordinating and monitoring any third parties furnishing services to the Fund; providing the necessary office space, equipment and personnel to perform administrative and clerical functions for the Fund; and preparing, filing and distributing proxy materials, periodic reports to shareholders, registration statements and other documents. The Administrator also performs certain accounting and pricing services for the Fund as pricing agent, including the daily calculation of the Fund's net asset value for each Class of Shares.

The Administrator was formed as a North Carolina corporation in 1988. Together with its affiliates and predecessors, the Administrator has been operating as a financial services firm since 1985. Frank P. Meadows III is the firm's Managing Director and controlling shareholder.

The Transfer Agent. NC Shareholder Services, LLC (the "Transfer Agent") serves as the Fund's transfer, dividend paying, and shareholder servicing agent. The Transfer Agent, subject to the authority of the Board of Trustees, provides transfer agency services pursuant to an agreement with the Administrator, which has been approved by the Trust. The Transfer Agent maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions. The Transfer Agent is compensated for its services by the Administrator and not directly by the Fund.

The Transfer Agent, whose address is 107 North Washington Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365, was established as a North Carolina limited liability company in 1997. John D. Marriott, Jr., is the firm's controlling member.

The Custodian. First Union National Bank of North Carolina, Two First Union Center, Charlotte, North Carolina 28288-1151, serves as Custodian of the Fund's assets. The Custodian acts as the depository for the Fund, safekeeps its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Fund's request and maintains records in connection with its duties.

Other Expenses. The Fund is responsible for the payment of its expenses. These include, for example, the fees payable to the Advisor, or expenses otherwise incurred in connection with the management of the investment of the Fund's assets, the fees and expenses of the Custodian, the fees and expenses of the Administrator, the fees and expenses of Trustees, outside auditing and legal expenses, all taxes and corporate fees payable by the Fund, Securities and Exchange Commission fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders, costs of shareholder reports and shareholder meetings, and any extraordinary expenses. The Fund also pays for brokerage commissions and transfer taxes (if any) in connection with the purchase and sale of portfolio securities. Expenses attributable to a particular series of the Trust, including the Fund, will be charged to that series, and expenses not readily identifiable as belonging to a particular series will be allocated by or under procedures approved by the Board of Trustees among one or more series in such a manner as it deems fair and equitable. Any expenses relating only to a particular Class of Shares of the Fund will be borne solely by such Class. The Fund's expense ratio for prior fiscal years, calculated both before and after fee waivers and expense reimbursements, if any, is indicated under "Financial Highlights" above.

                                OTHER INFORMATION

Description of Shares. The Trust was organized as a Massachusetts business trust on October 25, 1990, under a Declaration of Trust. The Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares and to create an unlimited number of series of shares. The Board of Trustees may also classify and reclassify any unissued shares into one or more classes of shares. The Trust currently has the number of authorized series of shares, including the Fund, and classes of shares, described in the Statement of Additional Information under "Description of the Trust." Pursuant to its authority under the Declaration of Trust, the Board of Trustees has authorized the issuance of an unlimited number of shares in each of two Classes ("Investor Shares" and "Institutional Shares") representing equal pro rata interests in the Fund, except that the Classes bear different expenses that reflect the differences in services provided to them. Investor Shares are sold with a sales charge and bear potential distribution expenses and service fees. Institutional Shares are sold without a sales charge and bear no shareholder servicing or distribution fees. As a result of different charges, fees, and expenses between the Classes, the total return on the Fund's Investor Shares will generally be lower than the total return on the Institutional Shares. Standardized total return quotations will be computed separately for each Class of Shares of the Fund.

THIS PROSPECTUS RELATES TO THE FUND'S INSTITUTIONAL SHARES AND DESCRIBES ONLY THE POLICIES, OPERATIONS, CONTRACTS, AND OTHER MATTERS PERTAINING TO THE INSTITUTIONAL SHARES. THE FUND ALSO ISSUES A CLASS OF INVESTOR SHARES. SUCH OTHER CLASS MAY HAVE DIFFERENT SALES CHARGES AND EXPENSES, WHICH MAY AFFECT PERFORMANCE. INVESTORS MAY CALL THE FUND AT 1-800-525-3863 TO OBTAIN MORE INFORMATION CONCERNING OTHER CLASSES AVAILABLE TO THEM THROUGH THEIR SALES REPRESENTATIVE. INVESTORS MAY OBTAIN INFORMATION CONCERNING THOSE CLASSES FROM THEIR SALES REPRESENTATIVE, THE DISTRIBUTOR, THE FUND, OR ANY OTHER PERSON WHICH IS OFFERING OR MAKING AVAILABLE TO THEM THE SECURITIES OFFERED IN THIS PROSPECTUS.

When issued, the shares of each series of the Trust, including the Fund, and each class of shares, will be fully paid, nonassessable and redeemable. The Trust does not intend to hold annual shareholder meetings; it may, however, hold special shareholder meetings for purposes such as changing fundamental policies or electing Trustees. The Board of Trustees shall promptly call a meeting for the purpose of electing or removing Trustees when requested in writing to do so by the record holders of a least 10% of the outstanding shares of the Trust. The term of office of each Trustee is of unlimited duration. The holders of at least two-thirds of the outstanding shares of the Trust may remove a Trustee from that position either by declaration in writing filed with the Custodian or by votes cast in person or by proxy at a meeting called for that purpose.

The Trust's shareholders will vote in the aggregate and not by series (fund) or class, except where otherwise required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of the shareholders of a particular series or class. Matters affecting an individual series, such as the Fund, include, but are not limited to, the investment objectives, policies and restrictions of that series. Shares have no subscription, preemptive or conversion rights. Share certificates will not be issued. Each share is entitled to one vote (and fractional shares are entitled to proportionate fractional votes) on all matters submitted for a vote, and shares have equal voting rights except that only shares of a particular series or class are entitled to vote on matters affecting only that series or class. Shares do not have cumulative voting rights. Therefore, the holders of more than 50% of the aggregate number of shares of all series of the Trust may elect all the Trustees.

On July 22, 1997, Bryant Supply Company, Inc. (605 East Franklin Boulevard, Gastonia, North Carolina) and its employee benefit plans owned 51.06% of the outstanding shares of the Fund and are therefore deemed to control the Fund.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust, therefore, contains provisions which are intended to mitigate such liability. See "Description of the Trust" in the Statement of Additional Information for further information about the Trust and its shares.

Reporting to Shareholders. The Fund will send to its shareholders Annual and Semi-Annual Reports; the financial statements appearing in Annual Reports for the Fund will be audited by independent accountants. In addition, the Fund will send to each shareholder having an account directly with the Fund a quarterly statement showing transactions in the account, the total number of shares owned and any dividends or distributions paid. Inquiries regarding the Fund may be directed in writing to 107 North Washington Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365 or by calling 1-800-525-3863.

Calculation of Performance Data. From time to time the Fund may advertise its average annual total return for each Class of Shares. The "average annual total return" refers to the average annual compounded rates of return over 1-, 5- and 10-year periods that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation assumes the reinvestment of all dividends and distributions, includes all recurring fees that are charged to all shareholder accounts and deducts all nonrecurring charges at the end of each period. The calculation further assumes the maximum sales load is deducted from the initial payment. If the Fund has been operating less than 1, 5 or 10 years, the time period during which the Fund has been operating is substituted.

In addition, the Fund may advertise other total return performance data other than average annual total return for each Class of Shares. This data shows as a percentage rate of return encompassing all elements of return (i.e. income and capital appreciation or depreciation); it assumes reinvestment of all dividends and capital gain distributions. Such other total return data may be quoted for the same or different periods as those for which average annual total return is quoted. This data may consist of a cumulative percentage rate of return, actual year-by-year rates or any combination thereof. Cumulative total return represents the cumulative change in value of an investment in the Fund for various periods.

The total return of the Fund could be increased to the extent the Advisor may waive all or a portion of its fees or may reimburse all or a portion of the Fund's expenses. Total return figures are based on the historical performance of the Fund, show the performance of a hypothetical investment, and are not intended to indicate future performance. The Fund's quotations may from time to time be used in advertisements, sales literature, shareholder reports, or other communications. For further information, see "Additional Information on Performance" in the Statement of Additional Information.

No dealer, salesman, or other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Advisor. This Prospectus does not constitute an offering in any state in which an offering may not lawfully be made.

The Fund reserves the right in its sole discretion to withdraw all or any part of the offering made by this Prospectus or to reject purchase orders. All orders to purchase shares are subject to acceptance by the Fund and are not binding until confirmed or accepted in writing.

                  CAPITAL VALUE FUND
              107 North Washington Street
                 Post Office Box 4365
        Rocky Mount, North Carolina 27803-0365
                    1-800-525-3863

                  INVESTMENT ADVISOR
           Capital Investment Counsel, Inc.
                 Post Office Box 32249
             Raleigh, North Carolina 27622

            ADMINISTRATOR & FUND ACCOUNTANT
                The Nottingham Company
                 Post Office Drawer 69
        Rocky Mount, North Carolina 27802-0069

         DIVIDEND DISBURSING & TRANSFER AGENT
             NC Shareholder Services, LLC
                 Post Office Box 4365
        Rocky Mount, North Carolina 27803-0365

                      DISTRIBUTOR
            Capital Investment Group, Inc.
                 Post Office Box 32249
             Raleigh, North Carolina 27622

                       CUSTODIAN
      First Union National Bank of North Carolina
                Two First Union Center
         Charlotte, North Carolina 28288-1151

                 INDEPENDENT AUDITORS
                 Deloitte & Touche LLP
                  2500 One PPG Place
          Pittsburgh, Pennsylvania 15222-5401





                   CAPITAL VALUE FUND
                   INSTITUTIONAL CLASS










                       PROSPECTUS






                      July 31, 1997

PROSPECTUS

                           INVESTEK FIXED INCOME TRUST
                                 INVESTOR CLASS

The investment objective of the Investek Fixed Income Trust (the "Fund") is to preserve capital and maximize total returns through active management of investment grade fixed income securities. The Fund is designed primarily for institutional investors and high net worth individuals who wish to take advantage of the professional investment management expertise of Investek Capital Management, Inc. (the "Advisor"), which serves as investment advisor to the Fund. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the investment policies described in this Prospectus. The Fund has a net asset value that will fluctuate in accordance with the value of its portfolio securities. This Prospectus relates to shares ("Investor Shares") representing interests in the Fund. The Investor Shares are offered to the general public. See "Prospectus Summary - Offering Price."

                               INVESTMENT ADVISOR

                                logo placed here

                  317 East Capitol Street, Post Office Box 2840
                           Jackson, Mississippi 39207
                                 (601) 949-3105

The Fund is a diversified series of The Nottingham Investment Trust II (the "Trust"), a registered open-end management investment company. This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. Investors should read this Prospectus and retain it for future reference. Additional information about the Fund has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request and without charge. You may request the Statement of Additional
Information, which is incorporated in this Prospectus by reference, by writing the Fund at Post Office Box 4365, Rocky Mount, North Carolina 27803-0365, or by calling 1-800-525-3863. The SEC also maintains an Internet Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding the Fund.

     Investment in the Fund involves risks, including the possible loss of principal. Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, and such shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
      AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON
 THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
                             IS A CRIMINAL OFFENSE.

The date of this Prospectus and the Statement of Additional Information is July 31, 1997.

                                TABLE OF CONTENTS

PROSPECTUS SUMMARY.......................................  2

FEE TABLE................................................  3

FINANCIAL HIGHLIGHTS.....................................  4

INVESTMENT OBJECTIVE AND POLICIES........................  4

RISK FACTORS.............................................  8

INVESTMENT LIMITATIONS...................................  9

FEDERAL INCOME TAXES..................................... 10

DIVIDENDS AND DISTRIBUTIONS.............................. 11

HOW SHARES ARE VALUED.................................... 11

HOW SHARES MAY BE PURCHASED.............................. 12

HOW SHARES MAY BE REDEEMED............................... 17

MANAGEMENT OF THE FUND................................... 19

OTHER INFORMATION........................................ 21


This Prospectus is not an offering of the securities herein described in any state in which the offering is unauthorized. No sales representative, dealer or other person is authorized to give any information or make any representations other than those contained in this Prospectus.

                               PROSPECTUS SUMMARY

The Fund. The Investek Fixed Income Trust (the "Fund") is a diversified series of The Nottingham Investment Trust II (the "Trust"), a registered open-end management investment company organized as a Massachusetts business trust. This Prospectus relates to Institutional Shares of the Fund. See "Other Information - Description of Shares."

Offering Price. The Investor Shares are offered to the general public at net asset value plus a 3.5% sales charge, which is reduced on purchases involving larger amounts. The Investor Shares are also subject to a 12b-1 distribution fee of up to 0.25% of the Investor Shares' average net assets annually. See "Distributor and Distribution Fee" below. The minimum initial investment is $5,000. The minimum subsequent investment is $500.
See "How Shares May be Purchased."

Investment Objective and Policies. The investment objective of the Fund is to preserve capital and maximize total returns through active management of investment grade fixed income securities. The Advisor does not engage in "market timing." To the extent practicable, the Fund generally will remain fully invested in fixed income securities. The Fund intends to invest generally in investment grade bonds to maintain a portfolio duration between 2 and 7 years, which is currently approximately equivalent to a 3- to 12-year effective maturity. Due to its duration and high quality standards, the Fund expects its portfolio to exhibit less volatility than would longer duration and lower quality portfolios. In addition, the Fund intends to concentrate its investments in "high quality" investment grade bonds by maintaining at least 90% of the portfolio in bonds rated A or better as described in "Investment Limitations - Investment Grade Securities" below (or if not rated, of equivalent quality as determined by the Advisor). See "Investment Objective and Policies." The Fund is not intended to be a complete investment program, and there can be no assurance that the Fund will achieve its investment objective.

Special Risk Considerations. While the Fund will invest primarily in "high quality" investment grade bonds, some of the Fund's investments may include mortgage and asset-backed securities, collateralized mortgage obligations, other mortgage derivative products, foreign securities, and securities purchased subject to a repurchase agreement or on a "when-issued" basis, which involve certain risks. The Fund may borrow only under certain limited conditions (including to meet redemption requests) and not to purchase securities. It is not the intent of the Fund to borrow except for temporary cash requirements. Borrowing, if done, would tend to exaggerate the effects of market and interest rate fluctuations on the Fund's net asset value until repaid. See "Risk Factors."

Manager. Subject to the general supervision of the Trust's Board of Trustees and in accordance with the Fund's investment policies, Investek Capital Management, Inc. of Jackson, Mississippi (the "Advisor"), manages the Fund's investments. The Advisor currently manages over $1.3 billion in assets. For its advisory services, the Advisor receives a monthly fee based on the Fund's daily net assets at the annual rate of 0.45%. See "Management of the Fund - The Advisor."

Dividends. Income dividends, if any, are generally paid monthly; capital gains, if any, are generally distributed at least once each year. Dividends and capital gains distributions are automatically reinvested in additional shares of the same Class at net asset value unless the shareholder elects to receive cash. See "Dividends and Distributions."

Distributor and Distribution Fee. Capital Investment Group, Inc. (the "Distributor") serves as distributor of shares of the Fund. For its services, which include payments to qualified securities dealers for sales of Fund shares, the Distributor receives commissions consisting of the portion of the sales charge remaining after the discounts it allows to securities dealers. Under the Fund's Distribution Plan with respect to the Investor Shares, expenditures by the Fund for distribution activities and service fees may not exceed 0.25% of the Investor Shares' average net assets annually. See "How Shares May Be Purchased - Sales Charges" and "- Distribution Plan."

Redemption of Shares. There is no charge for redemptions other than possible charges associated with wire transfers of redemption proceeds. Shares may be redeemed at any time at the net asset value next determined after receipt of a redemption request by the Fund. A shareholder who submits appropriate written authorization may redeem shares by telephone. See "How Shares May Be Redeemed."

                                    FEE TABLE

The following table sets forth certain information in connection with the expenses of the Investor Shares of the Fund for the current fiscal year. The information is intended to assist the investor in understanding the various costs and expenses borne by the Investor Shares of the Fund, and therefore indirectly by its investors, the payment of which will reduce an investor's return on an annual basis.

              Shareholder Transaction Expenses for Investor Shares

                Maximum sales load imposed on purchases
                   (as a percentage of offering price)..................3.50%1
                Maximum sales load imposed on reinvested dividends........None
                Maximum deferred sales load...............................None
                Redemption fees*..........................................None
                Exchange fee..............................................None

                * The Fund in its discretion may choose to pass through to redeeming shareholders any charges imposed by the Custodian for wiring redemption proceeds. The Custodian currently charges the Fund $7.00 per transaction for wiring redemption proceeds.


     Annual Fund Operating Expenses for Investor Shares - After Fee Waivers2
                     (as a percentage of average net assets)

                Investment advisory fees...................0.15%2
                12b-1 fees.................................0.25%3
                Other expenses.............................0.75%2


                   Total operating expenses................1.15%2

EXAMPLE: You would pay the following expenses (including the maximum initial sales charge) on a $1,000 investment in Investor Shares of the Fund, whether or not you redeem at the end of the period, assuming a 5% annual return:

               1 Year        3 Years         5 Years        10 Years
               ------        -------         -------        --------
                 $46           $70             $96            $170

THE FOREGOING SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

1    Reduced  for larger  purchases.  See "How  Shares May Be  Purchased - Sales
     Charges."

2 The "Total operating expenses" shown above are based upon actual operating expenses incurred by the Institutional Shares of the Fund for the fiscal year ended March 31, 1997, which, after fee waivers, were 0.90% of average daily net assets of the Institutional Shares, but restated to reflect the expenses anticipated to be incurred by the Investor Shares of the Fund for the current fiscal year (assuming payment of the distribution and service fees described under footnote 3 below). Absent such waivers, the percentages would have been 0.45% for "Investment advisory fees" and 1.20% for "Total operating expenses" for the Institutional Shares for the fiscal year ended March 31, 1997. The Institutional Shares do not bear potential distribution and service fees described under footnote 3 below, which the Investor Shares may bear. Since the Investor Shares were not offered prior to the date of this Prospectus, the actual operating expenses incurred by the Institutional Shares of the Fund for the fiscal year ended March 31, 1997, have been used for illustration purposes, subject to restatement as provided above. The Advisor has voluntarily agreed to a reduction in the fees payable to it and to reimburse expenses of the Fund, if necessary, in an amount that limits "Total operating expenses" (exclusive of interest, taxes, brokerage fees and commissions, sales charges, and extraordinary expenses) to not more than 1.15% of the Investor Shares' average daily net assets. There can be no assurance that the Advisor's voluntary fee waivers and expense reimbursements in the past will continue in the future.

3 The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"), which provides that the Fund may pay certain distribution expenses and service fees with respect to the Investor Shares up to 0.25% of the Investor Shares' average net assets annually. See "How Shares May Be Purchased - Distribution Plan." Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers.

See "How Shares May Be Purchased" and "Management of the Fund" below for more information about the fees and costs of operating the Fund. The assumed 5% annual return in the example is required by the Securities and Exchange Commission. The hypothetical rate of return is not intended to be representative of past or future performance of the Fund; the actual rate of return for the Fund may be greater or less than 5%.

                              FINANCIAL HIGHLIGHTS

The shares of the Fund are divided into multiple classes representing interests in the Fund. This Prospectus relates to Investor Shares of the Fund. See "Other Information -Description of Shares." Since the public offering of Investor Shares of the Fund had not commenced during the fiscal periods covered by the Fund's financial statements and related Financial Highlights pertaining to Institutional Shares of the Fund, no financial statements or related Financial Highlights are available pertaining to the Investor Shares of the Fund. Further information about the performance of the Fund is contained in the Annual Report of the Fund, a copy of which may be obtained at no charge by calling the Fund.

                        INVESTMENT OBJECTIVE AND POLICIES

Investment Objective. The investment objective of the Fund is to preserve capital and maximize total returns through a portfolio of investment grade fixed income securities. While there is no guarantee that the Fund will meet its investment objective, it seeks to achieve its objective through the investment policies and techniques described in this Prospectus. The Fund's investment objective and fundamental investment limitations described herein may not be altered without the prior approval of a majority of the Fund's shareholders.

Corporations  and  individual   investors  may  invest  in  the  Fund,  although
investment decisions of the Fund will not be influenced by any federal tax considerations, other than those considerations that apply to the Fund itself.

Investment Policies. The Advisor's philosophy in managing fixed income portfolios focuses on assigning an intrinsic value to various securities/sectors of the fixed income markets and compares these intrinsic values to actual market yield levels for each security/sector. A difference between the Advisor's view of intrinsic value and the market's assessment of this value, in terms of market yields, is exploited. The Fund endeavors to invest in securities and market sectors that the Advisor believes are undervalued due to market inefficiencies. The selection of such undervalued securities by the Advisor is based on, among other things, historical yield relationships, credit risk, market volatility, absolute levels of interest rates, as well as supply and demand factors.

The Fund is designed primarily to allow investors to take advantage of the professional investment management expertise of the Advisor. Given this purpose, the Fund will be managed in a manner that closely resembles that of other portfolios managed by the Advisor. The Advisor uses a wide variety of products and techniques in managing fixed income portfolios. As the fixed income markets evolve, the Advisor may invest in types of securities other than those specifically identified in this Prospectus if the Advisor views these investments to be consistent with the overall investment objective and policies of the Fund. Some of the securities and techniques the Advisor currently expects to utilize are described below. The Fund will invest in a broad range of investment grade bonds and other fixed income securities in order to achieve its investment objective.

Duration. Duration is an important concept in the Advisor's fixed income management philosophy. `Duration' and `maturity' are different concepts and should not be substituted for one another for purposes of understanding the investment philosophy and limitations of the Fund. The Advisor believes that for most fixed income securities `duration' provides a better measure of interest rate sensitivity than maturity. Whereas maturity takes into account only the final principal payments to determine the risk of a particular fixed income security, duration weights all potential cash flows - principal, interest and reinvestment income - on an expected present value basis, to determine the `effective life' of the security.

For some securities the standard duration calculation does not accurately reflect interest rate sensitivity. For example, mortgage pass-through securities, collateralized mortgage obligations and asset-backed securities require estimates of principal prepayments which are critical in determining interest rate sensitivity. Floating rate securities, because of the interest rate adjustment feature, are not appropriate for the standard duration calculation. In these and other similar situations the Advisor will use more sophisticated techniques to determine interest rate sensitivity of securities in the Fund.

U.S. Government Securities. The Fund may invest a portion of the portfolio in U.S. Government Securities, defined to be U.S. Government obligations such as U.S. Treasury notes, U.S. Treasury bonds, and U.S. Treasury bills, obligations guaranteed by the U.S. Government such as Government National Mortgage Association ("GNMA") as well as obligations of U.S. Government authorities, agencies and instrumentalities such as Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Housing Administration ("FHA"), Federal Farm Credit Bank ("FFCB"), Federal Home Loan
Bank ("FHLB"), Student Loan Marketing Association ("SLMA"), and The Tennessee Valley Authority. U.S. Government Securities may be acquired subject to repurchase agreements. While obligations of some U.S. Government sponsored entities are supported by the full faith and credit of the U.S. Government (e.g.
GNMA), several are supported by the right of the issuer to borrow from the U.S. Government (e.g. FNMA, FHLMC), and still others are supported only by the credit of the issuer itself (e.g. SLMA, FFCB). No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies or instrumentalities in the future, other than as set forth above, since it is not obligated to do so by law. The guarantee of the U.S. Government does not extend to the yield or value of the Fund's shares.

Corporate Bonds. The Fund's investments in corporate debt securities will be based on credit analysis and value determination by the Advisor. The Advisor's selection of bonds or industries within the corporate bond sector is determined by, among other factors, historical yield relationships between bonds or industries, the current and anticipated credit of the borrower, and call features as well as supply and demand factors. All corporate securities will be of investment grade quality as determined by Moody's Investors Service, Inc. ("Moodys"), Standard & Poor's Ratings Group ("S&P"), Fitch Investors Service, Inc. ("Fitch"), or Duff & Phelps ("D&P"), or if no rating exists, of equivalent quality in the determination of the Advisor. In addition, the Fund intends to maintain at least 90% of its assets in bonds rated A or better (or if not rated, of equivalent quality as determined by the Advisor). This limitation is described in greater detail in "Investment Limitations Investment Grade Securities." The Advisor will monitor continuously the ratings of securities held by the Fund and the creditworthiness of their issuers. For a more complete description of the various bond ratings for Moody's, S&P, Fitch and D&P, see Appendix A to the Statement of Additional Information.

Mortgage Pass-Through Certificates. Obligations of GNMA, FNMA and FHLMC include direct pass-through certificates representing undivided ownership interests in pools of mortgages. Such certificates are guaranteed as to payment of principal and interest (but not as to price and yield) by the issuer. For securities issued by GNMA, the payment of principal and interest is backed by the full faith and credit of the U.S. Government. Mortgage pass-through certificates issued by FNMA or FHLMC are guaranteed as to payment of principal and interest by the credit of the issuing U.S. Government agency. Securities issued by other non-governmental entities (such as commercial banks or mortgage bankers) may offer credit enhancement such as guarantees, insurance, or letters of credit. Mortgage pass-through certificates are subject to more rapid prepayment than their stated maturity date would indicate; their rate of prepayment tends to accelerate during periods of declining interest rates or increased property transfers and, as a result, the proceeds from such prepayments may be reinvested in instruments which have lower yields.

Collateralized Mortgage Obligations. The Fund intends to invest in collateralized mortgage obligations ("CMO's"), which are generally backed by mortgage pass-through securities or whole mortgage loans. CMO's are usually structured into classes of varying maturities and principal payment priorities. The prepayment sensitivity of each class may or may not resemble that of the CMO's collateral depending on the maturity and structure of that class. CMO's pay interest and principal (including prepayments) monthly, quarterly or semi-annually. Most CMO's are AAA rated, reflecting the credit quality of the underlying collateral; however, some classes carry greater price risk than that of their underlying collateral. The Advisor will invest in CMO classes only if their characteristics and interest rate sensitivity fit the investment objective and policies of the Fund.

Other Mortgage Related Securities. In addition to the mortgage pass-through securities and the CMO's mentioned above, the Fund may also invest in other mortgage derivative products if the Advisor views them to be consistent with the overall policies and objective of the Fund.

The Advisor expects that governmental, government-related and private entities may create other mortgage-related securities offering mortgage pass-through and mortgage collateralized instruments in addition to those described herein. As new types of mortgage-related securities are developed and offered to the investment community, the Advisor will, consistent with the Fund's investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

Asset-Backed Securities. In addition to CMO's, other asset-backed securities have been offered to investors backed by loans such as automobile loans, credit card receivables, marine loans, recreational vehicle loans and manufactured housing loans. Typically asset-backed securities represent undivided fractional interests in a trust whose assets consist of a pool of loans and security interests in the collateral securing the loans. Payments of principal and interest on asset-backed securities are passed through monthly to certificate holders and are usually guaranteed up to a certain amount and time period by a letter of credit issued by a financial institution. In some cases asset-backed securities are divided into senior and subordinated classes so as to enhance the quality of the senior class. Underlying loans are subject to prepayment, which may reduce the overall return to certificate holders.

If the letter of credit is exhausted and the full amounts due on underlying loans are not received because of unanticipated costs, depreciation, damage or loss of the collateral securing the contracts, or other factors, certificate holders may experience delays in payment or losses on asset-backed securities. The Fund may invest in other asset-backed securities that may be developed in the future. The Fund will invest only in asset-backed securities rated A or better by Moody's, S&P, Fitch, or D&P, or if not rated, of equivalent quality as determined by the Advisor.

Floating Rate Securities. The Fund may invest in variable or floating rate securities that adjust the interest rate paid at periodic intervals based on an interest rate index. Typically floating rate securities use as their benchmark an index such as the 1-, 3- or 6-month LIBOR, 3-, 6- or 12-month Treasury bills, or the Federal Funds rate. Resets of the rates can occur at predetermined intervals or whenever changes in the benchmark index occur.

Money Market Instruments. Money market instruments may be purchased for temporary defensive purposes, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operating expenses of the Fund. Money market instruments mature in thirteen months or less from the date of purchase and may include U.S. Government Securities, corporate debt securities (including those subject to repurchase agreements), bankers acceptances and certificates of deposit of domestic branches of U.S. banks, and commercial paper (including variable amount demand master notes) rated in one of the two highest rating categories by any of the nationally recognized statistical rating organizations or if not rated, of equivalent quality in the Advisor's opinion. The Advisor may, when it believes that unusually volatile or unstable economic and market conditions exist, depart from the Fund's investment approach and assume temporarily a defensive portfolio posture, increasing the Fund's percentage investment in money market instruments, even to the extent that 100% of the Fund's assets may be so invested.

Repurchase Agreements. The Fund may acquire U.S. Government Securities or corporate debt securities subject to repurchase agreements. A repurchase agreement transaction occurs when the Fund acquires a security and simultaneously resells it to the vendor (normally a member bank of the Federal Reserve or a registered Government Securities dealer) for delivery on an agreed upon future date. The repurchase price exceeds the purchase price by an amount that reflects an agreed upon market interest rate earned by the Fund effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale typically will occur within one to seven days of the purchase. The Fund will not enter into any repurchase agreement which will cause more than 10% of its net assets to be invested in repurchase agreements that extend beyond seven days. In the event of the bankruptcy of the other party to a repurchase agreement, the Fund could experience delays in recovering its cash or the securities lent. To the extent that in the interim the value of the securities purchased may have declined, the Fund could experience a loss. In all cases, the creditworthiness of the other party to a transaction is reviewed and found satisfactory by the Advisor. Repurchase agreements are, in effect, loans of Fund assets. The Fund will not engage in reverse repurchase transactions, which are considered to be borrowings under the 1940 Act.

Foreign Securities. The Fund may invest in the securities of foreign private issuers. The same factors would be considered in selecting foreign securities as with domestic securities. Foreign securities investment presents special consideration not typically associated with investment in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuations in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial, or social instability, or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.

Because of the inherent risk of foreign securities over domestic issues, the Fund will limit foreign investments to those traded domestically as American Depository Receipts ("ADRs"). ADRs are receipts issued by a U.S. bank or trust company evidencing ownership of securities of a foreign issuer. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. The prices of ADRs are denominated in U.S. dollars while the underlying security may be denominated in a foreign currency. Although the Fund is not limited in the amount of ADRs it may acquire, it is not presently anticipated that within the next 12 months the Fund will have in excess of 5% of its assets in ADRs.

Investment Companies. In order to achieve its investment objective, the Fund may invest up to 10% of the value of its total assets in securities of other investment companies whose investment objectives are consistent with the Fund's investment objective. The Fund will not acquire securities of any one investment company if, immediately thereafter, the Fund would own more than 3% of such company's total outstanding voting securities, securities issued by such company would have an aggregate value in excess of 5% of the Fund's assets, or securities issued by such company and securities held by the Fund issued by other investment companies would have an aggregate value in excess of 10% of the Fund's assets. To the extent the Fund invests in other investment companies, the shareholders of the Fund would indirectly pay a portion of the operating costs of the underlying investment companies. These costs include management, brokerage, shareholder servicing and other operational expenses. Shareholders of the Fund would then indirectly pay higher operational costs than if they owned shares of the underlying investment companies directly.

Real Estate Securities. The Fund will not invest in real estate (including real estate mortgage loans or real estate limited partnerships), but may invest in certain mortgage-backed securities described above, securities composed of mortgages against real estate, and readily marketable securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

                                  RISK FACTORS

Investment Policies and Techniques. Reference should be made to "Investment Objective and Policies" above for a description of special risks presented by the investment policies of the Fund and the specific securities and investment techniques that may be employed by the Fund, including the risks associated with mortgage and asset-backed securities, collateralized mortgage obligations, other mortgage derivative products, repurchase agreements, and foreign securities. Some of these investment products are commonly known as types of "derivative" securities, which present certain risks. A more complete discussion of certain of these securities and investment techniques and their associated risks is contained in the Statement of Additional Information. The Advisor intends to control risks, however, by investing at least 90% of the Fund's portfolio in "high quality" investment grade bonds as described in "Investment Limitations - Investment Grade Securities" below.

Fluctuations in Value. Because there is risk in any investment, there can be no assurance that the Fund will meet its investment objective. The fixed income securities in which the Fund will invest are subject to fluctuation in value. Such fluctuations may be based on movements in interest rates or from changes in the creditworthiness of the issuers, which may result from adverse business and economic developments or proposed corporate transactions, such as a leveraged buy-out or recapitalization of the issuer. The value of the Fund's fixed income securities will generally vary inversely with the direction of prevailing interest rate movements. Should interest rates increase or the creditworthiness of an issuer deteriorate, the value of the Fund's fixed income securities would decrease in value, which would have a depressing influence on the Fund's net asset value. Although certain of the U.S. Government Securities in which the Fund may invest are guaranteed as to timely payment of principal and interest, the market value of the securities, upon which the Fund's net asset value is based, will fluctuate due to the interest rate risks described above. Additionally, not all U.S. Government Securities are backed by the full faith and credit of the U.S. Government. Moreover, principal on the mortgages underlying certain of the Fund's investments may be prepaid in advance of maturity, which prepayments tend to increase when interest rates decline, presenting the Fund with more principal to invest at lower rates.

Portfolio Turnover. The Fund sells portfolio securities without regard to the length of time they have been held in order to take advantage of new investment opportunities. Nevertheless, the Fund's portfolio turnover generally will not exceed 75% in any one year. Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover may also have capital gains tax consequences. For the fiscal years ended March 31, 1996, and 1997, the Fund's turnover ratio was 16.57% and 32.94%, respectively.

Borrowing. The Fund may borrow, temporarily, up to 5% of its total assets for extraordinary purposes and 33% of its total assets to meet redemption requests which might otherwise require untimely disposition of portfolio holdings. To the extent the Fund borrows for these purposes, the effects of market price fluctuations on portfolio net asset value will be exaggerated. If, while such borrowing is in effect, the value of the Fund's assets declines, the Fund could be forced to liquidate portfolio securities when it is disadvantageous to do so. The Fund would incur interest and other transaction costs in connection with borrowing. The Fund will borrow only from a bank. The Fund will not make any investments if the borrowing exceeds 5% of its assets until such time as repayment has been made to bring the total borrowing below 5% of its assets.

Forward Commitments and When-Issued Securities. The Fund may purchase when-issued securities and commit to purchase securities for a fixed price at a future date beyond customary settlement time. The Fund is required to hold and maintain in a segregated account until the settlement date, cash, U.S. Government Securities or high-grade debt obligations in an amount sufficient to meet the purchase price. Purchasing securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. In addition, no income accrues to the purchaser of when-issued securities during the period prior to issuance. Although the Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if the Advisor deems it appropriate to do so. The Fund may realize short-term gains or losses upon such sales.

                             INVESTMENT LIMITATIONS

Investment Grade Securities. The Fund intends to limit its investment purchases to high quality investment grade securities. The Fund defines investment grade securities as obligations which, in the Advisor's opinion, have the characteristics described by S&P, Fitch, Moody's, D&P or other recognized rating services in their four highest rating grades. For S&P, Fitch and D&P those ratings are AAA, AA, A and BBB. For Moody's those ratings are Aaa, Aa, A and Baa. For a description of each rating grade, see Appendix A to the Statement of Additional Information. The Fund requires that 90% of its assets must be rated at least A by Moody's, S&P, Fitch or D&P, or if not rated, of equivalent quality as determined by the Advisor. There may also be instances in which the Advisor purchases bonds that are rated A by one rating agency and not rated or rated lower than A by other rating agencies. The final determination of quality and value will remain with the Advisor. Bonds rated BBB by D&P, S&P, or Fitch or Baa by Moody's, although considered investment grade, have speculative characteristics and may be subject to greater fluctuations in value that higher-rated bonds. The Fund intends to purchase bonds rated BBB by D&P, S&P or Fitch, or Baa by Moody's, only if in the Advisor's opinion these bonds have some potential to improve in value or credit rating, and such purchase would be within the bounds of the 90% limitation previously stated.

Other Investment Limitations. To limit the Fund's exposure to risk, the Fund has adopted certain fundamental investment limitations. Some of these restrictions are that the Fund will not: (1) issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund's total assets, or (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities, in amounts not exceeding 33% of the Fund's total assets; and the Fund may pledge its assets to secure all such borrowings; (2) make loans of money or securities, except that the Fund may invest in repurchase agreements (but repurchase agreements having a maturity of longer than seven days are limited to 10% of the Fund's net assets); (3) invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors), if more than 5% of its total assets would be invested in such securities; (4) purchase foreign securities, except that the Fund may purchase foreign securities sold as American Depository Receipts without limit; (5) write, purchase or sell puts, calls, warrants or combinations thereof, or purchase or sell commodities, commodities contracts, futures contracts or related options, or invest in oil, gas or mineral leases or exploration programs, or real estate (except the Fund may invest in certain mortgage-backed securities described above, securities composed of mortgages against real estate, and securities that themselves have investment in real estate or interests in real estate); (6) invest more than 5% of its assets in the securities of any one issuer or hold more than 10% of the voting stock of any issuer; and (7) invest in securities other than securities which are readily marketable. See "Investment Limitations" in the Fund's Statement of Additional Information for a complete list of investment limitations.

If the Board of Trustees of the Trust determines that the Fund's investment objective can best be achieved by a substantive change in a non-fundamental investment limitation, the Board can make such change without shareholder approval and will disclose any such material changes in the then current Prospectus. Any limitation that is not specified in the Fund's Prospectus, or in the Statement of Additional Information, as being fundamental, is non-fundamental. If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Fund's portfolio securities will not constitute a violation of such limitation.

                              FEDERAL INCOME TAXES

Taxation  of the Fund.  The  Internal  Revenue  Code of 1986,  as  amended  (the
"Code"), treats each series in the Trust, including the Fund, as a separate regulated investment company. Each series of the Trust, including the Fund, intends to qualify or remain qualified as a regulated investment company under the Code by distributing substantially all of its "net investment income" to shareholders and meeting other requirements of the Code. For the purpose of calculating dividends, net investment income consists of income accrued on portfolio assets, less accrued expenses. Upon qualification, the Fund will not be liable for federal income taxes to the extent earnings are distributed. The Board of Trustees retains the right for any series of the Trust, including the Fund, to determine for any particular year if it is advantageous not to qualify as a regulated investment company. Regulated investment companies, such as each series of the Trust, including the Fund, are subject to a non-deductible 4% excise tax to the extent they do not distribute the statutorily required amount of investment income, determined on a calendar-year basis, and capital gain net income, using an October 31 year-end measuring period. The Fund intends to declare or distribute dividends during the calendar year in an amount sufficient to prevent imposition of the 4% excise tax.

For the fiscal year ended March 31, 1997, the Fund was considered a "personal holding company" under the Code since 50% of the value of the Fund's share were owned directly or indirectly by five or fewer individuals at certain times during the last half of the year. As a result, the Fund was unable to meet the requirements for taxation as a regulated investment company and will be unable to meet such requirements as long as it is classified as a personal holding company. As a personal holding company, the Fund is subject to federal income taxes on undistributed personal holding company income at the maximum individual income tax rate. For the fiscal year ended March 31, 1997, however, no provision was made for federal income taxes since substantially all taxable income was distributed to shareholders. For the current fiscal year, the Fund anticipates that either it will qualify as a regulated investment company under the Code or, if still considered a personal holding company, it will distribute substantially all of its taxable income for the current fiscal year to shareholders in order to avoid individual income taxes.

Taxation of Shareholders. For federal income tax purposes, any dividends and distributions from short-term capital gains that a shareholder receives in cash from the Fund or which are re-invested in additional shares will be taxable ordinary income. If a shareholder is not required to pay a tax on income, he will not be required to pay federal income taxes on the amounts distributed to him. A dividend declared in October, November or December of a year and paid in January of the following year will be considered to be paid on December 31 of the year of declaration.

Distributions paid by the Fund from long-term capital gains, whether received in cash or reinvested in additional shares, are taxable as long-term capital gains, regardless of the length of time an investor has owned shares in the Fund. Capital gain distributions are made when the Fund realizes net capital gains on sales of portfolio securities during the year. Dividends and capital gain distributions paid by the Fund shortly after shares have been purchased, although in effect a return of investment, are subject to federal income taxation.

The sale of shares of the Fund is a taxable event and may result in a capital gain or loss. Capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series of a mutual fund).

The Trust will inform shareholders of the Fund of the source of their dividends and capital gains distributions at the time they are paid and, promptly after the close of each calendar year, will issue an information return to advise shareholders of the federal tax status of such distributions and dividends. Dividends and distributions may also be subject to state and local taxes. Shareholders should consult their tax advisors regarding specific questions as to federal, state or local taxes.

Federal income tax law requires investors to certify that the social security number or taxpayer identification number provided to the Fund is correct and that the investor is not subject to 31% withholding for previous under-reporting to the Internal Revenue Service (the "IRS"). Investors will be asked to make the appropriate certification on their application to purchase shares. If a shareholder of the Fund has not complied with the applicable statutory and IRS requirements, the Fund is generally required by federal law to withhold and remit to the IRS 31% of reportable payments (which may include dividends and redemption amounts).

                           DIVIDENDS AND DISTRIBUTIONS

The Fund intends to distribute substantially all of its net investment income, if any, in the form of dividends. The Fund will generally pay income dividends, if any, monthly, and will generally distribute net realized capital gains, if any, at least annually.

Unless a shareholder elects to receive cash, dividends and capital gains will be automatically reinvested in additional full and fractional shares of the same Class of the Fund at the net asset value per share next determined. Shareholders wishing to receive their dividends or capital gains in cash may make their request in writing to the Fund at 107 North Washington Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365. That request must be received by the Fund prior to the record date to be effective as to the next dividend. If cash payment is requested, checks will be mailed within five business days after the last day of each month or the Fund's fiscal year end, as applicable. Each shareholder of the Fund will receive a monthly summary of his or her account, including information as to reinvested dividends from the Fund. Tax consequences to shareholders of dividends and distributions are the same if received in cash or in additional shares of the Fund.

In order to satisfy certain requirements of the Code, the Fund may declare special year-end dividend and capital gains distribution during December. Such distributions, if received by shareholders by January 31, are deemed to have been paid by the Fund and received by shareholders on December 31 of the prior year.

There is no fixed dividend rate, and there can be no assurance as to the payment of any dividends or the realization of any gains. The Fund's net investment income available for distribution to holders of Institutional Shares will be reduced by the amount of any expenses allocated to the Institutional Shares.

                              HOW SHARES ARE VALUED

Net asset value for each Class of Shares of the Fund is determined at 4:00 p.m., New York time, Monday through Friday, except on business holidays when the New York Stock Exchange is closed. The net asset value of the shares of the Fund for purposes of pricing sales and redemptions is equal to the total market value of its investments and other assets, less all of its liabilities, divided by the number of its outstanding shares. Net asset value is determined separately for each Class of Shares of the Fund and reflects any liabilities allocated to a particular Class as well as the general liabilities of the Fund.

Securities that are listed on a securities exchange are valued at the last quoted sales price at the time the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded by the Fund. Securities that are listed on an exchange and which are not traded on the valuation date are valued at the mean of the bid and asked prices. Unlisted securities traded over-the-counter for which market quotations are readily available are valued at the latest quoted sales price, if available, at the time of valuation, otherwise, at the latest quoted bid price. Temporary cash investments with maturities of 60 days or less will be valued at amortized cost, which approximates market value. Securities for which no current quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Trustees of the Trust. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

Fixed  income  securities  will  ordinarily  be traded  on the  over-the-counter market. When market quotations are not readily available, fixed income securities may be valued based on prices provided by a pricing service. The prices provided by the pricing service are generally determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities, and developments related to specific securities. Such fixed income securities may also be priced based upon a matrix system of pricing similar bonds and other fixed income securities. Such matrix system may be based upon the considerations described above used by other pricing services, including particularly the spread between yields on the securities being valued and yields on U.S. Treasury securities with similar remaining years to maturity, and information obtained by the pricing agent from the Advisor and other pricing sources deemed relevant by the pricing agent.

                           HOW SHARES MAY BE PURCHASED

Assistance in opening accounts and a purchase application may be obtained from the Fund by calling 1-800-525-3863, or by writing to the Fund at the address shown below for purchases by mail. Assistance is also available through any broker-dealer authorized to sell shares in the Fund. Payment for shares purchased may also be made through your account at the broker-dealer processing your application and order to purchase. Your investment will purchase shares at the Fund's public offering price next determined after your order is received by the Fund in proper form as indicated herein.

The minimum initial investment is $5,000. The minimum subsequent investment is $500. The Fund may, in the Advisor's sole discretion, accept certain accounts with less than the stated minimum initial investment. You may invest in the following ways:

Purchases by Mail. Shares may be purchased initially by completing the application accompanying this Prospectus and mailing it, together with a check payable to the Fund, to the Investek Fixed Income Trust, Investor Shares, 107 North Washington Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365. Subsequent investments in an existing account in the Fund may be made at any time by sending a check payable to the Fund, to the address stated above. Please enclose the stub of your account statement and include the amount of the investment, the name of the account for which the investment is to be made and the account number. Please remember to add a reference to "Investor Shares" to your check to ensure proper credit to your account.

Purchases by Wire. To purchase shares by wiring federal funds, the Fund must first be notified by calling 1-800-525-3863 to request an account number and furnish the Fund with your tax identification number. Following notification to the Fund, federal funds and registration instructions should be wired through the Federal Reserve System to:

                      First Union National Bank of North Carolina
                      Charlotte, North Carolina
                      ABA # 053000219
                      For the Investek Fixed Income Trust
                        Investor Shares
                        Acct #2000000862107
                      For further credit to (shareholder's name and SS# or EIN#)

It is important that the wire contain all the information and that the Fund receive prior telephone notification to ensure proper credit. A completed application with signature(s) of registrant(s) must be mailed to the Fund immediately after the initial wire as described under "Purchases by Mail" above. Investors should be aware that some banks may impose a wire service fee.

General. All purchases of shares are subject to acceptance and are not binding until accepted. The Fund reserves the right to reject any application or investment. Orders become effective, and shares are purchased at, the next determined public offering price per share after an investment has been received by the Fund, which is as of 4:00 p.m., New York time, Monday through Friday, exclusive of business holidays. Orders received by the Fund and effective prior to such 4:00 p.m. time will purchase shares at the net asset value determined at that time. Otherwise, your order will purchase shares as of such 4:00 p.m. time on the next business day. For orders placed through a qualified broker-dealer, such firm is responsible for promptly transmitting purchase orders to the Fund. Investors may be charged a fee if they effect transactions in Fund shares through a broker or agent.

If checks are returned unpaid due to nonsufficient funds, stop payment or other reasons, the Trust will charge $20. To recover any such loss or charge, the Trust reserves the right, without further notice, to redeem shares of any fund of the Trust already owned by any purchaser whose order is canceled, and such a purchaser may be prohibited from placing further orders unless investments are accompanied by full payment by wire or cashier's check.

Payment must be made by check or money order drawn on a U.S. bank and payable in U.S. dollars. Under certain circumstances the Fund, at its sole discretion, may allow payment in kind for Fund shares purchased by accepting securities in lieu of cash. Any securities so accepted would be valued on the date received and included in the calculation of the net asset value of the Fund. See the Statement of Additional Information for additional information on purchases in kind.

The Fund is required by federal law to withhold and remit to the IRS 31% of the dividends, capital gains distributions and, in certain cases, proceeds of redemptions paid to any shareholder who fails to furnish the Fund with a correct taxpayer identification number, who under-reports dividend or interest income or who fails to provide certification of tax identification number. Instructions to exchange or transfer shares held in established accounts will be refused until the certification has been provided. In order to avoid this withholding requirement, you must certify on your application, or on a separate W-9 Form supplied by the Fund, that your taxpayer identification number is correct and that you are not currently subject to backup withholding or you are exempt from backup withholding. For individuals, your taxpayer identification number is your social security number.

Sales Charges. The public offering price of Investor Shares of the Fund equals net asset value plus a sales charge. Capital Investment Group, Inc. (the "Distributor") receives this sales charge as Distributor and may reallow it in the form of dealer discounts and brokerage commissions as follows:

                                     Sales       Sales
                                   Charge As   Charge As     Dealers Discounts
                                   % of Net   % of Public      and Brokerage
Amount of Transaction               Amount     Offering     Commissions as % of
At Public Offering Price           Invested      Price     Public Offering Price

Less than $100,000................   3.63%        3.50%             3.25%
$100,000 but less than $250,000...   3.09%        3.00%             2.75%
$250,000 but less than $500,000...   2.56%        2.50%             2.25%
$500,000 but less than $1,000,000.   2.04%        2.00%             1.75%
Greater than $1,000,000...........   1.01%        1.00%             0.75%

At times the Distributor may reallow the entire sales charge to dealers. From time to time dealers who receive dealer discounts and brokerage commissions from the Distributor may reallow all or a portion of such dealer discounts and brokerage commissions to other dealers or brokers. Pursuant to the terms of the Distribution Agreement, the sales charge payable to the Distributor and the dealer discounts may be suspended, terminated or amended. Dealers who receive 90% or more of the sales charge may be deemed to be "underwriters" under the federal securities laws.

The dealer discounts and brokerage commissions schedule above applies to all dealers who have agreements with the Distributor. The Distributor, at its expense, may also provide additional compensation to dealers in connection with sales of shares of the Fund. Compensation may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding the Fund, and/or other dealer-sponsored special events. In some instances, this compensation may be made available only to certain dealers whose representatives have sold or are expected to sell a significant amount of such shares. Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Dealers may not use sales of the Fund shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. None of the aforementioned compensation is paid for by the Fund or its shareholders.

Reduced Sales Charges

         Concurrent Purchases. For purposes of qualifying for a lower sales charge for Investor Shares, investors have the privilege of combining concurrent purchases of the Fund and any other series of the Trust affiliated with the Advisor and sold with a sales charge. For example, if a shareholder concurrently purchases shares in another series of the Trust affiliated with the Advisor and sold with a sales charge at the total public offering price of $50,000, and Investor Shares in the Fund at the total public offering price of $50,000, the sales charge would be that applicable to a $100,000 purchase as shown in the appropriate table above. This privilege may be modified or eliminated at any time or from time to time by the Trust without notice thereof.

         Rights of Accumulation. Pursuant to the right of accumulation, investors are permitted to purchase shares at the public offering price applicable to the total of (a) the total public offering price of the Investor Shares of the Fund then being purchased plus (b) an amount equal to the then current net asset value of the purchaser's combined holdings of the shares of all of the series of the Trust affiliated with the Advisor and sold with a sales charge. To receive the applicable public offering price pursuant to the right of accumulation, investors must, at the time of purchase, provide sufficient information to permit confirmation of qualification, and confirmation of the purchase is subject to such verification. This right of accumulation may be modified or eliminated at any time or from time to time by the Trust without notice.

         Letters of Intent. Investors may qualify for a lower sales charge for Investor Shares by executing a letter of intent. A letter of intent allows an investor to purchase Investor Shares of the Fund over a 13-month period at reduced sales charges based on the total amount intended to be purchased plus an amount equal to the then current net asset value of the purchaser's combined holdings of the shares of all of the series of the Trust affiliated with the Advisor and sold with a sales charge. Thus, a letter of intent permits an investor to establish a total investment goal to be achieved by any number of purchases over a 13-month period. Each investment made during the period receives the reduced sales charge applicable to the total amount of the intended investment.

The letter of intent does not obligate the investor to purchase, or the Fund to sell, the indicated amount. If such amount is not invested within the period, the investor must pay the difference between the sales charge applicable to the purchases made and the charges previously paid. If such difference is not paid by the investor, the Distributor is authorized by the investor to liquidate a sufficient number of shares held by the investor to pay the amount due. On the initial purchase of shares, if required (or subsequent purchases, if necessary) shares equal to at least five percent of the amount indicated in the letter of intent will be held in escrow during the 13-month period (while remaining registered in the name of the investor) for this purpose. The value of any shares redeemed or otherwise disposed of by the investor prior to termination or completion of the letter of intent will be deducted from the total purchases made under such letter of intent.

A 90-day back-dating period can be used to include earlier purchases at the investor's cost (without a retroactive downward adjustment of the sales charge); the 13-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the letter of intent. Investors must notify the Fund or the Distributor whenever a purchase is being made pursuant to a letter of intent.

Investors electing to purchase shares pursuant to a letter of intent should carefully read the letter of intent, which is included in the Fund Shares Application accompanying this Prospectus or is otherwise available from the Fund or the Distributor. This letter of intent option may be modified or eliminated at any time or from time to time by the Trust without notice.

         Reinvestments. Investors may reinvest, without a sales charge, proceeds from a redemption of Investor Shares of the Fund in Investor Shares of the Fund or in shares of another series of the Trust affiliated with the Advisor and sold with a sales charge, within 90 days after the redemption. If the other class charges a sales charge higher than the sales charge the investor paid in connection with the shares redeemed, the investor must pay the difference. In addition, the shares of the class to be acquired must be registered for sale in the investor's state of residence. The amount that may be so reinvested may not exceed the amount of the redemption proceeds, and a written order for the purchase of such shares must be received by the Fund or the Distributor within 90 days after the effective date of the redemption.

If an investor realizes a gain on the redemption, the reinvestment will not affect the amount of any federal capital gains tax payable on the gain. If an investor realizes a loss on the redemption, the reinvestment may cause some or all of the loss to be disallowed as a tax deduction, depending on the number of shares purchased by reinvestment and the period of time that has elapsed after the redemption, although for tax purposes, the amount disallowed is added to the cost of the shares acquired upon the reinvestment.

         Purchases by Related Parties and Groups. Reductions in sales charges apply to purchases by a single "person," including an individual, members of a family unit, consisting of a husband, wife and children under the age of 21 purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust estate.

Reductions in sales charges also apply to purchases by individual members of a "qualified group." The reductions are based on the aggregate dollar value of shares purchased by all members of the qualified group and still owned by the group plus the shares currently being purchased. For purposes of this paragraph, a qualified group consists of a "company," as defined in the 1940 Act, which has been in existence for more than six months and which has a primary purpose other than acquiring shares of the Fund at a reduced sales charge, and the "related parties" of such company. For purposes of this paragraph, a "related party" of a company is: (i) any individual or other company who directly or indirectly owns, controls, or has the power to vote five percent or more of the outstanding voting securities of such company; (ii) any other company of which such company directly or indirectly owns, controls, or has the power to vote five percent or more of its outstanding voting securities; (iii) any other company under common control with such company; (iv) any executive officer, director or partner of such company or of a related party; and (v) any partnership of which such company is a partner.

         Sales at Net Asset Value. The Fund may sell shares at a purchase price equal to the net asset value of such shares, without a sales charge, to Trustees, officers, and employees of the Trust, the Fund, and the Advisor, and to employees and principals of related organizations and their families and certain parties related thereto, including clients and related accounts of the Advisor and other investment advisors registered under the Investment Advisors Act of 1940. The public offering price of shares of the Fund may also be reduced to net asset value per share in connection with the acquisition of the assets of or merger or consolidation with a personal holding company or a public or private investment company.

Distribution Plan. Capital Investment Group, Inc., Post Office Box 32249, Raleigh, North Carolina 27622 (the "Distributor"), is the national distributor for the Fund under a Distribution Agreement with the Trust. The Distributor may sell Fund shares to or through qualified securities dealers or others. Richard
K. Bryant, a Trustee of the Trust and an officer of another series of the Trust, and Elmer O. Edgerton, Jr., an officer of another series of the Trust, control the Distributor. Messrs Bryant and Edgerton are not officers of the Fund.

The Trust has adopted a Distribution Plan (the "Plan") for the Investor Shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Under the Plan the Fund may reimburse any expenditures to finance any activity primarily intended to result in sale of the Investor Shares of the Fund or the servicing of shareholder accounts, including, but not limited to, the following: (i) payments to the Distributor, securities dealers, and others for the sale of Investor Shares of the Fund; (ii) payment of compensation to and expenses of personnel who engage in or support distribution of Investor Shares of the Fund or who render shareholder support services not otherwise provided by the Transfer Agent, Administrator, or Custodian; and (iii) formulation and implementation of marketing and promotional activities. The categories of expenses for which reimbursement is made are approved by the Board of Trustees of the Trust. Expenditures by the Fund pursuant to the Plan are accrued based on the Investor Shares' average daily net assets and may not exceed 0.25% of the Investor Shares' average net assets for each year elapsed subsequent to adoption of the Plan. Such expenditures paid as service fees to any person who sells Fund shares may not exceed 0.25% of the Investor Shares' average annual net asset value of such shares.

The Plan may not be amended to increase materially the amount to be spent under the Plan without shareholder approval. The continuation of the Plan must be approved by the Board of Trustees annually. At least quarterly the Board of Trustees must review a written report of amounts expended pursuant to the Plan and the purposes for which such expenditures were made.

Exchange Feature. Investors will have the privilege of exchanging shares of the Fund for shares of any other series of the Trust established by Advisor. An exchange involves the simultaneous redemption of shares of one series and purchase of shares of another series at the respective closing net asset value next determined after a request for redemption has been received plus applicable sales charge, and is a taxable transaction. Each series of the Trust will have a different investment objective, which may be of interest to investors in each series. Shares of the Fund may be exchanged for shares of any other series of the Trust affiliated with the Advisor at the net asset value plus the percentage difference between that series' sales charge and any sales charge previously paid in connection with the shares being exchanged. For example, if a 2% sales charge was paid on shares that are exchanged into a series with a 3% sales charge, there would be an additional sales charge of 1% on the exchange. Exchanges may only be made by investors in states where shares of the other series are qualified for sale. An investor may direct the Fund to exchange his shares by writing to the Fund at its principal office. The request must be signed exactly as the investor's name appears on the account, and it must also provide the account number, number of shares to be exchanged, the name of the series to which the exchange will take place and a statement as to whether the exchange is a full or partial redemption of existing shares. Notwithstanding the foregoing, exchanges of shares may only be within the same class or type of class of shares involved. For example, Investor Shares may not be exchanged for Institutional Shares.

A pattern of frequent exchange transactions may be deemed by the Advisor to be an abusive practice that is not in the best interests of the shareholders of the Fund. Such a pattern may, at the discretion of the Advisor, be limited by the Fund's refusal to accept further purchase and/or exchange orders from an investor, after providing the investor with 60 days prior notice. The Advisor will consider all factors it deems relevant in determining whether a pattern of frequent purchases, redemptions and/or exchanges by a particular investor is abusive and not in the best interests of the Fund or its other shareholders.

A shareholder should consider the investment objectives and policies of any series into which the shareholder will be making an exchange, as described in the prospectus for that other series. The Board of Trustees of the Trust reserves the right to suspend or terminate, or amend the terms of, the exchange privilege upon 60 days written notice to the shareholders.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Fund will automatically charge the checking account for the amount specified ($100 minimum), which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

Stock Certificates. Stock certificates will not be issued for your shares. Evidence of ownership will be given by issuance of periodic account statements that will show the number of shares owned.

                           HOW SHARES MAY BE REDEEMED

Shares of the Fund may be redeemed (the Fund will repurchase them from shareholders) by mail or telephone. Any redemption may be more or less than the purchase price of your shares depending on the market value of the Fund's portfolio securities. All redemption orders received in proper form, as indicated herein, by the Fund, whether by mail or telephone, prior to 4:00 p.m. New York time, Monday through Friday, except for business holidays, will redeem shares at the net asset value determined at that time. Otherwise, your order will redeem shares as of such 4:00 p.m. time on the next business day. There is no charge for redemptions from the Fund other than possible charges for wiring redemption proceeds. You may also redeem your shares through a broker-dealer or other institution, who may charge you a fee for its services.

Redemptions from retirement plans may be subject to tax withholding. If you are uncertain of the requirements for redemption, please contact the Fund, at 1-800-525-3863, or write to the address shown below.

Regular Mail Redemptions. Your request should be addressed to the Investek Fixed Income Trust, Investor Shares, 107 North Washington Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365. Your request for redemption must include:

1) Your letter of instruction specifying the account number, and the number of shares or dollar amount to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

2)   Any required signature guarantees (see "Signature Guarantees" below); and

3) Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds will be sent to you within seven days after receipt of your redemption request. However, the Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. Such delay (which may take up to 15 days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer. In all cases the net asset value next determined after the receipt of the request for redemption will be used in processing the redemption. The Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the New York Stock Exchange is closed, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the Commission may permit.

Telephone and Bank Wire Redemptions. The Fund offers shareholders the option of redeeming shares by telephone under certain limited conditions. The Fund will redeem shares when requested by the shareholder if, and only if, the shareholder confirms redemption instructions in writing.

The Fund may rely upon confirmation of redemption requests transmitted via facsimile (FAX# 919-972-1908). The confirmation instructions must include:

1)   Shareholder name, account number and designation of Class (Investor);

2)   Number of shares or dollar amount to be redeemed;

3)   Instructions for transmittal of redemption funds to the shareholder; and

4) Shareholder signature as it appears on the application then on file with the Fund.

The net asset value used in processing the redemption will be the net asset value next determined after the telephone request is received. Redemption proceeds will not be distributed until written confirmation of the redemption request is received, per the instructions above. You can choose to have redemption proceeds mailed to you at your address of record, your bank, or to any other authorized person, or you can have the proceeds sent by bank wire to your bank ($5,000 minimum). Shares of the Fund may not be redeemed by wire on days in which your bank or the Fund's Custodian is not open for business. You can change your redemption instructions anytime you wish by filing a letter including your new redemption instructions with the Fund. (See "Signature Guarantees" below.) The Fund reserves the right to restrict or cancel telephone and bank wire redemption privileges for shareholders, without notice, if the Fund believes it to be in the best interest of the shareholders to do so. During drastic economic and market changes, telephone redemption privileges may be difficult to implement.

The Fund in its discretion may choose to pass through to redeeming shareholders any charges by the Custodian for wire redemptions. The Custodian currently charges $7.00 per transaction for wiring redemption proceeds. If this cost is passed through to redeeming shareholders by the Fund, the charge will be deducted automatically from the shareholder's account by redemption of shares in the account. The shareholder's bank or brokerage firm may also impose a charge for processing the wire. If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

You may redeem shares, subject to the procedures outlined above, by calling the Fund at 1-800-525-3863. Redemption proceeds will only be sent to the bank account or person named in your Fund Shares Application currently on file with the Fund. Telephone redemption privileges authorize the Fund to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Fund to be genuine. The Fund will employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine, and, if it does not follow such procedures, the Fund will be liable for any losses due to fraudulent or unauthorized instructions. The Fund will not be liable for following telephone instructions reasonably believed to be genuine.

Systematic Withdrawal Plan. A shareholder who owns shares of the Fund valued at $30,000 or more at current net asset value may establish a Systematic Withdrawal Plan to receive a monthly or quarterly check in a stated amount not less than $100. Each month or quarter as specified, the Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. Call or write the Fund for an application form. See the Statement of Additional Information for further details.

Signature Guarantees. To protect your account and the Fund from fraud, signature guarantees are required to be sure that you are the person who has authorized a change in registration, or standing instructions, for your account. Signature guarantees are required for (1) change of registration requests, (2) requests to establish or change exchange privileges or telephone redemption service other than through your initial account application, and (3) requests for redemptions in excess of $50,000. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange or association clearing agency, and must appear on the written request for redemption, establishment or change in exchange privileges, or change of registration.

                             MANAGEMENT OF THE FUND

Trustees and Officers. The Fund is a diversified series of The Nottingham Investment Trust II (the "Trust"), an investment company organized as a Massachusetts business trust on October 25, 1990. The Board of Trustees of the Trust is responsible for the management of the business and affairs of the Trust. The Trustees and executive officers of the Trust and their principal occupations for the last five years are set forth in the Statement of Additional Information under "Management of the Fund - Trustees and Officers." The Board of Trustees of the Trust is primarily responsible for overseeing the conduct of the Trust's business. The Board of Trustees elects the officers of the Trust who are responsible for its and the Fund's day-to-day operations.

The Advisor. Subject to the authority of the Board of Trustees, Investek Capital Management, Inc. (the "Advisor") provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to an Investment Advisory Agreement (the "Advisory Agreement") with the Trust.

The Advisor is registered under the Investment Advisors Act of 1940, as amended. Registration of the Advisor does not involve any supervision of management or investment practices or policies by the Securities and Exchange Commission. The Advisor, established as a Mississippi corporation in 1989, is controlled by Michael T. McRee. The Advisor currently serves as investment advisor to over $1.3 billion in assets. The Advisor has been rendering investment counsel, utilizing investment strategies substantially similar to that of the Fund, to individuals, banks and thrift institutions, pension and profit sharing plans, trusts, estates, charitable organizations and corporations since its formation. The Advisor's address is 317 East Capitol Street, Post Office Box 2840, Jackson, Mississippi 39207.

Under the Advisory Agreement with the Fund, the Advisor receives a monthly management fee equal to an annual rate of 0.45% of the average daily net asset value of the Fund. The Advisor may periodically voluntarily waive or reduce its advisory fee to increase the net income of the Fund. The Advisor voluntarily waived a portion of its advisory fee for the fiscal year ended March 31, 1997. Of the $52,526 the Advisor was entitled to receive, the Advisor voluntarily waived $35,023 of its investment advisory fees. The Advisor received $17,503 of such advisory fee for the year (0.15% of average net assets).

The Advisor supervises and implements the investment activities of the Fund, including the making of specific decisions as to the purchase and sale of portfolio investments. Among the responsibilities of the Advisor under the Advisory Agreement is the selection of brokers and dealers through whom transactions in the Fund's portfolio investments will be effected. The Advisor attempts to obtain the best execution for all such transactions. If it is believed that more than one broker is able to provide the best execution, the Advisor will consider the receipt of quotations and other market services and of research, statistical and other data and the sale of shares of the Fund in selecting a broker. The Advisor may also utilize a brokerage firm affiliated with the Trust or the Advisor if it believes it can obtain the best execution of transactions from such broker. Research services obtained through Fund brokerage transactions may be used by the Advisor for its other clients and, conversely, the Fund may benefit from research services obtained through the brokerage transactions of the Advisor's other clients. For further information, see "Investment Objective and Policies - Investment Transactions" in the Statement of Additional Information.

Michael T. McRee, a principal and controlling shareholder of the Advisor and executive officer of the Fund, and Timothy L. Ellis, a principal of the Advisor and executive officer of the Fund, have been responsible for day-to-day management of the Fund's portfolio since its inception in 1991. They have been with the Advisor since its inception.

The Administrator. The Trust has entered into an Administration Agreement with The Nottingham Company (the "Administrator"), 105 North Washington Street, Post Office Drawer 69, Rocky Mount, North Carolina 27802-0069, pursuant to which the Administrator receives a fee at the annual rate of 0.15% of the average daily net assets of the Fund. In addition, the Administrator currently receives a base monthly fee of $1,750 for accounting and recordkeeping services for the Fund and $750 for each Class of shares beyond the initial Class of shares of the Fund. The Administrator also charges the Fund for certain costs involved with the daily valuation of investment securities and is reimbursed for out-of-pocket expenses. The Administrator charges a minimum fee of $3,000 per month for all of its fees taken in the aggregate, analyzed monthly.

Subject to the authority of the Board of Trustees, the services the Administrator provides to the Fund include coordinating and monitoring any third parties furnishing services to the Fund; providing the necessary office space, equipment and personnel to perform administrative and clerical functions for the Fund; and preparing, filing and distributing proxy materials, periodic reports to shareholders, registration statements and other documents. The Administrator also performs certain accounting and pricing services for the Fund as pricing agent including the daily calculation of the Fund's net asset value.

The Administrator was incorporated as a North Carolina corporation in 1988. Together with its affiliates and predecessors, the Administrator has been operating as a financial services firm since 1985. Frank P. Meadows, III is the firm's Managing Director and controlling shareholder.

The Transfer Agent. NC Shareholder Services, LLC (the "Transfer Agent") serves as the Fund's transfer, dividend paying, and shareholder servicing agent. The Transfer Agent, subject to the authority of the Board of Trustees, provides transfer agency services pursuant to an agreement with the Administrator, which has been approved by the Trust. The Transfer Agent maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions. The Transfer Agent is compensated for its services by the Administrator and not directly by the Fund.

The Transfer Agent, whose address is 107 North Washington Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365, was established as a North Carolina limited liability company in 1997. John D. Marriott, Jr., is the firm's controlling member.

The Custodian. Trustmark National Bank (the "Custodian"), Post Office Box 291, Jackson, Mississippi 39205-0291, serves as Custodian of the Fund's assets. The Custodian acts as the depository for the Fund, safekeeps its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Fund's request and maintains records in connection with its duties.

Other Expenses. The Fund is responsible for the payment of its expenses. These include, for example, the fees payable to the Advisor, or expenses otherwise incurred in connection with the management of the investment of the Fund's assets, the fees and expenses of the Custodian, the fees and expenses of the Administrator, the fees and expenses of Trustees, outside auditing and legal expenses, all taxes and corporate fees payable by the Fund, Securities and Exchange Commission fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders, costs of shareholder reports and shareholder meetings, and any extraordinary expenses. The Fund also pays for brokerage commissions and transfer taxes (if any) in connection with the purchase and sale of portfolio securities. Expenses attributable to a particular series of the Trust, including the Fund, will be charged to that series, and expenses not readily identifiable as belonging to a particular series will be allocated by or under procedures approved by the Board of Trustees among one or more series in such a manner as it deems fair and equitable. Any expenses relating only to a particular Class of Shares of the Fund will be borne solely by such Class.

                                OTHER INFORMATION

Description of Shares. The Trust was organized as a Massachusetts business trust on October 25, 1990, under a Declaration of Trust. The Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares and to create an unlimited number of series of shares. The Board of Trustees may also classify and reclassify any unissued shares into one or more classes of shares. The Trust currently has the number of authorized series of shares, including the Fund, and classes of shares, described in the Statement of Additional Information under "Description of the Trust." Pursuant to its authority under the Declaration of Trust, the Board of Trustees has authorized the issuance of an unlimited number of shares in each of two Classes ("Investor Shares" and "Institutional Shares") representing equal pro rata interests in the Fund, except that the Classes bear different expenses that reflect the differences in services provided to them. Investor Shares are sold with a sale charge and bear potential distribution expenses and service fees. Institutional Shares are sold without a sales charge and bear no shareholder servicing or distribution fees. As a result of different charges, fees, and expenses between the Classes, the total return on the Fund's Investor Shares will generally be lower than the total return on the Institutional Shares. Standardized total return quotations will be computed separately for each Class of Shares of the Fund.

THIS PROSPECTUS RELATES TO THE FUND'S INVESTOR SHARES AND DESCRIBES ONLY THE POLICIES, OPERATIONS, CONTRACTS, AND OTHER MATTERS PERTAINING TO THE INVESTOR SALES. THE FUND ALSO ISSUES A CLASS OF INSTITUTIONAL SHARES. SUCH OTHER CLASS MAY HAVE DIFFERENT SALES CHARGES AND EXPENSES, WHICH MAY AFFECT PERFORMANCE. INVESTORS MAY CALL THE FUND AT 1-800-525-3863 TO OBTAIN MORE INFORMATION CONCERNING OTHER CLASSES AVAILABLE TO THEM THROUGH THEIR SALES REPRESENTATIVE. INVESTORS MAY OBTAIN INFORMATION CONCERNING THOSE CLASSES FROM THEIR SALES REPRESENTATIVE, THE DISTRIBUTOR, THE FUND, OR ANY OTHER PERSON WHICH IS OFFERING OR MAKING AVAILABLE TO THEM THE SECURITIES OFFERED IN THIS PROSPECTUS.

When issued, the shares of each series of the Trust, including the Fund, and each class of shares, will be fully paid, nonassessable and redeemable. The Trust does not intend to hold annual shareholder meetings; it may, however, hold special shareholder meetings for purposes such as changing fundamental policies or electing Trustees. The Board of Trustees shall promptly call a meeting for the purpose of electing or removing Trustees when requested in writing to do so by the record holders of a least 10% of the outstanding shares of the Trust. The term of office of each Trustee is of unlimited duration. The holders of at least two-thirds of the outstanding shares of the Trust may remove a Trustee from that position either by declaration in writing filed with the Custodian or by votes cast in person or by proxy at a meeting called for that purpose.

The Trust's shareholders will vote in the aggregate and not by series (fund) or class, except where otherwise required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of the shareholders of a particular series or class. Matters affecting an individual series, such as the Fund, include, but are not limited to, the investment objectives, policies and restrictions of that series. Shares have no subscription, preemptive or conversion rights. Share certificates will not be issued. Each share is entitled to one vote (and fractional shares are entitled to proportionate fractional votes) on all matters submitted for a vote, and shares have equal voting rights except that only shares of a particular series or class are entitled to vote on matters affecting only that series or class. Shares do not have cumulative voting rights. Therefore, the holders of more than 50% of the aggregate number of shares of all series of the Trust may elect all the Trustees.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust, therefore, contains provisions which are intended to mitigate such liability. See "Description of the Trust" in the Statement of Additional Information for further information about the Trust and its shares.

Reporting to Shareholders. The Fund will send to its shareholders Annual and Semi-Annual Reports; the financial statements appearing in Annual Reports for the Fund will be audited by independent accountants. In addition, the Fund will send to each shareholder having an account directly with the Fund a statement not less than quarterly showing transactions in the account, the total number of shares owned and any dividends or distributions paid. Inquiries regarding the Fund may be directed in writing to 107 North Washington Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365 or by calling 1-800-525-3863.

Calculation of Performance Data. From time to time the Fund may advertise its average annual total return and yield for each Class of Shares. The "average annual total return" refers to the average annual compounded rates of return over 1-, 5-, and 10-year periods that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation assumes the reinvestment of all dividends and distributions, includes all recurring fees that are charged to all shareholder accounts and deducts all nonrecurring charges at the end of each period. The calculation further assumes the maximum sales load is deducted from the initial payment. If the Fund has been operating less than 1, 5 or 10 years, the time period during which the Fund has been operating is substituted.

The "yield" of the Fund is computed by dividing the net investment income per share earned during the most recent practicable period stated in the advertisement by the maximum offering price per share on the last day of the period (using the average number of shares entitled to receive dividends). For the purpose of determining net investment income, the calculation includes among expenses of the Fund all recurring fees that are charged to all shareholder accounts and any nonrecurring charges for the period stated.

In addition, the Fund may advertise other total return performance data other than average annual total return for each Class of Shares. This data shows as a percentage rate of return encompassing all elements of return (i.e. income and capital appreciation or depreciation); it assumes reinvestment of all dividends and capital gain distributions. Such other total return data may be quoted for the same or different periods as those for which average annual total return is quoted. This data may consist of a cumulative percentage rate of return, actual year-by-year rates or any combination thereof. Cumulative total return represents the cumulative change in value of an investment in the Fund for various periods.

The total return and yield of the Fund could be increased to the extent the Advisor may waive all or a portion of its fees or may reimburse all or a portion of the Fund's expenses. Total return and yield figures are based on the historical performance of the Fund, show the performance of a hypothetical investment, and are not intended to indicate future performance. The Fund's quotations may from time to time be used in advertisements, sales literature, shareholder reports, or other communications. For further information, see "Additional Information on Performance" in the Statement of Additional Information.

                           INVESTEK FIXED INCOME TRUST

                                 INVESTOR CLASS



                                   PROSPECTUS

                                  July 31, 1997


                           INVESTEK FIXED INCOME TRUST
                           107 North Washington Street
                              Post Office Box 4365
                     Rocky Mount, North Carolina 27803-0365
                                 1-800-525-3863

                               INVESTMENT ADVISOR
                        Investek Capital Management, Inc.
                             317 East Capitol Street
                              Post Office Box 2840
                           Jackson, Mississippi 39207

                         ADMINISTRATOR & FUND ACCOUNTANT
                             The Nottingham Company
                              Post Office Drawer 69
                     Rocky Mount, North Carolina 27802-0069

                      DIVIDEND DISBURSING & TRANSFER AGENT
                          NC Shareholder Services, LLC
                              Post Office Box 4365
                     Rocky Mount, North Carolina 27803-0365

                                   DISTRIBUTOR
                         Capital Investment Group, Inc.
                              Post Office Box 32249
                          Raleigh, North Carolina 27622

                                    CUSTODIAN
                             Trustmark National Bank
                               Post Office Box 291
                         Jackson, Mississippi 39205-0291

                              INDEPENDENT AUDITORS
                              Deloitte & Touche LLP
                               2500 One PPG Place
                       Pittsburgh, Pennsylvania 15222-5401

No dealer, salesman, or other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Advisor. This Prospectus does not constitute an offering in any state in which an offering may not lawfully be made.

The Fund reserves the right in its sole discretion to withdraw all or any part of the offering made by this Prospectus or to reject purchase orders. All orders to purchase shares are subject to acceptance by the Fund and are not binding until confirmed or accepted in writing.

                                   PROSPECTUS






                                  July 31, 1997

PROSPECTUS                                                Cusip Number 66976M508

                           INVESTEK FIXED INCOME TRUST
                               INSTITUTIONAL CLASS

The investment objective of the Investek Fixed Income Trust (the "Fund") is to preserve capital and maximize total returns through active management of investment grade fixed income securities. The Fund is designed primarily for institutional investors and high net worth individuals who wish to take advantage of the professional investment management expertise of Investek Capital Management, Inc. (the "Advisor"), which serves as investment advisor to the Fund. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the investment policies described in this Prospectus. The Fund has a net asset value that will fluctuate in accordance with the value of its portfolio securities. This Prospectus relates to shares ("Institutional Shares") representing interests in the Fund. The
Institutional Shares are offered to institutions and certain other investors described herein without any sales or redemption charges or shareholder servicing or distribution fees. See "Prospectus Summary - Offering Price."

                               INVESTMENT ADVISOR

                                logo placed here

                  317 East Capitol Street, Post Office Box 2840
                           Jackson, Mississippi 39207
                                 (601) 949-3105

The Fund is a diversified series of The Nottingham Investment Trust II (the "Trust"), a registered open-end management investment company. This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. Investors should read this Prospectus and retain it for future reference. Additional information about the Fund has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request and without charge. You may request the Statement of Additional
Information, which is incorporated in this Prospectus by reference, by writing the Fund at Post Office Box 4365, Rocky Mount, North Carolina 27803-0365, or by calling 1-800-525-3863. The SEC also maintains an Internet Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding the Fund.

     Investment in the Fund involves risks, including the possible loss of principal. Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, and such shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
      AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON
 THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
                             IS A CRIMINAL OFFENSE.

The date of this Prospectus and the Statement of Additional Information is July 31, 1997.

                                TABLE OF CONTENTS

PROSPECTUS SUMMARY...................................  2

FEE TABLE............................................  3

FINANCIAL HIGHLIGHTS.................................  4

INVESTMENT OBJECTIVE AND POLICIES....................  5

RISK FACTORS.........................................  9

INVESTMENT LIMITATIONS............................... 10

FEDERAL INCOME TAXES................................. 11

DIVIDENDS AND DISTRIBUTIONS.......................... 12

HOW SHARES ARE VALUED................................ 12

HOW SHARES MAY BE PURCHASED.......................... 13

HOW SHARES MAY BE REDEEMED........................... 15

MANAGEMENT OF THE FUND............................... 17

OTHER INFORMATION.................................... 19


This Prospectus is not an offering of the securities herein described in any state in which the offering is unauthorized. No sales representative, dealer or other person is authorized to give any information or make any representations other than those contained in this Prospectus.

                               PROSPECTUS SUMMARY

The Fund. The Investek Fixed Income Trust (the "Fund") is a diversified series of The Nottingham Investment Trust II (the "Trust"), a registered open-end management investment company organized as a Massachusetts business trust. This Prospectus relates to Institutional Shares of the Fund. See "Other Information - Description of Shares."

Offering Price. The Institutional Shares are offered to clients of the Advisor, and any other institutional investor, at net asset value without a sales charge and without any shareholder servicing or distribution fees. The minimum initial investment is $50,000. The minimum subsequent investment is $1,000. See "How Shares May be Purchased."

Investment Objective and Policies. The investment objective of the Fund is to preserve capital and maximize total returns through active management of investment grade fixed income securities. The Advisor does not engage in "market timing." To the extent practicable, the Fund generally will remain fully invested in fixed income securities. The Fund intends to invest generally in investment grade bonds to maintain a portfolio duration between 2 and 7 years, which is currently approximately equivalent to a 3- to 12-year effective maturity. Due to its duration and high quality standards, the Fund expects its portfolio to exhibit less volatility than would longer duration and lower quality portfolios. In addition, the Fund intends to concentrate its investments in "high quality" investment grade bonds by maintaining at least 90% of the portfolio in bonds rated A or better as described in "Investment Limitations - Investment Grade Securities" below (or if not rated, of equivalent quality as determined by the Advisor). See "Investment Objective and Policies." The Fund is not intended to be a complete investment program, and there can be no assurance that the Fund will achieve its investment objective.

Special Risk Considerations. While the Fund will invest primarily in "high quality" investment grade bonds, some of the Fund's investments may include mortgage and asset-backed securities, collateralized mortgage obligations, other mortgage derivative products, foreign securities, and securities purchased subject to a repurchase agreement or on a "when-issued" basis, which involve certain risks. The Fund may borrow only under certain limited conditions (including to meet redemption requests) and not to purchase securities. It is not the intent of the Fund to borrow except for temporary cash requirements. Borrowing, if done, would tend to exaggerate the effects of market and interest rate fluctuations on the Fund's net asset value until repaid. See "Risk Factors."

Manager. Subject to the general supervision of the Trust's Board of Trustees and in accordance with the Fund's investment policies, Investek Capital Management, Inc. of Jackson, Mississippi (the "Advisor"), manages the Fund's investments. The Advisor currently manages over $1.3 billion in assets. For its advisory services, the Advisor receives a monthly fee based on the Fund's daily net assets at the annual rate of 0.45%. See "Management of the Fund - The Advisor."

Dividends. Income dividends, if any, are generally paid monthly; capital gains, if any, are generally distributed at least once each year. Dividends and capital gains distributions are automatically reinvested in additional shares of the same Class at net asset value unless the shareholder elects to receive cash. See "Dividends and Distributions."

Distributor. Capital Investment Group, Inc. (the "Distributor") serves as distributor of shares of the Fund. See "How Shares May Be Purchased - Distributor."

Redemption of Shares. There is no charge for redemptions other than possible charges associated with wire transfers of redemption proceeds. Shares may be redeemed at any time at the net asset value next determined after receipt of a redemption request by the Fund. A shareholder who submits appropriate written authorization may redeem shares by telephone. See "How Shares May Be Redeemed."


                                    FEE TABLE

The following table sets forth certain information in connection with the expenses of the Institutional Shares of the Fund for the current fiscal year. The information is intended to assist the investor in understanding the various costs and expenses borne by the Institutional Shares of the Fund, and therefore indirectly by its investors, the payment of which will reduce an investor's return on an annual basis.

            Shareholder Transaction Expenses for Institutional Shares

                Maximum sales load imposed on purchases
                   (as a percentage of offering price)......................None
                Maximum sales load imposed on reinvested dividends..........None
                Maximum deferred sales load.................................None
                Redemption fees*............................................None
                Exchange fee................................................None

                * The Fund in its discretion may choose to pass through to redeeming shareholders any charges imposed by the Custodian for wiring redemption proceeds. The Custodian currently charges the Fund $7.00 per transaction for wiring redemption proceeds.


  Annual Fund Operating Expenses for Institutional Shares - After Fee Waivers1
                     (as a percentage of average net assets)

                Investment advisory fees............................0.15%1
                12b-1 fees............................................None
                Other expenses......................................0.75%1


                   Total operating expenses.........................0.90%1

EXAMPLE: You would pay the following expenses on a $1,000 investment in Institutional Shares of the Fund, whether or not you redeem at the end of the period, assuming a 5% annual return:

               1 Year        3 Years        5 Years         10 Years
               ------        -------        -------         --------
                 $9            $29            $50             $111

THE FOREGOING SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.


1 The "Total operating expenses" shown above are based upon actual operating expenses incurred by the Institutional Shares of the Fund for the fiscal year ended March 31, 1997, which, after fee waivers, were 0.90% of average daily net assets of the Institutional Shares. Absent such waivers, the percentages would have been 0.45% for "Investment advisory fees" and 1.20% for "Total operating expenses" for the Institutional Shares for the fiscal year ended March 31, 1997. The Advisor has voluntarily agreed to a reduction in the fees payable to it and to reimburse expenses of the Fund, if necessary, in an amount that limits "Total operating expenses" (exclusive of interest, taxes, brokerage fees and commissions, sales charges, and extraordinary expenses) to not more than 0.90% of the Institutional Shares' average daily net assets. There can be no assurance that the Advisor's voluntary fee waivers and expense reimbursements in the past will continue in the future.

See "Management of the Fund" below for more information about the fees and costs of operating the Fund. The assumed 5% annual return in the example is required by the Securities and Exchange Commission. The hypothetical rate of return is not intended to be representative of past or future performance of the Fund; the actual rate of return for the Fund may be greater or less than 5%.

                              FINANCIAL HIGHLIGHTS

The shares of the Fund are divided into multiple Classes representing interests in the Fund. This Prospectus relates to Institutional Shares of the Fund. See "Other Information -Description of Shares." The financial data included in the table below for the fiscal year ended March 31, 1997, has been derived from financial statements audited by Deloitte & Touche LLP, independent auditors, whose report covering such period is included in the Statement of Additional Information. The financial data for the prior fiscal years was audited by other independent auditors. The information in the table below should be read in conjunction with the Fund's latest audited financial statements and notes thereto, which are also included in the Statement of Additional Information, a copy of which may be obtained at no charge by calling the Fund. Further information about the performance of the Fund is contained in the Annual Report of the Fund, a copy of which may be obtained at no charge by calling the Fund.

                               Institutional Class

          (For a Share Outstanding Throughout each Period Represented)

                                                                         Years ended March 31,

                                                1997        1996         1995        1994          1993       1992 (a)
                                                ----        ----         ----        ----          ----       --------

Net Asset Value, Beginning of Period           $10.11       $9.74       $9.93       $10.48         $9.92       $10.00

Income (loss) from investment operations
Net investment income                            0.65        0.66        0.63         0.61          0.65         0.20
Net realized and unrealized
 gain (loss) on investments                     (0.13)       0.37       (0.19)       (0.43)         0.56        (0.08)
                                                ------       ----       ------       -----          ----        ------
Total from investment operations                 0.52        1.03        0.44         0.18          1.21         0.12
                                                 ----        ----        ----         ----          ----         ----

Less distributions from
Net investment income                           (0.65)      (0.66)      (0.63)       (0.60)        (0.64)       (0.20)
Net realized gain from
 investment transactions                         0.00        0.00        0.00        (0.13)        (0.01)        0.00
                                                 ----        ----        ----        -----         -----         ----
Total distributions                             (0.65)      (0.66)      (0.63)       (0.73)        (0.65)       (0.20)
                                                ------      ------      ------       -----         -----        -----

Net Asset Value, End of Period                  $9.98      $10.11       $9.74        $9.93        $10.48        $9.92
                                                =====      ======       =====        =====        ======        =====

Total return                                     5.38%      10.70%       4.73%        1.43%        12.49%        1.22%
                                                 =====      ======       =====        =====        ======        =====

Ratios/supplemental data
Net assets, end of period (000's)               $11,227    $12,261       $14,983      $17,642       $5,268       $2,037
                                                =======    =======       =======      =======       ======       ======

Ratio of expenses to average net assets
Before expense reimbursements
 and waived fees                                 1.20%       1.08%       1.08%        1.41%         1.69%        1.71% (b)
After expense reimbursements
 and waived fees                                 0.90%       0.87%       0.77%        0.77%         0.95%        0.95% (b)

Ratio of net investment income
 to average net assets
Before expense reimbursements
 and waived fees                                 6.07%       6.20%       6.15%        5.45%         5.50%        5.41% (b)
After expense reimbursements
 and waived fees                                 6.37%       6.41%       6.45%        5.82%         6.24%        6.17% (b)

Portfolio turnover rate                         32.94%      16.57%      19.64%       34.42%        59.78%        0.00%

(a) For the period from November 15, 1991 (commencement of operations) to March 31, 1992.

(b)  Annualized.


                        INVESTMENT OBJECTIVE AND POLICIES

Investment Objective. The investment objective of the Fund is to preserve capital and maximize total returns through a portfolio of investment grade fixed income securities. While there is no guarantee that the Fund will meet its investment objective, it seeks to achieve its objective through the investment policies and techniques described in this Prospectus. The Fund's investment objective and fundamental investment limitations described herein may not be altered without the prior approval of a majority of the Fund's shareholders.

Corporations  and  individual   investors  may  invest  in  the  Fund,  although
investment decisions of the Fund will not be influenced by any federal tax considerations, other than those considerations that apply to the Fund itself.

Investment Policies. The Advisor's philosophy in managing fixed income portfolios focuses on assigning an intrinsic value to various securities/sectors of the fixed income markets and compares these intrinsic values to actual market yield levels for each security/sector. A difference between the Advisor's view of intrinsic value and the market's assessment of this value, in terms of market yields, is exploited. The Fund endeavors to invest in securities and market sectors that the Advisor believes are undervalued due to market inefficiencies. The selection of such undervalued securities by the Advisor is based on, among other things, historical yield relationships, credit risk, market volatility, absolute levels of interest rates, as well as supply and demand factors.

The Fund is designed primarily to allow investors to take advantage of the professional investment management expertise of the Advisor. Given this purpose, the Fund will be managed in a manner that closely resembles that of other portfolios managed by the Advisor. The Advisor uses a wide variety of products and techniques in managing fixed income portfolios. As the fixed income markets evolve, the Advisor may invest in types of securities other than those specifically identified in this Prospectus if the Advisor views these investments to be consistent with the overall investment objective and policies of the Fund. Some of the securities and techniques the Advisor currently expects to utilize are described below. The Fund will invest in a broad range of investment grade bonds and other fixed income securities in order to achieve its investment objective.

Duration. Duration is an important concept in the Advisor's fixed income management philosophy. `Duration' and `maturity' are different concepts and should not be substituted for one another for purposes of understanding the investment philosophy and limitations of the Fund. The Advisor believes that for most fixed income securities `duration' provides a better measure of interest rate sensitivity than maturity. Whereas maturity takes into account only the final principal payments to determine the risk of a particular fixed income security, duration weights all potential cash flows - principal, interest and reinvestment income - on an expected present value basis, to determine the `effective life' of the security.

For some securities the standard duration calculation does not accurately reflect interest rate sensitivity. For example, mortgage pass-through securities, collateralized mortgage obligations and asset-backed securities require estimates of principal prepayments which are critical in determining interest rate sensitivity. Floating rate securities, because of the interest rate adjustment feature, are not appropriate for the standard duration calculation. In these and other similar situations the Advisor will use more sophisticated techniques to determine interest rate sensitivity of securities in the Fund.

U.S. Government Securities. The Fund may invest a portion of the portfolio in U.S. Government Securities, defined to be U.S. Government obligations such as U.S. Treasury notes, U.S. Treasury bonds, and U.S. Treasury bills, obligations guaranteed by the U.S. Government such as Government National Mortgage Association ("GNMA") as well as obligations of U.S. Government authorities, agencies and instrumentalities such as Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Housing Administration ("FHA"), Federal Farm Credit Bank ("FFCB"), Federal Home Loan
Bank ("FHLB"), Student Loan Marketing Association ("SLMA"), and The Tennessee Valley Authority. U.S. Government Securities may be acquired subject to repurchase agreements. While obligations of some U.S. Government sponsored entities are supported by the full faith and credit of the U.S. Government (e.g.
GNMA), several are supported by the right of the issuer to borrow from the U.S. Government (e.g. FNMA, FHLMC), and still others are supported only by the credit of the issuer itself (e.g. SLMA, FFCB). No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies or instrumentalities in the future, other than as set forth above, since it is not obligated to do so by law. The guarantee of the U.S. Government does not extend to the yield or value of the Fund's shares.

Corporate Bonds. The Fund's investments in corporate debt securities will be based on credit analysis and value determination by the Advisor. The Advisor's selection of bonds or industries within the corporate bond sector is determined by, among other factors, historical yield relationships between bonds or industries, the current and anticipated credit of the borrower, and call features as well as supply and demand factors. All corporate securities will be of investment grade quality as determined by Moody's Investors Service, Inc. ("Moodys"), Standard & Poor's Ratings Group ("S&P"), Fitch Investors Service, Inc. ("Fitch"), or Duff & Phelps ("D&P"), or if no rating exists, of equivalent quality in the determination of the Advisor. In addition, the Fund intends to maintain at least 90% of its assets in bonds rated A or better (or if not rated, of equivalent quality as determined by the Advisor). This limitation is described in greater detail in "Investment Limitations Investment Grade Securities." The Advisor will monitor continuously the ratings of securities held by the Fund and the creditworthiness of their issuers. For a more complete description of the various bond ratings for Moody's, S&P, Fitch and D&P, see Appendix A to the Statement of Additional Information.

Mortgage Pass-Through Certificates. Obligations of GNMA, FNMA and FHLMC include direct pass-through certificates representing undivided ownership interests in pools of mortgages. Such certificates are guaranteed as to payment of principal and interest (but not as to price and yield) by the issuer. For securities issued by GNMA, the payment of principal and interest is backed by the full faith and credit of the U.S. Government. Mortgage pass-through certificates issued by FNMA or FHLMC are guaranteed as to payment of principal and interest by the credit of the issuing U.S. Government agency. Securities issued by other non-governmental entities (such as commercial banks or mortgage bankers) may offer credit enhancement such as guarantees, insurance, or letters of credit. Mortgage pass-through certificates are subject to more rapid prepayment than their stated maturity date would indicate; their rate of prepayment tends to accelerate during periods of declining interest rates or increased property transfers and, as a result, the proceeds from such prepayments may be reinvested in instruments which have lower yields.

Collateralized Mortgage Obligations. The Fund intends to invest in collateralized mortgage obligations ("CMO's"), which are generally backed by mortgage pass-through securities or whole mortgage loans. CMO's are usually structured into classes of varying maturities and principal payment priorities. The prepayment sensitivity of each class may or may not resemble that of the CMO's collateral depending on the maturity and structure of that class. CMO's pay interest and principal (including prepayments) monthly, quarterly or semi-annually. Most CMO's are AAA rated, reflecting the credit quality of the underlying collateral; however, some classes carry greater price risk than that of their underlying collateral. The Advisor will invest in CMO classes only if their characteristics and interest rate sensitivity fit the investment objective and policies of the Fund.

Other Mortgage Related Securities. In addition to the mortgage pass-through securities and the CMO's mentioned above, the Fund may also invest in other mortgage derivative products if the Advisor views them to be consistent with the overall policies and objective of the Fund.

The Advisor expects that governmental, government-related and private entities may create other mortgage-related securities offering mortgage pass-through and mortgage collateralized instruments in addition to those described herein. As new types of mortgage-related securities are developed and offered to the investment community, the Advisor will, consistent with the Fund's investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

Asset-Backed Securities. In addition to CMO's, other asset-backed securities have been offered to investors backed by loans such as automobile loans, credit card receivables, marine loans, recreational vehicle loans and manufactured housing loans. Typically asset-backed securities represent undivided fractional interests in a trust whose assets consist of a pool of loans and security interests in the collateral securing the loans. Payments of principal and interest on asset-backed securities are passed through monthly to certificate holders and are usually guaranteed up to a certain amount and time period by a letter of credit issued by a financial institution. In some cases asset-backed securities are divided into senior and subordinated classes so as to enhance the quality of the senior class. Underlying loans are subject to prepayment, which may reduce the overall return to certificate holders.

If the letter of credit is exhausted and the full amounts due on underlying loans are not received because of unanticipated costs, depreciation, damage or loss of the collateral securing the contracts, or other factors, certificate holders may experience delays in payment or losses on asset-backed securities. The Fund may invest in other asset-backed securities that may be developed in the future. The Fund will invest only in asset-backed securities rated A or better by Moody's, S&P, Fitch, or D&P, or if not rated, of equivalent quality as determined by the Advisor.

Floating Rate Securities. The Fund may invest in variable or floating rate securities that adjust the interest rate paid at periodic intervals based on an interest rate index. Typically floating rate securities use as their benchmark an index such as the 1-, 3- or 6-month LIBOR, 3-, 6- or 12-month Treasury bills, or the Federal Funds rate. Resets of the rates can occur at predetermined intervals or whenever changes in the benchmark index occur.

Money Market Instruments. Money market instruments may be purchased for temporary defensive purposes, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operating expenses of the Fund. Money market instruments mature in thirteen months or less from the date of purchase and may include U.S. Government Securities, corporate debt securities (including those subject to repurchase agreements), bankers acceptances and certificates of deposit of domestic branches of U.S. banks, and commercial paper (including variable amount demand master notes) rated in one of the two highest rating categories by any of the nationally recognized statistical rating organizations or if not rated, of equivalent quality in the Advisor's opinion. The Advisor may, when it believes that unusually volatile or unstable economic and market conditions exist, depart from the Fund's investment approach and assume temporarily a defensive portfolio posture, increasing the Fund's percentage investment in money market instruments, even to the extent that 100% of the Fund's assets may be so invested.

Repurchase Agreements. The Fund may acquire U.S. Government Securities or corporate debt securities subject to repurchase agreements. A repurchase agreement transaction occurs when the Fund acquires a security and simultaneously resells it to the vendor (normally a member bank of the Federal Reserve or a registered Government Securities dealer) for delivery on an agreed upon future date. The repurchase price exceeds the purchase price by an amount that reflects an agreed upon market interest rate earned by the Fund effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale typically will occur within one to seven days of the purchase. The Fund will not enter into any repurchase agreement which will cause more than 10% of its net assets to be invested in repurchase agreements that extend beyond seven days. In the event of the bankruptcy of the other party to a repurchase agreement, the Fund could experience delays in recovering its cash or the securities lent. To the extent that in the interim the value of the securities purchased may have declined, the Fund could experience a loss. In all cases, the creditworthiness of the other party to a transaction is reviewed and found satisfactory by the Advisor. Repurchase agreements are, in effect, loans of Fund assets. The Fund will not engage in reverse repurchase transactions, which are considered to be borrowings under the 1940 Act.

Foreign Securities. The Fund may invest in the securities of foreign private issuers. The same factors would be considered in selecting foreign securities as with domestic securities. Foreign securities investment presents special consideration not typically associated with investment in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuations in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial, or social instability, or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.

Because of the inherent risk of foreign securities over domestic issues, the Fund will limit foreign investments to those traded domestically as American Depository Receipts ("ADRs"). ADRs are receipts issued by a U.S. bank or trust company evidencing ownership of securities of a foreign issuer. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. The prices of ADRs are denominated in U.S. dollars while the underlying security may be denominated in a foreign currency. Although the Fund is not limited in the amount of ADRs it may acquire, it is not presently anticipated that within the next 12 months the Fund will have in excess of 5% of its assets in ADRs.

Investment Companies. In order to achieve its investment objective, the Fund may invest up to 10% of the value of its total assets in securities of other investment companies whose investment objectives are consistent with the Fund's investment objective. The Fund will not acquire securities of any one investment company if, immediately thereafter, the Fund would own more than 3% of such company's total outstanding voting securities, securities issued by such company would have an aggregate value in excess of 5% of the Fund's assets, or securities issued by such company and securities held by the Fund issued by other investment companies would have an aggregate value in excess of 10% of the Fund's assets. To the extent the Fund invests in other investment companies, the shareholders of the Fund would indirectly pay a portion of the operating costs of the underlying investment companies. These costs include management, brokerage, shareholder servicing and other operational expenses. Shareholders of the Fund would then indirectly pay higher operational costs than if they owned shares of the underlying investment companies directly.

Real Estate Securities. The Fund will not invest in real estate (including real estate mortgage loans or real estate limited partnerships), but may invest in certain mortgage-backed securities described above, securities composed of mortgages against real estate, and readily marketable securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

                                  RISK FACTORS

Investment Policies and Techniques. Reference should be made to "Investment Objective and Policies" above for a description of special risks presented by the investment policies of the Fund and the specific securities and investment techniques that may be employed by the Fund, including the risks associated with mortgage and asset-backed securities, collateralized mortgage obligations, other mortgage derivative products, repurchase agreements, and foreign securities. Some of these investment products are commonly known as types of "derivative" securities, which present certain risks. A more complete discussion of certain of these securities and investment techniques and their associated risks is contained in the Statement of Additional Information. The Advisor intends to control risks, however, by investing at least 90% of the Fund's portfolio in "high quality" investment grade bonds as described in "Investment Limitations - Investment Grade Securities" below.

Fluctuations in Value. Because there is risk in any investment, there can be no assurance that the Fund will meet its investment objective. The fixed income securities in which the Fund will invest are subject to fluctuation in value. Such fluctuations may be based on movements in interest rates or from changes in the creditworthiness of the issuers, which may result from adverse business and economic developments or proposed corporate transactions, such as a leveraged buy-out or recapitalization of the issuer. The value of the Fund's fixed income securities will generally vary inversely with the direction of prevailing interest rate movements. Should interest rates increase or the creditworthiness of an issuer deteriorate, the value of the Fund's fixed income securities would decrease in value, which would have a depressing influence on the Fund's net asset value. Although certain of the U.S. Government Securities in which the Fund may invest are guaranteed as to timely payment of principal and interest, the market value of the securities, upon which the Fund's net asset value is based, will fluctuate due to the interest rate risks described above. Additionally, not all U.S. Government Securities are backed by the full faith and credit of the U.S. Government. Moreover, principal on the mortgages underlying certain of the Fund's investments may be prepaid in advance of maturity, which prepayments tend to increase when interest rates decline, presenting the Fund with more principal to invest at lower rates.

Portfolio Turnover. The Fund sells portfolio securities without regard to the length of time they have been held in order to take advantage of new investment opportunities. Nevertheless, the Fund's portfolio turnover generally will not exceed 75% in any one year. Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover may also have capital gains tax consequences. For the fiscal years ended March 31, 1996, and 1997, the Fund's turnover ratio was 16.57% and 32.94%, respectively.

Borrowing. The Fund may borrow, temporarily, up to 5% of its total assets for extraordinary purposes and 33% of its total assets to meet redemption requests which might otherwise require untimely disposition of portfolio holdings. To the extent the Fund borrows for these purposes, the effects of market price fluctuations on portfolio net asset value will be exaggerated. If, while such borrowing is in effect, the value of the Fund's assets declines, the Fund could be forced to liquidate portfolio securities when it is disadvantageous to do so. The Fund would incur interest and other transaction costs in connection with borrowing. The Fund will borrow only from a bank. The Fund will not make any investments if the borrowing exceeds 5% of its assets until such time as repayment has been made to bring the total borrowing below 5% of its assets.

Forward Commitments and When-Issued Securities. The Fund may purchase when-issued securities and commit to purchase securities for a fixed price at a future date beyond customary settlement time. The Fund is required to hold and maintain in a segregated account until the settlement date, cash, U.S. Government Securities or high-grade debt obligations in an amount sufficient to meet the purchase price. Purchasing securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. In addition, no income accrues to the purchaser of when-issued securities during the period prior to issuance. Although the Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if the Advisor deems it appropriate to do so. The Fund may realize short-term gains or losses upon such sales.

                             INVESTMENT LIMITATIONS

Investment Grade Securities. The Fund intends to limit its investment purchases to high quality investment grade securities. The Fund defines investment grade securities as obligations which, in the Advisor's opinion, have the characteristics described by S&P, Fitch, Moody's, D&P or other recognized rating services in their four highest rating grades. For S&P, Fitch and D&P those ratings are AAA, AA, A and BBB. For Moody's those ratings are Aaa, Aa, A and Baa. For a description of each rating grade, see Appendix A to the Statement of Additional Information. The Fund requires that 90% of its assets must be rated at least A by Moody's, S&P, Fitch or D&P, or if not rated, of equivalent quality as determined by the Advisor. There may also be instances in which the Advisor purchases bonds that are rated A by one rating agency and not rated or rated lower than A by other rating agencies. The final determination of quality and value will remain with the Advisor. Bonds rated BBB by D&P, S&P, or Fitch or Baa by Moody's, although considered investment grade, have speculative characteristics and may be subject to greater fluctuations in value that higher-rated bonds. The Fund intends to purchase bonds rated BBB by D&P, S&P or Fitch, or Baa by Moody's, only if in the Advisor's opinion these bonds have some potential to improve in value or credit rating, and such purchase would be within the bounds of the 90% limitation previously stated.

Other Investment Limitations. To limit the Fund's exposure to risk, the Fund has adopted certain fundamental investment limitations. Some of these restrictions are that the Fund will not: (1) issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund's total assets, or (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities, in amounts not exceeding 33% of the Fund's total assets; and the Fund may pledge its assets to secure all such borrowings; (2) make loans of money or securities, except that the Fund may invest in repurchase agreements (but repurchase agreements having a maturity of longer than seven days are limited to 10% of the Fund's net assets); (3) invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors), if more than 5% of its total assets would be invested in such securities; (4) purchase foreign securities, except that the Fund may purchase foreign securities sold as American Depository Receipts without limit; (5) write, purchase or sell puts, calls, warrants or combinations thereof, or purchase or sell commodities, commodities contracts, futures contracts or related options, or invest in oil, gas or mineral leases or exploration programs, or real estate (except the Fund may invest in certain mortgage-backed securities described above, securities composed of mortgages against real estate, and securities that themselves have investment in real estate or interests in real estate); (6) invest more than 5% of its assets in the securities of any one issuer or hold more than 10% of the voting stock of any issuer; and (7) invest in securities other than securities which are readily marketable. See "Investment Limitations" in the Fund's Statement of Additional Information for a complete list of investment limitations.

If the Board of Trustees of the Trust determines that the Fund's investment objective can best be achieved by a substantive change in a non-fundamental investment limitation, the Board can make such change without shareholder approval and will disclose any such material changes in the then current Prospectus. Any limitation that is not specified in the Fund's Prospectus, or in the Statement of Additional Information, as being fundamental, is non-fundamental. If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Fund's portfolio securities will not constitute a violation of such limitation.

                              FEDERAL INCOME TAXES

Taxation  of the Fund.  The  Internal  Revenue  Code of 1986,  as  amended  (the
"Code"), treats each series in the Trust, including the Fund, as a separate regulated investment company. Each series of the Trust, including the Fund, intends to qualify or remain qualified as a regulated investment company under the Code by distributing substantially all of its "net investment income" to shareholders and meeting other requirements of the Code. For the purpose of calculating dividends, net investment income consists of income accrued on portfolio assets, less accrued expenses. Upon qualification, the Fund will not be liable for federal income taxes to the extent earnings are distributed. The Board of Trustees retains the right for any series of the Trust, including the Fund, to determine for any particular year if it is advantageous not to qualify as a regulated investment company. Regulated investment companies, such as each series of the Trust, including the Fund, are subject to a non-deductible 4% excise tax to the extent they do not distribute the statutorily required amount of investment income, determined on a calendar-year basis, and capital gain net income, using an October 31 year-end measuring period. The Fund intends to declare or distribute dividends during the calendar year in an amount sufficient to prevent imposition of the 4% excise tax.

For the fiscal year ended March 31, 1997, the Fund was considered a "personal holding company" under the Code since 50% of the value of the Fund's share were owned directly or indirectly by five or fewer individuals at certain times during the last half of the year. As a result, the Fund was unable to meet the requirements for taxation as a regulated investment company and will be unable to meet such requirements as long as it is classified as a personal holding company. As a personal holding company, the Fund is subject to federal income taxes on undistributed personal holding company income at the maximum individual income tax rate. For the fiscal year ended March 31, 1997, however, no provision was made for federal income taxes since substantially all taxable income was distributed to shareholders. For the current fiscal year, the Fund anticipates that either it will qualify as a regulated investment company under the Code or, if still considered a personal holding company, it will distribute substantially all of its taxable income for the current fiscal year to shareholders in order to avoid individual income taxes.

Taxation of Shareholders. For federal income tax purposes, any dividends and distributions from short-term capital gains that a shareholder receives in cash from the Fund or which are re-invested in additional shares will be taxable ordinary income. If a shareholder is not required to pay a tax on income, he will not be required to pay federal income taxes on the amounts distributed to him. A dividend declared in October, November or December of a year and paid in January of the following year will be considered to be paid on December 31 of the year of declaration.

Distributions paid by the Fund from long-term capital gains, whether received in cash or reinvested in additional shares, are taxable as long-term capital gains, regardless of the length of time an investor has owned shares in the Fund. Capital gain distributions are made when the Fund realizes net capital gains on sales of portfolio securities during the year. Dividends and capital gain distributions paid by the Fund shortly after shares have been purchased, although in effect a return of investment, are subject to federal income taxation.

The sale of shares of the Fund is a taxable event and may result in a capital gain or loss. Capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series of a mutual fund).

The Trust will inform shareholders of the Fund of the source of their dividends and capital gains distributions at the time they are paid and, promptly after the close of each calendar year, will issue an information return to advise shareholders of the federal tax status of such distributions and dividends. Dividends and distributions may also be subject to state and local taxes. Shareholders should consult their tax advisors regarding specific questions as to federal, state or local taxes.

Federal income tax law requires investors to certify that the social security number or taxpayer identification number provided to the Fund is correct and that the investor is not subject to 31% withholding for previous under-reporting to the Internal Revenue Service (the "IRS"). Investors will be asked to make the appropriate certification on their application to purchase shares. If a shareholder of the Fund has not complied with the applicable statutory and IRS requirements, the Fund is generally required by federal law to withhold and remit to the IRS 31% of reportable payments (which may include dividends and redemption amounts).

                           DIVIDENDS AND DISTRIBUTIONS

The Fund intends to distribute substantially all of its net investment income, if any, in the form of dividends. The Fund will generally pay income dividends, if any, monthly, and will generally distribute net realized capital gains, if any, at least annually.

Unless a shareholder elects to receive cash, dividends and capital gains will be automatically reinvested in additional full and fractional shares of the same Class of the Fund at the net asset value per share next determined. Shareholders wishing to receive their dividends or capital gains in cash may make their request in writing to the Fund at 107 North Washington Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365. That request must be received by the Fund prior to the record date to be effective as to the next dividend. If cash payment is requested, checks will be mailed within five business days after the last day of each month or the Fund's fiscal year end, as applicable. Each shareholder of the Fund will receive a monthly summary of his or her account, including information as to reinvested dividends from the Fund. Tax consequences to shareholders of dividends and distributions are the same if received in cash or in additional shares of the Fund.

In order to satisfy certain requirements of the Code, the Fund may declare special year-end dividend and capital gains distribution during December. Such distributions, if received by shareholders by January 31, are deemed to have been paid by the Fund and received by shareholders on December 31 of the prior year.

There is no fixed dividend rate, and there can be no assurance as to the payment of any dividends or the realization of any gains. The Fund's net investment income available for distribution to holders of Institutional Shares will be reduced by the amount of any expenses allocated to the Institutional Shares.

                              HOW SHARES ARE VALUED

Net asset value for each Class of Shares of the Fund is determined at 4:00 p.m., New York time, Monday through Friday, except on business holidays when the New York Stock Exchange is closed. The net asset value of the shares of the Fund for purposes of pricing sales and redemptions is equal to the total market value of its investments and other assets, less all of its liabilities, divided by the number of its outstanding shares. Net asset value is determined separately for each Class of Shares of the Fund and reflects any liabilities allocated to a particular Class as well as the general liabilities of the Fund.

Securities that are listed on a securities exchange are valued at the last quoted sales price at the time the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded by the Fund. Securities that are listed on an exchange and which are not traded on the valuation date are valued at the mean of the bid and asked prices. Unlisted securities traded over-the-counter for which market quotations are readily available are valued at the latest quoted sales price, if available, at the time of valuation, otherwise, at the latest quoted bid price. Temporary cash investments with maturities of 60 days or less will be valued at amortized cost, which approximates market value. Securities for which no current quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Trustees of the Trust. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

Fixed  income  securities  will  ordinarily  be traded  on the  over-the-counter market. When market quotations are not readily available, fixed income securities may be valued based on prices provided by a pricing service. The prices provided by the pricing service are generally determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities, and developments related to specific securities. Such fixed income securities may also be priced based upon a matrix system of pricing similar bonds and other fixed income securities. Such matrix system may be based upon the considerations described above used by other pricing services, including particularly the spread between yields on the securities being valued and yields on U.S. Treasury securities with similar remaining years to maturity, and information obtained by the pricing agent from the Advisor and other pricing sources deemed relevant by the pricing agent.

                           HOW SHARES MAY BE PURCHASED

Assistance in opening accounts and a purchase application may be obtained from the Fund by calling 1-800-525-3863, or by writing to the Fund at the address shown below for purchases by mail. Assistance is also available through any broker-dealer authorized to sell shares in the Fund. Payment for shares purchased may also be made through your account at the broker-dealer processing your application and order to purchase. Your investment will purchase shares at the Fund's net asset value next determined after your order is received by the Fund in proper form as indicated herein.

The minimum initial investment is $50,000. The minimum subsequent investment is $1,000. The Fund may, in the Advisor's sole discretion, accept certain accounts with less than the stated minimum initial investment. You may invest in the following ways:

Purchases by Mail. Shares may be purchased initially by completing the application accompanying this Prospectus and mailing it, together with a check payable to the Fund, to the Investek Fixed Income Trust, Institutional Shares, 107 North Washington Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365. Subsequent investments in an existing account in the Fund may be made at any time by sending a check payable to the Fund, to the address stated above. Please enclose the stub of your account statement and include the amount of the investment, the name of the account for which the investment is to be made and the account number. Please remember to add a reference to "Institutional Shares" to your check to ensure proper credit to your account.

Purchases by Wire. To purchase shares by wiring federal funds, the Fund must first be notified by calling 1-800-525-3863 to request an account number and furnish the Fund with your tax identification number. Following notification to the Fund, federal funds and registration instructions should be wired through the Federal Reserve System to:

                      First Union National Bank of North Carolina
                      Charlotte, North Carolina
                      ABA # 053000219
                      For the Investek Fixed Income Trust
                      Institutional Shares
                      Acct #2000000862107
                      For further credit to (shareholder's name and SS# or EIN#)

It is important that the wire contain all the information and that the Fund receive prior telephone notification to ensure proper credit. A completed application with signature(s) of registrant(s) must be mailed to the Fund immediately after the initial wire as described under "Purchases by Mail" above. Investors should be aware that some banks may impose a wire service fee.

General. All purchases of shares are subject to acceptance and are not binding until accepted. The Fund reserves the right to reject any application or investment. Orders become effective, and shares are purchased at, the next determined net asset value per share after an investment has been received by the Fund, which is as of 4:00 p.m., New York time, Monday through Friday, exclusive of business holidays. Orders received by the Fund and effective prior to such 4:00 p.m. time will purchase shares at the net asset value determined at that time. Otherwise, your order will purchase shares as of such 4:00 p.m. time on the next business day. For orders placed through a qualified broker-dealer, such firm is responsible for promptly transmitting purchase orders to the Fund. Investors may be charged a fee if they effect transactions in Fund shares through a broker or agent.

If checks are returned unpaid due to nonsufficient funds, stop payment or other reasons, the Trust will charge $20. To recover any such loss or charge, the Trust reserves the right, without further notice, to redeem shares of any fund of the Trust already owned by any purchaser whose order is canceled, and such a purchaser may be prohibited from placing further orders unless investments are accompanied by full payment by wire or cashier's check.

Payment must be made by check or money order drawn on a U.S. bank and payable in U.S. dollars. Under certain circumstances the Fund, at its sole discretion, may allow payment in kind for Fund shares purchased by accepting securities in lieu of cash. Any securities so accepted would be valued on the date received and included in the calculation of the net asset value of the Fund. See the Statement of Additional Information for additional information on purchases in kind.

The Fund is required by federal law to withhold and remit to the IRS 31% of the dividends, capital gains distributions and, in certain cases, proceeds of redemptions paid to any shareholder who fails to furnish the Fund with a correct taxpayer identification number, who under-reports dividend or interest income or who fails to provide certification of tax identification number. Instructions to exchange or transfer shares held in established accounts will be refused until the certification has been provided. In order to avoid this withholding requirement, you must certify on your application, or on a separate W-9 Form supplied by the Fund, that your taxpayer identification number is correct and that you are not currently subject to backup withholding or you are exempt from backup withholding. For individuals, your taxpayer identification number is your social security number.

Distributor. Capital Investment Group, Inc., Post Office Box 32249, Raleigh, North Carolina 27622 (the "Distributor"), is the national distributor for the Fund under a Distribution Agreement with the Trust. The Distributor may sell Fund shares to or through qualified securities dealers or others. Richard K. Bryant, a Trustee of the Trust and an officer of another series of the Trust, and Elmer O. Edgerton, Jr., an officer of another series of the Trust, control the Distributor. Messrs Bryant and Edgerton are not officers of the Fund.

The Distributor, at its expense, may provide compensation to dealers in connection with sales of shares of the Fund. Compensation may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding the Fund, and/or other dealer-sponsored special events. In some instances, this compensation may be made available only to certain dealers whose representatives have sold or are expected to sell a significant amount of such shares. Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Dealers may not use sales of the Fund shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. None of the aforementioned compensation is paid for by the Fund or its shareholders.

Exchange Feature. Investors will have the privilege of exchanging shares of the Fund for shares of any other series of the Trust established by Advisor. An exchange involves the simultaneous redemption of shares of one series and purchase of shares of another series at the respective closing net asset value next determined after a request for redemption has been received plus applicable sales charge, and is a taxable transaction. Each series of the Trust will have a different investment objective, which may be of interest to investors in each series. Shares of the Fund may be exchanged for shares of any other series of the Trust affiliated with the Advisor at the net asset value plus the percentage difference between that series' sales charge and any sales charge previously paid in connection with the shares being exchanged. For example, if a 2% sales charge was paid on shares that are exchanged into a series with a 3% sales charge, there would be an additional sales charge of 1% on the exchange. Exchanges may only be made by investors in states where shares of the other series are qualified for sale. An investor may direct the Fund to exchange his shares by writing to the Fund at its principal office. The request must be signed exactly as the investor's name appears on the account, and it must also provide the account number, number of shares to be exchanged, the name of the series to which the exchange will take place and a statement as to whether the exchange is a full or partial redemption of existing shares. Notwithstanding the foregoing, exchanges of shares may only be within the same class or type of class of shares involved. For example, Investor Shares may not be exchanged for Institutional Shares.

A pattern of frequent exchange transactions may be deemed by the Advisor to be an abusive practice that is not in the best interests of the shareholders of the Fund. Such a pattern may, at the discretion of the Advisor, be limited by the Fund's refusal to accept further purchase and/or exchange orders from an investor, after providing the investor with 60 days prior notice. The Advisor will consider all factors it deems relevant in determining whether a pattern of frequent purchases, redemptions and/or exchanges by a particular investor is abusive and not in the best interests of the Fund or its other shareholders.

A shareholder should consider the investment objectives and policies of any series into which the shareholder will be making an exchange, as described in the prospectus for that other series. The Board of Trustees of the Trust reserves the right to suspend or terminate, or amend the terms of, the exchange privilege upon 60 days written notice to the shareholders.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Fund will automatically charge the checking account for the amount specified ($100 minimum), which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

Stock Certificates. Stock certificates will not be issued for your shares. Evidence of ownership will be given by issuance of periodic account statements that will show the number of shares owned.

                           HOW SHARES MAY BE REDEEMED

Shares of the Fund may be redeemed (the Fund will repurchase them from shareholders) by mail or telephone. Any redemption may be more or less than the purchase price of your shares depending on the market value of the Fund's portfolio securities. All redemption orders received in proper form, as indicated herein, by the Fund, whether by mail or telephone, prior to 4:00 p.m. New York time, Monday through Friday, except for business holidays, will redeem shares at the net asset value determined at that time. Otherwise, your order will redeem shares as of such 4:00 p.m. time on the next business day. There is no charge for redemptions from the Fund other than possible charges for wiring redemption proceeds. You may also redeem your shares through a broker-dealer or other institution, who may charge you a fee for its services.

Redemptions from retirement plans may be subject to tax withholding. If you are uncertain of the requirements for redemption, please contact the Fund, at 1-800-525-3863, or write to the address shown below.

Regular Mail Redemptions. Your request should be addressed to the Investek Fixed Income Trust, Institutional Shares, 107 North Washington Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365. Your request for redemption must include:

1) Your letter of instruction specifying the account number, and the number of shares or dollar amount to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

2)   Any required signature guarantees (see "Signature Guarantees" below); and

3) Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds will be sent to you within seven days after receipt of your redemption request. However, the Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. Such delay (which may take up to 15 days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer. In all cases the net asset value next determined after the receipt of the request for redemption will be used in processing the redemption. The Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the New York Stock Exchange is closed, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the Commission may permit.

Telephone and Bank Wire Redemptions. The Fund offers shareholders the option of redeeming shares by telephone under certain limited conditions. The Fund will redeem shares when requested by the shareholder if, and only if, the shareholder confirms redemption instructions in writing.

The Fund may rely upon confirmation of redemption requests transmitted via facsimile (FAX# 919-972-1908). The confirmation instructions must include:

1)   Shareholder name, account number and designation of Class (Institutional);

2)   Number of shares or dollar amount to be redeemed;

3)   Instructions for transmittal of redemption funds to the shareholder; and

4) Shareholder signature as it appears on the application then on file with the Fund.

The net asset value used in processing the redemption will be the net asset value next determined after the telephone request is received. Redemption proceeds will not be distributed until written confirmation of the redemption request is received, per the instructions above. You can choose to have redemption proceeds mailed to you at your address of record, your bank, or to any other authorized person, or you can have the proceeds sent by bank wire to your bank ($5,000 minimum). Shares of the Fund may not be redeemed by wire on days in which your bank or the Fund's Custodian is not open for business. You can change your redemption instructions anytime you wish by filing a letter including your new redemption instructions with the Fund. (See "Signature Guarantees" below.) The Fund reserves the right to restrict or cancel telephone and bank wire redemption privileges for shareholders, without notice, if the Fund believes it to be in the best interest of the shareholders to do so. During drastic economic and market changes, telephone redemption privileges may be difficult to implement.

The Fund in its discretion may choose to pass through to redeeming shareholders any charges by the Custodian for wire redemptions. The Custodian currently charges $7.00 per transaction for wiring redemption proceeds. If this cost is passed through to redeeming shareholders by the Fund, the charge will be deducted automatically from the shareholder's account by redemption of shares in the account. The shareholder's bank or brokerage firm may also impose a charge for processing the wire. If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

You may redeem shares, subject to the procedures outlined above, by calling the Fund at 1-800-525-3863. Redemption proceeds will only be sent to the bank account or person named in your Fund Shares Application currently on file with the Fund. Telephone redemption privileges authorize the Fund to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Fund to be genuine. The Fund will employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine, and, if it does not follow such procedures, the Fund will be liable for any losses due to fraudulent or unauthorized instructions. The Fund will not be liable for following telephone instructions reasonably believed to be genuine.

Systematic Withdrawal Plan. A shareholder who owns shares of the Fund valued at $30,000 or more at current net asset value may establish a Systematic Withdrawal Plan to receive a monthly or quarterly check in a stated amount not less than $100. Each month or quarter as specified, the Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. Call or write the Fund for an application form. See the Statement of Additional Information for further details.

Signature Guarantees. To protect your account and the Fund from fraud, signature guarantees are required to be sure that you are the person who has authorized a change in registration, or standing instructions, for your account. Signature guarantees are required for (1) change of registration requests, (2) requests to establish or change exchange privileges or telephone redemption service other than through your initial account application, and (3) requests for redemptions in excess of $50,000. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange or association clearing agency, and must appear on the written request for redemption, establishment or change in exchange privileges, or change of registration.

                             MANAGEMENT OF THE FUND

Trustees and Officers. The Fund is a diversified series of The Nottingham Investment Trust II (the "Trust"), an investment company organized as a Massachusetts business trust on October 25, 1990. The Board of Trustees of the Trust is responsible for the management of the business and affairs of the Trust. The Trustees and executive officers of the Trust and their principal occupations for the last five years are set forth in the Statement of Additional Information under "Management of the Fund - Trustees and Officers." The Board of Trustees of the Trust is primarily responsible for overseeing the conduct of the Trust's business. The Board of Trustees elects the officers of the Trust who are responsible for its and the Fund's day-to-day operations.

The Advisor. Subject to the authority of the Board of Trustees, Investek Capital Management, Inc. (the "Advisor") provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to an Investment Advisory Agreement (the "Advisory Agreement") with the Trust.

The Advisor is registered under the Investment Advisors Act of 1940, as amended. Registration of the Advisor does not involve any supervision of management or investment practices or policies by the Securities and Exchange Commission. The Advisor, established as a Mississippi corporation in 1989, is controlled by Michael T. McRee. The Advisor currently serves as investment advisor to over $1.3 billion in assets. The Advisor has been rendering investment counsel, utilizing investment strategies substantially similar to that of the Fund, to individuals, banks and thrift institutions, pension and profit sharing plans, trusts, estates, charitable organizations and corporations since its formation. The Advisor's address is 317 East Capitol Street, Post Office Box 2840, Jackson, Mississippi 39207.

Under the Advisory Agreement with the Fund, the Advisor receives a monthly management fee equal to an annual rate of 0.45% of the average daily net asset value of the Fund. The Advisor may periodically voluntarily waive or reduce its advisory fee to increase the net income of the Fund. The Advisor voluntarily waived a portion of its advisory fee for the fiscal year ended March 31, 1997. Of the $52,526 the Advisor was entitled to receive, the Advisor voluntarily waived $35,023 of its investment advisory fees. The Advisor received $17,503 of such advisory fee for the year (0.15% of average net assets).

The Advisor supervises and implements the investment activities of the Fund, including the making of specific decisions as to the purchase and sale of portfolio investments. Among the responsibilities of the Advisor under the Advisory Agreement is the selection of brokers and dealers through whom transactions in the Fund's portfolio investments will be effected. The Advisor attempts to obtain the best execution for all such transactions. If it is believed that more than one broker is able to provide the best execution, the Advisor will consider the receipt of quotations and other market services and of research, statistical and other data and the sale of shares of the Fund in selecting a broker. The Advisor may also utilize a brokerage firm affiliated with the Trust or the Advisor if it believes it can obtain the best execution of transactions from such broker. Research services obtained through Fund brokerage transactions may be used by the Advisor for its other clients and, conversely, the Fund may benefit from research services obtained through the brokerage transactions of the Advisor's other clients. For further information, see "Investment Objective and Policies - Investment Transactions" in the Statement of Additional Information.

Michael T. McRee, a principal and controlling shareholder of the Advisor and executive officer of the Fund, and Timothy L. Ellis, a principal of the Advisor and executive officer of the Fund, have been responsible for day-to-day management of the Fund's portfolio since its inception in 1991. They have been with the Advisor since its inception.

The Administrator. The Trust has entered into an Administration Agreement with The Nottingham Company (the "Administrator"), 105 North Washington Street, Post Office Drawer 69, Rocky Mount, North Carolina 27802-0069, pursuant to which the Administrator receives a fee at the annual rate of 0.15% of the average daily net assets of the Fund. In addition, the Administrator currently receives a base monthly fee of $1,750 for accounting and recordkeeping services for the Fund and $750 for each Class of shares beyond the initial Class of shares of the Fund. The Administrator also charges the Fund for certain costs involved with the daily valuation of investment securities and is reimbursed for out-of-pocket expenses. The Administrator charges a minimum fee of $3,000 per month for all of its fees taken in the aggregate, analyzed monthly.

Subject to the authority of the Board of Trustees, the services the Administrator provides to the Fund include coordinating and monitoring any third parties furnishing services to the Fund; providing the necessary office space, equipment and personnel to perform administrative and clerical functions for the Fund; and preparing, filing and distributing proxy materials, periodic reports to shareholders, registration statements and other documents. The Administrator also performs certain accounting and pricing services for the Fund as pricing agent including the daily calculation of the Fund's net asset value.

The Administrator was incorporated as a North Carolina corporation in 1988. Together with its affiliates and predecessors, the Administrator has been operating as a financial services firm since 1985. Frank P. Meadows, III is the firm's Managing Director and controlling shareholder.

The Transfer Agent. NC Shareholder Services, LLC (the "Transfer Agent") serves as the Fund's transfer, dividend paying, and shareholder servicing agent. The Transfer Agent, subject to the authority of the Board of Trustees, provides transfer agency services pursuant to an agreement with the Administrator, which has been approved by the Trust. The Transfer Agent maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions. The Transfer Agent is compensated for its services by the Administrator and not directly by the Fund.

The Transfer Agent, whose address is 107 North Washington Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365, was established as a North Carolina limited liability company in 1997. John D. Marriott, Jr., is the firm's controlling member.

The Custodian. Trustmark National Bank (the "Custodian"), Post Office Box 291, Jackson, Mississippi 39205-0291, serves as Custodian of the Fund's assets. The Custodian acts as the depository for the Fund, safekeeps its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Fund's request and maintains records in connection with its duties.

Other Expenses. The Fund is responsible for the payment of its expenses. These include, for example, the fees payable to the Advisor, or expenses otherwise incurred in connection with the management of the investment of the Fund's assets, the fees and expenses of the Custodian, the fees and expenses of the Administrator, the fees and expenses of Trustees, outside auditing and legal expenses, all taxes and corporate fees payable by the Fund, Securities and Exchange Commission fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders, costs of shareholder reports and shareholder meetings, and any extraordinary expenses. The Fund also pays for brokerage commissions and transfer taxes (if any) in connection with the purchase and sale of portfolio securities. Expenses attributable to a particular series of the Trust, including the Fund, will be charged to that series, and expenses not readily identifiable as belonging to a particular series will be allocated by or under procedures approved by the Board of Trustees among one or more series in such a manner as it deems fair and equitable. Any expenses relating only to a particular Class of Shares of the Fund will be borne solely by such Class.

                                OTHER INFORMATION

Description of Shares. The Trust was organized as a Massachusetts business trust on October 25, 1990, under a Declaration of Trust. The Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares and to create an unlimited number of series of shares. The Board of Trustees may also classify and reclassify any unissued shares into one or more classes of shares. The Trust currently has the number of authorized series of shares, including the Fund, and classes of shares, described in the Statement of Additional Information under "Description of the Trust." Pursuant to its authority under the Declaration of Trust, the Board of Trustees has authorized the issuance of an unlimited number of shares in each of two Classes ("Investor Shares" and "Institutional Shares") representing equal pro rata interests in the Fund, except that the Classes bear different expenses that reflect the differences in services provided to them. Investor Shares are sold with a sale charge and bear potential distribution expenses and service fees. Institutional Shares are sold without a sales charge and bear no shareholder servicing or distribution fees. As a result of different charges, fees, and expenses between the Classes, the total return on the Fund's Investor Shares will generally be lower than the total return on the Institutional Shares. Standardized total return quotations will be computed separately for each Class of Shares of the Fund.

THIS PROSPECTUS RELATES TO THE FUND'S INSTITUTIONAL SHARES AND DESCRIBES ONLY THE POLICIES, OPERATIONS, CONTRACTS, AND OTHER MATTERS PERTAINING TO THE INSTITUTIONAL SALES. THE FUND ALSO ISSUES A CLASS OF INVESTOR SHARES. SUCH OTHER CLASS MAY HAVE DIFFERENT SALES CHARGES AND EXPENSES, WHICH MAY AFFECT PERFORMANCE. INVESTORS MAY CALL THE FUND AT 1-800-525-3863 TO OBTAIN MORE INFORMATION CONCERNING OTHER CLASSES AVAILABLE TO THEM THROUGH THEIR SALES REPRESENTATIVE. INVESTORS MAY OBTAIN INFORMATION CONCERNING THOSE CLASSES FROM THEIR SALES REPRESENTATIVE, THE DISTRIBUTOR, THE FUND, OR ANY OTHER PERSON WHICH IS OFFERING OR MAKING AVAILABLE TO THEM THE SECURITIES OFFERED IN THIS PROSPECTUS.

When issued, the shares of each series of the Trust, including the Fund, and each class of shares, will be fully paid, nonassessable and redeemable. The Trust does not intend to hold annual shareholder meetings; it may, however, hold special shareholder meetings for purposes such as changing fundamental policies or electing Trustees. The Board of Trustees shall promptly call a meeting for the purpose of electing or removing Trustees when requested in writing to do so by the record holders of at least 10% of the outstanding shares of the Trust. The term of office of each Trustee is of unlimited duration. The holders of at least two-thirds of the outstanding shares of the Trust may remove a Trustee from that position either by declaration in writing filed with the Custodian or by votes cast in person or by proxy at a meeting called for that purpose.

The Trust's shareholders will vote in the aggregate and not by series (fund) or class, except where otherwise required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of the shareholders of a particular series or class. Matters affecting an individual series, such as the Fund, include, but are not limited to, the investment objectives, policies and restrictions of that series. Shares have no subscription, preemptive or conversion rights. Share certificates will not be issued. Each share is entitled to one vote (and fractional shares are entitled to proportionate fractional votes) on all matters submitted for a vote, and shares have equal voting rights except that only shares of a particular series or class are entitled to vote on matters affecting only that series or class. Shares do not have cumulative voting rights. Therefore, the holders of more than 50% of the aggregate number of shares of all series of the Trust may elect all the Trustees.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust, therefore, contains provisions which are intended to mitigate such liability. See "Description of the Trust" in the Statement of Additional Information for further information about the Trust and its shares.

Reporting to Shareholders. The Fund will send to its shareholders Annual and Semi-Annual Reports; the financial statements appearing in Annual Reports for the Fund will be audited by independent accountants. In addition, the Fund will send to each shareholder having an account directly with the Fund a statement not less than quarterly showing transactions in the account, the total number of shares owned and any dividends or distributions paid. Inquiries regarding the Fund may be directed in writing to 107 North Washington Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365 or by calling 1-800-525-3863.

Calculation of Performance Data. From time to time the Fund may advertise its average annual total return and yield for each Class of Shares. The "average annual total return" refers to the average annual compounded rates of return over 1-, 5-, and 10-year periods that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation assumes the reinvestment of all dividends and distributions, includes all recurring fees that are charged to all shareholder accounts and deducts all nonrecurring charges at the end of each period. The calculation further assumes the maximum sales load is deducted from the initial payment. If the Fund has been operating less than 1, 5 or 10 years, the time period during which the Fund has been operating is substituted.

The "yield" of the Fund is computed by dividing the net investment income per share earned during the most recent practicable period stated in the advertisement by the maximum offering price per share on the last day of the period (using the average number of shares entitled to receive dividends). For the purpose of determining net investment income, the calculation includes among expenses of the Fund all recurring fees that are charged to all shareholder accounts and any nonrecurring charges for the period stated.

In addition, the Fund may advertise other total return performance data other than average annual total return for each Class of Shares. This data shows as a percentage rate of return encompassing all elements of return (i.e. income and capital appreciation or depreciation); it assumes reinvestment of all dividends and capital gain distributions. Such other total return data may be quoted for the same or different periods as those for which average annual total return is quoted. This data may consist of a cumulative percentage rate of return, actual year-by-year rates or any combination thereof. Cumulative total return represents the cumulative change in value of an investment in the Fund for various periods.

The total return and yield of the Fund could be increased to the extent the Advisor may waive all or a portion of its fees or may reimburse all or a portion of the Fund's expenses. Total return and yield figures are based on the historical performance of the Fund, show the performance of a hypothetical investment, and are not intended to indicate future performance. The Fund's quotations may from time to time be used in advertisements, sales literature, shareholder reports, or other communications. For further information, see "Additional Information on Performance" in the Statement of Additional Information.

                           INVESTEK FIXED INCOME TRUST

                               INSTITUTIONAL CLASS



                                   PROSPECTUS

                                  July 31, 1997


                           INVESTEK FIXED INCOME TRUST
                           107 North Washington Street
                              Post Office Box 4365
                     Rocky Mount, North Carolina 27803-0365
                                 1-800-525-3863

                               INVESTMENT ADVISOR
                        Investek Capital Management, Inc.
                             317 East Capitol Street
                              Post Office Box 2840
                           Jackson, Mississippi 39207

                         ADMINISTRATOR & FUND ACCOUNTANT
                             The Nottingham Company
                              Post Office Drawer 69
                     Rocky Mount, North Carolina 27802-0069

                      DIVIDEND DISBURSING & TRANSFER AGENT
                          NC Shareholder Services, LLC
                              Post Office Box 4365
                     Rocky Mount, North Carolina 27803-0365

                                   DISTRIBUTOR
                         Capital Investment Group, Inc.
                              Post Office Box 32249
                          Raleigh, North Carolina 27622

                                    CUSTODIAN
                             Trustmark National Bank
                               Post Office Box 291
                         Jackson, Mississippi 39205-0291

                              INDEPENDENT AUDITORS
                              Deloitte & Touche LLP
                               2500 One PPG Place
                       Pittsburgh, Pennsylvania 15222-5401

No dealer, salesman, or other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Advisor. This Prospectus does not constitute an offering in any state in which an offering may not lawfully be made.

The Fund reserves the right in its sole discretion to withdraw all or any part of the offering made by this Prospectus or to reject purchase orders. All orders to purchase shares are subject to acceptance by the Fund and are not binding until confirmed or accepted in writing.

                                   PROSPECTUS






                                  July 31, 1997

PROSPECTUS                                                Cusip Number 66976M805


                            ZSA ASSET ALLOCATION FUND
                                 A No Load Fund

The investment objective of the ZSA Asset Allocation Fund (the "Fund") is to seek total return consisting of a combination of capital appreciation, both realized and unrealized, and current income. The Fund will seek to achieve this objective by investing in a flexible portfolio of equity securities, real estate equity securities, fixed income securities, and money market instruments. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the investment policies described in this Prospectus. The Fund has a net asset value that will fluctuate in accordance with the value of its portfolio securities.

                               INVESTMENT ADVISOR

                        Zaske, Sarafa & Associates, Inc.
                      355 South Woodward Avenue, Suite 200
                           Birmingham, Michigan 48009
                                 (810) 647-5990

The Fund is a no load diversified series of The Nottingham Investment Trust II (the "Trust"), a registered open-end management investment company. This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. Investors should read this Prospectus and retain it for future reference. Additional information about the Fund has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request and without charge. You may request the Statement of Additional Information, which is incorporated in this Prospectus by reference, by writing the Fund at Post Office Box 4365, Rocky Mount, North Carolina 27803-0365, or by calling 1-800-525-3863. The SEC also maintains an Internet Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding the Fund.


     Investment in the Fund involves risks, including the possible loss of principal. Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, and such shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.


  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
      AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON
 THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
                             IS A CRIMINAL OFFENSE.

The date of this Prospectus and the Statement of Additional Information is July 31, 1997.

                                TABLE OF CONTENTS

PROSPECTUS SUMMARY...........................................................  2

FEE TABLE..................................................................... 3

FINANCIAL HIGHLIGHTS.........................................................  4

INVESTMENT OBJECTIVE AND POLICIES............................................  5

RISK FACTORS................................................................. 11

INVESTMENT LIMITATIONS....................................................... 12

FEDERAL INCOME TAXES......................................................... 13

DIVIDENDS AND DISTRIBUTIONS.................................................. 14

HOW SHARES ARE VALUED........................................................ 14

HOW SHARES MAY BE PURCHASED.................................................. 15

HOW SHARES MAY BE REDEEMED................................................... 17

MANAGEMENT OF THE FUND....................................................... 19

OTHER INFORMATION............................................................ 21


This Prospectus is not an offering of the securities herein described in any state in which the offering is unauthorized. No sales representative, dealer or other person is authorized to give any information or make any representations other than those contained in this Prospectus.

                               PROSPECTUS SUMMARY

The Fund. The ZSA Asset Allocation Fund (the "Fund") is a no load diversified series of The Nottingham Investment Trust II (the "Trust"), a registered open-end management investment company organized as a Massachusetts business trust. See "Other Information - Description of Shares."

Offering Price. Shares of the Fund are offered at net asset value without a sales charge. The minimum initial investment is $10,000 ($2,000 for IRAs, Keogh Plans, 401(k) Plans, and UTMAs). The minimum subsequent investment is $500. See "How Shares May Be Purchased."

Investment Objective and Policies. The investment objective of the Fund is to seek total return consisting of a combination of capital appreciation, both realized and unrealized, and current income. To achieve the Fund's objectives, the Fund will be governed by an investment philosophy which focuses on the management of portfolio risk. Current income is expected to be greater than the stock market as a whole (as measured by the S&P 500 Index). See "Investment Objective and Policies." The Fund is not intended to be a complete investment program, and there can be no assurance that the Fund will achieve its investment objective.

Special  Risk  Considerations.  While the Fund will invest  primarily  in common stocks and bonds traded in U.S. securities markets, some of the Fund's investments may include foreign securities, illiquid securities, real estate securities, mortgage and asset-backed securities, collateralized mortgage obligations, derivative securities for hedging purposes (and not speculation), and securities purchased subject to a repurchase agreement or on a "when-issued" basis, which involve certain risks. The Fund may borrow only under certain limited conditions (including to meet redemption requests) and not to purchase securities. It is not the intent of the Fund to borrow except for temporary cash requirements. Borrowing, if done, would tend to exaggerate the effects of market and interest rate fluctuations on the Fund's net asset value until repaid. See "Risk Factors."

Manager. Subject to the general supervision of the Trust's Board of Trustees and in accordance with the Fund's investment policies, Zaske, Sarafa & Associates, Inc. of Birmingham, Michigan (the "Advisor"), manages the Fund's investments. The Advisor currently manages over $350 million in assets. For its advisory services, the Advisor receives a monthly fee based on the Fund's daily net assets at the annual rate of 1.00%. See "Management of the Fund - The Advisor."

Dividends. Income dividends, if any, are generally paid quarterly; capital gains, if any, are generally distributed at least once each year. Dividends and capital gains distributions are automatically reinvested in additional shares of the Fund at net asset value unless the shareholder elects to receive cash. See "Dividends and Distributions."

Distributor and Distribution Fee. Capital Investment Group, Inc. (the "Distributor") serves as distributor of shares of the Fund. Under the Fund's Distribution Plan, expenditures by the Fund for distribution activities and service fees may not exceed 0.25% of the Fund's average net assets annually. See "How Shares May Be Purchased - Distribution Plan."

Redemption of Shares. There is no charge for redemptions other than possible charges associated with wire transfers of redemption proceeds. Shares may be redeemed at any time at the net asset value next determined after receipt of a redemption request by the Fund. A shareholder who submits appropriate written authorization may redeem shares by telephone. See "How Shares May Be Redeemed."

                                    FEE TABLE

The following table sets forth certain information in connection with the expenses of the Fund for the current fiscal year. The information is intended to assist the investor in understanding the various costs and expenses borne by the Fund, and therefore indirectly by its investors, the payment of which will reduce an investor's return on an annual basis.

                        Shareholder Transaction Expenses

                Maximum sales load imposed on purchases
                   (as a percentage of offering price)....................None
                Maximum sales load imposed on reinvested dividends........None
                Maximum deferred sales load...............................None
                Redemption fees*..........................................None
                Exchange fee..............................................None

                * The Fund in its discretion may choose to pass through to redeeming shareholders any charges imposed by the Custodian for wiring redemption proceeds. The Custodian currently charges the Fund $7.00 per transaction for wiring redemption proceeds.

 Annual Fund Operating Expenses - After Fee Waivers and Expense Reimbursements1
                     (as a percentage of average net assets)

                Investment advisory fees..............................0.59%1
                12b-1 fees............................................0.25%2
                Other expenses........................................1.11%1
                                                                      -----
                   Total operating expenses...........................1.95%1
                                                                      =====

EXAMPLE: You would pay the following expenses on a $1,000 investment in shares of the Fund, whether or not you redeem at the end of the period, assuming a 5% annual return:

               1 Year          3 Years           5 Years          10 Years
               ------          -------           -------          --------
                 $20             $61              $105              $227

THE FOREGOING SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

1 The "Total operating expenses" shown above are based upon actual operating expenses incurred by the Fund for the fiscal year ended March 31, 1997, which, after fee waivers and expense reimbursements, were 1.95% of average daily net assets of the Fund. Absent such waivers and reimbursements, the percentages would have been 1.00% for "Investment advisory fees" and 2.37% for "Total operating expenses" for the fiscal year ended March 31, 1997. The Advisor has voluntarily agreed to a reduction in the fees payable to it and to reimburse expenses of the Fund, if necessary, in an amount that limits "Total operating expenses" (exclusive of interest, taxes, brokerage fees and commissions, and extraordinary expenses) to not more than 1.95% of the Fund's average daily net assets. There can be no assurance that the Advisor's voluntary fee waivers and expense reimbursements in the past will continue in the future.

2 The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"), which provides that the Fund may pay certain distribution expenses and service fees to 0.25% of the Fund's average net assets annually. See "How Shares May Be Purchased - Distribution Plan." Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers.

See "How Shares May Be Purchased" and "Management of the Fund" below for more information about the fees and costs of operating the Fund. The assumed 5% annual return in the example is required by the Securities and Exchange Commission. The hypothetical rate of return is not intended to be representative of past or future performance of the Fund; the actual rate of return for the Fund may be greater or less than 5%.

                              FINANCIAL HIGHLIGHTS

The financial data included in the table below for the fiscal year ended March 31, 1997, has been audited by Deloitte & Touche, LLP, independent auditors, whose report covering such period is included in the Statement of Additional Information. The financial data for the prior fiscal years was audited by other independent auditors. The information in the table below should be read in conjunction with the Fund's latest audited financial statements and notes thereto, which are also included in the Statement of Additional Information, a copy of which may be obtained at no charge by calling the Fund. Further information about the performance of the Fund is contained in the Annual Report of the Fund, a copy of which may be obtained at no charge by calling the Fund.

          (For a Share Outstanding Throughout each Period Represented)

                                                               Years Ended March 31,

                                                        1997        1996       1995        1994       1993  (a)
                                                      --------    --------    -------    --------   --------


Net Asset Value, Beginning of Period                   $12.37      $10.76     $10.92      $10.77      $10.00
Income (loss) from investment operation
   Net investment income (loss)                          0.29        0.30       0.15       (0.01)       0.04
   Net realized and unrealized gain (loss) on
      investments                                        1.08        1.61      (0.17)       0.31        0.77
                                                         ----        -----     ------       -----       ----
     Total from investment operations                    1.37        1.91      (0.02)       0.30        0.81
                                                         ----        ----      ------       -----       ----
Less distributions from
   Net investment income                                (0.29)      (0.30)     (0.14)      (0.01)      (0.04)
   Net realized gain from investment transactions        0.00        0.00       0.00       (0.14)       0.00
                                                         ----        -----      -----      ------       ----
      Total distributions                               (0.29)      (0.30)     (0.14)      (0.15)      (0.04)
                                                        ------      ------     ------      ------      ------
Net Asset Value, End of Period                         $13.45      $12.37     $10.76      $10.92      $10.77
                                                        =====      ======     ======      ======      ======

Total return                                            11.20%      17.80%     (0.62)%      2.67%       7.93%

Ratios/supplemental data
Net assets, end of period (000's)                        $8,172     $ 9,626     $10,565    $13,555      $2,034
                                                          =====     =======     =======    =======      ======
Ratio of expenses to average net assets
   Before expense reimbursements and waived fees         2.37%       2.30%      2.03%       2.75%       4.11%(b)
   After expense reimbursements and waived fees          1.95%       1.91%      1.95%       1.92%       1.72%(b)
Ratio of net investment income (loss) to average net assets
   Before expense reimbursements and waived fees         1.77%       2.06%      1.18%      (0.88)%     (1.66)%(b)
   After expense reimbursements and waived fees          2.18%       2.45%      1.27%      (0.05)%      0.73%(b)

Portfolio turnover rate                                  9.57%      67.89%    130.53%      53.66%      22.26%
Average commission rate paid (c)                        $0.0969

(a) For the period from August 10, 1992 (commencement of operations) to March 31, 1993.

(b)  Annualized.

(c) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged. This disclosure was not required for fiscal years of the Fund ended prior to March 31, 1997.

                        INVESTMENT OBJECTIVE AND POLICIES

Investment Objective. The investment objective of the Fund is to seek total return consisting of a combination of capital appreciation, both realized and unrealized, and current income. While there is no guarantee that the Fund will meet its investment objective, it seeks to achieve its objective through the investment policies and techniques described in this Prospectus. The Fund's investment objective and fundamental investment limitations described herein may not be altered without the prior approval of a majority of the Fund's shareholders.

Investment Policies. The Fund attempts to combine the preservation of capital and current income with moderate risk assumption in order to seek long term total return. The Advisor recognizes that risk (i.e., the uncertainty of future events), volatility (i.e., the potential for variability of asset values), and the potential of loss in purchasing power (due to inflation) are present to some degree with all types of investment vehicles. While high levels of risk are to be avoided, the assumption of a moderate level of risk is warranted and encouraged in order to provide the Fund the opportunity to achieve satisfactory results consistent with the objectives and policies of the Fund.

In seeking to maximize total return, the Advisor will generally invest the Fund in a portfolio of equity securities, real estate equity securities, and fixed income securities. Investments may also be made in money market instruments under circumstances when the Advisor believes the short term, stable nature of money market instruments is the best means of achieving the Fund's goal of maximum total return.

Total return consists of current income (including dividends, interest and, in the case of discounted instruments, discount accruals) and capital appreciation (including realized and unrealized capital gains and losses). There can be no assurance that the investment objective of the Fund will be achieved.

The categories of securities, and the investment approaches to be used by the Fund, are described below.

As dynamic capital markets cause fluctuating risk/return opportunities over a three to five year period (market cycle), the following guidelines will be used to determine the Advisor's asset allocation mix.

In making the determination of how to allocate the Fund's portfolio between equities, fixed income securities, real estate equity securities, and money market instruments, the Advisor uses a disciplined, statistically driven, investment strategy designed to quantify the potential returns and inherent risks in each asset class.

Probability theory is then utilized to determine the optimal exposure that the Fund's portfolio should have in equities, fixed income securities, real estate equity securities, and money market instruments. Then, incremental shifts in those assets are implemented in order to avoid excessive risk and capture returns. However, to avoid high volatility, asset allocation extremes are avoided.

The Advisor believes that total return can best be enhanced over the long term through flexibility of investment strategies. The percentage of the Fund's assets that may be invested at a particular time in equities, fixed income securities, real estate equity securities, and money market instruments will depend on management's judgment regarding economic trends and market risks.

1. Equities may be represented in the portfolio up to a net exposure of approximately 65% of the Fund's market value, with a net exposure of generally not less than 25%. Under market conditions when the Advisor feels additional avoidance of risk is warranted, the equity exposure may be reduced below 25%.

2. Fixed income securities (including preferred stocks and convertible bonds) will generally have a minimum exposure of 20% and will not generally exceed a maximum exposure of 60% of the Fund's total assets.

3. Real estate equity securities (primarily real estate investment trusts - "REITs") will generally have a minimum exposure of 5% and will not generally exceed a maximum exposure of 20% of the Fund's total assets.

4. Money market instruments will generally comprise 0%-40% of the Fund's total assets, although net exposure greater than 20% is unlikely; however, under extreme conditions the 40% constraint could be altered.

In addition to investing in various types of securities, the Advisor also invests in various companies and industries involving all ten major economic sectors. When the Advisor believes the equity markets are capable of providing capital appreciation without subjecting the Fund to an undue level of risk, equities will be emphasized. When equities are believed by the Advisor to be subject to high levels of market risk, fixed income instruments or money market instruments will be emphasized. By adjusting the portfolio allocation in this manner, the Advisor attempts to achieve the best opportunity for total return with risk exposure less than the market as a whole (as measured by the S&P 500 Index). Such allocation policies may mean that over certain short periods of time, the Fund may experience lower returns than if its assets were concentrated in fewer investment categories.

Equities. The Fund may invest in common stock, preferred or convertible preferred stock, convertible bonds and other equity equivalents, and derivatives and products of corporations principally headquartered in the United States. The underlying issuers must, in the opinion of the Advisor, have a strong financial profile. The Fund may also invest in foreign securities (in the form of ADRs only as described below) of companies that do not have significant operations in North America. The equity portion of the Fund is expected to exhibit approximately the same risk level of the equity market as a whole (S&P 500 Index). The Fund will invest principally in companies that have a total market capitalization (total common shares multiplied by current market price) of $100 million or more at the time of purchase.

The Fund may also invest in equity equivalents of U.S. corporations such as warrants, rights, and other securities including derivative securities, which represent ownership, are exchangeable for common shares, or which reflect or may reflect the full or partial economic benefit of equity ownership. The Fund may invest up to 5% of its net assets in warrants or other rights to acquire equity securities (other than those acquired in units or attached to other securities).

The Fund may invest in preferred or convertible preferred stock and convertible bonds with a minimum rating of A by Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch Investor's Service, Inc. ("Fitch"), or Duff & Phelps ("D&P") (or, if not rated, of equivalent quality in the Advisor's opinion). For a complete description of bond ratings, see the Statement of Additional Information.

Within the above guidelines, the Advisor has full responsibility for security selection and diversification, subject to a maximum commitment of 5% of the Fund's total assets to the equity securities of one issuer and 25% in any one industry group.

In managing the equity portion of the Fund the Advisor tries to utilize strict buy and sell disciplines. The Advisor attempts to select high quality securities that have passed a rigorous set of screens. The Advisor screens a database of large and medium capitalization stocks, which are assigned to one of ten industry groups. The stocks are then ranked within each industry group based on quantitative analysis and expected return rankings. The Advisor then conducts a fundamental and technical analysis of the stocks within the top tier of each industry group, seeking four primary characteristics, niche products and services, an excellent management team, above average financial strength, and relative price strength. Then the Advisor selects the best value and growth stocks, on a fully diversified basis across all the industry groups, for possible purchase by the Fund. In selling stocks of the Fund, the Advisor also tries to look for objective, quantifiable reasons for selling stock. The Advisor will generally sell a stock when the stock's industry group becomes overweighted in the Fund, the stock significantly underperforms its industry group on a price basis, or the stock's expected return drops due to rapid price appreciation or changes in fundamentals. In addition, the Advisor may sell a stock in the Fund if the Fund's allocation mix changes.

Money Market Instruments. Money market instruments may be purchased when the Advisor believes the prospect for capital appreciation in the equity and longer term fixed income securities' markets are not attractive, or when the Advisor's secular view of interest rates favors short-term fixed income instruments versus longer term fixed income instruments. Money market instruments may be purchased for temporary defensive purposes, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operating expenses of the Fund. Money market instruments mature in thirteen months or less from the date of purchase and may include U.S. Government Securities, corporate debt securities (including those subject to repurchase agreements), bankers acceptances and certificates of deposit of domestic branches of U.S. banks, and commercial paper (including variable amount demand master notes) rated in one of the two highest rating categories by any of the nationally recognized statistical rating organizations or if not rated, of equivalent quality in the Advisor's opinion. The Advisor may, when it believes that unusually volatile or unstable economic and market conditions exist, depart from the Fund's investment approach and assume temporarily a defensive portfolio posture, increasing the Fund's percentage investment in money market instruments, even to the extent that 100% of the Fund's total assets may be so invested.

U.S. Government Securities. The Fund may invest a portion of the portfolio in U.S. Government Securities, defined to be U.S. Government obligations such as U.S. Treasury notes, U.S. Treasury bonds, and U.S. Treasury bills, obligations guaranteed by the U.S. Government such as Government National Mortgage Association ("GNMA") as well as obligations of U.S. Government authorities, agencies and instrumentalities such as Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Housing Administration ("FHA"), Federal Farm Credit Bank ("FFCB"), Federal Home Loan
Bank ("FHLB"), Student Loan Marketing Association ("SLMA"), and The Tennessee Valley Authority. U.S. Government Securities may be acquired subject to repurchase agreements. While obligations of some U.S. Government sponsored entities are supported by the full faith and credit of the U.S. Government (e.g.
GNMA), several are supported by the right of the issuer to borrow from the U.S. Government (e.g. FNMA, FHLMC), and still others are supported only by the credit of the issuer itself (e.g. SLMA, FFCB). No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies or instrumentalities in the future, other than as set forth above, since it is not obligated to do so by law. The guarantee of the U.S. Government does not extend to the yield or value of the Fund's shares.

Securities issued or guaranteed as to principal and interest by the U.S. Government may be acquired by the Fund in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds. Such notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investment Growth Receipts" ("TIGRs"), and "Certificates of Accrual on Treasury Securities" ("CATS"). The Fund may also invest in separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS"). Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

Real Estate Equity Securities. The Fund may invest in securities that represent an equity interest in real estate properties. It is anticipated that these will be predominantly domestic equity real estate investment trusts ("REITs"). The REITs used will represent four major types of investable properties: apartments, office, retail/commercial and industrial/warehouse. The Fund may also invest in real estate development companies, which are large corporate property holders that issue common stock tradable on national securities exchanges and which own real estate for investment or development purposes. REITs are similar to closed end investment companies. The REIT owns real estate assets and the investor, such as the Fund, owns shares in the REIT. REITs are publicly traded on the national stock exchanges and in the over-the-counter market and have varying degrees of liquidity. As long as the REIT distributes at least 95% of its ordinary income as dividends, it is not liable for federal income taxes. REITs also pass through the taxable character of their income. Dividends paid from earnings are taxable as investment income; dividends attributable to capital gains are taxable as capital gains. Dividends paid from funds obtained through depreciation are not taxable currently but reduce the original cost basis of the REIT shares. Some REITs invest in mortgages, some in real estate development loans, some in collateralized mortgage obligations, and some in actual properties. The Fund may only invest in those REITs that invest in actual properties.

Repurchase Agreements. The Fund may acquire U.S. Government Securities or corporate debt securities subject to repurchase agreements. A repurchase agreement transaction occurs when the Fund acquires a security and simultaneously resells it to the vendor (normally a member bank of the Federal Reserve or a registered Government Securities dealer) for delivery on an agreed upon future date. The repurchase price exceeds the purchase price by an amount that reflects an agreed upon market interest rate earned by the Fund effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale typically will occur within one to seven days of the purchase. The Fund will not enter into any repurchase agreement which will cause more than 10% of its net assets to be invested in repurchase agreements that extend beyond seven days. In the event of the bankruptcy of the other party to a repurchase agreement, the Fund could experience delays in recovering its cash or the securities lent. To the extent that in the interim the value of the securities purchased may have declined, the Fund could experience a loss. In all cases, the creditworthiness of the other party to a transaction is reviewed and found satisfactory by the Advisor. Repurchase agreements are, in effect, loans of Fund assets. The Fund will not engage in reverse repurchase transactions, which are considered to be borrowings under the 1940 Act.

Corporate Debt Securities. The Fund may invest in U.S. dollar denominated corporate debt securities of domestic issuers limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments) that meet the minimum ratings criteria set forth for the Fund, or, if unrated, are in the Advisor's opinion comparable in quality to corporate debt securities in which the Fund may invest.

Securities which when purchased are rated at least A by Moody's, S&P, Fitch or D&P (generally regarded as having a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions) or higher may be used (or, if unrated, of equivalent quality in the Advisor's opinion). If the rating for any security held in the Fund's portfolio drops below the minimum acceptable rating applicable to the Fund, such change will be considered by the Advisor as reason to sell that security.

Mortgage-Related and Other Asset-Backed Securities. The Fund may invest in mortgage pass-though securities, which are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect, "passing through" monthly payments made by the individual borrowers on the residential mortgage loans that underlie the securities (net of fees paid to the issuer or guarantor of the securities). The total return on mortgage-related securities varies with changes in the general level of interest rates. The maturities of mortgage-related securities are variable and unknown when issued because their maturities depend on pre-payment rates. Early repayment of principal on mortgage pass-though securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment, the value of the premium would be lost. Mortgage repayments generally increase with falling interest rates and decrease with rising interest rates. Like other fixed income securities, when interest rates rise the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as that of other fixed income securities.

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by
GNMA); or guaranteed by agencies or instrumentalities of the U.S. Government. In the case of securities guaranteed by FNMA or the Federal Home Loan Mortgage Corporation ("FHLMC"), these are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations. Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private issuers or the mortgage poolers. The Fund may also invest in stripped mortgage-backed securities ("SMBS"), which are derivative multi-class mortgage securities, usually structured with two classes that receive different proportions of the interest and principal distributions from an underlying pool of mortgage assets.

Collateralized   Mortgage  Obligations  ("CMOs")  are  hybrid  instruments  with characteristics of both mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and pre-paid principal on a CMO are paid, in most cases, semi-annually. CMOs are usually collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA but may be collateralized by whole mortgage loans or private mortgage pass-through securities. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Under a common structure, monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. The Fund may also invest in parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. PAC Bonds generally require payments of a specified amount of principal on each payment date.

Real Estate Mortgage Investment Conduits ("REMICs") are CMO vehicles that qualify for special tax treatment under the Internal Revenue Code and invest in mortgages principally secured by interest in real property and other investments permitted by the Internal Revenue Code. The Fund will not invest in residual interests in REMICs or residual interests in CMOs.

The Advisor expects that governmental, government-related or private entities may devise mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. As new types of mortgage-related securities are developed and offered to investors, the Advisor will, consistent with the Fund's investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

Other asset-based securities (unrelated to mortgage loans) have been offered to investors, such as Certificates for Automobile ReceivablesSM ("CARSSM") and interests in pools of credit card receivables. CARSSM represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interest in the vehicles securing the contracts. Payments of principal and interest on CARSSM are "passed-through" monthly to certificate holders and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. Underlying sales contracts are subject to prepayment, which may reduce the overall return to certificate holders. If the letter of credit is exhausted, certificate holders may also experience delays in payment or losses on CARSSM if the full amounts due on underlying sales contracts are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation, damage or loss of the vehicles securing the contracts, or other factors. Certificates representing pools of credit card receivables have similar characteristics although the underlying loans are unsecured. CARSSM, for the purposes of the Fund, will be deemed to be illiquid securities, and subject to the limitations on investments in illiquid securities. If consistent with its investment objective and policies, the Fund may invest in CARSSM interests in pools of consumer credit receivables and in other asset-backed securities that may be developed in the future. Asset-backed securities and mortgage-related securities, other than GNMAs, are relatively new forms of investments. Thus, the market experience in these securities is limited, and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

The  Fund  may  invest  only  in  high   quality   mortgage-related   (or  other
asset-backed) securities either (i) issued by U.S. Government sponsored corporations (currently GNMA, FHLMC and FNMA) or (ii) rated in one of the top two categories by an NRSRO (Nationally Recognized Securities Rating Organization) or, if not rated, of equivalent investment quality as determined by the Advisor. The Advisor will monitor continuously the ratings of securities held by the Fund and the creditworthiness of their issuers.

Variable and Floating Rate Securities. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon some appropriate interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, with intervals ranging from daily to annually, or may be event based, such as a change in the prime rate, indices of U.S. Treasury securities or LIBOR (London Interbank Ordinary Rate). Variable and floating rate securities that cannot be disposed of promptly within seven days and in the usual course of business without taking a reduced price will be treated as illiquid and subject to the limitation on investments in illiquid securities.

Foreign Securities. The Fund may invest in the securities of foreign private issuers. The same factors would be considered in selecting foreign securities as with domestic securities. Foreign securities investment presents special consideration not typically associated with investment in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuations in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial, or social instability, or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.

Because of the inherent risk of foreign securities over domestic issues, the Fund will limit foreign investments to those traded domestically as American Depository Receipts ("ADRs"). ADRs are receipts issued by a U.S. bank or trust company evidencing ownership of securities of a foreign issuer. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. The prices of ADRs are denominated in U.S. dollars while the underlying security may be denominated in a foreign currency. Although the Fund is not limited in the amount of ADRs it may acquire, it is not presently anticipated that within the next 12 months the Fund will have in excess of 20% of its total assets in ADRs.

Investment Companies. In order to achieve its investment objective, the Fund may invest up to 10% of the value of its total assets in securities of other investment companies whose investment objectives are consistent with the Fund's investment objective. The Fund will not acquire securities of any one investment company if, immediately thereafter, the Fund would own more than 3% of such company's total outstanding voting securities, securities issued by such company would have an aggregate value in excess of 5% of the Fund's total assets, or securities issued by such company and securities held by the Fund issued by other investment companies would have an aggregate value in excess of 10% of the Fund's total assets. To the extent the Fund invests in other investment companies, the shareholders of the Fund would indirectly pay a portion of the operating costs of the underlying investment companies. These costs include management, brokerage, shareholder servicing and other operational expenses. Shareholders of the Fund would then indirectly pay higher operational costs than if they owned shares of the underlying investment companies directly.

Derivative Securities Used in Hedging Techniques. The Fund may, as it reaches a level of total net assets that warrants defensive strategies to maintain portfolio unrealized gains, employ strategies which include futures on securities and securities indices, options on securities and securities indices, the writing of puts and calls on individual securities, and the purchase of puts or calls on individual securities or securities indices. Such hedging techniques are not contemplated currently by the Advisor, but may be employed in the future. Such techniques, if used, will be for hedging purposes only and not for speculation. For further information regarding these hedging techniques and their risks, see the Statement of Additional Information.

                                  RISK FACTORS

Investment Policies and Techniques. Reference should be made to "Investment Objective and Policies" above for a description of special risks presented by the investment policies of the Fund and the specific securities and investment techniques that may be employed by the Fund, including the risks associated with repurchase agreements, mortgage and asset-backed securities, collateralized mortgage obligations, foreign securities, and derivative securities. A more complete discussion of certain of these securities and investment techniques and their associated risks is contained in the Statement of Additional Information.

Fluctuations in Value. Because there is risk in any investment, there can be no assurance that the Fund will meet its investment objective. To the extent that the Fund's equity portfolio consists principally of common stocks, it may be expected that its net asset value will be subject to greater fluctuation than a portfolio containing mostly fixed income securities. The fixed income securities in which the Fund will invest are subject to fluctuation in value. Such fluctuations may be based on movements in interest rates or from changes in the creditworthiness of the issuers, which may result from adverse business and economic developments or proposed corporate transactions, such as a leveraged buy-out or recapitalization of the issuer. The value of the Fund's fixed income securities will generally vary inversely with the direction of prevailing interest rate movements. Should interest rates increase or the creditworthiness of an issuer deteriorate, the value of the Fund's fixed income securities would decrease in value, which would have a depressing influence on the Fund's net asset value. Although certain of the U.S. Government Securities in which the Fund may invest are guaranteed as to timely payment of principal and interest, the market value of the securities, upon which the Fund's net asset value is based, will fluctuate due to the interest rate risks described above. Additionally, not all U.S. Government Securities are backed by the full faith and credit of the U.S. Government. Moreover, principal on the mortgages underlying certain of the Fund's investments may be prepaid in advance of maturity, which prepayments tend to increase when interest rates decline, presenting the Fund with more principal to invest at lower rates.

Portfolio Turnover. The Fund sells portfolio securities without regard to the length of time they have been held in order to take advantage of new investment opportunities. Nevertheless, the Fund's portfolio turnover generally will not exceed 150% in any one year. When the Fund reaches the appropriate size to utilize the more involved hedging strategies outlined above, average portfolio turnover is likely to increase. Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover may also have capital gains tax consequences. The Fund's portfolio turnover rate for prior fiscal years is set forth under "Financial Highlights" above.

Borrowing. The Fund may borrow, temporarily, up to 5% of its total assets for extraordinary purposes and 15% of its total assets to meet redemption requests which might otherwise require untimely disposition of portfolio holdings. To the extent the Fund borrows for these purposes, the effects of market price fluctuations on portfolio net asset value will be exaggerated. If, while such borrowing is in effect, the value of the Fund's assets declines, the Fund could be forced to liquidate portfolio securities when it is disadvantageous to do so. The Fund would incur interest and other transaction costs in connection with borrowing. The Fund will borrow only from a bank. The Fund will not make any investments if the borrowing exceeds 5% of its total assets until such time as repayment has been made to bring the total borrowing below 5% of its total assets.

Illiquid Investments. The Fund may invest up to 10% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price at which they are valued. Under the supervision of the Board of Trustees, the Advisor determines the liquidity of the Fund's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid securities before maturity may be time consuming and expensive, and it may be difficult or impossible for the Fund to sell illiquid investments promptly at an acceptable price. Included within the category of illiquid securities will also be restricted securities, which cannot be sold to the public without registration under the federal securities laws. Unless registered for sale, these securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration.

Forward Commitments and When-Issued Securities. The Fund may purchase when-issued securities and commit to purchase securities for a fixed price at a future date beyond customary settlement time. The Fund is required to hold and maintain in a segregated account until the settlement date, cash, U.S. Government Securities or high-grade debt obligations in an amount sufficient to meet the purchase price. Purchasing securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. In addition, no income accrues to the purchaser of when-issued securities during the period prior to issuance. Although the Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if the Advisor deems it appropriate to do so. The Fund may realize short-term gains or losses upon such sales.

                             INVESTMENT LIMITATIONS

To limit the Fund's exposure to risk, the Fund has adopted certain fundamental investment limitations. Some of these restrictions are that the Fund will not:
(1) issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund's total assets, or (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities, in amounts not exceeding 15% of the Fund's total assets; and the Fund may pledge its assets to secure all such borrowings;
(2) make loans of money or securities, except that the Fund may invest in repurchase agreements (but repurchase agreements having a maturity of longer than seven days, together with other not readily marketable securities, are limited to 10% of the Fund's net assets), money market instruments, and other debt securities; (3) invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors), if more than 5% of its total assets would be invested in such securities; (4) purchase foreign securities, except that the Fund may purchase foreign securities sold as American Depository Receipts without limit;
(5) write, purchase or sell commodities or commodities contracts, or invest in oil, gas or mineral leases or exploration programs, or real estate (except the Fund may invest in readily marketable securities of companies that own or deal in such things and may invest in mortgage-related securities as described above); and (6) invest more than 5% of its total assets in the securities of any one issuer or hold more than 10% of the voting stock of any issuer. See "Investment Limitations" in the Fund's Statement of Additional Information for a complete list of investment limitations.

If the Board of Trustees of the Trust determines that the Fund's investment objective can best be achieved by a substantive change in a non-fundamental investment limitation, the Board can make such change without shareholder approval and will disclose any such material changes in the then current Prospectus. Any limitation that is not specified in the Fund's Prospectus, or in the Statement of Additional Information, as being fundamental, is non-fundamental. If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Fund's portfolio securities will not constitute a violation of such limitation.

                              FEDERAL INCOME TAXES

Taxation  of the Fund.  The  Internal  Revenue  Code of 1986,  as  amended  (the
"Code"), treats each series in the Trust, including the Fund, as a separate regulated investment company. Each series of the Trust, including the Fund, intends to qualify or remain qualified as a regulated investment company under the Code by distributing substantially all of its "net investment income" to shareholders and meeting other requirements of the Code. For the purpose of calculating dividends, net investment income consists of income accrued on portfolio assets, less accrued expenses. Upon qualification, the Fund will not be liable for federal income taxes to the extent earnings are distributed. The Board of Trustees retains the right for any series of the Trust, including the Fund, to determine for any particular year if it is advantageous not to qualify as a regulated investment company. Regulated investment companies, such as each series of the Trust, including the Fund, are subject to a non-deductible 4% excise tax to the extent they do not distribute the statutorily required amount of investment income, determined on a calendar year basis, and capital gain net income, using an October 31 year-end measuring period. The Fund intends to declare or distribute dividends during the calendar year in an amount sufficient to prevent imposition of the 4% excise tax.

Taxation of Shareholders. For federal income tax purposes, any dividends and distributions from short-term capital gains that a shareholder receives in cash from the Fund or which are re-invested in additional shares will be taxable ordinary income. If a shareholder is not required to pay a tax on income, he will not be required to pay federal income taxes on the amounts distributed to him. A dividend declared in October, November or December of a year and paid in January of the following year will be considered to be paid on December 31 of the year of declaration.

Distributions paid by the Fund from long-term capital gains, whether received in cash or reinvested in additional shares, are taxable as long-term capital gains, regardless of the length of time an investor has owned shares in the Fund. Capital gain distributions are made when the Fund realizes net capital gains on sales of portfolio securities during the year. Dividends and capital gain distributions paid by the Fund shortly after shares have been purchased, although in effect a return of investment, are subject to federal income taxation.

The sale of shares of the Fund is a taxable event and may result in a capital gain or loss. Capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series of a mutual fund).

The Trust will inform shareholders of the Fund of the source of their dividends and capital gains distributions at the time they are paid and, promptly after the close of each calendar year, will issue an information return to advise shareholders of the federal tax status of such distributions and dividends. Dividends and distributions may also be subject to state and local taxes. Shareholders should consult their tax advisors regarding specific questions as to federal, state or local taxes.

Federal income tax law requires investors to certify that the social security number or taxpayer identification number provided to the Fund is correct and that the investor is not subject to 31% withholding for previous under-reporting to the Internal Revenue Service (the "IRS"). Investors will be asked to make the appropriate certification on their application to purchase shares. If a shareholder of the Fund has not complied with the applicable statutory and IRS requirements, the Fund is generally required by federal law to withhold and remit to the IRS 31% of reportable payments (which may include dividends and redemption amounts).

                           DIVIDENDS AND DISTRIBUTIONS

The Fund intends to distribute substantially all of its net investment income, if any, in the form of dividends. The Fund will generally pay income dividends, if any, quarterly, and will generally distribute net realized capital gains, if any, at least annually.

Unless a shareholder elects to receive cash, dividends and capital gains will be automatically reinvested in additional full and fractional shares of the Fund at the net asset value per share next determined. Shareholders wishing to receive their dividends or capital gains in cash may make their request in writing to the Fund at 107 North Washington Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365. That request must be received by the Fund prior to the record date to be effective as to the next dividend. If cash payment is requested, checks will be mailed within five business days after the last day of each quarter or the Fund's fiscal year-end, as applicable. Each shareholder of the Fund will receive a quarterly summary of his or her account, including information as to reinvested dividends from the Fund. Tax consequences to shareholders of dividends and distributions are the same if received in cash or in additional shares of the Fund.

In order to satisfy certain requirements of the Code, the Fund may declare special year-end dividend and capital gains distribution during December. Such distributions, if received by shareholders by January 31, are deemed to have been paid by the Fund and received by shareholders on December 31 of the prior year.

There is no fixed dividend rate, and there can be no assurance as to the payment of any dividends or the realization of any gains.

                              HOW SHARES ARE VALUED

Net asset value for each share of the Fund is determined at 4:00 p.m., New York time, Monday through Friday, except on business holidays when the New York Stock Exchange is closed. The net asset value of the shares of the Fund for purposes of pricing sales and redemptions is equal to the total market value of its investments, less all of its liabilities, divided by the number of its outstanding shares.

Securities that are listed on a securities exchange are valued at the last quoted sales price at the time the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded by the Fund. Securities that are listed on an exchange and which are not traded on the valuation date are valued at the mean of the bid and asked prices. Unlisted securities traded over-the-counter for which market quotations are readily available are valued at the latest quoted sales price, if available, at the time of valuation, otherwise, at the latest quoted bid price. Temporary cash investments with maturities of 60 days or less will be valued at amortized cost, which approximates market value. Securities for which no current quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Trustees of the Trust. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

Fixed  income  securities  will  ordinarily  be traded  on the  over-the-counter market. When market quotations are not readily available, fixed income securities may be valued based on prices provided by a pricing service. The prices provided by the pricing service are generally determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities, and developments related to specific securities. Such fixed income securities may also be priced based upon a matrix system of pricing similar bonds and other fixed income securities. Such matrix system may be based upon the considerations described above used by other pricing services and information obtained by the pricing agent from the Advisor and other pricing sources deemed relevant by the pricing agent and the Advisor.

                           HOW SHARES MAY BE PURCHASED

Assistance in opening accounts and a purchase application may be obtained from the Fund by calling 1-800-525-3863 or from the Advisor by calling 1-800-526-6639, or by writing to the Fund at the address shown below for purchases by mail. Assistance is also available through any broker-dealer authorized to sell shares in the Fund. Payment for shares purchased may also be made through your account at the broker-dealer processing your application and order to purchase. Your investment will purchase shares at the Fund's net asset value next determined after your order is received by the Fund in proper form as indicated herein.

The minimum initial investment is $10,000. The minimum for Individual Retirement Accounts ("IRAs"), Keogh Plans, 401(k) Plans or purchases under the Uniform Transfers to Minors Act ("UTMAs") is $2,000. The minimum subsequent investment is $500. The Fund may, in the Advisor's sole discretion, accept certain accounts with less than the stated minimum initial investment. You may invest in the following ways:

Purchases by Mail. Shares may be purchased initially by completing the application accompanying this Prospectus and mailing it, together with a check payable to the Fund, to the ZSA Asset Allocation Fund, 107 North Washington Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365. Subsequent investments in an existing account in the Fund may be made at any time by sending a check payable to the Fund, to the address stated above. Please enclose the stub of your account statement and include the amount of the investment, the name of the account for which the investment is to be made and the account number.

Purchases by Wire. To purchase shares by wiring federal funds, the Fund must first be notified by calling 1-800-525-3863 to request an account number and furnish the Fund with your tax identification number. Following notification to the Fund, federal funds and registration instructions should be wired through the Federal Reserve System to:

                      First Union National Bank of North Carolina
                      Charlotte, North Carolina
                      ABA # 053000219
                      For the ZSA Asset Allocation Fund
                        Acct #2000000861771
                      For further credit to (shareholder's name and SS# or EIN#)

It is important that the wire contain all the information and that the Fund receive prior telephone notification to ensure proper credit. A completed application with signature(s) of registrant(s) must be mailed to the Fund immediately after the initial wire as described under "Purchases by Mail" above. Investors should be aware that some banks may impose a wire service fee.

General. All purchases of shares are subject to acceptance and are not binding until accepted. The Fund reserves the right to reject any application or investment. Orders become effective, and shares are purchased at, the next determined net asset value per share after an investment has been received by the Fund, which is as of 4:00 p.m., New York time, Monday through Friday, exclusive of business holidays. Orders received by the Fund and effective prior to such 4:00 p.m. time will purchase shares at the net asset value determined at that time. Otherwise, your order will purchase shares as of such 4:00 p.m. time on the next business day. For orders placed through a qualified broker-dealer, such firm is responsible for promptly transmitting purchase orders to the Fund. Investors may be charged a fee if they effect transactions in Fund shares through a broker or agent.

If checks are returned unpaid due to nonsufficient funds, stop payment or other reasons, the Trust will charge $20. To recover any such loss or charge, the Trust reserves the right, without further notice, to redeem shares of any fund of the Trust already owned by any purchaser whose order is cancelled, and such a purchaser may be prohibited from placing further orders unless investments are accompanied by full payment by wire or cashier's check.

Payment must be made by check or money order drawn on a U.S. bank and payable in U.S. dollars. Under certain circumstances the Fund, at its sole discretion, may allow payment in kind for Fund shares purchased by accepting securities in lieu of cash. Any securities so accepted would be valued on the date received and included in the calculation of the net asset value of the Fund. See the Statement of Additional Information for additional information on purchases in kind.

The Fund is required by federal law to withhold and remit to the IRS 31% of the dividends, capital gains distributions and, in certain cases, proceeds of redemptions paid to any shareholder who fails to furnish the Fund with a correct taxpayer identification number, who under-reports dividend or interest income or who fails to provide certification of tax identification number. Instructions to exchange or transfer shares held in established accounts will be refused until the certification has been provided. In order to avoid this withholding requirement, you must certify on your application, or on a separate W-9 Form supplied by the Fund, that your taxpayer identification number is correct and that you are not currently subject to backup withholding or you are exempt from backup withholding. For individuals, your taxpayer identification number is your social security number.

Distribution Plan. Capital Investment Group, Inc., Post Office Box 32249, Raleigh, North Carolina 27622 (the "Distributor"), is the national distributor for the Fund under a Distribution Agreement with the Trust. The Distributor may sell Fund shares to or through qualified securities dealers or others. Richard
K. Bryant, a Trustee of the Trust and an officer of another series of the Trust, and Elmer O. Edgerton, Jr., an officer of another series of the Trust, control the Distributor. Messrs Bryant and Edgerton are not officers of the Fund.

The Trust has adopted a Distribution Plan (the "Plan") for the Fund pursuant to Rule 12b-1 under the 1940 Act. Under the Plan the Fund may reimburse any expenditures to finance any activity primarily intended to result in sale of the shares of the Fund or the servicing of shareholder accounts, including, but not limited to, the following: (i) payments to the Distributor, securities dealers, and others for the sale of shares of the Fund; (ii) payment of compensation to and expenses of personnel who engage in or support distribution of shares of the Fund or who render shareholder support services not otherwise provided by the Transfer Agent, Administrator, or Custodian; and (iii) formulation and implementation of marketing and promotional activities. The categories of expenses for which reimbursement is made are approved by the Board of Trustees of the Trust. Expenditures by the Fund pursuant to the Plan are accrued based on the Fund's average daily net assets and may not exceed 0.25% of the Fund's average net assets for each year elapsed subsequent to adoption of the Plan. Such expenditures paid as service fees to any person who sells Fund shares may not exceed 0.25% of the average annual net asset value of such shares.

The Plan may not be amended to increase materially the amount to be spent under the Plan without shareholder approval. The continuation of the Plan must be approved by the Board of Trustees annually. At least quarterly the Board of Trustees must review a written report of amounts expended pursuant to the Plan and the purposes for which such expenditures were made. For the fiscal year ended March 31, 1997, the Fund incurred $22,481 pursuant to the Plan.

The Distributor, at its expense, may also provide additional compensation to dealers in connection with sales of shares of the Fund. Compensation may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding the Fund, and/or other dealer-sponsored special events. In some instances, this compensation may be made available only to certain dealers whose representatives have sold or are expected to sell a significant amount of such shares. Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Dealers may not use sales of the Fund shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. None of the aforementioned compensation is paid for by the Fund or its shareholders.

Exchange Feature. Investors will have the privilege of exchanging shares of the Fund for shares of any other series of the Trust established by the Advisor. An exchange involves the simultaneous redemption of shares of one series and purchase of shares of another series at the respective closing net asset value next determined after a request for redemption has been received plus applicable sales charge, if any, and is a taxable transaction. Each series of the Trust will have a different investment objective, which may be of interest to investors in each series. Shares of the Fund may be exchanged for shares of any other series of the Trust affiliated with the Advisor at net asset value. Exchanges may only be made by investors in states where shares of the other series are qualified for sale. An investor may direct the Fund to exchange his shares by writing to the Fund at its principal office. The request must be signed exactly as the investor's name appears on the account, and it must also provide the account number, number of shares to be exchanged, the name of the series to which the exchange will take place and a statement as to whether the exchange is a full or partial redemption of existing shares.

A pattern of frequent exchange transactions may be deemed by the Advisor to be an abusive practice that is not in the best interests of the shareholders of the Fund. Such a pattern may, at the discretion of the Advisor, be limited by the Fund's refusal to accept further purchase and/or exchange orders from an investor, after providing the investor with 60 days prior notice. The Advisor will consider all factors it deems relevant in determining whether a pattern of frequent purchases, redemptions and/or exchanges by a particular investor is abusive and not in the best interests of the Fund or its other shareholders.

A shareholder should consider the investment objectives and policies of any series into which the shareholder will be making an exchange, as described in the prospectus for that other series. The Board of Trustees of the Trust reserves the right to suspend or terminate, or amend the terms of, the exchange privilege upon 60 days written notice to the shareholders.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Fund will automatically charge the checking account for the amount specified ($100 minimum), which will be automatically invested in shares at the net asset value on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

Stock Certificates. Stock certificates will not be issued for your shares. Evidence of ownership will be given by issuance of periodic account statements that will show the number of shares owned.

                           HOW SHARES MAY BE REDEEMED

Shares of the Fund may be redeemed (the Fund will repurchase them from shareholders) by mail or telephone. Any redemption may be more or less than the purchase price of your shares depending on the market value of the Fund's portfolio securities. All redemption orders received in proper form, as indicated herein, by the Fund, whether by mail or telephone, prior to 4:00 p.m. New York time, Monday through Friday, except for business holidays, will redeem shares at the net asset value determined at that time. Otherwise, your order will redeem shares as of such 4:00 p.m. time on the next business day. There is no charge for redemptions from the Fund other than possible charges for wiring redemption proceeds. You may also redeem your shares through a broker-dealer or other institution, who may charge you a fee for its services.

The Board of Trustees reserves the right to involuntarily redeem any account having a net asset value of less than $1,000 (due to redemptions, exchanges or transfers, and not due to market action) upon 30 days written notice. If the shareholder brings his account net asset value up to $1,000 or more during the notice period, the account will not be redeemed. Redemptions from retirement plans may be subject to tax withholding.

If you are uncertain of the requirements for redemption, please contact the Fund, at 1-800-525-3863, or write to the address shown below.

Regular Mail Redemptions. Your request should be addressed to the ZSA Asset Allocation Fund, 107 North Washington Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365. Your request for redemption must include:

1) Your letter of instruction specifying the account number, and the number of shares or dollar amount to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

2)   Any required signature guarantees (see "Signature Guarantees" below); and

3) Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds will be sent to you within seven days after receipt of your redemption request. However, the Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. Such delay (which may take up to 15 days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer. In all cases the net asset value next determined after the receipt of the request for redemption will be used in processing the redemption. The Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the New York Stock Exchange is closed, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the Commission may permit.

Telephone and Bank Wire Redemptions. The Fund offers shareholders the option of redeeming shares by telephone under certain limited conditions. The Fund will redeem shares when requested by the shareholder if, and only if, the shareholder confirms redemption instructions in writing.

The Fund may rely upon confirmation of redemption requests transmitted via facsimile (FAX# 919-972-1908). The confirmation instructions must include:

1)   Shareholder name and account number;

2)   Number of shares or dollar amount to be redeemed;

3)   Instructions for transmittal of redemption funds to the shareholder; and

4) Shareholder signature as it appears on the application then on file with the Fund.

The net asset value used in processing the redemption will be the net asset value next determined after the telephone request is received. Redemption proceeds will not be distributed until written confirmation of the redemption request is received, per the instructions above. You can choose to have redemption proceeds mailed to you at your address of record, your bank, or to any other authorized person, or you can have the proceeds sent by bank wire to your bank ($5,000 minimum). Shares of the Fund may not be redeemed by wire on days on which your bank or the Fund's Custodian is not open for business. You can change your redemption instructions anytime you wish by filing a letter including your new redemption instructions with the Fund. (See "Signature Guarantees" below.) The Fund reserves the right to restrict or cancel telephone and bank wire redemption privileges for shareholders, without notice, if the Fund believes it to be in the best interest of the shareholders to do so. During drastic economic and market conditions, telephone redemption privileges may be difficult to implement.

The Fund in its discretion may choose to pass through to redeeming shareholders any charges by the Custodian for wire redemptions. The Custodian currently charges $7.00 per transaction for wiring redemption proceeds. If this cost is passed through to redeeming shareholders by the Fund, the charge will be deducted automatically from the shareholder's account by redemption of shares in the account. The shareholder's bank or brokerage firm may also impose a charge for processing the wire. If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

You may redeem shares, subject to the procedures outlined above, by calling the Fund at 1-800-525-3863. Redemption proceeds will only be sent to the bank account or person named in your Fund Shares Application currently on file with the Fund. Telephone redemption privileges authorize the Fund to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Fund to be genuine. The Fund will employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine, and, if it does not follow such procedures, the Fund will be liable for any losses due to fraudulent or unauthorized instructions. The Fund will not be liable for following telephone instructions reasonably believed to be genuine.

Systematic Withdrawal Plan. A shareholder who owns shares of the Fund valued at $10,000 or more at current net asset value may establish a Systematic Withdrawal Plan to receive a monthly or quarterly check in a stated amount not less than $100. Each month or quarter as specified, the Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. Call or write the Fund for an application form. See the Statement of Additional Information for further details.

Signature Guarantees. To protect your account and the Fund from fraud, signature guarantees are required to be sure that you are the person who has authorized a change in registration, or standing instructions, for your account. Signature guarantees are required for (1) change of registration requests, (2) requests to establish or change exchange privileges or telephone redemption service other than through your initial account application, and (3) requests for redemptions in excess of $50,000. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange or association clearing agency, and must appear on the written request for redemption, establishment or change in exchange privileges, or change of registration.

                             MANAGEMENT OF THE FUND

Trustees and Officers. The Fund is a no load diversified series of The Nottingham Investment Trust II (the "Trust"), an investment company organized as a Massachusetts business trust on October 25, 1990. The Board of Trustees of the Trust is responsible for the management of the business and affairs of the Trust. The Trustees and executive officers of the Trust and their principal occupations for the last five years are set forth in the Statement of Additional Information under "Management of the Fund - Trustees and Officers." The Board of Trustees of the Trust is primarily responsible for overseeing the conduct of the Trust's business. The Board of Trustees elects the officers of the Trust who are responsible for its and the Fund's day-to-day operations.

The Advisor. Subject to the authority of the Board of Trustees, Zaske, Sarafa & Associates, Inc. (the "Advisor") provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to an Investment Advisory Agreement (the "Advisory Agreement") with the Trust.

The Advisor is registered under the Investment Advisors Act of 1940, as amended. Registration of the Advisor does not involve any supervision of management or investment practices or policies by the Securities and Exchange Commission. The Advisor, established as a Michigan corporation in 1988, is controlled by Arthur
E. Zaske and Anmar K. Sarafa. The Advisor currently serves as investment advisor to over $350 million in assets. The Advisor has been rendering investment counsel, utilizing investment strategies substantially similar to that of the Fund, to individuals, banks and thrift institutions, pension and profit sharing plans, trusts, estates, charitable organizations, corporations, and other business and individual accounts since its formation. The Advisor's address is 355 South Woodward Avenue, Suite 200, Birmingham, Michigan 48009.

Under the Advisory Agreement with the Fund, the Advisor receives a monthly management fee equal to an annual rate of 1.00% of the average daily net asset value of the Fund. The Advisor voluntarily waived a portion of its advisory fee for the fiscal year ended March 31, 1997. Of the $89,924 the Advisor was entitled to receive, the Advisor voluntarily waived $36,588 of its investment advisory fees. The Advisor received $53,336 of such advisory fee for the year (0.59% of average net assets). The Advisor also reimbursed $954 of Fund expenses for the fiscal year ended March 31, 1997.

The Advisor supervises and implements the investment activities of the Fund, including the making of specific decisions as to the purchase and sale of portfolio investments. Among the responsibilities of the Advisor under the Advisory Agreement is the selection of brokers and dealers through whom transactions in the Fund's portfolio investments will be effected. The Advisor attempts to obtain the best execution for all such transactions. If it is believed that more than one broker is able to provide the best execution, the Advisor will consider the receipt of quotations and other market services and of research, statistical and other data and the sale of shares of the Fund in selecting a broker. The Advisor may also utilize a brokerage firm affiliated with the Trust or the Advisor if it believes it can obtain the best execution of transactions from such broker. Research services obtained through Fund brokerage transactions may be used by the Advisor for its other clients and, conversely, the Fund may benefit from research services obtained through the brokerage transactions of the Advisor's other clients. For further information, see "Investment Objective and Policies - Investment Transactions" in the Statement of Additional Information.

Arthur E. Zaske, a principal and a controlling shareholder of the Advisor, and a Trustee of the Trust and executive officer of the Fund, has been responsible for day-to-day management of the Fund's portfolio since its inception in 1992. He has been with the Advisor since its inception.

In addition to managing the Fund, the Advisor and/or its principals have been rendering investment counsel, utilizing investment strategies substantially similar to that of the Fund, since 1981.

The Administrator. The Trust has entered into an Administration Agreement with The Nottingham Company (the "Administrator"), 105 North Washington Street, Post Office Box 69, Rocky Mount, North Carolina 27802-0069, pursuant to which the Administrator receives a fee at the annual rate of 0.25% of the average daily net assets of the Fund on the first $10 million; 0.20% of the next $40 million; 0.175% on the next $50 million; and 0.15% of its average daily net assets in excess of $100 million. In addition, the Administrator currently receives a base monthly fee of $1,750 for accounting and recordkeeping services for the Fund. The Administrator also charges the Fund for certain costs involved with the daily valuation of investment securities and is reimbursed for out-of-pocket expenses. The Administrator charges a minimum fee of $3,000 per month for all of its fees taken in the aggregate, analyzed monthly.

Subject to the authority of the Board of Trustees, the services the Administrator provides to the Fund include coordinating and monitoring any third parties furnishing services to the Fund; providing the necessary office space, equipment and personnel to perform administrative and clerical functions for the Fund; and preparing, filing and distributing proxy materials, periodic reports to shareholders, registration statements and other documents. The Administrator also performs certain accounting and pricing services for the Fund as pricing agent, including the daily calculation of the Fund's net asset value.

The Administrator was formed as a North Carolina corporation in 1988. With its affiliates and predecessors, the Administrator has been operating as a financial services firm since 1985. Frank P. Meadows III is the firm's Managing Director and controlling shareholder.

The Transfer Agent. NC Shareholder Services, LLC (the "Transfer Agent") serves as the Fund's transfer, dividend paying, and shareholder servicing agent. The Transfer Agent, subject to the authority of the Board of Trustees, provides transfer agency services pursuant to an agreement with the Administrator, which has been approved by the Trust. The Transfer Agent maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions. The Transfer Agent is compensated for its services by the Administrator and not directly by the Fund.

The Transfer Agent, whose address is 107 North Washington Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365, was established as a North Carolina limited liability company in 1997. John D. Marriott, Jr., is the firm's controlling member.

The Custodian. First Union National Bank of North Carolina, Two First Union Center, Charlotte, North Carolina 28288-1151, serves as Custodian of the Fund's assets. The Custodian acts as the depository for the Fund, safekeeps its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Fund's request and maintains records in connection with its duties.

Other Expenses. The Fund is responsible for the payment of its expenses. These include, for example, the fees payable to the Advisor, or expenses otherwise incurred in connection with the management of the investment of the Fund's assets, the fees and expenses of the Custodian, the fees and expenses of the Administrator, the fees and expenses of Trustees, outside auditing and legal expenses, all taxes and corporate fees payable by the Fund, Securities and Exchange Commission fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders, costs of shareholder reports and shareholder meetings, and any extraordinary expenses. The Fund also pays for brokerage commissions and transfer taxes (if any) in connection with the purchase and sale of portfolio securities. Expenses attributable to a particular series of the Trust, including the Fund, will be charged to that series, and expenses not readily identifiable as belonging to a particular series will be allocated by or under procedures approved by the Board of Trustees among one or more series in such a manner as it deems fair and equitable.

                                OTHER INFORMATION

Description of Shares. The Trust was organized as a Massachusetts business trust on October 25, 1990, under a Declaration of Trust. The Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares and to create an unlimited number of series of shares. The Board of Trustees may also classify and reclassify any unissued shares into one or more classes of shares. The Trust currently has the number of authorized series of shares, including the Fund, and classes of shares, described in the Statement of Additional Information under "Description of the Trust."

When issued, the shares of each series of the Trust, including the Fund, and each class of shares, will be fully paid, nonassessable and redeemable. The Trust does not intend to hold annual shareholder meetings; it may, however, hold special shareholder meetings for purposes such as changing fundamental policies or electing Trustees. The Board of Trustees shall promptly call a meeting for the purpose of electing or removing Trustees when requested in writing to do so by the record holders of at least 10% of the outstanding shares of the Trust. The term of office of each Trustee is of unlimited duration. The holders of at least two-thirds of the outstanding shares of the Trust may remove a Trustee from that position either by declaration in writing filed with the Custodian or by votes cast in person or by proxy at a meeting called for that purpose.

The Trust's shareholders will vote in the aggregate and not by series (fund) or class, except where otherwise required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of the shareholders of a particular series or class. Matters affecting an individual series, such as the Fund, include, but are not limited to, the investment objectives, policies and restrictions of that series. Shares have no subscription, preemptive or conversion rights. Share certificates will not be issued. Each share is entitled to one vote (and fractional shares are entitled to proportionate fractional votes) on all matters submitted for a vote, and shares have equal voting rights except that only shares of a particular series or class are entitled to vote on matters affecting only that series or class. Shares do not have cumulative voting rights. Therefore, the holders of more than 50% of the aggregate number of shares of all series of the Trust may elect all the Trustees.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust, therefore, contains provisions which are intended to mitigate such liability. See "Description of the Trust" in the Statement of Additional Information for further information about the Trust and its shares.

Reporting to Shareholders. The Fund will send to its shareholders Annual and Semi-Annual Reports; the financial statements appearing in Annual Reports for the Fund will be audited by independent auditors. In addition, the Administrator, as transfer agent, will send to each shareholder having an account directly with the Fund a quarterly statement showing transactions in the account, the total number of shares owned and any dividends or distributions paid. Inquiries regarding the Fund may be directed in writing to 107 North Washington Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365 or by calling 1-800-525-3863.

Calculation of Performance Data. From time to time the Fund may advertise its average annual total return. The "average annual total return" refers to the average annual compounded rates of return over 1-, 5- and 10-year periods that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation assumes the reinvestment of all dividends and distributions, includes all recurring fees that are charged to all shareholder accounts and deducts all nonrecurring charges at the end of each period. If the Fund has been operating less than 1, 5 or 10 years, the time period during which the Fund has been operating is substituted.

In addition, the Fund may advertise other total return performance data other than average annual total return. This data shows as a percentage rate of return encompassing all elements of return (i.e. income and capital appreciation or depreciation); it assumes reinvestment of all dividends and capital gain distributions. Such other total return data may be quoted for the same or different periods as those for which average annual total return is quoted. This data may consist of a cumulative percentage rate of return, actual year-by-year rates or any combination thereof. Cumulative total return represents the cumulative change in value of an investment in the Fund for various periods.

The total return of the Fund could be increased to the extent the Advisor may waive all or a portion of its fees or may reimburse all or a portion of the Fund's expenses. Total return figures are based on the historical performance of the Fund, show the performance of a hypothetical investment, and are not intended to indicate future performance. The Fund's quotations may from time to time be used in advertisements, sales literature, shareholder reports, or other communications. For further information, see "Additional Information on Performance" in the Statement of Additional Information.

No dealer, salesman, or other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Advisor. This Prospectus does not constitute an offering in any state in which an offering may not lawfully be made.

The Fund reserves the right in its sole discretion to withdraw all or any part of the offering made by this Prospectus or to reject purchase orders. All orders to purchase shares are subject to acceptance by the Fund and are not binding until confirmed or accepted in writing.

               ZSA ASSET ALLOCATION FUND
              107 North Washington Street
                 Post Office Box 4365
        Rocky Mount, North Carolina 27803-0365
                    1-800-525-3863

                  INVESTMENT ADVISOR
           Zaske, Sarafa & Associates, Inc.
         355 South Woodward Avenue, Suite 200
              Birmingham, Michigan 48009

            ADMINISTRATOR & FUND ACCOUNTANT
                The Nottingham Company
                 Post Office Drawer 69
        Rocky Mount, North Carolina 27802-0069

         DIVIDEND DISBURSING & TRANSFER AGENT
                NC Shareholder Services
                 Post Office Box 4365
        Rocky Mount, North Carolina 27803-0365

                      DISTRIBUTOR
            Capital Investment Group, Inc.
                 Post Office Box 32249
             Raleigh, North Carolina 27622

                       CUSTODIAN
      First Union National Bank of North Carolina
                Two First Union Center
         Charlotte, North Carolina 28288-1151

                 INDEPENDENT AUDITORS
                 Deloitte & Touche LLP
                  2500 One PPG Place
          Pittsburgh, Pennsylvania 15222-5401





                ZSA ASSET ALLOCATION FUND

                     A No Load Fund


















                       PROSPECTUS






                      July 31, 1997

PROSPECTUS

                       THE BROWN CAPITAL MANAGEMENT FUNDS

                                 INVESTOR CLASS

The investment objective of The Brown Capital Management Equity Fund is to seek capital appreciation principally through investments in equity securities, such as common and preferred stocks and securities convertible into common stocks. Current income will be of secondary importance. The investment objective of The Brown Capital Management Balanced Fund is to provide its shareholders with a maximum total return consisting of any combination of capital appreciation, both realized and unrealized, and income. The Fund will seek to achieve this objective by investing in a flexible portfolio of equity securities, fixed income securities, and money market instruments. The investment objective of The Brown Capital Management Small Company Fund is to seek capital appreciation principally through investment in the equity securities of those companies with operating revenues of $250 million or less at the time of the initial investment. Current income will be of secondary importance. While there is no assurance that any of the Funds will achieve their particular investment objective, they endeavor to do so by following the investment policies described herein.

This Prospectus relates to shares ("Investor Shares") representing interests in the Funds. The Investor Shares are offered to the general public. See "Prospectus Summary - Offering Price."

                               INVESTMENT ADVISOR
                         Brown Capital Management, Inc.
                              809 Cathedral Street
                            Baltimore, Maryland 21201

The Brown Capital Management Funds (the "Funds") are diversified series of The Nottingham Investment Trust II (the "Trust"), a registered open-end management investment company. This Prospectus sets forth concisely the information about the Funds that a prospective investor should know before investing. Investors should read this Prospectus and retain it for future reference. Additional information about the Funds has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request and without charge. You may request the Statement of Additional Information, which is incorporated in this Prospectus by reference, by writing the Funds at Post Office Box 4365, Rocky Mount, North Carolina 27803-0365, or by calling 1-800-525-3863. The SEC also maintains an Internet Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding the Funds.

     Investment in the Funds involves risks, including the possible loss of principal. Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, and such shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
      AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON
 THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
                             IS A CRIMINAL OFFENSE.

The date of this Prospectus and the Statement of Additional Information is July 31, 1997.

                                TABLE OF CONTENTS

PROSPECTUS SUMMARY..........................................................  2

FEE TABLE...................................................................  3

FINANCIAL HIGHLIGHTS........................................................  4

INVESTMENT OBJECTIVE AND POLICIES...........................................  4

RISK FACTORS................................................................ 10

INVESTMENT LIMITATIONS...................................................... 11

FEDERAL INCOME TAXES........................................................ 11

DIVIDENDS AND DISTRIBUTIONS................................................. 12

HOW SHARES ARE VALUED....................................................... 13

HOW SHARES MAY BE PURCHASED................................................. 13

HOW SHARES MAY BE REDEEMED.................................................. 16

MANAGEMENT OF THE FUNDS..................................................... 18

OTHER INFORMATION........................................................... 20


This Prospectus is not an offering of the securities herein described in any state in which the offering is unauthorized. No sales representative, dealer or other person is authorized to give any information or make any representations other than those contained in this Prospectus.

                               PROSPECTUS SUMMARY

The Funds. The Brown Capital Management Funds (the "Funds") are diversified series of The Nottingham Investment Trust II (the "Trust"), a registered open-end management investment company organized as a Massachusetts business trust. This Prospectus relates to Investor Shares of the Funds. See "Other Information -Description of Shares."

Offering Price. The Investor Shares of each Fund are offered to the general public at net asset value without a sales charge. The Investor Shares are subject to a 12b-1 distribution fee of up to 0.25% of the Investor Shares' average net assets annually. See "Distributor and Distribution Fee" below. The minimum initial investment is $10,000 ($2,000 for IRAs and Keogh Plans). The minimum subsequent investment is $500. See "How Shares May be Purchased."

Investment Objective and Special Risk Considerations. The investment objective of The Brown Capital Management Equity Fund (the "Equity Fund") is to seek capital appreciation principally through investments in equity securities, such as common and preferred stocks and securities convertible into common stocks. Current income will be of secondary importance. In most instances the Equity Fund will be at least 90% invested in equity securities. The investment objective of The Brown Capital Management Balanced Fund (the "Balanced Fund") is to provide its shareholders with a maximum total return consisting of any combination of capital appreciation, both realized and unrealized, and income. The Fund will seek to achieve this objective by investing in a flexible portfolio of equity securities, fixed income securities, and money market instruments. Fixed income securities and money market instruments will generally comprise not less than 25% and not more than 75% of the portfolio. The investment objective of The Brown Capital Management Small Company Fund (the "Small Company Fund") is to seek capital appreciation principally through investment in the equity securities of those companies with operating revenues of $250 million or less at the time of the initial investment ("small companies"). Current income will be of secondary importance. In most instances the Small Company Fund will be at least 90% invested in equity securities and at least 65% invested in equity securities of small companies. See "Investment Objective and Policies."

The Funds are not intended to be a complete investment program, and there can be no assurance that any Fund will achieve its investment objective. While the Funds will invest primarily in common stocks traded in U.S. securities markets, some of each Fund's investments may include foreign securities (in the form traded domestically as American Depository Receipts), illiquid securities, and securities purchased subject to a repurchase agreement or on a "when-issued" basis, which involve certain risks. A portion of the Balanced Fund will be invested in fixed income securities, which will be subject to risks associated with movements in interest rates. Since the Small Company Fund will invest principally in small companies, it will be subject to the greater volatility and risks associated with such investments. See "Risk Factors."

Manager. Subject to the general supervision of the Trust's Board of Trustees and in accordance with the Funds' investment policies, Brown Capital Management, Inc. of Baltimore, Maryland (the "Advisor"), manages the Funds' investments. The Advisor currently manages approximately $2.8 billion in assets. For its advisory services, the Advisor receives a monthly fee, based on each Fund's average daily net assets, at the annual rate of 0.65% of the first $25 million of net assets and 0.50% of all assets over $25 million for the Equity and Balanced Funds, and at the annual rate of 1.00% for the Small Company Fund. See "Management of the Funds - The Advisor."

Dividends. Income dividends, if any, are generally paid quarterly; capital gains, if any, are generally paid at least once each year. Dividends and capital gains distributions are automatically reinvested in additional shares of the same Class at net asset value unless the shareholder elects to receive cash. See "Dividends and Distributions."

Distributor and Distribution Fee. Capital Investment Group, Inc. (the "Distributor") serves as distributor of shares of each Fund. Under each Fund's Distribution Plan with respect to the Investor Shares, expenditures by each Fund for distribution activities and service fees may not exceed 0.25% of the Investor Shares' average net assets annually. See "How Shares May Be Purchased - Distribution Plan."

Redemption of Shares. There is no charge for redemptions other than possible charges associated with wire transfers of redemption proceeds. Shares may be redeemed at any time at the net asset value next determined after receipt of a redemption request by a Fund. A shareholder who submits appropriate written authorization may redeem shares by telephone. See "How Shares May Be Redeemed."

                                    FEE TABLE

The following table sets forth certain information in connection with the expenses of the Investor Shares of the Funds for the current fiscal year. The information is intended to assist the investor in understanding the various costs and expenses borne by the Investor Shares of the Funds, and therefore indirectly by their investors, the payment of which will reduce an investor's return on an annual basis.

              Shareholder Transaction Expenses for Investor Shares

                Maximum sales load imposed on purchases
                   (as a percentage of offering price).....................None
                Maximum sales load imposed on reinvested dividends.........None
                Maximum deferred sales load................................None
                Redemption fees*...........................................None
                Exchange fee...............................................None

                * The Funds in their discretion may choose to pass through to redeeming shareholders any charges imposed by the Custodian for wiring redemption proceeds. The Custodian currently charges the Funds $7.00 per transaction for wiring redemption proceeds.

     Annual Fund Operating Expenses for Investor Shares - After Fee Waivers
                           and Expense Reimbursements1
                     (as a percentage of average net assets)
                                                                         Small
                                                 Equity     Balanced    Company
                    Investment advisory fees......0.00% 1    0.00%  1    0.00% 1
                    12b-1 fees....................0.25% 2    0.25%  2    0.25% 2
                    Other expenses................1.20% 1    1.20%  1    1.50% 1
                                                  -----      -----       -----
                       Total operating expenses...1.45% 1    1.45%  1    1.75% 1
                                                  =====      =====       =====

EXAMPLE: You would pay the following expenses on a $1,000 investment in Investor Shares of the Funds, whether or not you redeem at the end of the period, assuming a 5% annual return:

                                   1 Year      3 Years      5 Years     10 Years
                                   ------      -------      -------     --------

         Equity                      $15         $46          $79         $174
         Balanced                    $15         $46          $79         $174
         Small Company               $18         $55          $95         $206

THE FOREGOING SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

1 The "Total operating expenses" shown above are based upon contractual amounts and actual operating expenses incurred by the Institutional Shares of each Fund for the fiscal year ended March 31, 1997, which, after fee waivers and expense reimbursements, were 1.20%, 1.20%, and 1.50% of average daily net assets of the Institutional Shares of the Equity, Balanced, and Small Company Funds, respectively, but restated to reflect the expenses anticipated to be incurred by the Investor Shares of each Fund for the current fiscal year (assuming payment of the distribution and service fees described under footnote 2 below). Absent such waivers and reimbursements, the percentages for "Investment advisory fees" and "Total operating expenses" for the Institutional Shares for the fiscal year ended March 31, 1997, would have been 0.65% and 3.37%, respectively, for the Equity Fund, 0.65% and 2.85%, respectively, for the Balanced Fund, and 1.00% and 2.70%, respectively, for the Small Company Fund. The Institutional Shares do not bear the potential distribution and service fees described under footnote 2 below, which the Investor Shares may bear. Since the Investor Shares were not offered prior to the date of this Prospectus, the actual operating expenses incurred by the Institutional Shares of each Fund for the fiscal year ended March 31, 1997, have been used for illustration purposes, subject to restatement as provided above. The Advisor has voluntarily agreed to a reduction in the fees payable to it and to reimburse expenses of each Fund, if necessary, in an amount that limits "Total operating expenses" (exclusive of interest, taxes, brokerage fees and commissions, and extraordinary expenses) to not more than 1.45%, 1.45%, and 1.75%, respectively, of the Investor Shares' average daily net assets for the Equity, Balanced, and Small Company Funds, respectively. There can be no assurance that the Advisor's voluntary fee waivers and expense reimbursements will continue in the future.

2 Each Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"), which provides that the Fund may pay certain distribution expenses and service fees with respect to the Investor Shares up to 0.25% of the Investor Shares' average net assets annually. See "How Shares May Be Purchased - Distribution Plan." Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers.

See "How Shares May Be Purchased" and "Management of the Funds" below for more information about the fees and costs of operating the Funds. The assumed 5% annual return in the example is required by the Securities and Exchange Commission. The hypothetical rate of return is not intended to be representative of past or future performance of the Funds; the actual rate of return for the Funds may be greater or less than 5%.

                              FINANCIAL HIGHLIGHTS

The shares of each Fund are divided into multiple Classes representing interests in the Funds. This Prospectus relates to Investor Shares. See "Other Information
- Description of Shares." Since the public offering of Investor Shares of the Funds had not commenced during the fiscal periods covered by the Funds' financial statements and related Financial Highlights pertaining to the Institutional Shares of the Funds, no financial statements or related Financial Highlights are available pertaining to the Investor Shares of the Funds. Further information about the performance of the Funds is contained in the Annual Report of the Funds, a copy of which may be obtained at no charge by calling the Funds.

                        INVESTMENT OBJECTIVE AND POLICIES

Investment Objective. The investment objective of The Brown Capital Management Equity Fund (the "Equity Fund") is to seek capital appreciation principally through investments in equity securities, such as common and preferred stocks and securities convertible into common stocks. Current income will be of secondary importance. The investment objective of The Brown Capital Management Balanced Fund (the "Balanced Fund") is to provide its shareholders with a maximum total return consisting of any combination of capital appreciation, both realized and unrealized, and income. The Fund will seek to achieve this objective by investing in a flexible portfolio of equity securities, fixed income securities, and money market instruments. The investment objective of The Brown Capital Management Small Company Fund (the "Small Company Fund") is to seek capital appreciation principally through investment in the common stock of those companies with operating revenues of $250 million or less at the time of the initial investment. Current income will be of secondary importance. Each Fund's investment objective and fundamental investment limitations described herein may not be altered without the prior approval of a majority of the Fund's shareholders.

Investment Selection

     Equity Fund. The Advisor will seek to achieve capital appreciation through an opportunistic stock investment strategy with a growth bias. The Advisor will seek to purchase equity securities of those companies that the Advisor feels are undervalued relative to their growth potential in the securities markets, because the companies are presently out of favor, not well known or possess value that is not currently recognized by the investment community. The Advisor will generally utilize the equity securities of large and medium capitalization companies. The Advisor uses a "bottom up" approach to select specific securities, while remaining cognizant of specific economic and industry outlooks. The Advisor employs analysis that contains elements of traditional dividend discount and earnings yield models, establishes predicted relative valuation for equity and fixed income markets, and determines the attractiveness of individual securities through evaluation of growth and risk characteristics of the underlying company relative to the overall equity market.

While portfolio securities are generally acquired for the long term, they may be sold under some of the following circumstances when the Advisor believes that:
a) the anticipated price appreciation has been achieved or is no longer probable; b) alternative investments offer superior total return prospects; or
c) fundamentals change adversely.

The equity portion of the Fund's portfolio will be comprised of common stocks, convertible preferred stocks, participating preferred stocks, preferred equity redemption cumulative stocks, preferred stocks and convertible bonds traded on domestic securities exchanges or on the over-the-counter markets. Foreign securities, if held, will be held in the form of American Depository Receipts ("ADRs"). ADRs are foreign securities denominated in U.S. dollars and traded on U.S. securities markets.

The Fund will invest in a variety of companies and industries as well as economic sectors. For purposes of temporary investment of cash, and defensive investment in certain situations, the percentage of assets invested in equities and money market instruments will be determined by the valuation of securities relative to alternative investments.

Money market instruments will typically represent a portion of the Fund's portfolio, as funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operational expenses of the Fund.

Under normal market conditions the portfolio allocation range for the Equity Fund will be:

                                                      % of Total Assets
         Equity securities                                70 - 99%
         Money market instruments                          1 - 30%

Under certain conditions, the Advisor may choose to temporarily invest up to 100% of the Fund's assets in cash and cash equivalents as a temporary defensive position.

     Balanced Fund. The Advisor will vary the percentage of Fund assets invested in equities, fixed income securities, and money market instruments according to the Advisor's judgment of market and economic conditions, and based on the Advisor's view of which asset class can best achieve the Fund's objectives. The percentage invested in fixed income securities and money market instruments will comprise not less than 25% and not more than 75% of the portfolio. The investment objective will be to achieve the maximum total return, consisting of any combination of capital appreciation, both realized and unrealized, and income.

Selection of equity securities will be based primarily on the expected capital appreciation potential. The expected income potential of those equity securities is of secondary importance. Selection of fixed income securities will be primarily for income. The capital appreciation potential of those fixed income securities is of secondary importance.

The Advisor will continually review the macroeconomic environment and alternative expected rates of return between fixed income securities and equity securities in determining the asset allocation of the Fund. In structuring the fixed income portion of the Fund, the Advisor examines spread relationships between quality grades in determining the quality distribution, and assesses the expected trends in inflation and interest rates in structuring the maturity distribution. Not more than 20% of the total fixed income portion of the portfolio (not more than 15% of the entire Fund) will be invested in bonds rated below A by the nationally recognized securities rating organizations described in the Statement of Additional Information.

With regards to the equity portion of the Fund, the Advisor will seek diversification across a broad spectrum of economic sectors and industries. The security selection approach will have an earnings growth bias, but will remain flexible and opportunistic. The Advisor will continuously examine the portfolio, seeking to replace those securities that may have become relatively overvalued with securities which, in the view of the Advisor, are currently undervalued.

The equity portion of the Fund's portfolio will be comprised of common stocks, convertible preferred stocks, participating preferred stocks, preferred equity redemption cumulative stocks, preferred stocks and convertible bonds traded on domestic securities exchanges or on the over-the-counter markets. Foreign securities, if held, will be held in the form of ADRs.

The Advisor will base security selection on the following factors: financial history of the firm, consistency of earnings, return on equity, cash flow, fixed charge coverage, strength of management, ratios such as price/book value, price/sales, price/cash flow, price/earnings, and dividend yield, all compared to historical valuations and future prospects of the company as judged by the Advisor.

While portfolio securities are generally acquired for the long term, they may be sold under some of the following circumstances when the Advisor believes that:
(a) the anticipated price appreciation has been achieved or is no longer probable; (b) alternative investments offer superior total return prospects; or
(c) fundamentals change adversely.

Money market instruments will typically represent a portion of the Fund's portfolio, as funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operating expenses of the Fund.

Under normal market conditions the portfolio allocation range for the Balanced Fund will be:

                                                      % of Total Assets
         Equity securities                                25 - 75%
         Money market instruments
           and fixed income securities                    25 - 75%

Under certain conditions, the Advisor may choose to temporarily invest up to 100% of the Fund's assets in cash and cash equivalents as a temporary defensive position.

     Small Company Fund. The Advisor will invest primarily in the equity securities of those companies with total operating revenues of $250 million or less at the time of the initial investment ("small companies"). The Advisor employs an analysis that seeks to identify those small companies whose current price to earnings ratio is below the Advisor's projection of that company's prospective growth rate. The Advisor's analysis includes many factors that, in the Advisor's view, are critical to the small company sector. These factors include the assumptions that a sustained commitment to a portfolio of exceptional small companies will, over time, produce a significant investment return and that an investment analysis which identifies and evaluates successfully those few small companies with the legitimate potential to become large companies can be a very rewarding investment strategy.

The Advisor uses a "bottom up" approach to select specific securities, while remaining cognizant of specific economic and industry outlooks. The Advisor employs analysis that contains elements of traditional dividend discount and earnings yield models, establishes predicted relative valuation for equity and fixed income markets, and determines the attractiveness of individual securities through evaluation of growth and risk characteristics of the underlying company relative to the overall equity market.

The Advisor identifies small companies with the potential to become successful large companies by analyzing the potential for: a) sustainable revenue stream;
b) adequate resources to establish and defend a viable product or service market, and market share; c) sufficient profitability to support long term growth; and d) management skills and resources necessary to plan and execute a long-term growth plan.

While portfolio securities are generally acquired for the long term, they may be sold under some of the following circumstances when the Advisor believes that:
a) the anticipated price appreciation has been achieved or is no longer probable; b) alternate investments offer superior total return prospects; or c) fundamentals change adversely.

The equity portion of the Fund's portfolio will be comprised of common stocks, convertible preferred stocks, participating preferred stocks, preferred equity redemption cumulative stocks, preferred stocks and convertible bonds traded on domestic securities exchanges or on the over-the-counter markets. Foreign securities, if held, will be held in the form of ADRs. In most instances the Fund will be at least 90% invested in equity securities and at least 65% invested in equity securities of small companies. Under normal market conditions, the Fund's investment in small companies will exceed the 65% minimum threshold and will range between 80% and 90% of the Fund's total assets.

Money market instruments will typically represent a portion of the Fund's portfolio, as funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operational expenses of the Fund.

Under normal market conditions the portfolio allocation range for the Small Company Fund will be:

                                                      % of Total Assets
         Equity securities                                70 - 99%
         Money market instruments                          1 - 30%

Under certain conditions, the Advisor may choose to temporarily invest up to 100% of the Fund's assets in cash and cash equivalents as a temporary defensive position.

Money Market Instruments. Money market instruments may be purchased when the Advisor believes interest rates are rising, the prospect for capital appreciation in the equity and longer term fixed income securities' markets are not attractive, or when the "yield curve" favors short-term fixed income instruments versus longer term fixed income instruments. Money market instruments may be purchased for temporary defensive purposes, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operating expenses of each Fund. Money market instruments mature in thirteen months or less from the date of purchase and may include U.S. Government Securities, corporate debt securities (including those subject to repurchase agreements), bankers acceptances and certificates of deposit of domestic branches of U.S. banks, and commercial paper (including variable amount demand master notes) rated in one of the two highest rating categories by any of the nationally recognized statistical rating organizations or if not rated, of equivalent quality in the Advisor's opinion. The Advisor may, when it believes that unusually volatile or unstable economic and market conditions exist, depart from each Fund's investment approach and assume temporarily a defensive portfolio posture, increasing the Fund's percentage investment in money market instruments, even to the extent that 100% of the Fund's assets may be so invested.

U.S. Government  Securities.  Each Fund may invest a portion of its portfolio in
U.S. Government Securities, defined to be U.S. Government obligations such as U.S. Treasury notes, U.S. Treasury bonds, and U.S. Treasury bills, obligations guaranteed by the U.S. Government such as Government National Mortgage Association ("GNMA") as well as obligations of U.S. Government authorities, agencies and instrumentalities such as Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Home Administration ("FHA"), Federal Farm Credit Bank ("FFCB"), Federal Home Loan
Bank ("FHLB"), Student Loan Marketing Association ("SLMA"), and The Tennessee Valley Authority. U.S. Government Securities may be acquired subject to repurchase agreements. While obligations of some U.S. Government sponsored entities are supported by the full faith and credit of the U.S. Government (e.g.
GNMA), several are supported by the right of the issuer to borrow from the U.S. Government (e.g. FNMA, FHLMC), and still others are supported only by the credit of the issuer itself (e.g. SLMA, FFCB). No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies or instrumentalities in the future, other than as set forth above, since it is not obligated to do so by law. The guarantee of the U.S. Government does not extend to the yield or value of the Fund's shares. Investment by the Equity and Small Company Funds in U.S. Government Securities will generally be limited to money market instruments as described above.

Securities issued by the U.S. Government may be acquired by the Balanced Fund in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds. Such notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investment Growth Receipts" ("TIGRs"), and "Certificates of Accrual on Treasury Securities" ("CATS"). The Balanced Fund may also invest in separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS"). Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

Corporate Debt Securities. The Balanced Fund may invest in U.S. dollar denominated corporate debt securities of domestic issuers limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments) that meet the minimum ratings criteria set forth for the Balanced Fund, or, if unrated, are in the Advisor's opinion comparable in quality to corporate debt securities in that the Fund may invest. The Equity and Small Company Funds may invest in convertible bonds of domestic issuers meeting such quality requirements and other corporate debt securities generally in the form of money market instruments as described above.

Repurchase Agreements. Each Fund may acquire U.S. Government Securities or corporate debt securities subject to repurchase agreements. A repurchase agreement transaction occurs when the Fund acquires a security and simultaneously resells it to the vendor (normally a member bank of the Federal Reserve or a registered Government Securities dealer) for delivery on an agreed upon future date. The repurchase price exceeds the purchase price by an amount that reflects an agreed upon market interest rate earned by the Fund effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale typically will occur within one to seven days of the purchase. The Funds will not enter into any repurchase agreement that will cause more than 10% of their net assets to be invested in repurchase agreements that extend beyond seven days. In the event of the bankruptcy of the other party to a repurchase agreement, the Fund could experience delays in recovering its cash or the securities lent. To the extent that in the interim the value of the securities purchased may have declined, the Fund could experience a loss. In all cases, the creditworthiness of the other party to a transaction is reviewed and found satisfactory by the Advisor. Repurchase agreements are, in effect, loans of Fund assets. The Funds will not engage in reverse repurchase transactions, which are considered to be borrowings under the 1940 Act.

Foreign Securities. Each Fund may invest in the securities of foreign private issuers. The same factors would be considered in selecting foreign securities as with domestic securities. Foreign securities investment presents special consideration not typically associated with investment in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuations in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial, or social instability, or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.

Because of the inherent risk of foreign securities over domestic issues, the Funds will limit foreign investments to those traded domestically as American Depository Receipts (ADRs). ADRs are receipts issued by a U.S. bank or trust company evidencing ownership of securities of a foreign issuer. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. The prices of ADRs are denominated in U.S.
dollars while the underlying security may be denominated in a foreign currency.

Investment Companies. In order to achieve its investment objective, each Fund may invest up to 10% of the value of its total assets in securities of other investment companies whose investment objectives are consistent with the Fund's investment objective. The Fund will not acquire securities of any one investment company if, immediately thereafter, the Fund would own more than 3% of such company's total outstanding voting securities, securities issued by such company would have an aggregate value in excess of 5% of the Fund's assets, or securities issued by such company and securities held by the Fund issued by other investment companies would have an aggregate value in excess of 10% of the Fund's assets. To the extent a Fund invests in other investment companies, the shareholders of the Fund would indirectly pay a portion of the operating costs of the underlying investment companies. These costs include management, brokerage, shareholder servicing and other operational expenses. Shareholders of the Fund would then indirectly pay higher operational costs than if they owned shares of the underlying investment companies directly.

Real Estate Securities. The Funds will not invest in real estate (including mortgage loans and limited partnership interests), but may invest in readily marketable securities issued by companies that invest in real estate or interests therein. The Funds may also invest in readily marketable interests in real estate investment trusts ("REITs"). REITs are generally publicly traded on the national stock exchanges and in the over-the-counter market and have varying degrees of liquidity. Although the Funds are not limited in the amount of these types of real estate securities they may acquire, it is not presently expected that within the next 12 months the Funds will have in excess of 10% of their assets in real estate securities.

                                  RISK FACTORS

Investment Policies and Techniques. Reference should be made to "Investment Objective and Policies" above for a description of special risks presented by the investment policies of the Funds and the specific securities and investment techniques that may be employed by the Funds, including the risks associated with repurchase agreements and foreign securities. A more complete discussion of certain of these securities and investment techniques and their associated risks is contained in the Statement of Additional Information.

Fluctuations in Value. To the extent that the major portion of the Funds' portfolios consists of common stocks, it may be expected that their net asset value will be subject to greater fluctuation than a portfolio containing mostly fixed income securities. The fixed income securities in which the Balanced Fund will invest are also subject to fluctuation in value. Such fluctuations may be based on movements in interest rates or from changes in the creditworthiness of the issuers, which may result from adverse business and economic developments or proposed corporate transactions, such as a leveraged buy-out or recapitalization of the issuer. The value of the Balanced Fund's fixed income securities will generally vary inversely with the direction of prevailing interest rate movements. Should interest rates increase or the creditworthiness of an issuer deteriorate, the value of the Balanced Fund's fixed income securities would decrease in value, which would have a depressing influence on the Balanced Fund's net asset value. Although certain of the U.S. Government Securities in which the Funds may invest are guaranteed as to timely payment of principal and interest, the market value of the securities, upon which the Funds' net asset value is based, will fluctuate due to the interest rate risks described above. Additionally, not all U.S. Government Securities are backed by the full faith and credit of the U.S. Government. Because there is risk in any investment, there can be no assurance that the Funds will achieve their investment objective.

Small Company Securities. To the extent that the Small Company Fund will consist principally of companies with a smaller market capitalization, shorter operating history, and smaller level of annual gross revenues than would be common in a typical large capitalization growth fund, and given that such companies have historically exhibited greater volatility of share price, the Small Company Fund may be subject to greater fluctuation than a portfolio of larger companies or a portfolio containing mostly fixed income securities.

Portfolio Turnover. Each Fund may sell portfolio securities without regard to the length of time they have been held in order to take advantage of new investment opportunities. Portfolio turnover generally involves some expense to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover may also have capital gains tax consequences. For the fiscal years ended March 31, 1997 and 1996, the turnover ratio for the Equity Fund was 34.21% and 48.06%, respectively, the turnover ratio for the Balanced Fund was 45.58% and 43.59%, respectively, and the turnover ratio for the Small Company Fund was 13.39% and 23.43%, respectively.

Illiquid Investments. Each Fund may invest up to 10% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price at which they are valued. Under the supervision of the Board of Trustees, the Advisor determines the liquidity of each Fund's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid securities before maturity may be time consuming and expensive, and it may be difficult or impossible for the Funds to sell illiquid investments promptly at an acceptable price. The Funds may not invest in restricted securities, which are securities that cannot be sold to the public without registration under the federal securities laws.

Forward Commitments and When-Issued Securities. Each Fund may purchase when-issued securities and commit to purchase securities for a fixed price at a future date beyond customary settlement time. Each Fund is required to hold and maintain in a segregated account until the settlement date, cash, U.S. Government Securities or high-grade debt obligations in an amount sufficient to meet the purchase price. Purchasing securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. In addition, no income accrues to the purchaser of when-issued securities during the period prior to issuance. Although a Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if the Advisor deems it appropriate to do so. The Fund may realize short-term gains or losses upon such sales.

                             INVESTMENT LIMITATIONS

To  limit  each  Fund's  exposure  to  risk,  the  Funds  have  adopted  certain fundamental investment limitations. Some of these restrictions are that the Funds will not: (1) issue senior securities, borrow money or pledge their assets; (2) make loans of money or securities, except that the Funds may invest in repurchase agreements (but repurchase agreements having a maturity of longer than seven days, together with other not readily marketable securities, are limited to 10% of the Funds' net assets); (3) invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors), if more than 5% of their total assets would be invested in such securities; (4) purchase foreign securities, except that the Funds may purchase foreign securities sold as ADRs without limit; (5) write, purchase, or sell puts, calls, warrants or combinations thereof, or purchase or sell commodities, commodities contracts, futures contracts or related options, or invest in oil, gas, or mineral leases or exploration programs, or real estate (but the Funds may invest in readily marketable securities of REITs or other companies that own or deal in real estate or oil, gas, or mineral leases or exploration programs); (6) invest more than 5% of their total assets at cost in the securities of any one issuer nor hold more than 10% of the voting stock of any issuer; and (7) invest in restricted securities. See "Investment Limitations" in the Fund's Statement of Additional Information for a complete list of investment limitations.

If the Board of Trustees of the Trust determines that the Funds' investment objectives can best be achieved by a substantive change in a non-fundamental investment limitation, the Board can make such change without shareholder approval and will disclose any such material changes in the then current Prospectus. Any limitation that is not specified in the Funds' Prospectus, or in the Statement of Additional Information, as being fundamental, is non-fundamental. If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Funds' portfolio securities will not constitute a violation of such limitation.

                              FEDERAL INCOME TAXES

Taxation of the Funds. The Internal Revenue Code of 1986, as amended (the "Code"), treats each series in the Trust, including the Funds, as a separate regulated investment company. Each series of the Trust, including the Funds, intends to qualify or remain qualified as a regulated investment company under the Code by distributing substantially all of its "net investment income" to shareholders and meeting other requirements of the Code. For the purpose of calculating dividends, net investment income consists of income accrued on portfolio assets, less accrued expenses. Upon qualification, the Funds will not be liable for federal income taxes to the extent earnings are distributed. The Board of Trustees retains the right for any series of the Trust, including the Funds, to determine for any particular year if it is advantageous not to qualify as a regulated investment company. Regulated investment companies, such as each series of the Trust, including the Funds, are subject to a non-deductible 4% excise tax to the extent they do not distribute the statutorily required amount of investment income, determined on a calendar year basis, and capital gain net income, using an October 31 year-end measuring period. The Funds intend to declare or distribute dividends during the calendar year in an amount sufficient to prevent imposition of the 4% excise tax.

For the fiscal year ended March 31, 1997, the Balanced Fund was considered a "personal holding company" under the Code since 50% of the value of the Balanced Fund's share were owned directly or indirectly by five or fewer individuals at certain times during the last half of the year. As a result, the Balanced Fund was unable to meet the requirements for taxation as a regulated investment company and will be unable to meet such requirements as long as it is classified as a personal holding company. As a personal holding company, the Balanced Fund is subject to federal income taxes on undistributed personal holding company income at the maximum individual income tax rate. For the fiscal year ended March 31, 1997, however, no provision was made for federal income taxes since substantially all taxable income was distributed to shareholders. For the current fiscal year, the Balanced Fund anticipates that either it will qualify as a regulated investment company under the Code or, if still considered a personal holding company, it will distribute substantially all of its taxable income for the current fiscal year to shareholders in order to avoid individual income taxes.

Taxation of Shareholders. For federal income tax purposes, any dividends and distributions from short-term capital gains that a shareholder receives in cash from the Funds or which are re-invested in additional shares will be taxable ordinary income. If a shareholder is not required to pay a tax on income, he will not be required to pay federal income taxes on the amounts distributed to him. A dividend declared in October, November or December of a year and paid in January of the following year will be considered to be paid on December 31 of the year of declaration.

Distributions paid by the Funds from long-term capital gains, whether received in cash or reinvested in additional shares, are taxable as long-term capital gains, regardless of the length of time an investor has owned shares in the Funds. Capital gain distributions are made when the Funds realize net capital gains on sales of portfolio securities during the year. Dividends and capital gain distributions paid by the Funds shortly after shares have been purchased, although in effect a return of investment, are subject to federal income taxation.

The sale of shares of the Funds is a taxable event and may result in a capital gain or loss. Capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series of a mutual fund).

The Trust will inform shareholders of the Funds of the source of their dividends and capital gains distributions at the time they are paid and, promptly after the close of each calendar year, will issue an information return to advise shareholders of the federal tax status of such distributions and dividends. Dividends and distributions may also be subject to state and local taxes. Shareholders should consult their tax advisors regarding specific questions as to federal, state or local taxes.

Federal income tax law requires investors to certify that the social security number or taxpayer identification number provided to the Funds is correct and that the investor is not subject to 31% withholding for previous under-reporting to the Internal Revenue Service (the "IRS"). Investors will be asked to make the appropriate certification on their application to purchase shares. If a shareholder of the Funds has not complied with the applicable statutory and IRS requirements, the Funds are generally required by federal law to withhold and remit to the IRS 31% of reportable payments (which may include dividends and redemption amounts).

                           DIVIDENDS AND DISTRIBUTIONS

Each Fund intends to distribute substantially all of its net investment income, if any, in the form of dividends. Each Fund will generally pay income dividends, if any, quarterly, and will generally distribute net realized capital gains, if any, at least annually.

Unless a shareholder elects to receive cash, dividends and capital gains will be automatically reinvested in additional full and fractional shares of the same Class of the Funds at the net asset value per share next determined. Reinvested dividends and capital gains are exempt from any sales load. Shareholders wishing to receive their dividends or capital gains in cash may make their request in writing to the Funds at 107 North Washington Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365. That request must be received by the Funds prior to the record date to be effective as to the next dividend. If cash payment is requested, checks will be mailed within five business days after the last day of each quarter or each Fund's fiscal year end, as applicable. Each shareholder of the Funds will receive a quarterly summary of his or her account, including information as to reinvested dividends from the Funds. Tax consequences to shareholders of dividends and distributions are the same if received in cash or in additional shares of the Funds.

In order to satisfy certain requirements of the Code, the Funds may declare special year-end dividend and capital gains distribution during December. Such distributions, if received by shareholders by January 31, are deemed to have been paid by the Funds and received by shareholders on December 31 of the prior year.

There is no fixed dividend rate, and there can be no assurance as to the payment of any dividends or the realization of any gains. Each Fund's net investment income available for distribution to holders of Investor Shares will be reduced by the amount of any expenses allocated to the Investor Shares, including the distribution and service fees under each Fund's Distribution Plan.

                              HOW SHARES ARE VALUED

Net asset value for each Class of Shares of the Funds is determined at 4:00 p.m., New York time, Monday through Friday, except on business holidays when the New York Stock Exchange is closed. The net asset value of the shares of each Fund for purposes of pricing sales and redemptions is equal to the total market value of its investments and other assets, less all of its liabilities, divided by the number of its outstanding shares. Net asset value is determined separately for each Class of Shares of a Fund and reflects any liabilities allocated to a particular Class as well as the general liabilities of the Fund.

Securities that are listed on a securities exchange are valued at the last quoted sales price at the time the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded by the Funds. Securities that are listed on an exchange and which are not traded on the valuation date are valued at the mean of the bid and asked prices. Unlisted securities for which market quotations are readily available are valued at the latest quoted sales price, if available, at the time of valuation, otherwise, at the latest quoted bid price. Temporary cash investments with maturities of 60 days or less will be valued at amortized cost, which approximates market value. Securities for which no current quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Trustees of the Trust. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

Fixed  income  securities  will  ordinarily  be traded  on the  over-the-counter market. When market quotations are not readily available, fixed income securities may be valued based on prices provided by a pricing service. The prices provided by the pricing service are generally determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities, and developments related to specific securities. Such fixed income securities may also be priced based upon a matrix system of pricing similar bonds and other fixed income securities. Such matrix system may be based upon the considerations described above used by other pricing services and information obtained by the pricing agent from the Advisor and other pricing sources deemed relevant by the pricing agent.

                           HOW SHARES MAY BE PURCHASED

Assistance in opening accounts and a purchase application may be obtained from the Funds by calling 1-800-525-3863, or by writing to the Funds at the address shown below for purchases by mail. Assistance is also available through any broker-dealer authorized to sell shares in the Funds. Payment for shares purchased may also be made through your account at the broker-dealer processing your application and order to purchase. Your investment will purchase shares at each Fund's net asset value next determined after your order is received by the Fund in proper form as indicated herein.

The minimum initial investment is $10,000 ($2,000 for IRAs and Keogh Plans). The minimum subsequent investment is $500. The Funds may, in the Advisor's sole discretion, accept certain accounts with less than the stated minimum initial investment. You may invest in the following ways:

Purchases by Mail. Shares may be purchased initially by completing the application accompanying this Prospectus and mailing it, together with a check payable to the applicable Fund, to the Brown Capital Management Funds, Investor Shares, 107 North Washington Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365. Subsequent investments in an existing account in the Funds may be made at any time by sending a check payable to the applicable Fund, to the address stated above. Please enclose the stub of your account statement and include the amount of the investment, the name of the account for which the investment is to be made and the account number. Please remember to add a reference to the applicable Fund and to "Investor Shares" to your check to ensure proper credit to your account.

Purchases by Wire. To purchase shares by wiring federal funds, each Fund must first be notified by calling 1-800-525-3863 to request an account number and furnish the Fund with your tax identification number. Following notification to a Fund, federal funds and registration instructions should be wired through the Federal Reserve System to:

                      First Union National Bank of North Carolina
                      Charlotte, North Carolina
                      ABA # 053000219 For credit to either:
                        The Brown Capital Management Equity Fund
                          Acct #2000000861768
                                 OR
                        The Brown Capital Management Balanced Fund
                          Acct #2000000861917
                                 OR
                        The Brown Capital Management Small Company Fund
                          Acct #2000000861904
                      For further credit to (shareholder's name and SS# or EIN#)


It is important that the wire contain all the information and that the Funds receive prior telephone notification to ensure proper credit. A completed application with signature(s) of registrant(s) must be mailed to the applicable Fund immediately after the initial wire as described under "Purchases by Mail" above. Investors should be aware that some banks may impose a wire service fee.

General. All purchases of shares are subject to acceptance and are not binding until accepted. Each Fund reserves the right to reject any application or investment. Orders become effective, and shares are purchased at, the next determined net asset value per share after an investment has been received by a Fund, which is as of 4:00 p.m., New York time, Monday through Friday, exclusive of business holidays. Orders received by a Fund and effective prior to such 4:00 p.m. time will purchase shares at the net asset value determined at that time. Otherwise, your order will purchase shares as of such 4:00 p.m. time on the next business day. For orders placed through a qualified broker-dealer, such firm is responsible for promptly transmitting purchase orders to the Funds. Investors may be charged a fee if they effect transactions in Fund shares through a broker or agent.

If checks are returned unpaid due to nonsufficient funds, stop payment or other reasons, the Trust will charge $20. To recover any such loss or charge, the Trust reserves the right, without further notice, to redeem shares of any fund of the Trust already owned by any purchaser whose order is canceled, and such a purchaser may be prohibited from placing further orders unless investments are accompanied by full payment by wire or cashier's check.

Payment must be made by check or money order drawn on a U.S. bank and payable in U.S. dollars. Under certain circumstances the Funds, at their sole discretion, may allow payment in kind for Fund shares purchased by accepting securities in lieu of cash. Any securities so accepted would be valued on the date received and included in the calculation of the net asset value of the applicable Fund. See the Statement of Additional Information for additional information on purchases in kind.

Each Fund is required by federal law to withhold and remit to the IRS 31% of the dividends, capital gains distributions and, in certain cases, proceeds of redemptions paid to any shareholder who fails to furnish the Fund with a correct taxpayer identification number, who under-reports dividend or interest income or who fails to provide certification of tax identification number. Instructions to exchange or transfer shares held in established accounts will be refused until the certification has been provided. In order to avoid this withholding requirement, you must certify on your application, or on a separate W-9 Form supplied by the Funds, that your taxpayer identification number is correct and that you are not currently subject to backup withholding or you are exempt from backup withholding. For individuals, your taxpayer identification number is your social security number.

Distribution Plan. Capital Investment Group, Inc., Post Office Box 32249, Raleigh, North Carolina 27622 (the "Distributor"), is the national distributor for the Funds under a Distribution Agreement with the Trust. The Distributor may sell Fund shares to or through qualified securities dealers or others. Richard
K. Bryant, a Trustee of the Trust and an officer of another series of the Trust, and Elmer O. Edgerton, Jr., an officer of another series of the Trust, control the Distributor. Messrs Bryant and Edgerton are not officers of the Funds.

The Trust has adopted a Distribution Plan (the "Plan") for the Investor Shares of each Fund pursuant to Rule 12b-1 under the 1940 Act. Under the Plan each Fund may reimburse any expenditures to finance any activity primarily intended to result in sale of the Investor Shares of the Fund or the servicing of shareholder accounts, including, but not limited to, the following: (i) payments to the Distributor, securities dealers, and others for the sale of Investor Shares of the Fund; (ii) payment of compensation to and expenses of personnel who engage in or support distribution of Investor Shares of the Fund or who render shareholder support services not otherwise provided by the Administrator or Custodian; and (iii) formulation and implementation of marketing and promotional activities. The categories of expenses for which reimbursement is made are approved by the Board of Trustees of the Trust. Expenditures by each Fund pursuant to the Plan are accrued based on the Investor Shares' average daily net assets and may not exceed 0.25% of the Investor Shares' average net assets for each year elapsed subsequent to adoption of the Plan. Such expenditures paid as service fees to any person who sells Fund shares may not exceed 0.25% of the Investor Shares' average annual net asset value of such shares.

The Plan for each Fund may not be amended to increase materially the amount to be spent under the Plan without shareholder approval. The continuation of the Plan must be approved by the Board of Trustees annually. At least quarterly the Board of Trustees must review a written report of amounts expended pursuant to the Plan and the purposes for which such expenditures were made.

The Distributor, at its expense, may also provide additional compensation to dealers in connection with sales of shares of the Funds. Compensation may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding the Funds, and/or other dealer-sponsored special events. In some instances, this compensation may be made available only to certain dealers whose representatives have sold or are expected to sell a significant amount of such shares. Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Dealers may not use sales of the Fund shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. None of the aforementioned compensation is paid for by the Funds or their shareholders.

Exchange Feature. Investors will have the privilege of exchanging shares of a Fund for shares of another Fund or shares of any other series of the Trust established by the Advisor. An exchange is a taxable transaction that involves the simultaneous redemption of shares of one series and purchase of shares of another series at the respective closing net asset value next determined after a request for redemption has been received plus applicable sales charge. Each series of the Trust will have a different investment objective, which may be of interest to investors in each series. Shares of a Fund may be exchanged for shares of another Fund or shares of any other series of the Trust affiliated with the Advisor at the net asset value plus the percentage difference between that series' sales charge and any sales charge previously paid in connection with the shares being exchanged. For example, if a 2% sales charge was paid on shares that are exchanged into a series with a 3% sales charge, there would be an additional sales charge of 1% on the exchange. Exchanges may only be made by investors in states where shares of the other series are qualified for sale. An investor may direct a Fund to exchange his shares by writing to the Fund at its principal office. The request must be signed exactly as the investor's name appears on the account, and it must also provide the account number, number of shares to be exchanged, the name of the Fund or other series to which the exchange will take place and a statement as to whether the exchange is a full or partial redemption of existing shares. Notwithstanding the foregoing, exchanges of shares may only be within the same class or type of class of shares involved. For example, Investor Shares may not be exchanged for any other Class of Shares of the Funds.

A pattern of frequent exchange transactions may be deemed by the Advisor to be an abusive practice that is not in the best interests of the shareholders of the Funds. Such a pattern may, at the discretion of the Advisor, be limited by a Fund's refusal to accept further purchase and/or exchange orders from an investor, after providing the investor with 60 days prior notice. The Advisor will consider all factors it deems relevant in determining whether a pattern of frequent purchases, redemptions and/or exchanges by a particular investor is abusive and not in the best interests of a Fund or its other shareholders.

A shareholder should consider the investment objectives and policies of any other Fund or series into which the shareholder will be making an exchange, as described in the prospectus for that other Fund or series. The Board of Trustees of the Trust reserves the right to suspend or terminate, or amend the terms of, the exchange privilege upon 60 days written notice to the shareholders.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Funds will automatically charge the checking account for the amount specified ($100 minimum), which will be automatically invested in shares at the net asset value on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Funds.

Stock Certificates. Stock certificates will not be issued for your shares. Evidence of ownership will be given by issuance of periodic account statements that will show the number of shares owned.

                           HOW SHARES MAY BE REDEEMED

Shares of each Fund may be redeemed (the Fund will repurchase them from shareholders) by mail or telephone. Any redemption may be more or less than the purchase price of your shares depending on the market value of the applicable Fund's portfolio securities. All redemption orders received in proper form, as indicated herein, by a Fund, whether by mail or telephone, prior to 4:00 p.m. New York time, Monday through Friday, except for business holidays, will redeem shares at the net asset value determined at that time. Otherwise, your order will redeem shares as of such 4:00 p.m. time on the next business day. There is no charge for redemptions from a Fund other than possible charges for wiring redemption proceeds. You may also redeem your shares through a broker-dealer or other institution, who may charge you a fee for its services.

The Board of Trustees reserves the right to involuntarily redeem any account having a net asset value of less than $1,000 (due to redemptions, exchanges or transfers, and not due to market action) upon 30 days written notice. If the shareholder brings his account net asset value up to $1,000 or more during the notice period, the account will not be redeemed. Redemptions from retirement plans may be subject to tax withholding.

If you are uncertain of the requirements for redemption, please contact the Funds, at 1-800-525-3863, or write to the address shown below.

Regular Mail Redemptions. Your request should be addressed to The Brown Capital Management Funds, Investor Shares, 107 North Washington Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365. Your request for redemption must include:

1) Your letter of instruction specifying the applicable Fund, the account number, and the number of shares or dollar amount to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

2)   Any required signature guarantees (see "Signature Guarantees" below); and

3) Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds will be sent to you within seven days after receipt of your redemption request. However, each Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. Such delay (which may take up to 15 days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer. In all cases the net asset value next determined after the receipt of the request for redemption will be used in processing the redemption. Each Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the New York Stock Exchange is closed, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for a Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the Commission may permit.

Telephone and Bank Wire Redemptions. Each Fund offers shareholders the option of redeeming shares by telephone under certain limited conditions. A Fund will redeem shares when requested by the shareholder if, and only if, the shareholder confirms redemption instructions in writing.

A Fund may rely upon confirmation of redemption requests transmitted via facsimile (FAX# 919-972-1908). The confirmation instructions must include:

1)   Designation of the Equity, Balanced, or Small Company Fund;

2)   Shareholder name and account number;

3)   Number of shares or dollar amount to be redeemed;

4)   Instructions for transmittal of redemption funds to the shareholder; and

5) Shareholder signature as it appears on the application then on file with the applicable Fund.

The net asset  value used in  processing  the  redemption  will be the net asset value next determined after the telephone request is received. Redemption proceeds will not be distributed until written confirmation of the redemption request is received, per the instructions above. You can choose to have redemption proceeds mailed to you at your address of record, your bank, or to any other authorized person, or you can have the proceeds sent by bank wire to your bank ($5,000 minimum). Shares of the Funds may not be redeemed by wire on days on which your bank is not open for business. You can change your redemption instructions anytime you wish by filing a letter including your new redemption instructions with the Funds. (See "Signature Guarantees" below.) Each Fund reserves the right to restrict or cancel telephone and bank wire redemption privileges for shareholders, without notice, if the Fund believes it to be in the best interest of the shareholders to do so. During drastic economic and market conditions, telephone redemption privileges may be difficult to implement.

The Funds in their discretion may choose to pass through to redeeming shareholders any charges by the Custodian for wire redemptions. The Custodian currently charges $7.00 per transaction for wiring redemption proceeds. If this cost is passed through to redeeming shareholders by the Funds, the charge will be deducted automatically from the shareholder's account by redemption of shares in the account. The shareholder's bank or brokerage firm may also impose a charge for processing the wire. If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

You may redeem shares, subject to the procedures outlined above, by calling the Funds at 1-800-525-3863. Redemption proceeds will only be sent to the bank account or person named in your Fund Shares Application currently on file with the Funds. Telephone redemption privileges authorize the applicable Fund to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Fund to be genuine. Each Fund will employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine, and, if it does not follow such procedures, the Fund will be liable for any losses due to fraudulent or unauthorized instructions. The Fund will not be liable for following telephone instructions reasonably believed to be genuine.

Systematic Withdrawal Plan. A shareholder who owns shares of a Fund valued at $10,000 or more at current net asset value may establish a Systematic Withdrawal Plan to receive a monthly or quarterly check in a stated amount not less than $100. Each month or quarter as specified, the Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. Call or write the Funds for an application form. See the Statement of Additional Information for further details.

Signature  Guarantees.  To  protect  your  account  and the  Funds  from  fraud, signature guarantees are required to be sure that you are the person who has authorized a change in registration, or standing instructions, for your account. Signature guarantees are required for (1) change of registration requests, (2) requests to establish or change exchange privileges or telephone redemption service other than through your initial account application, and (3) requests for redemptions in excess of $50,000. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange or association clearing agency, and must appear on the written request for redemption, establishment or change in exchange privileges, or change of registration.

                             MANAGEMENT OF THE FUNDS

Trustees and Officers. Each Fund is a diversified series of The Nottingham Investment Trust II (the "Trust"), an investment company organized as a Massachusetts business trust on October 25, 1990. The Board of Trustees of the Trust is responsible for the management of the business and affairs of the Trust. The Trustees and executive officers of the Trust and their principal occupations for the last five years are set forth in the Statement of Additional Information under "Management of the Funds - Trustees and Officers." The Board of Trustees of the Trust is primarily responsible for overseeing the conduct of the Trust's business. The Board of Trustees elects the officers of the Trust who are responsible for its and the Funds' day-to-day operations.

The Advisor. Subject to the authority of the Board of Trustees, Brown Capital Management, Inc. (the "Advisor") provides each Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to an Investment Advisory Agreement (the "Advisory Agreement") with the Trust.

The Advisor is registered under the Investment Advisors Act of 1940, as amended. Registration of the Advisor does not involve any supervision of management or investment practices or policies by the Securities and Exchange Commission. The Advisor, established as a Maryland corporation in 1983, is controlled by Eddie
C. Brown. The Advisor currently serves as investment advisor to approximately $2.8 billion in assets. The Advisor has been rendering investment counsel, utilizing investment strategies substantially similar to that of the Funds, to individuals, banks and thrift institutions, pension and profit sharing plans, trusts, estates, charitable organizations and corporations since its formation. The Advisor's address is 809 Cathedral Street, Baltimore, Maryland 21201.

Compensation of the Advisor with regard to the Equity Fund, based upon the Fund's daily average net assets, is at the annual rate of 0.65% of the first $25 million of net assets and 0.50% of all assets over $25 million. The Advisor has voluntarily waived its fee and reimbursed a portion of the Fund's operating expenses for the fiscal year ended March 31, 1997. The total fees waived amounted to $19,581 and expenses reimbursed amounted to $45,950.

Compensation of the Advisor with regards to the Balanced Fund, based upon the Fund's daily average net assets, is at the annual rate of 0.65% of the first $25 million of net assets and 0.50% of all assets over $25 million. The Advisor has voluntarily waived its fee and reimbursed a portion of the Fund's operating expenses for the fiscal year ended March 31, 1997. The total fees waived amounted to $24,852 and expenses reimbursed amounted to $38,061.

Compensation of the Advisor with regards to the Small Company Fund, based upon the Fund's daily average net assets, is at the annual rate of 1.00%. The Advisor has voluntarily waived substantially all of its fee and reimbursed a portion of the Fund's operating expenses for the fiscal year ended March 31, 1997. The total fees waived amounted to $50,549 (the Advisor received $205 of its fee) and expenses reimbursed amounted to $10,610.

The Advisor supervises and implements the investment activities of each Fund, including the making of specific decisions as to the purchase and sale of portfolio investments. Among the responsibilities of the Advisor under the Advisory Agreement is the selection of brokers and dealers through whom transactions in each Fund's portfolio investments will be effected. The Advisor attempts to obtain the best execution for all such transactions. If it is believed that more than one broker is able to provide the best execution, the Advisor will consider the receipt of quotations and other market services and of research, statistical and other data and the sale of shares of the Fund in selecting a broker. The Advisor may also utilize a brokerage firm affiliated with the Trust or the Advisor if it believes it can obtain the best execution of transactions from such broker. Research services obtained through Fund brokerage transactions may be used by the Advisor for its other clients and, conversely, the Funds may benefit from research services obtained through the brokerage transactions of the Advisor's other clients. For further information, see "Investment Objective and Policies - Investment Transactions" in the Statement of Additional Information.

Eddie C. Brown, a director, executive officer, and controlling shareholder of the Advisor and Trustee and executive officer of the Trust, has been responsible for day-to-day management of each Fund's portfolio since its inception in 1992. He has been with the Advisor since its inception.

The Administrator. The Trust has entered into an Administration Agreement with The Nottingham Company (the "Administrator"), 105 North Washington Street, Post Office Drawer 69, Rocky Mount, North Carolina 27802-0069, pursuant to which the Administrator receives a fee at the annual rate of 0.25% of the average daily net assets of the Fund on the first $10 million; 0.20% of the next $40 million; 0.175% on the next $50 million; and 0.15% of its average daily net assets in excess of $100 million. In addition, the Administrator currently receives a base monthly fee of $1,750 for accounting and recordkeeping services for the Fund and $750 for each Class of Shares beyond the initial Class of Shares of the Fund. The Administrator also charges the Fund for certain costs involved with the daily valuation of investment securities and is reimbursed for out-of-pocket expenses. The Administrator charges a minimum fee of $3,000 per month for all of its fees taken in the aggregate, analyzed monthly.

Subject  to  the   authority  of  the  Board  of  Trustees,   the  services  the
Administrator provides to each Fund include coordinating and monitoring any third parties furnishing services to the Fund; and providing the necessary office space, equipment and personnel to perform administrative and clerical functions for the Fund; and preparing, filing and distributing proxy materials, periodic reports to shareholders, registration statements and other documents. The Administrator also performs certain accounting and pricing services for each Fund as pricing agent, including the daily calculation of each Fund's net asset value.

The Administrator was incorporated as a North Carolina corporation in 1988. With its predecessors and affiliates, the Administrator has been operating as a financial services firm since 1985. Frank P. Meadows III is the firm's Managing Director and controlling shareholder.

The Transfer Agent. NC Shareholder Services, LLC (the "Transfer Agent") serves as the Funds' transfer, dividend paying, and shareholder servicing agent. The Transfer Agent, subject to the authority of the Board of Trustees, provides transfer agency services pursuant to an agreement with the Administrator, which has been approved by the Trust. The Transfer Agent maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions. The Transfer Agent is compensated for its services by the Administrator and not directly by the Funds.

The Transfer Agent, whose address is 107 North Washington Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365, was established as a North Carolina limited liability company in 1997. John D. Marriott, Jr., is the firm's controlling member.

The Custodian. First Union National Bank of North Carolina (the "Custodian"), Two First Union Center, Charlotte, North Carolina 28288-1151, serves as Custodian of each Fund's assets. The Custodian acts as the depository for each Fund, safekeeps its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Fund's request and maintains records in connection with its duties.

Other Expenses. Each Fund is responsible for the payment of its expenses. These include, for example, the fees payable to the Advisor, or expenses otherwise incurred in connection with the management of the investment of the Fund's assets, the fees and expenses of the Custodian, the fees and expenses of the Administrator, the fees and expenses of Trustees, outside auditing and legal expenses, all taxes and corporate fees payable by the Fund, Securities and Exchange Commission fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders, costs of shareholder reports and shareholder meetings, and any extraordinary expenses. Each Fund also pays for brokerage commissions and transfer taxes (if any) in connection with the purchase and sale of portfolio securities. Expenses attributable to a particular series of the Trust, including each Fund, will be charged to that series, and expenses not readily identifiable as belonging to a particular series will be allocated by or under procedures approved by the Board of Trustees among one or more series in such a manner as it deems fair and equitable. Any expenses relating only to a particular Class of Shares of the Funds will be borne solely by such Class.

                                OTHER INFORMATION

Description of Shares. The Trust was organized as a Massachusetts business trust on October 25, 1990, under a Declaration of Trust. The Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares and to create an unlimited number of series of shares. The Board of Trustees may also classify and reclassify any unissued shares into one or more classes of shares. The Trust currently has the number of authorized series of shares, including the Funds, and classes of shares, described in the Statement of Additional Information under "Description of the Trust." Pursuant to its authority under the Declaration of Trust, the Board of Trustees has authorized the issuance of an unlimited number of shares in each of two Classes ("Investor Shares" and "Institutional Shares") representing equal pro rata interests in each Fund, except that the Classes bear different expenses that reflect the differences in services provided to them. Investor Shares bear potential distribution expenses and service fees. Institutional Shares bear no shareholder servicing or distribution fees. As a result of different charges, fees, and expenses between the Classes, the total return on each Fund's Investor Shares will generally be lower than the total return on the Institutional Shares. Standardized total return quotations will be computed separately for each Class of Shares of the Funds.

THIS PROSPECTUS RELATES TO EACH FUND'S INVESTOR SHARES AND DESCRIBES ONLY THE POLICIES, OPERATIONS, CONTRACTS, AND OTHER MATTERS PERTAINING TO THE INVESTOR SHARES. EACH FUND ALSO ISSUES A CLASS OF INSTITUTIONAL SHARES. SUCH OTHER CLASS MAY HAVE DIFFERENT SALES CHARGES AND EXPENSES, WHICH MAY AFFECT PERFORMANCE. INVESTORS MAY CALL THE FUNDS AT 1-800-525-3863 TO OBTAIN MORE INFORMATION CONCERNING OTHER CLASSES AVAILABLE TO THEM THROUGH THEIR SALES REPRESENTATIVE. INVESTORS MAY OBTAIN INFORMATION CONCERNING THOSE CLASSES FROM THEIR SALES
REPRESENTATIVE, THE DISTRIBUTOR, THE FUNDS, OR ANY OTHER PERSON WHICH IS OFFERING OR MAKING AVAILABLE TO THEM THE SECURITIES OFFERED IN THIS PROSPECTUS.

When issued, the shares of each series of the Trust, including the Funds, and each class of shares, will be fully paid, nonassessable and redeemable. The Trust does not intend to hold annual shareholder meetings; it may, however, hold special shareholder meetings for purposes such as changing fundamental policies or electing Trustees. The Board of Trustees shall promptly call a meeting for the purpose of electing or removing Trustees when requested in writing to do so by the record holders of at least 10% of the outstanding shares of the Trust. The term of office of each Trustee is of unlimited duration. The holders of at least two-thirds of the outstanding shares of the Trust may remove a Trustee from that position either by declaration in writing filed with the Custodian or by votes cast in person or by proxy at a meeting called for that purpose.

The Trust's shareholders will vote in the aggregate and not by series (fund) or class, except where otherwise required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of the shareholders of a particular series or class. Matters affecting an individual series, such as each Fund, include, but are not limited to, the investment objectives, policies and restrictions of that series. Shares have no subscription, preemptive or conversion rights. Share certificates will not be issued. Each share is entitled to one vote (and fractional shares are entitled to proportionate fractional votes) on all matters submitted for a vote, and shares have equal voting rights except that only shares of a particular series or class are entitled to vote on matters affecting only that series or class. Shares do not have cumulative voting rights. Therefore, the holders of more than 50% of the aggregate number of shares of all series of the Trust may elect all the Trustees.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust, therefore, contains provisions which are intended to mitigate such liability. See "Description of the Trust" in the Statement of Additional Information for further information about the Trust and its shares.

Reporting to Shareholders. Each Fund will send to its shareholders Annual and Semi-Annual Reports; the financial statements appearing in Annual Reports for each Fund will be audited by independent accountants. In addition, the Funds will send to each shareholder having an account directly with the Funds a quarterly statement showing transactions in the account, the total number of shares owned and any dividends or distributions paid. Inquiries regarding the Funds may be directed in writing to 107 North Washington Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365 or by calling 1-800-525-3863.

Calculation of Performance Data. From time to time each Fund may advertise its average annual total return for each Class of Shares. The "average annual total return" refers to the average annual compounded rates of return over 1-, 5- and 10-year periods that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation assumes the reinvestment of all dividends and distributions, includes all recurring fees that are charged to all shareholder accounts and deducts all nonrecurring charges at the end of each period. If a Fund has been operating less than 1, 5 or 10 years, the time period during which the Fund has been operating is substituted.

In addition, each Fund may advertise other total return performance data other than average annual total return for each Class of Shares. This data shows as a percentage rate of return encompassing all elements of return (i.e. income and capital appreciation or depreciation); it assumes reinvestment of all dividends and capital gain distributions. Such other total return data may be quoted for the same or different periods as those for which average annual total return is quoted. This data may consist of a cumulative percentage rate of return, actual year-by-year rates or any combination thereof. Cumulative total return represents the cumulative change in value of an investment in a Fund for various periods.

The total return of a Fund could be increased to the extent the Advisor may waive all or a portion of its fees or may reimburse all or a portion of the Fund's expenses. Total return figures are based on the historical performance of the Fund, show the performance of a hypothetical investment, and are not intended to indicate future performance. Each Fund's quotations may from time to time be used in advertisements, sales literature, shareholder reports, or other communications. For further information, see "Additional Information on Performance" in the Statement of Additional Information.

No dealer, salesman, or other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Funds or the Advisor. This Prospectus does not constitute an offering in any state in which an offering may not lawfully be made.

Each Fund reserves the right in its sole discretion to withdraw all or any part of the offering made by this Prospectus or to reject purchase orders. All orders to purchase shares are subject to acceptance by each Fund and are not binding until confirmed or accepted in writing.

          The Brown Capital Management Funds
              107 North Washington Street
                 Post Office Box 4365
        Rocky Mount, North Carolina 27803-0365
                    1-800-525-3863

                  Investment Advisor
            Brown Capital Management, Inc.
                 809 Cathedral Street
               Baltimore, Maryland 21201

            Administrator & Fund Accountant
                The Nottingham Company
                 Post Office Drawer 69
        Rocky Mount, North Carolina 27802-0069

         Dividend Disbursing & Transfer Agent
             NC Shareholder Services, LLC
                 Post Office Box 4365
        Rocky Mount, North Carolina 27803-0365

                      Distributor
            Capital Investment Group, Inc.
                 Post Office Box 32249
             Raleigh, North Carolina 27622

                       Custodian
      First Union National Bank of North Carolina
                Two First Union Center
         Charlotte, North Carolina 28288-1151

                 Independent Auditors
                 Deloitte & Touche LLP
                  2500 One PPG Place
          Pittsburgh, Pennsylvania 15222-5401


   ------------------------------------------------


                   THE BROWN CAPITAL
                   MANAGEMENT FUNDS

                    INVESTOR CLASS

         ------------------------------------















                      PROSPECTUS






                     July 31, 1997

PROSPECTUS
                       THE BROWN CAPITAL MANAGEMENT FUNDS

                               INSTITUTIONAL CLASS

The investment objective of The Brown Capital Management Equity Fund is to seek capital appreciation principally through investments in equity securities, such as common and preferred stocks and securities convertible into common stocks. Current income will be of secondary importance. The investment objective of The Brown Capital Management Balanced Fund is to provide its shareholders with a maximum total return consisting of any combination of capital appreciation, both realized and unrealized, and income. The Fund will seek to achieve this objective by investing in a flexible portfolio of equity securities, fixed income securities, and money market instruments. The investment objective of The Brown Capital Management Small Company Fund is to seek capital appreciation principally through investment in the equity securities of those companies with operating revenues of $250 million or less at the time of the initial investment. Current income will be of secondary importance. While there is no assurance that any of the Funds will achieve their particular investment objective, they endeavor to do so by following the investment policies described herein.

This Prospectus relates to shares ("Institutional Shares") representing interests in the Funds. The Institutional Shares are offered to institutions and certain other investors described herein without any sales or redemption charges or shareholder servicing or distribution fees. See "Prospectus Summary - Offering Price."

                               INVESTMENT ADVISOR
                         Brown Capital Management, Inc.
                              809 Cathedral Street
                            Baltimore, Maryland 21201

The Brown Capital Management Funds (the "Funds") are diversified series of The Nottingham Investment Trust II (the "Trust"), a registered open-end management investment company. This Prospectus sets forth concisely the information about the Funds that a prospective investor should know before investing. Investors should read this Prospectus and retain it for future reference. Additional information about the Funds has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request and without charge. You may request the Statement of Additional Information, which is incorporated in this Prospectus by reference, by writing the Funds at Post Office Box 4365, Rocky Mount, North Carolina 27803-0365, or by calling 1-800-525-3863. The SEC also maintains an Internet Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding the Funds.

     Investment in the Funds involves risks, including the possible loss of principal. Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, and such shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
      AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON
 THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
                             IS A CRIMINAL OFFENSE.

The date of this Prospectus and the Statement of Additional Information is July 31, 1997.

                                TABLE OF CONTENTS

PROSPECTUS SUMMARY..........................................................  2

FEE TABLE...................................................................  3

FINANCIAL HIGHLIGHTS........................................................  4

INVESTMENT OBJECTIVE AND POLICIES...........................................  6

RISK FACTORS................................................................ 11

INVESTMENT LIMITATIONS...................................................... 12

FEDERAL INCOME TAXES........................................................ 13

DIVIDENDS AND DISTRIBUTIONS................................................. 14

HOW SHARES ARE VALUED....................................................... 14

HOW SHARES MAY BE PURCHASED................................................. 15

HOW SHARES MAY BE REDEEMED.................................................. 17

MANAGEMENT OF THE FUNDS..................................................... 19

OTHER INFORMATION........................................................... 21


This Prospectus is not an offering of the securities herein described in any state in which the offering is unauthorized. No sales representative, dealer or other person is authorized to give any information or make any representations other than those contained in this Prospectus.

                               PROSPECTUS SUMMARY

The Funds. The Brown Capital Management Funds (the "Funds") are diversified series of The Nottingham Investment Trust II (the "Trust"), a registered open-end management investment company organized as a Massachusetts business trust. This Prospectus relates to Institutional Shares of the Funds. See "Other Information -Description of Shares."

Offering Price. The Institutional Shares of each Fund are offered at net asset value without a sales charge and are not subject to any shareholder servicing or distribution fees. The Institutional Shares are available only to the following classes of investors: clients of the Advisor, and any other institutional investor. The minimum initial investment is $10,000 ($2,000 for IRAs and Keogh Plans). The minimum subsequent investment is $500. See "How Shares May be Purchased."

Investment Objective and Special Risk Considerations. The investment objective of The Brown Capital Management Equity Fund (the "Equity Fund") is to seek capital appreciation principally through investments in equity securities, such as common and preferred stocks and securities convertible into common stocks. Current income will be of secondary importance. In most instances the Equity Fund will be at least 90% invested in equity securities. The investment objective of The Brown Capital Management Balanced Fund (the "Balanced Fund") is to provide its shareholders with a maximum total return consisting of any combination of capital appreciation, both realized and unrealized, and income. The Fund will seek to achieve this objective by investing in a flexible portfolio of equity securities, fixed income securities, and money market instruments. Fixed income securities and money market instruments will generally comprise not less than 25% and not more than 75% of the portfolio. The investment objective of The Brown Capital Management Small Company Fund (the "Small Company Fund") is to seek capital appreciation principally through investment in the equity securities of those companies with operating revenues of $250 million or less at the time of the initial investment ("small companies"). Current income will be of secondary importance. In most instances the Small Company Fund will be at least 90% invested in equity securities and at least 65% invested in equity securities of small companies. See "Investment Objective and Policies."

The Funds are not intended to be a complete investment program, and there can be no assurance that any Fund will achieve its investment objective. While the Funds will invest primarily in common stocks traded in U.S. securities markets, some of each Fund's investments may include foreign securities (in the form traded domestically as American Depository Receipts), illiquid securities, and securities purchased subject to a repurchase agreement or on a "when-issued" basis, which involve certain risks. A portion of the Balanced Fund will be invested in fixed income securities, which will be subject to risks associated with movements in interest rates. Since the Small Company Fund will invest principally in small companies, it will be subject to the greater volatility and risks associated with such investments. See "Risk Factors."

Manager. Subject to the general supervision of the Trust's Board of Trustees and in accordance with the Funds' investment policies, Brown Capital Management, Inc. of Baltimore, Maryland (the "Advisor"), manages the Funds' investments. The Advisor currently manages approximately $2.8 billion in assets. For its advisory services, the Advisor receives a monthly fee, based on each Fund's average daily net assets, at the annual rate of 0.65% of the first $25 million of net assets and 0.50% of all assets over $25 million for the Equity and Balanced Funds, and at the annual rate of 1.00% for the Small Company Fund. See "Management of the Funds - The Advisor."

Dividends. Income dividends, if any, are generally paid quarterly; capital gains, if any, are generally paid at least once each year. Dividends and capital gains distributions are automatically reinvested in additional shares of the same Class at net asset value unless the shareholder elects to receive cash. See "Dividends and Distributions."

Distributor. Capital Investment Group, Inc. (the "Distributor") serves as distributor of shares of each Fund. See "How Shares May Be Purchased - Distributor."

Redemption of Shares. There is no charge for redemptions other than possible charges associated with wire transfers of redemption proceeds. Shares may be redeemed at any time at the net asset value next determined after receipt of a redemption request by a Fund. A shareholder who submits appropriate written authorization may redeem shares by telephone. See "How Shares May Be Redeemed."

                                    FEE TABLE

The following table sets forth certain information in connection with the expenses of the Institutional Shares of the Funds for the current fiscal year. The information is intended to assist the investor in understanding the various costs and expenses borne by the Institutional Shares of the Funds, and therefore indirectly by their investors, the payment of which will reduce an investor's return on an annual basis.

                  Shareholder Transaction Expenses for Institutional Shares

                Maximum sales load imposed on purchases
                   (as a percentage of offering price).....................None
                Maximum sales load imposed on reinvested dividends.........None
                Maximum deferred sales load................................None
                Redemption fees*...........................................None
                Exchange fee...............................................None

                * The Funds in their discretion may choose to pass through to redeeming shareholders any charges imposed by the Custodian for wiring redemption proceeds. The Custodian currently charges the Funds $7.00 per transaction for wiring redemption proceeds.

   Annual Fund Operating Expenses for Institutional Shares - After Fee Waivers
                           and Expense Reimbursements1
                     (as a percentage of average net assets)
                                                                   Small
                                          Equity     Balanced     Company
         Investment advisory fees...........0.00% 1    0.00%  1    0.00% 1
         12b-1 fees..........................None       None        None
         Other expenses.....................1.20% 1    1.20%  1    1.50% 1
                                            -----      -----       -----
            Total operating expenses........1.20% 1    1.20%  1    1.50% 1
                                            =====      =====       =====

EXAMPLE: You would pay the following expenses on a $1,000 investment in Institutional Shares of the Funds, whether or not you redeem at the end of the period, assuming a 5% annual return:

                             1 Year       3 Years       5 Years      10 Years
                             ------       -------       -------      --------

         Equity                $12          $38           $66          $145
         Balanced              $12          $38           $66          $145
         Small Company         $15          $47           $82          $179

THE FOREGOING SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

1 The "Total operating expenses" shown above are based upon actual operating expenses incurred by the Institutional Shares of each Fund for the fiscal year ended March 31, 1997, which, after fee waivers and expense reimbursements, were 1.20%, 1.20%, and 1.50% of average daily net assets of the Institutional Shares of the Equity, Balanced, and Small Company Funds, respectively. Absent such waivers and reimbursements, the percentages for "Investment advisory fees" and "Total operating expenses" for the Institutional Shares for the fiscal year ended March 31, 1997 would have been 0.65% and 3.37%, respectively, for the Equity Fund, 0.65% and 2.85%, respectively, for the Balanced Fund, and 1.00% and 2.70%, respectively, for the Small Company Fund. The Advisor has voluntarily agreed to a reduction in the fees payable to it and to reimburse expenses of each Fund, if necessary, in an amount that limits "Total operating expenses" (exclusive of interest, taxes, brokerage fees and commissions, sales charges, and extraordinary expenses) to not more than 1.20%, 1.20%, and 1.50%, respectively, of the Institutional Shares' average daily net assets for the Equity, Balanced, and Small Company Funds, respectively. There can be no assurance that the Advisor's voluntary fee waivers and expense reimbursements will continue in the future.

See "Management of the Funds" below for more information about the fees and costs of operating the Funds. The assumed 5% annual return in the example is required by the Securities and Exchange Commission. The hypothetical rate of return is not intended to be representative of past or future performance of the Funds; the actual rate of return for the Funds may be greater or less than 5%.

                              FINANCIAL HIGHLIGHTS

The shares of each Fund are divided into multiple Classes representing interests in the Funds. This Prospectus relates to Institutional Shares. See "Other Information - Description of Shares." The financial data included in the tables below for the fiscal years ended March 31, 1997, has been audited by Deloitte & Touche LLP, independent auditors, whose reports covering such period are included in the Statement of Additional Information. The financial data for the prior fiscal years was audited by other independent auditors. The information in the tables below should be read in conjunction with each Fund's latest audited financial statements and notes thereto, which are also included in the Statement of Additional Information, a copy of which may be obtained at no charge by calling the Funds. Further information about the performance of the Funds is contained in the Annual Report of the Funds, a copy of which may be obtained at no charge by calling the Funds.

                               Institutional Class
          (For a Share Outstanding Throughout each Period Represented)

                                   EQUITY FUND
                                                                        Years ended March 31,
                                                          1997       1996       1995      1994     1993(a)


Net Asset Value, Beginning of Period                     $15.81     $12.36     $11.48    $11.05    $10.00
   Income (loss) from investment operations
      Net investment income (loss)                         0.05       0.00       0.00     (0.02)    (0.02)
      Net realized and unrealized gain on investments      1.36       3.72       1.01      0.52      1.07
                                                           ----       ----       ----      ----      ----
        Total from investment operations                   1.41       3.72       1.01      0.50      1.05
                                                           ----       ----       ----      ----      ----

   Distributions to shareholders from
        Net investment income                             (0.05)      0.00       0.00      0.00      0.00
       Net realized gain from investment transactions     (0.56)     (0.27)     (0.13)    (0.07)     0.00
                                                          ------     ------     ------    ------     ----
            Total distributions                           (0.61)     (0.27)     (0.13)    (0.07)     0.00
                                                          ------     ------     ------    ------     ----

Net Asset Value, End of Period                           $16.61     $15.81     $12.36    $11.48    $11.05
                                                         ======     ======     ======    ======    ======

Total return                                               8.91%     30.25%     8.90%     4.51%    10.51%

Ratios/supplemental data
   Net Assets, End of Period (in thousands)               $4,405     $1,966     $1,130      $718      $264
   Ratio of expenses to average net assets
      Before expense reimbursements and waived fees        3.37%      5.58%      8.32%    11.86%    17.97%(d)
      After expense reimbursements and waived fees         1.20%      1.56%      2.00%     2.00%     1.91%(d)
   Ratio of net investment income (loss) to average net assets
      Before expense reimbursements and waived fees       (1.85)%    (4.20)%    (6.41)%  (10.19)%  (16.47)%(d)
      After expense reimbursements and waived fees         0.32%      0.01%     (0.11)%   (0.36)%   (0.51)%(d)
   Portfolio turnover rate                                34.21%     48.06%      7.29%    48.05%     3.26%
    Average commission rate paid (e)                      $0.0505

                                  BALANCED FUND
                                                                        Years ended March 31,
                                                          1997       1996       1995      1994     1993(b)

Net Asset Value, Beginning of Period                     $13.76     $11.56     $11.02    $10.62    $10.00
   Income from investment operations
      Net investment income                                0.21       0.12       0.10      0.08      0.04
      Net realized and unrealized gain on investments      0.76       2.98       0.77      0.43      0.62
                                                           ----       ----       ----      ----      ----
        Total from investment operations                   0.97       3.10       0.87      0.51      0.66
                                                           ----       ----       ----      ----      ----

   Distributions to shareholders from
      Net investment income                               (0.21)     (0.12)     (0.11)    (0.08)    (0.04)
      Net realized gain from investment transactions      (0.92)     (0.78)     (0.22)    (0.03)     0.00
                                                          ------     ------     -----     -----      ----
        Total distributions                               (1.13)     (0.90)     (0.33)    (0.11)    (0.04)
                                                          ------     ------     -----     -----     -----

Net Asset Value, End of Period                           $13.60     $13.76     $11.56    $11.02    $10.62
                                                         ======     ======     ======    ======    ======

Total return                                               7.01%     27.04%     8.04%     4.78%     6.60%

Ratios/supplemental data
   Net Assets, End of Period (in thousands)               $3,875     $3,319     $2,296    $1,188      $762
   Ratio of expenses to average net assets
      Before expense reimbursements and waived fees        2.85%      3.50%      5.43%     6.44%     9.56%(d)
      After expense reimbursements and waived fees         1.20%      1.59%      2.00%     2.00%     1.58%(d)
   Ratio of net investment income (loss) to average net assets
      Before expense reimbursements and waived fees       (0.13)%    (0.97)%    (2.44)%   (3.69)%   (7.13)%(d)
      After expense reimbursements and waived fees         1.51%      0.94%      1.00%     0.74%     0.85%(d)
   Portfolio turnover rate                                45.58%     43.59%      9.51%    28.56%    20.90%
    Average commission rate paid (e)                      $0.0506

                               SMALL COMPANY FUND
                                                                        Years ended March 31,
                                                          1997       1996       1995      1994     1993(c)

Net Asset Value, Beginning of Period                     $15.13     $12.24     $10.69    $10.67    $10.00
   Income (loss) from investment operations
      Net investment loss                                 (0.03)     (0.06)     (0.06)    (0.11)    (0.03)
      Net realized and unrealized gain on investments      0.27       4.00       1.86      0.59      0.70
                                                           ----       ----       ----      ----      ----
        Total from investment operations                   0.24       3.94       1.80      0.48      0.67
                                                           ----       ----       ----      ----      ----

   Distributions to shareholders from
      Net realized gain from investment transactions      (0.36)     (1.05)     (0.25)    (0.46)     0.00
                                                          ------     ------     -----     -----      ----

Net Asset Value, End of Period                           $15.01     $15.13     $12.24    $10.69    $10.67
                                                         ======     ======     ======    ======    ======

Total return                                               1.56%     33.00%    16.95%     4.39%     6.70%


Ratios/supplemental data
   Net Assets, End of Period (in thousands)               $6,519     $3,740     $2,609    $1,831    $1,226
   Ratio of expenses to average net assets
      Before expense reimbursements and waived fees        2.70%      3.49%      4.49%     4.73%     5.45% d)
      After expense reimbursements and waived fees         1.50%      1.69%      2.00%     2.00%     1.89% d)
   Ratio of net investment loss to average net assets
      Before expense reimbursements and waived fees       (1.50)%    (2.29)%    (3.38)%   (4.03)%   (4.42)%(d)
      After expense reimbursements and waived fees        (0.30)%    (0.50)%    (0.90)%   (1.34)%   (0.86)%(d)
   Portfolio turnover rate                                13.39%     23.43%     32.79%    23.47%     4.14%
    Average commission rate paid (e)                      $0.0482

(a) For the period from August 4, 1992 (commencement of operations) to March 31, 1993.

(b) For the period from August 11, 1992 (commencement of operations) to March 31, 1993.

(c) For the period from July 23, 1992 (commencement of operations) to March 31, 1993.

(d)  Annualized.

(e) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged. This disclosure was not required for fiscal years of the Funds ended prior to March 31, 1997.

                        INVESTMENT OBJECTIVE AND POLICIES

Investment Objective. The investment objective of The Brown Capital Management Equity Fund (the "Equity Fund") is to seek capital appreciation principally through investments in equity securities, such as common and preferred stocks and securities convertible into common stocks. Current income will be of secondary importance. The investment objective of The Brown Capital Management Balanced Fund (the "Balanced Fund") is to provide its shareholders with a maximum total return consisting of any combination of capital appreciation, both realized and unrealized, and income. The Fund will seek to achieve this objective by investing in a flexible portfolio of equity securities, fixed income securities, and money market instruments. The investment objective of The Brown Capital Management Small Company Fund (the "Small Company Fund") is to seek capital appreciation principally through investment in the common stock of those companies with operating revenues of $250 million or less at the time of the initial investment. Current income will be of secondary importance. Each Fund's investment objective and fundamental investment limitations described herein may not be altered without the prior approval of a majority of the Fund's shareholders.

Investment Selection

     Equity Fund. The Advisor will seek to achieve capital appreciation through an opportunistic stock investment strategy with a growth bias. The Advisor will seek to purchase equity securities of those companies that the Advisor feels are undervalued relative to their growth potential in the securities markets, because the companies are presently out of favor, not well known or possess value that is not currently recognized by the investment community. The Advisor will generally utilize the equity securities of large and medium capitalization companies. The Advisor uses a "bottom up" approach to select specific securities, while remaining cognizant of specific economic and industry outlooks. The Advisor employs analysis that contains elements of traditional dividend discount and earnings yield models, establishes predicted relative valuation for equity and fixed income markets, and determines the attractiveness of individual securities through evaluation of growth and risk characteristics of the underlying company relative to the overall equity market.

While portfolio securities are generally acquired for the long term, they may be sold under some of the following circumstances when the Advisor believes that:
a) the anticipated price appreciation has been achieved or is no longer probable; b) alternative investments offer superior total return prospects; or
c) fundamentals change adversely.

The equity portion of the Fund's portfolio will be comprised of common stocks, convertible preferred stocks, participating preferred stocks, preferred equity redemption cumulative stocks, preferred stocks and convertible bonds traded on domestic securities exchanges or on the over-the-counter markets. Foreign securities, if held, will be held in the form of American Depository Receipts ("ADRs"). ADRs are foreign securities denominated in U.S. dollars and traded on U.S. securities markets.

The Fund will invest in a variety of companies and industries as well as economic sectors. For purposes of temporary investment of cash, and defensive investment in certain situations, the percentage of assets invested in equities and money market instruments will be determined by the valuation of securities relative to alternative investments.

Money market instruments will typically represent a portion of the Fund's portfolio, as funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operational expenses of the Fund.

Under normal market conditions the portfolio allocation range for the Equity Fund will be:

                                                      % of Total Assets
         Equity securities                                70 - 99%
         Money market instruments                          1 - 30%

Under certain conditions, the Advisor may choose to temporarily invest up to 100% of the Fund's assets in cash and cash equivalents as a temporary defensive position.

     Balanced Fund. The Advisor will vary the percentage of Fund assets invested in equities, fixed income securities, and money market instruments according to the Advisor's judgment of market and economic conditions, and based on the Advisor's view of which asset class can best achieve the Fund's objectives. The percentage invested in fixed income securities and money market instruments will comprise not less than 25% and not more than 75% of the portfolio. The investment objective will be to achieve the maximum total return, consisting of any combination of capital appreciation, both realized and unrealized, and income.

Selection of equity securities will be based primarily on the expected capital appreciation potential. The expected income potential of those equity securities is of secondary importance. Selection of fixed income securities will be primarily for income. The capital appreciation potential of those fixed income securities is of secondary importance.

The Advisor will continually review the macroeconomic environment and alternative expected rates of return between fixed income securities and equity securities in determining the asset allocation of the Fund. In structuring the fixed income portion of the Fund, the Advisor examines spread relationships between quality grades in determining the quality distribution, and assesses the expected trends in inflation and interest rates in structuring the maturity distribution. Not more than 20% of the total fixed income portion of the portfolio (not more than 15% of the entire Fund) will be invested in bonds rated below A by the nationally recognized securities rating organizations described in the Statement of Additional Information.

With regards to the equity portion of the Fund, the Advisor will seek diversification across a broad spectrum of economic sectors and industries. The security selection approach will have an earnings growth bias, but will remain flexible and opportunistic. The Advisor will continuously examine the portfolio, seeking to replace those securities that may have become relatively overvalued with securities which, in the view of the Advisor, are currently undervalued.

The equity portion of the Fund's portfolio will be comprised of common stocks, convertible preferred stocks, participating preferred stocks, preferred equity redemption cumulative stocks, preferred stocks and convertible bonds traded on domestic securities exchanges or on the over-the-counter markets. Foreign securities, if held, will be held in the form of ADRs.

The Advisor will base security selection on the following factors: financial history of the firm, consistency of earnings, return on equity, cash flow, fixed charge coverage, strength of management, ratios such as price/book value, price/sales, price/cash flow, price/earnings, and dividend yield, all compared to historical valuations and future prospects of the company as judged by the Advisor.

While portfolio securities are generally acquired for the long term, they may be sold under some of the following circumstances when the Advisor believes that:
(a) the anticipated price appreciation has been achieved or is no longer probable; (b) alternative investments offer superior total return prospects; or
(c) fundamentals change adversely.

Money market instruments will typically represent a portion of the Fund's portfolio, as funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operating expenses of the Fund.

Under normal market conditions the portfolio allocation range for the Balanced Fund will be:

                                                      % of Total Assets
         Equity securities                                25 - 75%
         Money market instruments
           and fixed income securities                    25 - 75%

Under certain conditions, the Advisor may choose to temporarily invest up to 100% of the Fund's assets in cash and cash equivalents as a temporary defensive position.

     Small Company Fund. The Advisor will invest primarily in the equity securities of those companies with total operating revenues of $250 million or less at the time of the initial investment ("small companies"). The Advisor employs an analysis that seeks to identify those small companies whose current price to earnings ratio is below the Advisor's projection of that company's prospective growth rate. The Advisor's analysis includes many factors that, in the Advisor's view, are critical to the small company sector. These factors include the assumptions that a sustained commitment to a portfolio of exceptional small companies will, over time, produce a significant investment return and that an investment analysis which identifies and evaluates successfully those few small companies with the legitimate potential to become large companies can be a very rewarding investment strategy.

The Advisor uses a "bottom up" approach to select specific securities, while remaining cognizant of specific economic and industry outlooks. The Advisor employs analysis that contains elements of traditional dividend discount and earnings yield models, establishes predicted relative valuation for equity and fixed income markets, and determines the attractiveness of individual securities through evaluation of growth and risk characteristics of the underlying company relative to the overall equity market.

The Advisor identifies small companies with the potential to become successful large companies by analyzing the potential for: a) sustainable revenue stream;
b) adequate resources to establish and defend a viable product or service market, and market share; c) sufficient profitability to support long term growth; and d) management skills and resources necessary to plan and execute a long-term growth plan.

While portfolio securities are generally acquired for the long term, they may be sold under some of the following circumstances when the Advisor believes that:
a) the anticipated price appreciation has been achieved or is no longer probable; b) alternate investments offer superior total return prospects; or c) fundamentals change adversely.

The equity portion of the Fund's portfolio will be comprised of common stocks, convertible preferred stocks, participating preferred stocks, preferred equity redemption cumulative stocks, preferred stocks and convertible bonds traded on domestic securities exchanges or on the over-the-counter markets. Foreign securities, if held, will be held in the form of ADRs. In most instances the Fund will be at least 90% invested in equity securities and at least 65% invested in equity securities of small companies. Under normal market conditions, the Fund's investment in small companies will exceed the 65% minimum threshold and will range between 80% and 90% of the Fund's total assets.

Money market instruments will typically represent a portion of the Fund's portfolio, as funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operational expenses of the Fund.

Under normal market conditions the portfolio allocation range for the Small Company Fund will be:

                                                      % of Total Assets
         Equity securities                                70 - 99%
         Money market instruments                          1 - 30%

Under certain conditions, the Advisor may choose to temporarily invest up to 100% of the Fund's assets in cash and cash equivalents as a temporary defensive position.

Money Market Instruments. Money market instruments may be purchased when the Advisor believes interest rates are rising, the prospect for capital appreciation in the equity and longer term fixed income securities' markets are not attractive, or when the "yield curve" favors short-term fixed income instruments versus longer term fixed income instruments. Money market instruments may be purchased for temporary defensive purposes, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operating expenses of each Fund. Money market instruments mature in thirteen months or less from the date of purchase and may include U.S. Government Securities, corporate debt securities (including those subject to repurchase agreements), bankers acceptances and certificates of deposit of domestic branches of U.S. banks, and commercial paper (including variable amount demand master notes) rated in one of the two highest rating categories by any of the nationally recognized statistical rating organizations or if not rated, of equivalent quality in the Advisor's opinion. The Advisor may, when it believes that unusually volatile or unstable economic and market conditions exist, depart from each Fund's investment approach and assume temporarily a defensive portfolio posture, increasing the Fund's percentage investment in money market instruments, even to the extent that 100% of the Fund's assets may be so invested.

U.S. Government  Securities.  Each Fund may invest a portion of its portfolio in
U.S. Government Securities, defined to be U.S. Government obligations such as U.S. Treasury notes, U.S. Treasury bonds, and U.S. Treasury bills, obligations guaranteed by the U.S. Government such as Government National Mortgage Association ("GNMA") as well as obligations of U.S. Government authorities, agencies and instrumentalities such as Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Home Administration ("FHA"), Federal Farm Credit Bank ("FFCB"), Federal Home Loan
Bank ("FHLB"), Student Loan Marketing Association ("SLMA"), and The Tennessee Valley Authority. U.S. Government Securities may be acquired subject to repurchase agreements. While obligations of some U.S. Government sponsored entities are supported by the full faith and credit of the U.S. Government (e.g.
GNMA), several are supported by the right of the issuer to borrow from the U.S. Government (e.g. FNMA, FHLMC), and still others are supported only by the credit of the issuer itself (e.g. SLMA, FFCB). No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies or instrumentalities in the future, other than as set forth above, since it is not obligated to do so by law. The guarantee of the U.S. Government does not extend to the yield or value of the Fund's shares. Investment by the Equity and Small Company Funds in U.S. Government Securities will generally be limited to money market instruments as described above.

Securities issued by the U.S. Government may be acquired by the Balanced Fund in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds. Such notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investment Growth Receipts" ("TIGRs"), and "Certificates of Accrual on Treasury Securities" ("CATS"). The Balanced Fund may also invest in separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS"). Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

Corporate Debt Securities. The Balanced Fund may invest in U.S. dollar denominated corporate debt securities of domestic issuers limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments) that meet the minimum ratings criteria set forth for the Balanced Fund, or, if unrated, are in the Advisor's opinion comparable in quality to corporate debt securities in that the Fund may invest. The Equity and Small Company Funds may invest in convertible bonds of domestic issuers meeting such quality requirements and other corporate debt securities generally in the form of money market instruments as described above.

Repurchase Agreements. Each Fund may acquire U.S. Government Securities or corporate debt securities subject to repurchase agreements. A repurchase agreement transaction occurs when the Fund acquires a security and simultaneously resells it to the vendor (normally a member bank of the Federal Reserve or a registered Government Securities dealer) for delivery on an agreed upon future date. The repurchase price exceeds the purchase price by an amount that reflects an agreed upon market interest rate earned by the Fund effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale typically will occur within one to seven days of the purchase. The Funds will not enter into any repurchase agreement that will cause more than 10% of their net assets to be invested in repurchase agreements that extend beyond seven days. In the event of the bankruptcy of the other party to a repurchase agreement, the Fund could experience delays in recovering its cash or the securities lent. To the extent that in the interim the value of the securities purchased may have declined, the Fund could experience a loss. In all cases, the creditworthiness of the other party to a transaction is reviewed and found satisfactory by the Advisor. Repurchase agreements are, in effect, loans of Fund assets. The Funds will not engage in reverse repurchase transactions, which are considered to be borrowings under the 1940 Act.

Foreign Securities. Each Fund may invest in the securities of foreign private issuers. The same factors would be considered in selecting foreign securities as with domestic securities. Foreign securities investment presents special consideration not typically associated with investment in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuations in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial, or social instability, or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.

Because of the inherent risk of foreign securities over domestic issues, the Funds will limit foreign investments to those traded domestically as American Depository Receipts (ADRs). ADRs are receipts issued by a U.S. bank or trust company evidencing ownership of securities of a foreign issuer. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. The prices of ADRs are denominated in U.S.
dollars while the underlying security may be denominated in a foreign currency.

Investment Companies. In order to achieve its investment objective, each Fund may invest up to 10% of the value of its total assets in securities of other investment companies whose investment objectives are consistent with the Fund's investment objective. The Fund will not acquire securities of any one investment company if, immediately thereafter, the Fund would own more than 3% of such company's total outstanding voting securities, securities issued by such company would have an aggregate value in excess of 5% of the Fund's assets, or securities issued by such company and securities held by the Fund issued by other investment companies would have an aggregate value in excess of 10% of the Fund's assets. To the extent a Fund invests in other investment companies, the shareholders of the Fund would indirectly pay a portion of the operating costs of the underlying investment companies. These costs include management, brokerage, shareholder servicing and other operational expenses. Shareholders of the Fund would then indirectly pay higher operational costs than if they owned shares of the underlying investment companies directly.

Real Estate Securities. The Funds will not invest in real estate (including mortgage loans and limited partnership interests), but may invest in readily marketable securities issued by companies that invest in real estate or interests therein. The Funds may also invest in readily marketable interests in real estate investment trusts ("REITs"). REITs are generally publicly traded on the national stock exchanges and in the over-the-counter market and have varying degrees of liquidity. Although the Funds are not limited in the amount of these types of real estate securities they may acquire, it is not presently expected that within the next 12 months the Funds will have in excess of 10% of their assets in real estate securities.

                                  RISK FACTORS

Investment Policies and Techniques. Reference should be made to "Investment Objective and Policies" above for a description of special risks presented by the investment policies of the Funds and the specific securities and investment techniques that may be employed by the Funds, including the risks associated with repurchase agreements and foreign securities. A more complete discussion of certain of these securities and investment techniques and their associated risks is contained in the Statement of Additional Information.

Fluctuations in Value. To the extent that the major portion of the Funds' portfolios consists of common stocks, it may be expected that their net asset value will be subject to greater fluctuation than a portfolio containing mostly fixed income securities. The fixed income securities in which the Balanced Fund will invest are also subject to fluctuation in value. Such fluctuations may be based on movements in interest rates or from changes in the creditworthiness of the issuers, which may result from adverse business and economic developments or proposed corporate transactions, such as a leveraged buy-out or recapitalization of the issuer. The value of the Balanced Fund's fixed income securities will generally vary inversely with the direction of prevailing interest rate movements. Should interest rates increase or the creditworthiness of an issuer deteriorate, the value of the Balanced Fund's fixed income securities would decrease in value, which would have a depressing influence on the Balanced Fund's net asset value. Although certain of the U.S. Government Securities in which the Funds may invest are guaranteed as to timely payment of principal and interest, the market value of the securities, upon which the Funds' net asset value is based, will fluctuate due to the interest rate risks described above. Additionally, not all U.S. Government Securities are backed by the full faith and credit of the U.S. Government. Because there is risk in any investment, there can be no assurance that the Funds will achieve their investment objective.

Small Company Securities. To the extent that the Small Company Fund will consist principally of companies with a smaller market capitalization, shorter operating history, and smaller level of annual gross revenues than would be common in a typical large capitalization growth fund, and given that such companies have historically exhibited greater volatility of share price, the Small Company Fund may be subject to greater fluctuation than a portfolio of larger companies or a portfolio containing mostly fixed income securities.

Portfolio Turnover. Each Fund may sell portfolio securities without regard to the length of time they have been held in order to take advantage of new investment opportunities. Portfolio turnover generally involves some expense to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover may also have capital gains tax consequences. The portfolio turnover rate for each Fund since inception is set forth under "Financial Highlights" above.

Illiquid Investments. Each Fund may invest up to 10% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price at which they are valued. Under the supervision of the Board of Trustees, the Advisor determines the liquidity of each Fund's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid securities before maturity may be time consuming and expensive, and it may be difficult or impossible for the Funds to sell illiquid investments promptly at an acceptable price. The Funds may not invest in restricted securities, which are securities that cannot be sold to the public without registration under the federal securities laws.

Forward Commitments and When-Issued Securities. Each Fund may purchase when-issued securities and commit to purchase securities for a fixed price at a future date beyond customary settlement time. Each Fund is required to hold and maintain in a segregated account until the settlement date, cash, U.S. Government Securities or high-grade debt obligations in an amount sufficient to meet the purchase price. Purchasing securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. In addition, no income accrues to the purchaser of when-issued securities during the period prior to issuance. Although a Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if the Advisor deems it appropriate to do so. The Fund may realize short-term gains or losses upon such sales.

                             INVESTMENT LIMITATIONS

To  limit  each  Fund's  exposure  to  risk,  the  Funds  have  adopted  certain fundamental investment limitations. Some of these restrictions are that the Funds will not: (1) issue senior securities, borrow money or pledge their assets; (2) make loans of money or securities, except that the Funds may invest in repurchase agreements (but repurchase agreements having a maturity of longer than seven days, together with other not readily marketable securities, are limited to 10% of the Funds' net assets); (3) invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors), if more than 5% of their total assets would be invested in such securities; (4) purchase foreign securities, except that the Funds may purchase foreign securities sold as ADRs without limit; (5) write, purchase, or sell puts, calls, warrants or combinations thereof, or purchase or sell commodities, commodities contracts, futures contracts or related options, or invest in oil, gas, or mineral leases or exploration programs, or real estate (but the Funds may invest in readily marketable securities of REITs or other companies that own or deal in real estate or oil, gas, or mineral leases or exploration programs); (6) invest more than 5% of their total assets at cost in the securities of any one issuer nor hold more than 10% of the voting stock of any issuer; and (7) invest in restricted securities. See "Investment Limitations" in the Fund's Statement of Additional Information for a complete list of investment limitations.

If the Board of Trustees of the Trust determines that the Funds' investment objectives can best be achieved by a substantive change in a non-fundamental investment limitation, the Board can make such change without shareholder approval and will disclose any such material changes in the then current Prospectus. Any limitation that is not specified in the Funds' Prospectus, or in the Statement of Additional Information, as being fundamental, is non-fundamental. If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Funds' portfolio securities will not constitute a violation of such limitation.


                              FEDERAL INCOME TAXES

Taxation of the Funds. The Internal Revenue Code of 1986, as amended (the "Code"), treats each series in the Trust, including the Funds, as a separate regulated investment company. Each series of the Trust, including the Funds, intends to qualify or remain qualified as a regulated investment company under the Code by distributing substantially all of its "net investment income" to shareholders and meeting other requirements of the Code. For the purpose of calculating dividends, net investment income consists of income accrued on portfolio assets, less accrued expenses. Upon qualification, the Funds will not be liable for federal income taxes to the extent earnings are distributed. The Board of Trustees retains the right for any series of the Trust, including the Funds, to determine for any particular year if it is advantageous not to qualify as a regulated investment company. Regulated investment companies, such as each series of the Trust, including the Funds, are subject to a non-deductible 4% excise tax to the extent they do not distribute the statutorily required amount of investment income, determined on a calendar year basis, and capital gain net income, using an October 31 year-end measuring period. The Funds intend to declare or distribute dividends during the calendar year in an amount sufficient to prevent imposition of the 4% excise tax.

For the fiscal year ended March 31, 1997, the Balanced Fund was considered a "personal holding company" under the Code since 50% of the value of the Balanced Fund's share were owned directly or indirectly by five or fewer individuals at certain times during the last half of the year. As a result, the Balanced Fund was unable to meet the requirements for taxation as a regulated investment company and will be unable to meet such requirements as long as it is classified as a personal holding company. As a personal holding company, the Balanced Fund is subject to federal income taxes on undistributed personal holding company income at the maximum individual income tax rate. For the fiscal year ended March 31, 1997, however, no provision was made for federal income taxes since substantially all taxable income was distributed to shareholders. For the current fiscal year, the Balanced Fund anticipates that either it will qualify as a regulated investment company under the Code or, if still considered a personal holding company, it will distribute substantially all of its taxable income for the current fiscal year to shareholders in order to avoid individual income taxes.

Taxation of Shareholders. For federal income tax purposes, any dividends and distributions from short-term capital gains that a shareholder receives in cash from the Funds or which are re-invested in additional shares will be taxable ordinary income. If a shareholder is not required to pay a tax on income, he will not be required to pay federal income taxes on the amounts distributed to him. A dividend declared in October, November or December of a year and paid in January of the following year will be considered to be paid on December 31 of the year of declaration.

Distributions paid by the Funds from long-term capital gains, whether received in cash or reinvested in additional shares, are taxable as long-term capital gains, regardless of the length of time an investor has owned shares in the Funds. Capital gain distributions are made when the Funds realize net capital gains on sales of portfolio securities during the year. Dividends and capital gain distributions paid by the Funds shortly after shares have been purchased, although in effect a return of investment, are subject to federal income taxation.

The sale of shares of the Funds is a taxable event and may result in a capital gain or loss. Capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series of a mutual fund).

The Trust will inform shareholders of the Funds of the source of their dividends and capital gains distributions at the time they are paid and, promptly after the close of each calendar year, will issue an information return to advise shareholders of the federal tax status of such distributions and dividends. Dividends and distributions may also be subject to state and local taxes. Shareholders should consult their tax advisors regarding specific questions as to federal, state or local taxes.

Federal income tax law requires investors to certify that the social security number or taxpayer identification number provided to the Funds is correct and that the investor is not subject to 31% withholding for previous under-reporting to the Internal Revenue Service (the "IRS"). Investors will be asked to make the appropriate certification on their application to purchase shares. If a shareholder of the Funds has not complied with the applicable statutory and IRS requirements, the Funds are generally required by federal law to withhold and remit to the IRS 31% of reportable payments (which may include dividends and redemption amounts).

                           DIVIDENDS AND DISTRIBUTIONS

Each Fund intends to distribute substantially all of its net investment income, if any, in the form of dividends. Each Fund will generally pay income dividends, if any, quarterly, and will generally distribute net realized capital gains, if any, at least annually.

Unless a shareholder elects to receive cash, dividends and capital gains will be automatically reinvested in additional full and fractional shares of the same Class of the Funds at the net asset value per share next determined. Reinvested dividends and capital gains are exempt from any sales load. Shareholders wishing to receive their dividends or capital gains in cash may make their request in writing to the Funds at 107 North Washington Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365. That request must be received by the Funds prior to the record date to be effective as to the next dividend. If cash payment is requested, checks will be mailed within five business days after the last day of each quarter or each Fund's fiscal year end, as applicable. Each shareholder of the Funds will receive a quarterly summary of his or her account, including information as to reinvested dividends from the Funds. Tax consequences to shareholders of dividends and distributions are the same if received in cash or in additional shares of the Funds.

In order to satisfy certain requirements of the Code, the Funds may declare special year-end dividend and capital gains distribution during December. Such distributions, if received by shareholders by January 31, are deemed to have been paid by the Funds and received by shareholders on December 31 of the prior year.

There is no fixed dividend rate, and there can be no assurance as to the payment of any dividends or the realization of any gains. Each Fund's net investment income available for distribution to holders of Institutional Shares will be reduced by the amount of any expenses allocated to the Institutional Shares.

                              HOW SHARES ARE VALUED

Net asset value for each Class of Shares of the Funds is determined at 4:00 p.m., New York time, Monday through Friday, except on business holidays when the New York Stock Exchange is closed. The net asset value of the shares of each Fund for purposes of pricing sales and redemptions is equal to the total market value of its investments and other assets, less all of its liabilities, divided by the number of its outstanding shares. Net asset value is determined separately for each Class of Shares of a Fund and reflects any liabilities allocated to a particular Class as well as the general liabilities of the Fund.

Securities that are listed on a securities exchange are valued at the last quoted sales price at the time the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded by the Funds. Securities that are listed on an exchange and which are not traded on the valuation date are valued at the mean of the bid and asked prices. Unlisted securities for which market quotations are readily available are valued at the latest quoted sales price, if available, at the time of valuation, otherwise, at the latest quoted bid price. Temporary cash investments with maturities of 60 days or less will be valued at amortized cost, which approximates market value. Securities for which no current quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Trustees of the Trust. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

Fixed  income  securities  will  ordinarily  be traded  on the  over-the-counter market. When market quotations are not readily available, fixed income securities may be valued based on prices provided by a pricing service. The prices provided by the pricing service are generally determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities, and developments related to specific securities. Such fixed income securities may also be priced based upon a matrix system of pricing similar bonds and other fixed income securities. Such matrix system may be based upon the considerations described above used by other pricing services and information obtained by the pricing agent from the Advisor and other pricing sources deemed relevant by the pricing agent.

                           HOW SHARES MAY BE PURCHASED

Assistance in opening accounts and a purchase application may be obtained from the Funds by calling 1-800-525-3863, or by writing to the Funds at the address shown below for purchases by mail. Assistance is also available through any broker-dealer authorized to sell shares in the Funds. Payment for shares purchased may also be made through your account at the broker-dealer processing your application and order to purchase. Your investment will purchase shares at each Fund's net asset value next determined after your order is received by the Fund in proper form as indicated herein.

The minimum initial investment is $10,000 ($2,000 for IRAs and Keogh Plans). The minimum subsequent investment is $500. The Funds may, in the Advisor's sole discretion, accept certain accounts with less than the stated minimum initial investment. You may invest in the following ways:

Purchases by Mail. Shares may be purchased initially by completing the application accompanying this Prospectus and mailing it, together with a check payable to the applicable Fund, to the Brown Capital Management Funds, Institutional Shares, 107 North Washington Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365. Subsequent investments in an existing account in the Funds may be made at any time by sending a check payable to the applicable Fund, to the address stated above. Please enclose the stub of your account statement and include the amount of the investment, the name of the account for which the investment is to be made and the account number. Please remember to add a reference to the applicable Fund and to "Institutional Shares" to your check to ensure proper credit to your account.

Purchases by Wire. To purchase shares by wiring federal funds, each Fund must first be notified by calling 1-800-525-3863 to request an account number and furnish the Fund with your tax identification number. Following notification to a Fund, federal funds and registration instructions should be wired through the Federal Reserve System to:

                      First Union National Bank of North Carolina
                      Charlotte, North Carolina
                      ABA # 053000219 For credit to either:
                        The Brown Capital Management Equity Fund
                          Acct #2000000861768
                                 OR
                        The Brown Capital Management Balanced Fund
                          Acct #2000000861917
                                 OR
                        The Brown Capital Management Small Company Fund
                          Acct #2000000861904
                      For further credit to (shareholder's name and SS# or EIN#)

It is important that the wire contain all the information and that the Funds receive prior telephone notification to ensure proper credit. A completed application with signature(s) of registrant(s) must be mailed to the applicable Fund immediately after the initial wire as described under "Purchases by Mail" above. Investors should be aware that some banks may impose a wire service fee.

General. All purchases of shares are subject to acceptance and are not binding until accepted. Each Fund reserves the right to reject any application or investment. Orders become effective, and shares are purchased at, the next determined net asset value per share after an investment has been received by a Fund, which is as of 4:00 p.m., New York time, Monday through Friday, exclusive of business holidays. Orders received by a Fund and effective prior to such 4:00 p.m. time will purchase shares at the net asset value determined at that time. Otherwise, your order will purchase shares as of such 4:00 p.m. time on the next business day. For orders placed through a qualified broker-dealer, such firm is responsible for promptly transmitting purchase orders to the Funds. Investors may be charged a fee if they effect transactions in Fund shares through a broker or agent.

If checks are returned unpaid due to nonsufficient funds, stop payment or other reasons, the Trust will charge $20. To recover any such loss or charge, the Trust reserves the right, without further notice, to redeem shares of any fund of the Trust already owned by any purchaser whose order is canceled, and such a purchaser may be prohibited from placing further orders unless investments are accompanied by full payment by wire or cashier's check.

Payment must be made by check or money order drawn on a U.S. bank and payable in U.S. dollars. Under certain circumstances the Funds, at their sole discretion, may allow payment in kind for Fund shares purchased by accepting securities in lieu of cash. Any securities so accepted would be valued on the date received and included in the calculation of the net asset value of the applicable Fund. See the Statement of Additional Information for additional information on purchases in kind.

Each Fund is required by federal law to withhold and remit to the IRS 31% of the dividends, capital gains distributions and, in certain cases, proceeds of redemptions paid to any shareholder who fails to furnish the Fund with a correct taxpayer identification number, who under-reports dividend or interest income or who fails to provide certification of tax identification number. Instructions to exchange or transfer shares held in established accounts will be refused until the certification has been provided. In order to avoid this withholding requirement, you must certify on your application, or on a separate W-9 Form supplied by the Funds, that your taxpayer identification number is correct and that you are not currently subject to backup withholding or you are exempt from backup withholding. For individuals, your taxpayer identification number is your social security number.

Distributor. Capital Investment Group, Inc., Post Office Box 32249, Raleigh, North Carolina 27622 (the "Distributor"), is the national distributor for the Funds under a Distribution Agreement with the Trust. The Distributor may sell Fund shares to or through qualified securities dealers or others. Richard K. Bryant, a Trustee of the Trust and an officer of another series of the Trust, and Elmer O. Edgerton, Jr., an officer of another series of the Trust, control the Distributor. Messrs Bryant and Edgerton are not officers of the Funds.

The Distributor, at its expense, may provide compensation to dealers in connection with sales of shares of the Funds. Compensation may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding the Funds, and/or other dealer-sponsored special events. In some instances, this compensation may be made available only to certain dealers whose representatives have sold or are expected to sell a significant amount of such shares. Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Dealers may not use sales of the Fund shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. None of the aforementioned compensation is paid for by the Funds or their shareholders.

Exchange Feature. Investors will have the privilege of exchanging shares of a Fund for shares of another Fund or shares of any other series of the Trust established by the Advisor. An exchange is a taxable transaction that involves the simultaneous redemption of shares of one series and purchase of shares of another series at the respective closing net asset value next determined after a request for redemption has been received plus applicable sales charge. Each series of the Trust will have a different investment objective, which may be of interest to investors in each series. Shares of a Fund may be exchanged for shares of another Fund or shares of any other series of the Trust affiliated with the Advisor at the net asset value plus the percentage difference between that series' sales charge and any sales charge previously paid in connection with the shares being exchanged. For example, if a 2% sales charge was paid on shares that are exchanged into a series with a 3% sales charge, there would be an additional sales charge of 1% on the exchange. Exchanges may only be made by investors in states where shares of the other series are qualified for sale. An investor may direct a Fund to exchange his shares by writing to the Fund at its principal office. The request must be signed exactly as the investor's name appears on the account, and it must also provide the account number, number of shares to be exchanged, the name of the Fund or other series to which the exchange will take place and a statement as to whether the exchange is a full or partial redemption of existing shares. Notwithstanding the foregoing, exchanges of shares may only be within the same class or type of class of shares involved. For example, Investor Shares may not be exchanged for any other Class of Shares of the Funds.

A pattern of frequent exchange transactions may be deemed by the Advisor to be an abusive practice that is not in the best interests of the shareholders of the Funds. Such a pattern may, at the discretion of the Advisor, be limited by a Fund's refusal to accept further purchase and/or exchange orders from an investor, after providing the investor with 60 days prior notice. The Advisor will consider all factors it deems relevant in determining whether a pattern of frequent purchases, redemptions and/or exchanges by a particular investor is abusive and not in the best interests of a Fund or its other shareholders.

A shareholder should consider the investment objectives and policies of any other Fund or series into which the shareholder will be making an exchange, as described in the prospectus for that other Fund or series. The Board of Trustees of the Trust reserves the right to suspend or terminate, or amend the terms of, the exchange privilege upon 60 days written notice to the shareholders.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Funds will automatically charge the checking account for the amount specified ($100 minimum), which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Funds.

Stock Certificates. Stock certificates will not be issued for your shares. Evidence of ownership will be given by issuance of periodic account statements that will show the number of shares owned.

                           HOW SHARES MAY BE REDEEMED

Shares of each Fund may be redeemed (the Fund will repurchase them from shareholders) by mail or telephone. Any redemption may be more or less than the purchase price of your shares depending on the market value of the applicable Fund's portfolio securities. All redemption orders received in proper form, as indicated herein, by a Fund, whether by mail or telephone, prior to 4:00 p.m. New York time, Monday through Friday, except for business holidays, will redeem shares at the net asset value determined at that time. Otherwise, your order will redeem shares as of such 4:00 p.m. time on the next business day. There is no charge for redemptions from a Fund other than possible charges for wiring redemption proceeds. You may also redeem your shares through a broker-dealer or other institution, who may charge you a fee for its services.

The Board of Trustees reserves the right to involuntarily redeem any account having a net asset value of less than $1,000 (due to redemptions, exchanges or transfers, and not due to market action) upon 30 days written notice. If the shareholder brings his account net asset value up to $1,000 or more during the notice period, the account will not be redeemed. Redemptions from retirement plans may be subject to tax withholding.

If you are uncertain of the requirements for redemption, please contact the Funds, at 1-800-525-3863, or write to the address shown below.

Regular Mail Redemptions. Your request should be addressed to The Brown Capital Management Funds, Institutional Shares, 107 North Washington Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365. Your request for redemption must include:

1) Your letter of instruction specifying the applicable Fund, the account number, and the number of shares or dollar amount to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

2)   Any required signature guarantees (see "Signature Guarantees" below); and

3) Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds will be sent to you within seven days after receipt of your redemption request. However, each Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. Such delay (which may take up to 15 days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer. In all cases the net asset value next determined after the receipt of the request for redemption will be used in processing the redemption. Each Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the New York Stock Exchange is closed, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for a Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the Commission may permit.

Telephone and Bank Wire Redemptions. Each Fund offers shareholders the option of redeeming shares by telephone under certain limited conditions. A Fund will redeem shares when requested by the shareholder if, and only if, the shareholder confirms redemption instructions in writing.

A Fund may rely upon confirmation of redemption requests transmitted via facsimile (FAX# 919-972-1908). The confirmation instructions must include:

1)   Designation of the Equity, Balanced, or Small Company Fund;

2)   Shareholder name and account number;

3)   Number of shares or dollar amount to be redeemed;

4)   Instructions for transmittal of redemption funds to the shareholder; and

5) Shareholder signature as it appears on the application then on file with the applicable Fund.

The net asset  value used in  processing  the  redemption  will be the net asset value next determined after the telephone request is received. Redemption proceeds will not be distributed until written confirmation of the redemption request is received, per the instructions above. You can choose to have redemption proceeds mailed to you at your address of record, your bank, or to any other authorized person, or you can have the proceeds sent by bank wire to your bank ($5,000 minimum). Shares of the Funds may not be redeemed by wire on days on which your bank is not open for business. You can change your redemption instructions anytime you wish by filing a letter including your new redemption instructions with the Funds. (See "Signature Guarantees" below.) Each Fund reserves the right to restrict or cancel telephone and bank wire redemption privileges for shareholders, without notice, if the Fund believes it to be in the best interest of the shareholders to do so. During drastic economic and market conditions, telephone redemption privileges may be difficult to implement.

The Funds in their discretion may choose to pass through to redeeming shareholders any charges by the Custodian for wire redemptions. The Custodian currently charges $7.00 per transaction for wiring redemption proceeds. If this cost is passed through to redeeming shareholders by the Funds, the charge will be deducted automatically from the shareholder's account by redemption of shares in the account. The shareholder's bank or brokerage firm may also impose a charge for processing the wire. If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

You may redeem shares, subject to the procedures outlined above, by calling the Funds at 1-800-525-3863. Redemption proceeds will only be sent to the bank account or person named in your Fund Shares Application currently on file with the Funds. Telephone redemption privileges authorize the applicable Fund to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Fund to be genuine. Each Fund will employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine, and, if it does not follow such procedures, the Fund will be liable for any losses due to fraudulent or unauthorized instructions. The Fund will not be liable for following telephone instructions reasonably believed to be genuine.

Systematic Withdrawal Plan. A shareholder who owns shares of a Fund valued at $10,000 or more at current net asset value may establish a Systematic Withdrawal Plan to receive a monthly or quarterly check in a stated amount not less than $100. Each month or quarter as specified, the Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. Call or write the Funds for an application form. See the Statement of Additional Information for further details.

Signature  Guarantees.  To  protect  your  account  and the  Funds  from  fraud, signature guarantees are required to be sure that you are the person who has authorized a change in registration, or standing instructions, for your account. Signature guarantees are required for (1) change of registration requests, (2) requests to establish or change exchange privileges or telephone redemption service other than through your initial account application, and (3) requests for redemptions in excess of $50,000. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange or association clearing agency, and must appear on the written request for redemption, establishment or change in exchange privileges, or change of registration.

                             MANAGEMENT OF THE FUNDS

Trustees and Officers. Each Fund is a diversified series of The Nottingham Investment Trust II (the "Trust"), an investment company organized as a Massachusetts business trust on October 25, 1990. The Board of Trustees of the Trust is responsible for the management of the business and affairs of the Trust. The Trustees and executive officers of the Trust and their principal occupations for the last five years are set forth in the Statement of Additional Information under "Management of the Funds - Trustees and Officers." The Board of Trustees of the Trust is primarily responsible for overseeing the conduct of the Trust's business. The Board of Trustees elects the officers of the Trust who are responsible for its and the Funds' day-to-day operations.

The Advisor. Subject to the authority of the Board of Trustees, Brown Capital Management, Inc. (the "Advisor") provides each Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to an Investment Advisory Agreement (the "Advisory Agreement") with the Trust.

The Advisor is registered under the Investment Advisors Act of 1940, as amended. Registration of the Advisor does not involve any supervision of management or investment practices or policies by the Securities and Exchange Commission. The Advisor, established as a Maryland corporation in 1983, is controlled by Eddie
C. Brown. The Advisor currently serves as investment advisor to approximately $2.8 billion in assets. The Advisor has been rendering investment counsel, utilizing investment strategies substantially similar to that of the Funds, to individuals, banks and thrift institutions, pension and profit sharing plans, trusts, estates, charitable organizations and corporations since its formation. The Advisor's address is 809 Cathedral Street, Baltimore, Maryland 21201.

Compensation of the Advisor with regard to the Equity Fund, based upon the Fund's daily average net assets, is at the annual rate of 0.65% of the first $25 million of net assets and 0.50% of all assets over $25 million. The Advisor has voluntarily waived its fee and reimbursed a portion of the Fund's operating expenses for the fiscal year ended March 31, 1997. The total fees waived amounted to $19,581 and expenses reimbursed amounted to $45,950.

Compensation of the Advisor with regards to the Balanced Fund, based upon the Fund's daily average net assets, is at the annual rate of 0.65% of the first $25 million of net assets and 0.50% of all assets over $25 million. The Advisor has voluntarily waived its fee and reimbursed a portion of the Fund's operating expenses for the fiscal year ended March 31, 1997. The total fees waived amounted to $24,852 and expenses reimbursed amounted to $38,061.

Compensation of the Advisor with regards to the Small Company Fund, based upon the Fund's daily average net assets, is at the annual rate of 1.00%. The Advisor has voluntarily waived substantially all of its fee and reimbursed a portion of the Fund's operating expenses for the fiscal year ended March 31, 1997. The total fees waived amounted to $50,549 (the Advisor received $205 of its fee) and expenses reimbursed amounted to $10,610.

The Advisor supervises and implements the investment activities of each Fund, including the making of specific decisions as to the purchase and sale of portfolio investments. Among the responsibilities of the Advisor under the Advisory Agreement is the selection of brokers and dealers through whom transactions in each Fund's portfolio investments will be effected. The Advisor attempts to obtain the best execution for all such transactions. If it is believed that more than one broker is able to provide the best execution, the Advisor will consider the receipt of quotations and other market services and of research, statistical and other data and the sale of shares of the Fund in selecting a broker. The Advisor may also utilize a brokerage firm affiliated with the Trust or the Advisor if it believes it can obtain the best execution of transactions from such broker. Research services obtained through Fund brokerage transactions may be used by the Advisor for its other clients and, conversely, the Funds may benefit from research services obtained through the brokerage transactions of the Advisor's other clients. For further information, see "Investment Objective and Policies - Investment Transactions" in the Statement of Additional Information.

Eddie C. Brown, a director, executive officer, and controlling shareholder of the Advisor and Trustee and executive officer of the Trust, has been responsible for day-to-day management of each Fund's portfolio since its inception in 1992. He has been with the Advisor since its inception.

The Administrator. The Trust has entered into an Administration Agreement with The Nottingham Company (the "Administrator"), 105 North Washington Street, Post Office Drawer 69, Rocky Mount, North Carolina 27802-0069, pursuant to which the Administrator receives a fee at the annual rate of 0.25% of the average daily net assets of the Fund on the first $10 million; 0.20% of the next $40 million; 0.175% on the next $50 million; and 0.15% of its average daily net assets in excess of $100 million. In addition, the Administrator currently receives a base monthly fee of $1,750 for accounting and recordkeeping services for the Fund and $750 for each Class of Shares beyond the initial Class of Shares of the Fund. The Administrator also charges the Fund for certain costs involved with the daily valuation of investment securities and is reimbursed for out-of-pocket expenses. The Administrator charges a minimum fee of $3,000 per month for all of its fees taken in the aggregate, analyzed monthly.

Subject  to  the   authority  of  the  Board  of  Trustees,   the  services  the
Administrator provides to each Fund include coordinating and monitoring any third parties furnishing services to the Fund; and providing the necessary office space, equipment and personnel to perform administrative and clerical functions for the Fund; and preparing, filing and distributing proxy materials, periodic reports to shareholders, registration statements and other documents. The Administrator also performs certain accounting and pricing services for each Fund as pricing agent, including the daily calculation of each Fund's net asset value.

The Administrator was incorporated as a North Carolina corporation in 1988. With its predecessors and affiliates, the Administrator has been operating as a financial services firm since 1985. Frank P. Meadows III is the firm's Managing Director and controlling shareholder.

The Transfer Agent. NC Shareholder Services, LLC (the "Transfer Agent") serves as the Funds' transfer, dividend paying, and shareholder servicing agent. The Transfer Agent, subject to the authority of the Board of Trustees, provides transfer agency services pursuant to an agreement with the Administrator, which has been approved by the Trust. The Transfer Agent maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions. The Transfer Agent is compensated for its services by the Administrator and not directly by the Funds.

The Transfer Agent, whose address is 107 North Washington Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365, was established as a North Carolina limited liability company in 1997. John D. Marriott, Jr., is the firm's controlling member.

The Custodian. First Union National Bank of North Carolina (the "Custodian"), Two First Union Center, Charlotte, North Carolina 28288-1151, serves as Custodian of each Fund's assets. The Custodian acts as the depository for each Fund, safekeeps its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Fund's request and maintains records in connection with its duties.

Other Expenses. Each Fund is responsible for the payment of its expenses. These include, for example, the fees payable to the Advisor, or expenses otherwise incurred in connection with the management of the investment of the Fund's assets, the fees and expenses of the Custodian, the fees and expenses of the Administrator, the fees and expenses of Trustees, outside auditing and legal expenses, all taxes and corporate fees payable by the Fund, Securities and Exchange Commission fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders, costs of shareholder reports and shareholder meetings, and any extraordinary expenses. Each Fund also pays for brokerage commissions and transfer taxes (if any) in connection with the purchase and sale of portfolio securities. Expenses attributable to a particular series of the Trust, including each Fund, will be charged to that series, and expenses not readily identifiable as belonging to a particular series will be allocated by or under procedures approved by the Board of Trustees among one or more series in such a manner as it deems fair and equitable. Any expenses relating only to a particular Class of Shares of the Funds will be borne solely by such Class. Each Fund's expense ratio for prior fiscal years, calculated both before and after fee waivers and expense reimbursements, if any, is indicated under "Financial Highlights" above.

                                OTHER INFORMATION

Description of Shares. The Trust was organized as a Massachusetts business trust on October 25, 1990, under a Declaration of Trust. The Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares and to create an unlimited number of series of shares. The Board of Trustees may also classify and reclassify any unissued shares into one or more classes of shares. The Trust currently has the number of authorized series of shares, including the Funds, and classes of shares, described in the Statement of Additional Information under "Description of the Trust." Pursuant to its authority under the Declaration of Trust, the Board of Trustees has authorized the issuance of an unlimited number of shares in each of two Classes ("Investor Shares" and "Institutional Shares") representing equal pro rata interests in each Fund, except that the Classes bear different expenses that reflect the differences in services provided to them. Investor Shares bear potential distribution expenses and service fees. Institutional Shares bear no shareholder servicing or distribution fees. As a result of different charges, fees, and expenses between the Classes, the total return on each Fund's Investor Shares will generally be lower than the total return on the Institutional Shares. Standardized total return quotations will be computed separately for each Class of Shares of the Funds.

THIS PROSPECTUS RELATES TO EACH FUND'S INSTITUTIONAL SHARES AND DESCRIBES ONLY THE POLICIES, OPERATIONS, CONTRACTS, AND OTHER MATTERS PERTAINING TO THE INSTITUTIONAL SHARES. EACH FUND ALSO ISSUES A CLASS OF INVESTOR SHARES. SUCH OTHER CLASS MAY HAVE DIFFERENT SALES CHARGES AND EXPENSES, WHICH MAY AFFECT PERFORMANCE. INVESTORS MAY CALL THE FUNDS AT 1-800-525-3863 TO OBTAIN MORE INFORMATION CONCERNING OTHER CLASSES AVAILABLE TO THEM THROUGH THEIR SALES REPRESENTATIVE. INVESTORS MAY OBTAIN INFORMATION CONCERNING THOSE CLASSES FROM THEIR SALES REPRESENTATIVE, THE DISTRIBUTOR, THE FUNDS, OR ANY OTHER PERSON WHICH IS OFFERING OR MAKING AVAILABLE TO THEM THE SECURITIES OFFERED IN THIS PROSPECTUS.

When issued, the shares of each series of the Trust, including the Funds, and each class of shares, will be fully paid, nonassessable and redeemable. The Trust does not intend to hold annual shareholder meetings; it may, however, hold special shareholder meetings for purposes such as changing fundamental policies or electing Trustees. The Board of Trustees shall promptly call a meeting for the purpose of electing or removing Trustees when requested in writing to do so by the record holders of at least 10% of the outstanding shares of the Trust. The term of office of each Trustee is of unlimited duration. The holders of at least two-thirds of the outstanding shares of the Trust may remove a Trustee from that position either by declaration in writing filed with the Custodian or by votes cast in person or by proxy at a meeting called for that purpose.

The Trust's shareholders will vote in the aggregate and not by series (fund) or class, except where otherwise required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of the shareholders of a particular series or class. Matters affecting an individual series, such as each Fund, include, but are not limited to, the investment objectives, policies and restrictions of that series. Shares have no subscription, preemptive or conversion rights. Share certificates will not be issued. Each share is entitled to one vote (and fractional shares are entitled to proportionate fractional votes) on all matters submitted for a vote, and shares have equal voting rights except that only shares of a particular series or class are entitled to vote on matters affecting only that series or class. Shares do not have cumulative voting rights. Therefore, the holders of more than 50% of the aggregate number of shares of all series of the Trust may elect all the Trustees.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust, therefore, contains provisions which are intended to mitigate such liability. See "Description of the Trust" in the Statement of Additional Information for further information about the Trust and its shares.

Reporting to Shareholders. Each Fund will send to its shareholders Annual and Semi-Annual Reports; the financial statements appearing in Annual Reports for each Fund will be audited by independent accountants. In addition, the Funds will send to each shareholder having an account directly with the Funds a quarterly statement showing transactions in the account, the total number of shares owned and any dividends or distributions paid. Inquiries regarding the Funds may be directed in writing to 107 North Washington Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365 or by calling 1-800-525-3863.

Calculation of Performance Data. From time to time each Fund may advertise its average annual total return for each Class of Shares. The "average annual total return" refers to the average annual compounded rates of return over 1-, 5- and 10-year periods that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation assumes the reinvestment of all dividends and distributions, includes all recurring fees that are charged to all shareholder accounts and deducts all nonrecurring charges at the end of each period. If a Fund has been operating less than 1, 5 or 10 years, the time period during which the Fund has been operating is substituted.

In addition, each Fund may advertise other total return performance data other than average annual total return for each Class of Shares. This data shows as a percentage rate of return encompassing all elements of return (i.e. income and capital appreciation or depreciation); it assumes reinvestment of all dividends and capital gain distributions. Such other total return data may be quoted for the same or different periods as those for which average annual total return is quoted. This data may consist of a cumulative percentage rate of return, actual year-by-year rates or any combination thereof. Cumulative total return represents the cumulative change in value of an investment in a Fund for various periods.

The total return of a Fund could be increased to the extent the Advisor may waive all or a portion of its fees or may reimburse all or a portion of the Fund's expenses. Total return figures are based on the historical performance of the Fund, show the performance of a hypothetical investment, and are not intended to indicate future performance. Each Fund's quotations may from time to time be used in advertisements, sales literature, shareholder reports, or other communications. For further information, see "Additional Information on Performance" in the Statement of Additional Information.

No dealer, salesman, or other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Funds or the Advisor. This Prospectus does not constitute an offering in any state in which an offering may not lawfully be made.

Each Fund reserves the right in its sole discretion to withdraw all or any part of the offering made by this Prospectus or to reject purchase orders. All orders to purchase shares are subject to acceptance by each Fund and are not binding until confirmed or accepted in writing.

          The Brown Capital Management Funds
              107 North Washington Street
                 Post Office Box 4365
        Rocky Mount, North Carolina 27803-0365
                    1-800-525-3863

                  Investment Advisor
            Brown Capital Management, Inc.
                 809 Cathedral Street
               Baltimore, Maryland 21201

            Administrator & Fund Accountant
                The Nottingham Company
                 Post Office Drawer 69
        Rocky Mount, North Carolina 27802-0069

         Dividend Disbursing & Transfer Agent
             NC Shareholder Services, LLC
                 Post Office Box 4365
        Rocky Mount, North Carolina 27803-0365

                      Distributor
            Capital Investment Group, Inc.
                 Post Office Box 32249
             Raleigh, North Carolina 27622

                       Custodian
      First Union National Bank of North Carolina
                Two First Union Center
         Charlotte, North Carolina 28288-1151

                 Independent Auditors
                 Deloitte & Touche LLP
                  2500 One PPG Place
          Pittsburgh, Pennsylvania 15222-5401


   ------------------------------------------------


                   THE BROWN CAPITAL
                   MANAGEMENT FUNDS

                  INSTITUTIONAL CLASS

         ------------------------------------















                      PROSPECTUS






                     July 31, 1997

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                               CAPITAL VALUE FUND

                                  July 31, 1997

                                   A Series of
                       THE NOTTINGHAM INVESTMENT TRUST II
                107 North Washington Street, Post Office Box 4365
                     Rocky Mount, North Carolina 27803-0365
                            Telephone 1-800-525-3863



                                Table of Contents

INVESTMENT OBJECTIVE AND POLICIES..........................................  2
INVESTMENT LIMITATIONS.....................................................  4
NET ASSET VALUE............................................................  5
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION.............................  6
DESCRIPTION OF THE TRUST...................................................  7
ADDITIONAL INFORMATION CONCERNING TAXES....................................  8
MANAGEMENT OF THE FUND..................................................... 10
SPECIAL SHAREHOLDER SERVICES............................................... 14
ADDITIONAL INFORMATION ON PERFORMANCE...................................... 16
APPENDIX A - DESCRIPTION OF RATINGS........................................ 18
ANNUAL REPORT OF THE FUND FOR THE YEAR ENDED MARCH 31, 1997.......... ATTACHED

This Statement of Additional Information (the "Additional Statement") is meant to be read in conjunction with the Prospectus, dated the same date as this Additional Statement, for the Capital Value Fund (the "Fund") relating to the Fund's Investor Shares and Institutional Shares, as each Prospectus may be amended or supplemented from time to time, and is incorporated by reference in its entirety into each Prospectus. Because this Additional Statement is not itself a prospectus, no investment in shares of the Fund should be made solely upon the information contained herein. Copies of the Fund's Prospectus may be obtained at no charge by writing or calling the Fund at the address and phone number shown above. This Additional Statement is not a prospectus but is incorporated by reference in each Prospectus in its entirety. Capitalized terms used but not defined herein have the same meanings as in the Prospectus.

                        INVESTMENT OBJECTIVE AND POLICIES

The following policies supplement the Fund's investment objective and policies as set forth in the Prospectus for each Class of Shares of the Fund. The Fund, organized in 1990, has no prior operating history.

Additional  Information  on  Fund  Instruments.   Attached  to  this  Additional
Statement is Appendix A, which contains descriptions of the rating symbols used by Rating Agencies for securities in which the Fund may invest.

Investment Transactions. Subject to the general supervision of the Trust's Board of Trustees, the Advisor is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Fund.

The annualized portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover of the Fund may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements that enable the Fund to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making Fund decisions, and the Fund may engage in short-term trading to achieve its investment objectives.

Purchases  of money  market  instruments  by the Fund  are  made  from  dealers, underwriters and issuers. The Fund currently does not expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a "net" basis by a dealer acting as principal for its own account without a stated commission. The price of the security, however, usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions in the over-the-counter market are generally on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The Fund's fixed income portfolio transactions will normally be principal transactions executed in over-the-counter markets and will be executed on a "net" basis, which may include a dealer markup. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.

The Fund may participate, if and when practicable, in bidding for the purchase of Fund securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Fund will engage in this practice, however, only when the Advisor, in its sole discretion, believes such practice to be otherwise in the Fund's interest.

In executing Fund transactions and selecting brokers or dealers, the Advisor will seek to obtain the best overall terms available for the Fund. In assessing the best overall terms available for any transaction, the Advisor shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the spread or commission, if any, both for the specific transaction and on a continuing basis. The sale of Fund shares may be considered when determining the firms that are to execute brokerage transactions for the Fund. In addition, the Advisor is authorized to cause the Fund to pay a broker-dealer which furnishes brokerage and research services a higher spread or commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Advisor determines in good faith that such spread or commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Advisor to the Fund. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy.

Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Advisor and does not reduce the advisory fees payable by the Fund. The Trustees will periodically review any spread or commissions paid by the Fund to consider whether the spread or commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Fund. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised by the Advisor. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of securities transactions effected for such other account or investment company.

The Advisor may also utilize a brokerage firm affiliated with the Trust or the Advisor (including the Distributor, an affiliate of the Advisor) if it believes it can obtain the best execution of transactions from such broker. The Fund will not execute portfolio transactions through, acquire securities issued by, make savings deposits in or enter into repurchase agreements with the Advisor or an affiliated person of the Advisor (as such term is defined in the 1940 Act) acting as principal, except to the extent permitted by the Securities and Exchange Commission ("SEC"). In addition, the Fund will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Advisor, or an affiliated person of the Advisor, is a member, except to the extent permitted by the SEC. Under certain circumstances, the Fund may be at a disadvantage because of these limitations in comparison with other investment companies that have similar investment objectives but are not subject to such limitations.

Investment decisions for the Fund will be made independently from those for any other series of the Trust, if any, and for any other investment companies and accounts advised or managed by the Advisor. Such other investment companies and accounts may also invest in the same securities as the Fund. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or accounts in executing transactions. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which the Advisor believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund.

For the fiscal years ended March 31, 1995, 1996, and 1997, the total dollar amounts of brokerage commissions paid by the Fund were $12,835, $7,225, and $5,560, respectively, of which all was paid during such respective periods to the Distributor. Transactions in which the Fund used the Distributor as broker involved 100% of the aggregate dollar amount of transactions involving the payment of commissions and 100% of the aggregate broker commissions paid by the Fund for the fiscal year ended March 31, 1997.

Repurchase Agreements. The Fund may acquire U.S. Government Securities or corporate debt securities subject to repurchase agreements. A repurchase transaction occurs when, at the time the Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale will occur within one to five days of the purchase.

Repurchase agreements are considered "loans" under the Investment Company Act of 1940, as amended (the "1940 Act"), collateralized by the underlying security. The Trust will implement procedures to monitor on a continuous basis the value of the collateral serving as security for repurchase obligations. Additionally, the Advisor to the Fund will consider the creditworthiness of the vendor. If the vendor fails to pay the agreed upon resale price on the delivery date, the Fund will retain or attempt to dispose of the collateral. The Fund's risk is that such default may include any decline in value of the collateral to an amount which is less than 100% of the repurchase price, any costs of disposing of such collateral, and any loss resulting from any delay in foreclosing on the collateral. The Fund will not enter into any repurchase agreement which will cause more than 10% of its net assets to be invested in repurchase agreements which extend beyond seven days.

Description of Money Market Instruments. Money market instruments may include U.S. Government Securities or corporate debt securities (including those subject to repurchase agreements), provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Fund. Money market instruments also may include Banker's Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). Banker's Acceptances are time drafts drawn on and "accepted" by a bank. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Fund acquires a Banker's Acceptance the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Banker's Acceptance carries the full faith and credit of such bank. A Certificate of Deposit ("CD") is an unsecured, interest-bearing debt obligation of a bank. Commercial Paper is an unsecured, short-term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund will invest in Commercial Paper only if it is rated one of the top two rating categories by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P"), Fitch Investors Service, Inc. ("Fitch") or Duff & Phelps ("D&P") or, if not rated, of equivalent quality in the Advisor's opinion. Commercial Paper may include Master Notes of the same quality. Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Fund only through the Master Note program of the Fund's custodian bank, acting as administrator thereof. The Advisor will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Fund.

Illiquid Investments. The Fund may invest up to 10% of its net assets in illiquid securities, which are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, the Advisor determines the liquidity of the Fund's investments and, through reports from the Advisor, the Board monitors investments in illiquid instruments. In determining the liquidity of the Fund's investments, the Advisor may consider various factors including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features) and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). Investments currently considered by the Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days. If through a change in values, net assets or other circumstances, the Fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity. The Fund may not purchase restricted securities, which are securities that cannot be sold to the public without registration under the federal securities laws.

                             INVESTMENT LIMITATIONS

The Fund has adopted the following fundamental investment limitations, which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund. A "majority" for this purpose, means the lesser of
(i) 67% of the Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or
(ii) more than 50% of its outstanding shares. Unless otherwise indicated, percentage limitations apply at the time of purchase.

As a matter of fundamental policy, the Fund may not:

(1) Invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one issuer (except that securities of the U.S. Government, its agencies and instrumentalities are not subject to these limitations);

(2) Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. Government, its agencies and instrumentalities are not subject to these limitations);

(3) Invest in the securities of any issuer if any of the officers or trustees of the Trust or the Advisor who own beneficially more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of the outstanding securities of such issuer;

(4) Invest for the purpose of exercising control or management of another issuer;

(5) Invest in interests in real estate, real estate mortgage loans, real estate limited partnerships, oil, gas or other mineral exploration or development programs or leases, except that the Fund may invest in the readily marketable securities of companies which own or deal in such things;

(6) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter under the federal securities laws, in connection with the disposition of portfolio securities;

(7) Purchase securities on margin (but the Fund may obtain such short term credits as may be necessary for the clearance of transactions);

(8) Make short sales of securities or maintain a short position, except short sales "against the box" (A short sale is made by selling a security the Fund does not own, a short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.);

(9) Write, purchase or sell puts, calls or combinations thereof, or purchase or sell commodities, warrants, commodities contracts, futures contracts or related options;

(10) Participate on a joint or joint and several basis in any trading account in securities;

(11) Make loans of money or securities, except that the Fund may invest in repurchase agreements, money market instruments, and other debt securities;

(12) Invest more than 10% of the value of its net assets in repurchase agreements having a maturity of longer than seven days or other not readily marketable securities;

(13) Invest in restricted securities;

(14) Issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund's total assets, or (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities, if, immediately after such borrowing, the value of the Fund's assets, including all borrowings then outstanding, less its liabilities (excluding all borrowings), is equal to at least 300% of the aggregate amount of borrowings then outstanding, and the Fund may pledge its assets to secure all such borrowings;

(15) Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors), if more than 5% of its total assets would be invested in such securities; or

(16) Invest more than 10% of the Fund's total assets in foreign securities, including sponsored American Depository Receipts.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation. However, in the case of the borrowing limitation (restriction (14) above), the Fund will, to the extent necessary, reduce its existing borrowings to comply with the limitation.

While the Fund has reserved the right to make short sales "against the box" (restriction (8) above), the Advisor has no present intention of engaging in such transactions at this time or during the coming year.

                                 NET ASSET VALUE

The net asset value per share of each Class of Shares of the Fund is determined at 4:00 p.m., New York time, Monday through Friday, except on business holidays when the New York Stock Exchange is closed. The New York Stock Exchange recognizes the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day, and Christmas Day. Any other holiday recognized by the New York Stock Exchange will be considered a business holiday on which the net asset value of each Class of Shares of the Fund will not be calculated.

The net asset value per share of each Class of the Fund is calculated separately by adding the value of the Fund's securities and other assets belonging to the Fund and attributable to that Class, subtracting the liabilities charged to the Fund and to that Class, and dividing the result by the number of outstanding shares of such Class. "Assets belonging to" the Fund consist of the consideration received upon the issuance of shares of the Fund together with all net investment income, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to a particular investment Fund. Income, realized and unrealized capital gains and losses, and any expenses of the Fund not allocated to a particular Class of the Fund will be allocated to each Class of the Fund on the basis of the net asset value of that Class in relation to the net asset value of the Fund. Assets belonging to the Fund are charged with the direct liabilities of the Fund and with a share of the general liabilities of the Trust, which are normally allocated in proportion to the number of or the relative net asset values of all of the Trust's series at the time of allocation or in accordance with other allocation methods approved by the Board of Trustees. Certain expenses attributable to a particular Class of shares (such as the distribution and service fees attributable to Investor Shares) will be charged against that Class of shares. Certain other expenses attributable to a particular Class of shares (such as registration fees, professional fees, and certain printing and postage expenses) may be charged against that Class of shares if such expenses are actually incurred in a different amount by that Class or if the Class receives services of a different kind or to a different degree than other Classes, and the Board of Trustees approves such allocation. Subject to the provisions of the Declaration of Trust, determinations by the Board of Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets, with respect to the Fund and the Classes of the Fund are conclusive.

For the fiscal years ended March 31, 1995, 1996, and 1997, the total expenses of the Investor Shares of the Fund after fee waivers and expense reimbursements (if applicable) were $161,133, $172,707, and $186,235, respectively. Institutional Shares of the Fund were not authorized for issuance during such period and fiscal years.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Purchases. Shares of the Fund are offered and sold on a continuous basis and may be purchased through authorized investment dealers or directly by contacting the Distributor or the Fund. Selling dealers have the responsibility of transmitting orders promptly to the Fund. The public offering price of shares of the Fund equals net asset value, plus a sales charge for Investor Shares of the Fund. Capital Investment Group, Inc. (the "Distributor"), an affiliate of the Advisor, receives this sales charge as Distributor and may reallow it in the form of dealer discounts and brokerage commissions. The current schedule of sales charges and related dealer discounts and brokerage commissions is set forth in the Prospectus for the Investor Shares, along with the information on current purchases, rights of accumulation, and letters of intent. See "How Shares May Be Purchased" in the Prospectus.

Plan Under Rule 12b-1. The Trust has adopted a Plan of Distribution (the "Plan") for the Investor Shares of the Fund pursuant to Rule 12b-1 under the 1940 Act (see "How Shares May Be Purchased - Distribution Plan" in the Prospectus). Under the Plan the Fund may expend up to 0.50% of the Investor Shares' average net assets annually to finance any activity which is primarily intended to result in the sale of Investor Shares of the Fund and the servicing of shareholder accounts, provided the Trust's Board of Trustees has approved the category of expenses for which payment is being made. Such expenditures paid as service fees to any person who sells Investor Shares of the Fund may not exceed 0.25% of the average annual net asset value of such shares. Potential benefits of the Plan to the Fund include improved shareholder servicing, savings to the Fund in transfer agency costs, benefits to the investment process from growth and stability of assets and maintenance of a financially healthy management organization.

All of the distribution expenses incurred by the Distributor and others, such as broker-dealers, in excess of the amount paid by the Fund will be borne by such persons without any reimbursement from the Fund. Subject to seeking best execution, the Fund may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Plan.

From  time to time  the  Distributor  may pay  additional  amounts  from its own
resources  to  dealers  for  aid  in   distribution  or  for  aid  in  providing
administrative services to shareholders.

The Plan and the Distribution Agreement with the Distributor have been approved by the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the Plan or any related agreements, by vote cast in person or at a meeting duly called for the purpose of voting on the Plan and such Agreement. Continuation of the Plan and the Distribution Agreement must be approved annually by the Board of Trustees in the same manner as specified above.

Each year the Trustees must determine whether continuation of the Plan is in the best interest of shareholders of the Fund and that there is a reasonable likelihood of its providing a benefit to the Fund, and the Board of Trustees has made such a determination for the current year of operations under the Plan. The Plan and the Distribution Agreement may be terminated at any time without penalty by a majority of those trustees who are not "interested persons" or by a majority vote of the Fund's outstanding Investor Shares. Any amendment materially increasing the maximum percentage payable under the Plan must likewise be approved by a majority vote of the Investor Shares' outstanding voting stock, as well as by a majority vote of those trustees who are not "interested persons." Also, any other material amendment to the Plan must be approved by a majority vote of the trustees including a majority of the noninterested Trustees of the Trust having no interest in the Plan. In addition, in order for the Plan to remain effective, the selection and nomination of Trustees who are not "interested persons" of the Trust must be effected by the Trustees who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plan. Persons authorized to make payments under the Plan must provide written reports at least quarterly to the Board of Trustees for their review.

For the fiscal year ended March 31, 1997, the Fund incurred $39,206 for costs in connection with the Plan under Rule 12b-1. Such costs were spent on compensation to sales personnel for sale of Investor Shares and servicing of shareholder accounts and advertising costs.

Redemptions. Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC; (b) the Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. The Fund may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.

In addition to the situations described in the Prospectus under "How Shares May Be Redeemed," the Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Prospectus from time to time.

                            DESCRIPTION OF THE TRUST

The Trust is an unincorporated business trust organized under Massachusetts law on October 25, 1990. The Trust's Declaration of Trust authorizes the Board of Trustees to divide shares into series, each series relating to a separate portfolio of investments, and to classify and reclassify any unissued shares into one or more classes of shares of each such series. The Declaration of Trust currently provides for the shares of eight series, as follows: Capital Value Fund managed by Capital Investment Counsel, Inc. of Raleigh, North Carolina; ZSA Asset Allocation Fund and ZSA Social Conscience Fund managed by Zaske, Sarafa & Associates, Inc. of Birmingham, Michigan; Investek Fixed Income Trust managed by Investek Capital Management of Jackson, Mississippi; and The Brown Capital Management Equity Fund, The Brown Capital Management Balanced Fund and The Brown Capital Management Small Company Fund managed by Brown Capital Management of Baltimore, Maryland; and The WST Growth & Income Fund managed by Wilbanks, Smith & Thomas Asset Management, Inc. of Norfolk, Virginia. The Board of Trustees has authorized the classification of shares of all such series except the ZSA Funds. The number of shares of each series shall be unlimited. The Trust does not intend to issue share certificates.

In the event of a liquidation or dissolution of the Trust or an individual series, such as the Fund, shareholders of a particular series would be entitled to receive the assets available for distribution belonging to such series. Shareholders of a series are entitled to participate equally in the net distributable assets of the particular series involved on liquidation, based on the number of shares of the series that are held by each shareholder. If there are any assets, income, earnings, proceeds, funds or payments, that are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series as they, in their sole discretion, deem fair and equitable.

Shareholders of all of the series of the Trust, including the Fund, will vote together and not separately on a series-by-series or class-by-class basis, except as otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter. A series or class is affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of the series or class. Under Rule 18f-2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a series only if approved by a majority of the outstanding shares of such series. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series or class.

When used in the Prospectus or this Additional Statement, a "majority" of shareholders means the vote of the lesser of (1) 67% of the shares of the Trust or the applicable series or class present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Trust or the applicable series or class.

When issued for payment as described in the Prospectus and this Additional Statement, shares of the Fund will be fully paid and non-assessable.

The Declaration of Trust provides that the Trustees of the Trust will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Declaration of Trust provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

                     ADDITIONAL INFORMATION CONCERNING TAXES

The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning and is based on tax laws and regulations that are in effect on the date hereof; such laws and regulations may be changed by legislative, judicial, or administrative action. Investors are advised to consult their tax advisors with specific reference to their own tax situations.

Each series of the Trust, including the Fund, will be treated as a separate corporate entity under the Code and intends to qualify or remain qualified as a regulated investment company. In order to so qualify, each series must elect to be a regulated investment company or have made such an election for a previous year and must satisfy, in addition to the distribution requirement described in the Prospectus, certain requirements with respect to the source of its income for a taxable year. At least 90% of the gross income of each series must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income derived with respect to the series' business of investing in such stock, securities or currencies. Any income derived by a series from a partnership or trust is treated as derived with respect to the series' business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income that would have been qualifying income if realized by the series in the same manner as by the partnership or trust.

Another requirement for qualification as a regulated investment company under the Code is that less than 30% of a series' gross income for a taxable year must be derived from gains realized on the sale or other disposition of the following investments held for less than three months: (l) stock and securities (as defined in Section 2(a) (36) of the 1940 Act); (2) options, futures and forward contracts other than those on foreign currencies; or (3) foreign currencies (or options, futures or forward contracts on foreign currencies) that are not directly related to a series' principal business of investing in stocks or securities (or options and futures with respect to stocks or securities). Interest (including original issue discount and, with respect to certain debt securities, accrued market discount) received by a series upon maturity or disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of this requirement. However, any other income which is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose.

An investment company may not qualify as a regulated investment company for any taxable year unless it satisfies certain requirements with respect to the diversification of its investments at the close of each quarter of the taxable year. In general, at least 50% of the value of its total assets must be represented by cash, cash items, government securities, securities of other regulated investment companies and other securities which, with respect to any one issuer, do not represent more than 5% of the total assets of the investment company nor more than 10% of the outstanding voting securities of such issuer. In addition, not more than 25% of the value of the investment company's total assets may be invested in the securities (other than government securities or the securities of other regulated investment companies) of any one issuer. The Fund intends to satisfy all requirements on an ongoing basis for continued qualification as a regulated investment company.

Each series of the Trust, including the Fund, will designate any distribution of long term capital gains as a capital gain dividend in a written notice mailed to shareholders within 60 days after the close of the series' taxable year. Shareholders should note that, upon the sale or exchange of series shares, if the shareholder has not held such shares for at least six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.

A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each series of the Trust, including the Fund, intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

If for any taxable year a series does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions (whether or not derived from interest on tax-exempt securities) would be taxable as ordinary income to shareholders to the extent of the series' current and accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations.

Each series of the Trust, including the Fund, will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends or 31% of gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure properly to include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients."

Depending upon the extent of the Fund's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities. In addition, in those states and localities that have income tax laws, the treatment of the Fund and its shareholders under such laws may differ from their treatment under federal income tax laws.

                             MANAGEMENT OF THE FUND

Trustees and Officers. The Trustees and executive officers of the Trust, their addresses and ages, and their principal occupations for the last five years are as follows:

 Name, Age, Position(s)                     Principal Occupation(s)
       and Address                          During Past 5 Years

Jack E. Brinson, 64                         President, Brinson Investment Co.
Trustee and Chairman                        President, Brinson Chevrolet, Inc.
1105 Panola Street                          Tarboro, North Carolina
Tarboro, North Carolina  27886

Eddie C. Brown, 55                          President
Trustee*                                    Brown Capital Management, Inc.
President                                   Baltimore, Maryland
The Brown Capital Management Funds
809 Cathedral Street
Baltimore, Maryland 21201

Richard K. Bryant, 38                       President
Trustee*                                    Capital Investment Group
President                                   Raleigh, North Carolina
Capital Value Fund                          Vice President
Post Office Box 32249                       Capital Investment Counsel
Raleigh, North Carolina  27622              Raleigh, North Carolina

Elmer O. Edgerton, Jr., 55                  President
Vice President                              Capital Investment Counsel
Capital Value Fund                          Raleigh, North Carolina
Post Office Box 32249                       Vice President
Raleigh, North Carolina  27622              Capital Investment Group
                                            Raleigh, North Carolina

Timothy L. Ellis, 41                        Vice President
Trustee*                                    Investek Capital Management
Vice President                              Jackson, Mississippi
Investek Fixed Income Trust
317 East Capitol
Jackson, Mississippi  39201

R. Mark Fields, 44                          Vice President
Vice President                              Investek Capital Management
Investek Fixed Income Trust                 Jackson, Mississippi
317 East Capitol
Jackson, Mississippi  39201


John M. Friedman, 53                        Vice President
Vice President                              Investek Capital Management
Investek Fixed Income Trust                 Jackson, Mississippi
317 East Capitol
Jackson, Mississippi  39201

Keith A. Lee, 36                            Vice President
Vice President                              Brown Capital Management, Inc.
The Brown Capital Management Funds          Baltimore, Maryland
309 Cathedral Street
Baltimore, Maryland  21201

Michael T. McRee, 53                        President
President                                   Investek Capital Management, Inc.
Investek Fixed Income Trust                 Jackson, Mississippi
317 East Capitol
Jackson, Mississippi  39201

J. Hope Reese, 36                           Comptroller
Treasurer                                   The Nottingham Company
105 North Washington Street                 Rocky Mount, North Carolina
Rocky Mount, North Carolina  27802          since 1995; previously
                                            Cash Manager
                                            Law Companies Group
                                            Atlanta, Georgia
                                            since 1993; previously
                                            Financial Manager
                                            MGR Food Services
                                            Atlanta, Georgia

Anmar K. Sarafa, 36                         President
Vice President                              Zaske, Sarafa & Associates, Inc.
The ZSA Funds                               Birmingham, Michigan
Suite 200
355 South Woodward Avenue
Birmingham, Michigan  48009

Thomas W. Steed, 39                         Senior Corporate Attorney
Trustee                                     Hardees Food Systems
101 Bristol Court                           Rocky Mount, North Carolina
Rocky Mount, North Carolina  27802

J. Buckley Strandberg, 37                   Vice President
Trustee                                     Standard Insurance and Realty
Post Office Box 1375                        Rocky Mount, North Carolina
Rocky Mount, North Carolina  27802

C. Frank Watson III, 26                     Vice President
Secretary                                   The Nottingham Company
105 North Washington Street                 Rocky Mount, North Carolina
Rocky Mount, North Carolina  27802

Wayne F. Wilbanks, 36                       President
President                                   Wilbanks, Smith & Thomas
The WST Growth & Income Fund                Asset Management, Inc.
One Commercial Place, Suite 1150            Norfolk, Virginia
Norfolk, Virginia  25510

Arthur E. Zaske, 49                         Chairman/ Chief Investment Officer
Trustee*                                    Zaske, Sarafa, & Associates, Inc.
President                                   Birmingham, Michigan
The ZSA Funds
Suite 200
355 South Woodward Avenue
Birmingham, Michigan  48009
-------------------------------

* Indicates that Trustee is an "interested person" of the Trust for purposes of the 1940 Act because of his position with one of the investment advisors or the Administrator to the Trust.

Compensation. The officers of the Trust will not receive compensation from the Trust for performing the duties of their offices. Each Trustee who is not an "interested person" of the Trust receives a fee of $2,000 each year plus $250 per series of the Trust per meeting attended in person and $100 per series of the Trust per meeting attended by telephone. All Trustees are reimbursed for any out-of-pocket expenses incurred in connection with attendance at meetings.

                               Compensation Table*

                                        Pension
                                       Retirement                      Total
                          Aggregate     Benefits      Estimated    Compensation
                        Compensation   Accrued As       Annual    from the Trust
     Name of Person,      from the    Part of Fund  Benefits Upon     Paid to
        Position            Trust       Expenses      Retirement     Trustees
        --------            -----       --------      ----------     --------
Jack E. Brinson            $9,700         None           None         $9,700
Trustee
Eddie C. Brown              None          None           None          None
Trustee
Richard K. Bryant           None          None           None          None
Trustee
Timothy L. Ellis            None          None           None          None
Trustee
Thomas W. Steed            $9,700         None           None         $9,700
Trustee
J. Buckley Strandberg      $9,700         None           None         $9,700
Trustee
Arthur E. Zaske             None          None           None          None
Trustee

*Figures are for the fiscal year ended March 31, 1997.

Principal Holders of Voting Securities. As of July 22, 1997, the Trustees and Officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) less than 1% of the then outstanding shares of the Fund. On the same date the following shareholders owned of record more than 5% of the outstanding shares of beneficial interest of the Fund. Except as provided below, no person is known by the Trust to be the beneficial owner of more than 5% of the outstanding shares of the Fund as of July 22, 1997.

                                 Investor Shares

     Name and Address of                    Amount and Nature of
     Beneficial Owner                       Beneficial Ownership*    Percent

     Bryant Electric Supply, Inc.            122,423.536 shares     19.789%**
     Post Office Box 1000
     Lowell, North Carolina  28098-1000

     Bryant Supply Company, Inc.             136,825.710 shares     22.117%**
     401(k) Profit Sharing Trust
     Post Office Box 1000
     Lowell, North Carolina  28098-1000

     Bryant Supply Company, Inc.              56,631.876 shares      9.154%**
     Rock Hill - Profit Sharing Trust
     Post Office Box 1000
     Lowell, North Carolina  28098-1000

* The Fund believes the shares indicated are owned both of record and beneficially.

** Pursuant to applicable SEC regulations, these affiliated shareholders are deemed to control the Fund.

Investment Advisor. Information about Capital Investment Counsel, Inc. (the "Advisor") and its duties and compensation as Advisor is contained in the Prospectus.

Under the Advisory Agreement, the Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of such Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from its reckless disregard of its duties and obligations under the Agreement.

The Advisor will receive a monthly management fee equal to an annual rate of 0.60% of the first $250 million of the average daily net assets of the Fund and 0.50% on assets over $250 million. For the fiscal year ended March 31, 1997, the Fund paid the Advisor its advisory fee of $47,054. For the fiscal year ended March 31, 1995, the Fund paid the Advisor $41,825 of its advisory fee, while the Advisor voluntarily waived the remaining portion of its fee in the amount of $7,109. For the fiscal year ended March 31, 1996, the Fund paid the Advisor $34,200 of its advisory fee, while the Advisor voluntarily waived the remaining portion of its fee in the amount of $14,012.

Administrator and Transfer Agent. The Trust has entered into a Fund Accounting, Dividend Disbursing & Transfer Agent and Administration Agreement with The Nottingham Company (the "Administrator"), 105 North Washington Street, Post Office Drawer 69, Rocky Mount, North Carolina 27802-0069, pursuant to which the Administrator receives a fee at the annual rate of 0.25% of the average daily net assets of the Fund on the first $10 million; 0.20% of the next $40 million; 0.175% on the next $50 million; and 0.15% of its average daily net assets in excess of $100 million. In addition, the Administrator currently receives a base monthly fee of $1,750 for accounting and recordkeeping services for the Fund and $750 for each Class of Shares beyond the initial Class. The Administrator also charges the Fund for certain costs involved with the daily valuation of investment securities and is reimbursed for out-of-pocket expenses. The Administrator charges a minimum fee of $3,000 per month for all of its fees taken in the aggregate, analyzed monthly.

For services to the Fund for the fiscal years ended March 31, 1995, 1996, and 1997, the Administrator received fees of $16,437, $18,574, and $21,974, respectively. For the fiscal years ended March 31, 1995, 1996, and 1997, the Administrator received $21,000 each year for accounting and recordkeeping services.

The Administrator will perform the following services for the Fund: (1) coordinate with the Custodian and monitor the services it provides to the Fund;
(2) coordinate with and monitor any other third parties furnishing services to the Fund; (3) provide the Fund with necessary office space, telephones and other communications facilities and personnel competent to perform administrative and clerical functions for the Fund; (4) supervise the maintenance by third parties of such books and records of the Fund as may be required by applicable federal or state law; (5) prepare or supervise the preparation by third parties of all federal, state and local tax returns and reports of the Fund required by applicable law; (6) prepare and, after approval by the Trust, file and arrange for the distribution of proxy materials and periodic reports to shareholders of the Fund as required by applicable law; (7) prepare and, after approval by the Trust, arrange for the filing of such registration statements and other documents with the Securities and Exchange Commission and other federal and state regulatory authorities as may be required by applicable law; (8) review and submit to the officers of the Trust for their approval invoices or other requests for payment of Fund expenses and instruct the Custodian to issue checks in payment thereof; and (9) take such other action with respect to the Fund as may be necessary in the opinion of the Administrator to perform its duties under the agreement. The Administrator will also provide certain accounting and pricing services for the Fund.

With the approval of the Trust, the Administrator has contracted with NC Shareholder Services, LLC (the "Transfer Agent"), a North Carolina limited liability company, to serve as transfer, dividend paying, and shareholder servicing agent for the Funds. The Transfer Agent is compensated for its services by the Administrator and not directly by the Funds. The address of the Transfer Agent is 107 North Washington Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365.

Distributor. Capital Investment Group, Inc. (the "Distributor"), Post Office Box 32249, Raleigh, North Carolina 27622, acts as an underwriter and distributor of the Fund's shares for the purpose of facilitating the registration of shares of the Fund under state securities laws and to assist in sales of Fund shares pursuant to a Distribution Agreement (the "Distribution Agreement") approved by the Board of Trustees of the Trust. The Distributor is an affiliate of the Advisor.

In this regard, the Distributor has agreed at its own expense to qualify as a broker-dealer under all applicable federal or state laws in those states which the Fund shall from time to time identify to the Distributor as states in which it wishes to offer its shares for sale, in order that state registrations may be maintained for the Fund.

The Distributor is a broker-dealer registered with the Securities and Exchange Commission and a member in good standing of the National Association of Securities Dealers, Inc.

The Distribution Agreement may be terminated by either party upon 60 days prior written notice to the other party.

For the fiscal years ended March 31, 1995, 1996, and 1997, the Distributor received aggregate commissions for the sale of Fund shares in the amounts of $8,430, $6,580, and $3,867, respectively, of which the Distributor retained $489, $401, and $597, respectively, after reallowance to broker-dealers and sales representatives.

Custodian. First Union National Bank of North Carolina (the "Custodian"), Two First Union Center, Charlotte, North Carolina 28288-1151, serves as custodian for the Fund's assets. The Custodian acts as the depository for the Fund, safekeeps its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Fund's request and maintains records in connection with its duties as Custodian. For its services as Custodian, the Custodian is entitled to receive from the Fund an annual fee based on the average net assets of the Fund held by the Custodian.

Independent Auditors. The firm of Deloitte & Touche LLP, 2500 One PPG Place, Pittsburgh, Pennsylvania 15222-5401, serves as independent auditors for the Fund, and will audit the annual financial statements of the Fund, prepare the Fund's federal and state tax returns, and consult with the Fund on matters of accounting and federal and state income taxation.

                          SPECIAL SHAREHOLDER SERVICES

The Fund offers the following shareholder services:

Regular Account. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a confirmation statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date, along with a summary of the status of the account as of the transaction date. As stated in the Prospectus, share certificates are not issued.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Fund will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

Systematic Withdrawal Plan. Shareholders owning shares with a value of $10,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December) in order to make the payments requested. The Fund has the capacity of electronically depositing the proceeds of the systematic withdrawal directly to the shareholder's personal bank account ($5,000 minimum per bank wire). Instructions for establishing this service are included in the Fund Shares Application, enclosed in the Prospectus, or available by calling the Fund. If the shareholder prefers to receive his systematic withdrawal proceeds in cash, or if such proceeds are less than the $5,000 minimum for a bank wire, checks will be made payable to the designated recipient and mailed within 7 days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Signature Guarantees" in the Prospectus). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Fund. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The Systematic Withdrawal Plan may be terminated at any time by the Fund upon sixty days written notice or by a shareholder upon written notice to the Fund. Applications and further details may be obtained by calling the Fund at 1-800-525-3863, or by writing to:

                               Capital Value Fund
                   [Investor Shares] or [Institutional Shares]
                           107 North Washington Street
                              Post Office Box 4365
                     Rocky Mount, North Carolina 27803-0365

Purchases in Kind. The Fund may accept securities in lieu of cash in payment for the purchase of shares in the Fund. The acceptance of such securities is at the sole discretion of the Advisor based upon the suitability of the securities accepted for inclusion as a long-term investment of the Fund, the marketability of such securities, and other factors which the Advisor may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "How Shares are Valued" in the Prospectus.

Redemptions in Kind. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety-day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net asset value at the beginning of such period.

Transfer of Registration. To transfer shares to another owner, send a written request to the Fund at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (See the Prospectus under the heading "Signature Guarantees"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Fund.

                      ADDITIONAL INFORMATION ON PERFORMANCE

From time to time, the total return of each Class of the Fund may be quoted in advertisements, sales literature, shareholder reports or other communications to shareholders. The Fund computes the "average annual total return" of each Class of the Fund by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by determining the ending redeemable value of a hypothetical $1,000 initial payment. This calculation is as follows:

                 P(1+T)n = ERV

     Where: T  = average annual total return.

          ERV  = ending redeemable value at the end of the period covered by the
               computation  of  a  hypothetical   $1,000  payment  made  at  the
               beginning of the period.

          P = hypothetical initial payment of $1,000 from which the maximum sales load is deducted.

          n    = period covered by the computation, expressed in terms of years.

The Fund may also compute the aggregate total return of each Class of the Fund, which is calculated in a similar manner, except that the results are not annualized.

The calculation of average annual total return and aggregate total return assume that the maximum sales load is deducted from the initial $1,000 investment at the time it is made and that there is a reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations. The Fund may also quote other total return information that does not reflect the effects of the sales load.

The average annual total return quotations for the Investor Shares of the Fund for the year ended March 31, 1997, the five years ended March 31, 1997, and since inception (December 31, 1991, to March 31, 1997) are 3.33%, 8.74%, and 8.07%, respectively. The cumulative total return quotation for the Investor Shares of the Fund since inception through March 31, 1997, is 50.31%. These performance quotations assume the maximum 3.5% sales load for the Fund was deducted from the initial investment. The total return of the Investor Shares of the Fund for the year ended March 31, 1997, the five years ended March 31, 1997, and since inception through March 31, 1997, without deducting the maximum 3.5% sales load, are 7.08%, 9.52%, and 8.80%, respectively. The cumulative total return quotation for the Investor Shares of the Fund since inception through March 31, 1997, without deducting the maximum 3.5% sales load, is 55.77%. These performance quotations should not be considered as representative of the Fund's performance for any specified period in the future. The Institutional Shares of the Fund were not offered during the period of such performance quotations.

The Fund's performance may be compared in advertisements, sales literature, shareholder reports, and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Fund may compare its performance to the S&P 500 Index, the Lehman Aggregate Bond Index, or a combination of such indices. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters or financial periodicals. The Fund may also occasionally cite statistics to reflect its volatility and risk.

The Fund's performance fluctuates on a daily basis largely because net earnings and net asset value per share fluctuate daily. Both net earnings and net asset value per share are factors in the computation of total return as described above.

As indicated, from time to time, the Fund may advertise its performance compared to similar funds or portfolios using certain indices, reporting services, and financial publications. These may include the following:

o Lipper Analytical Services, Inc. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o Morningstar, Inc., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Investors may use such indices in addition to the Fund's Prospectus to obtain a more complete view of the Fund's performance before investing. Of course, when comparing the Fund's performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Fund may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time.

From time to time the Fund may include in advertisements and other communications information, charts, and illustrations relating to inflation and the reflects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody's). The Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

                                   APPENDIX A

                             DESCRIPTION OF RATINGS

The Fund may acquire from time to time fixed income securities that meet the following minimum rating criteria ("Investment-Grade Debt Securities") (or if not rated, of equivalent quality as determined by the Advisor). The various ratings used by the nationally recognized securities rating services are described below.

A rating by a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Advisor believes that the quality of fixed income securities in which the Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

Standard & Poor's Ratings Group. The following summarizes the highest four ratings used by Standard & Poor's Ratings Group ("S&P") for bonds which are deemed to be "Investment-Grade Debt Securities" by the Advisor:

       AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

       AA - Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

       A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

       BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for debt in higher rated categories.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

Bonds rated BB, B, CCC, CC and C are not considered by the Advisor to be "Investment-Grade Debt Securities" and are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds may have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating SP-1 is the highest rating assigned by S&P to municipal notes and indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

Moody's Investors Service, Inc. The following summarizes the highest four ratings used by Moody's Investors Service, Inc. ("Moody's") for bonds which are deemed to be "Investment-Grade Debt Securities" by the Advisor:

       Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

       Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

       A - Debt which is rated A possesses many favorable investment attributes and is to be considered as an upper medium grade obligation. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

       Baa - Debt which is rated Baa is considered as a medium grade obligation, i.e., it is neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such debt lacks outstanding investment characteristics and in fact has speculative characteristics as well.

Moody's applies numerical modifiers (l, 2 and 3) with respect to bonds rated Aa, A and Baa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

Bonds which are rated Ba, B, Caa, Ca or C by Moody's are not considered "Investment-Grade Debt Securities" by the Advisor. Bonds rated Ba are judged to have speculative elements because their future cannot be considered as well assured. Uncertainty of position characterizes bonds in this class, because the protection of interest and principal payments often may be very moderate and not well safeguarded.

Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the security over any long period for time may be small. Bonds which are rated Caa are of poor standing. Such securities may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

The rating Prime-1 is the highest  commercial  paper rating assigned by Moody's.
Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriated may be more affected by external conditions. Ample alternate liquidity is maintained.

The following summarizes the highest rating used by Moody's for short-term notes and variable rate demand obligations:

       MIG-l; VMIG-l - Obligations bearing these designations are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

Duff & Phelps Credit Rating Co. The following summarizes the highest four ratings used by Duff & Phelps Credit Rating Co. ("D&P") for bonds which are deemed to be "Investment-Grade Debt Securities" by the Advisor:

       AAA - Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

       AA - Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

       A - Bonds rated A have average but adequate protection factors. The risk factors are more variable and greater in periods of economic stress.

       BBB - Bonds rated BBB have below average protection factors but are still considered sufficient for prudent investment. There is considerable variability in risk during economic cycles.

Bonds rated BB, B and CCC by D&P are not considered "Investment-Grade Debt Securities" and are regarded, on balance, as predominantly speculative with respect to the issuer's ability to pay interest and make principal payments in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation.

The rating Duff l is the highest rating assigned by D&P for short-term debt, including commercial paper. D&P employs three designations, Duff l+, Duff 1 and Duff 1- within the highest rating category. Duff l+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. Duff 1- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

Fitch Investors Service, Inc. The following summarizes the highest four ratings used by Fitch Investors Service, Inc. ("Fitch") for bonds which are deemed to be "Investment-Grade Debt Securities" by the Advisor:

       AAA - Bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

       AA - Bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

       A - Bonds that are rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

       BBB - Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within a rating category.

Bonds rated BB, B and CCC by Fitch are not considered "Investment-Grade Debt Securities" and are regarded, on balance, as predominantly speculative with respect to the issuer's ability to pay interest and make principal payments in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation.

The following summarizes the three highest ratings used by Fitch for short-term notes, municipal notes, variable rate demand instruments and commercial paper:

       F-1+ - Instruments assigned this rating are regarded as having the strongest degree of assurance for timely payment.

       F-1 - Instruments assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+

       F-2 - Instruments assigned this rating have satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

                              MANAGEMENT'S COMMENTS


                               CAPITAL VALUE FUND



The Capital Value Fund has enjoyed another good year. The trend for much of the period was upwardly biased, yet a spike in interest rates in the first quarter of 1997 caused some discomfort. Another troubling development was the narrow advance of last year's rally. Back out the 50 largest stocks from the Standard and Poor's 500 Index, and you find that the remaining 450 returned only 48% of what their big brothers did. The economy continues to grow at a modest but sustainable pace. Federal Reserve Chairman Alan Greenspan is hinting at another increase in interest rates, yet the market continues to rise. We have positioned the CVF to perform in the coming year. The portfolio consists of traditional large cap stocks like Federal Express, Cracker Barrel, and Pepsi coupled with a dose of smaller, nimbler competitors such as EMC, Adobe, and Pomeroy. The names change every year, but the philosophy remains the same: buy cash rich, debt free companies who are the leaders in their industries, but are currently selling at multi-year lows. Large cap stocks should continue to perform at a steady rate, but a surprise could come from our smaller companies. While large companies have benefited from intense cost cutting over the past decade, cutting costs does not increase sales. Many firms such as General Electric have enjoyed 15% growth over the past five years, but over time their returns should drop back to a more reasonable 9% to 10%. On the other hand many smaller firms are growing at tremendous growth rates that have not been reflected in their stock price. Hopefully, now is the time for these companies to shine. The Dow Jones 30 should remain in a comfortable trading rage over the summer months, but as more stock are now participating in the rally we could see another extension to this 15 year old bull market.

                               Capital Value Fund
                     Performance Update - $10,000 Investment
                    For the period from December 31, 1991 to
                                 March 31, 1997


                             Capital Value Fund               60% S&P/40% Lehman
              31-Dec-91                9,650.00                       10,000.00
              31-Mar-92                9,541.00                        9,797.00
              30-Jun-92                9,729.00                       10,068.00
              30-Sep-92                9,929.00                       10,432.00
              31-Dec-92               10,159.00                       10,753.00
              31-Mar-93               10,616.00                       11,213.00
              30-Jun-93               10,739.00                       11,364.00
              30-Sep-93               10,898.00                       11,659.00
              31-Dec-93               11,255.00                       11,823.00
              31-Mar-94               11,099.00                       11,418.00
              30-Jun-94               10,927.00                       11,400.00
              30-Sep-94               11,395.00                       11,763.00
              31-Dec-94               11,363.00                       11,779.00
              31-Mar-95               12,084.00                       12,711.00
              30-Jun-95               13,050.00                       13,759.00
              30-Sep-95               13,474.00                       14,547.00
              31-Dec-95               13,802.00                       15,331.00
              31-Mar-96               14,037.00                       15,767.00
              30-Jun-96               14,438.00                       16,266.00
              30-Sep-96               14,473.00                       16,702.00
              31-Dec-96               15,164.00                       17,803.00
              31-Mar-97               15,031.00                       18,098.00


This graph depicts the performance of the Capital Value Fund versus a combined index of 60% S&P 500 Index and 40% Lehman Brothers Aggregate Bond Index. It is important to note the Capital Value Fund is a professionally managed mutual fund while the indexes are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

Average Annual Total Return


                           Since Inception      One Year        Five Years

-------------------------------------------------------------------------------

      No Sales Load             8.80%            7.08%             9.52%

-------------------------------------------------------------------------------

 Maximum 3.5% Sales Load        8.07%            3.33%             8.74%

-------------------------------------------------------------------------------



The graph assumes an initial $10,000 investment at December 31, 1991 ($9,650 after maximum sales load of 3.5%). All dividends and distributions are reinvested.

At March 31, 1997, the Fund would have grown to $15,031 - total investment return of 50.31% since December 31, 1991. Without the deduction of the 3.5% maximum sales load, the Fund would have grown to $15,577 - total investment return of 55.77% since December 31, 1991. The sales load is reduced or eliminated for larger purchases.

At March 31, 1997, a similar investment in a combined index of 60% S&P 500 and 40% Lehman Brothers Aggregate Bond Index would have grown to $18,098 - total investment return of 80.98% since December 31, 1991.

Past performance is not a guarantee of future performance. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than the original cost. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.


                                                         CAPITAL VALUE FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 1997

                                                                                                                Value
                                                                                            Shares             (note 1)
                                                                                        ---------------    -----------------
COMMON STOCKS - 68.77%

     Aerospace & Defense - 0.89%
          The Boeing Company                                                                        42               $4,142
          Rockwell International Corporation                                                     1,000               64,875
                                                                                                           -----------------
                                                                                                                     69,017
                                                                                                           -----------------
     Beverages - 0.84%
          PepsiCo, Inc.                                                                          2,000               65,250
                                                                                                           -----------------

     Brewery - 1.91%
          Adolph Coors Company                                                                   3,000               63,750
          Anheuser-Busch Companies, Inc.                                                         2,000               84,250
                                                                                                           -----------------
                                                                                                                    148,000
                                                                                                           -----------------
     Broadcast - Radio & Television - 0.54%
      (a) U S West, Inc.                                                                         2,000               37,250
      (a) ValueVision International, Inc.                                                        1,000                4,438
                                                                                                           -----------------
                                                                                                                     41,688
                                                                                                           -----------------
     Chemicals - 1.57%
          Shulman (A.), Inc.                                                                     1,000               19,000
          WD-40 Company                                                                          2,000              102,000
                                                                                                           -----------------
                                                                                                                    121,000
                                                                                                           -----------------
     Commercial Services - 0.96%
          Crawford & Company                                                                     3,000               43,875
          InteliData Technologies Corp.                                                          1,000                5,000
          Pinkerton's, Inc.                                                                      1,000               25,750
                                                                                                           -----------------
                                                                                                                     74,625
                                                                                                           -----------------
     Computers - 6.15%
      (a) AST Research, Inc.                                                                     1,000                4,750
      (a) Amdahl Corporation                                                                     1,500               14,062
      (a) Auspex Systems, Inc.                                                                   1,000               11,562
      (a) Compaq Computer Corporation                                                            3,000              229,875
      (a) EMC Corporation                                                                        4,500              158,625
      (a) Medar, Inc.                                                                            3,750               20,156
      (a) NetFRAME Systems, Inc.                                                                 1,000                1,750
      (a) Pinnacle Micro, Inc.                                                                   1,500                3,843
      (a) Silicon Graphics, Inc.                                                                 1,000               19,500
      (a) Tandem Computers, Inc.                                                                 1,000               11,875
                                                                                                           -----------------
                                                                                                                    475,998
                                                                                                           -----------------
     Computer Software & Services - 7.80%
          Adobe Systems, Inc.                                                                    1,000               40,125
      (a) Artisoft, Inc.                                                                         2,500                7,812
          Automatic Data Processing, Inc.                                                        1,000               41,875
      (a) Avid Technology, Inc.                                                                    500                6,593
          Banyan Systems, Inc.                                                                   2,000                4,125
      (a) Cadence Design Systems, Inc.                                                           1,000               34,500
      (a) Cisco Systems, Inc.                                                                    4,000              192,500


                                                                                                                 (Continued)


                                                         CAPITAL VALUE FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 1997

                                                                                                                Value
                                                                                            Shares             (note 1)
                                                                                        ---------------    -----------------
COMMON STOCKS - (Continued)

     Computer Software & Services - (Continued)
      (a) Concentra Corporation                                                                  1,000               $5,250
      (a) Cornerstone Imaging, Inc.                                                                500                3,625
      (a) FTP Software, Inc.                                                                     2,000               11,625
      (a) Fractal Design Corporation                                                             1,000                7,250
      (a) Interleaf, Inc.                                                                        2,000                3,125
      (a) INTERSOLV                                                                              3,000               25,125
      (a) InterVoice, Inc.                                                                       1,000               10,750
      (a) Metatec Corporation                                                                    1,000                4,015
      (a) MetaTools, Inc.                                                                        1,000               10,000
      (a) NETCOM On-Line Communication Services, Inc.                                              500                4,813
      (a) Netscape Communications Corporation                                                      500               15,031
      (a) Novell, Inc.                                                                           3,000               28,500
      (a) Parametric Technology Company                                                          2,000               90,250
      (a) ParcPlace Digitalk, Inc.                                                               1,000                1,500
      (a) Santa Cruz Operation, Inc.                                                             2,000               12,500
      (a) Spyglass, Inc.                                                                         1,000                7,125
      (a) Verity, Inc.                                                                           1,000                7,750
      (a) Viewlogic Systems, Inc.                                                                2,000               27,875
                                                                                                           -----------------
                                                                                                                    603,639
                                                                                                           -----------------
     Electrical Equipment - 0.73%
      (a) Brooks Automation, Inc.                                                                1,000               14,875
      (a) Level One Communications, Inc.                                                         1,500               41,250
                                                                                                           -----------------
                                                                                                                     56,125
                                                                                                           -----------------
     Electronics - 4.70%
          Logicon, Inc.                                                                          3,000              106,125
      (a) Mentor Graphics Corporation                                                            1,000                8,375
          Motorola, Inc.                                                                         1,500               90,563
          National Service Industries                                                            2,000               78,250
      (a) Sonic Solutions, Inc.                                                                  2,500               15,625
      (a) VeriFone, Inc.                                                                         2,000               65,000
                                                                                                           -----------------
                                                                                                                    363,938
                                                                                                           -----------------
     Electronics - Semiconductor - 3.33%
          Intel Corporation                                                                      1,000              139,125
      (a) LSI Logic Corporation                                                                  2,000               69,500
      (a) Sierra Semiconductor Corporation                                                       1,000               16,125
      (a) Speedfam International, Inc.                                                           1,000               33,000
                                                                                                           -----------------
                                                                                                                    257,750
                                                                                                           -----------------
     Engineering & Construction - 0.47%
      (a) Stone & Webster, Inc.                                                                  1,000               36,750
                                                                                                           -----------------

     Entertainment - 1.62%
          GTECH Holdings Corporation                                                             1,000               30,125
           The Walt Disney Company                                                               1,300               94,900
                                                                                                           -----------------
                                                                                                                    125,025
                                                                                                           -----------------

                                                                                                                  (Continued)


                                                         CAPITAL VALUE FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 1997

                                                                                                                Value
                                                                                            Shares             (note 1)
                                                                                        ---------------    -----------------
COMMON STOCKS - (Continued)

     Environmental Control - 0.48%
      (a) Harding Lawson Associates Group                                                        1,000               $6,875
          WMX Technologies, Inc.                                                                 1,000               30,625
                                                                                                           -----------------
                                                                                                                     37,500
                                                                                                           -----------------
     Financial - Banks, Commercial - 1.41%
          Wachovia Corporation                                                                   2,000              109,000
                                                                                                           -----------------

     Food - Processing - 1.10%
      (a) Grist Mill Company                                                                     3,000               17,625
          Lance, Inc.                                                                            1,500               27,000
          Sara Lee Corporation                                                                   1,000               40,500
                                                                                                           -----------------
                                                                                                                     85,125
                                                                                                           -----------------
     Foreign Securities - 3.93%
      (a) Cott Corporation                                                                       1,000                9,875
          Energy Group PLC - ADR                                                                   250                8,031
          Glaxo Wellcome plc - ADR                                                               2,000               70,750
      (a) Grupo Embotelladoras de Mexico S.A. de CV - ADR                                        2,000               19,750
      (a) Grupo Televisa S.A. - ADR                                                              1,000               24,875
          Guinness plc - ADR                                                                     1,500               62,700
          Hanson plc - ADR                                                                         250                5,688
          Imperial Oil Ltd.                                                                      1,000               46,625
          Moore Corporation Ltd.                                                                 1,500               30,000
          Nintendo Company Ltd.                                                                  2,000               17,500
          Scitex Corporation Ltd.                                                                1,000                8,500
                                                                                                           -----------------
                                                                                                                    304,294
                                                                                                           -----------------
     Forest Products & Paper - 0.48%
          St. Joe Corporation                                                                      500               36,937
                                                                                                           -----------------

     Household Products & Housewares - 0.64%
          Rubbermaid, Inc.                                                                       2,000               49,750
                                                                                                           -----------------

     Insurance - Life & Health - 1.58%
          Jefferson-Pilot Corporation                                                            2,250              122,344
                                                                                                           -----------------

     Leisure Time - 0.29%
      (a) Aldila, Inc.                                                                           2,000                9,375
      (a) Coastcast Corporation                                                                  1,000               13,125
                                                                                                           -----------------
                                                                                                                     22,500
                                                                                                           -----------------
     Lodging - 0.12%
      (a) John Q Hammons Hotels, Inc.                                                            1,000                9,000
                                                                                                           -----------------

     Medical - Hospital Management & Service - 0.22%
      (a) Transitional Hospitals Corp.                                                           2,000               17,250
                                                                                                           -----------------



                                                                                                                  (Continued)

                                                         CAPITAL VALUE FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 1997

                                                                                                                Value
                                                                                            Shares             (note 1)
                                                                                        ---------------    -----------------
COMMON STOCKS - (Continued)

     Medical Supplies - 0.24%
      (a) Datascope Corporation                                                                  1,000              $18,250
                                                                                                           -----------------

     Miscellaneous - Manufacturing - 0.70%
      (a) ACX Technologies, Inc.                                                                 2,000               38,500
          Cross (A.T.) Company                                                                   1,500               15,375
                                                                                                           -----------------
                                                                                                                     53,875
                                                                                                           -----------------
     Oil & Gas - Domestic - 0.34%
          Sun Company, Inc.                                                                      1,000               26,125
                                                                                                           -----------------

     Oil & Gas - Equipment & Services - 1.39%
          Schlumberger, Ltd.                                                                     1,000              107,250
                                                                                                           -----------------

     Oil & Gas - Exploration - 0.22%
          Parker Drilling Company                                                                2,000               16,750
                                                                                                           -----------------

     Pharmaceuticals - 3.21%
          Bristol-Myers Squibb Company                                                           2,000              121,500
          Merck & Co., Inc.                                                                      1,500              126,563
                                                                                                           -----------------
                                                                                                                    248,063
                                                                                                           -----------------
     Publishing - Printing - 1.16%
          Deluxe Corporation                                                                     1,000               32,375
          Readers Digest Association, Inc.                                                       2,000               57,500
                                                                                                           -----------------
                                                                                                                     89,875
                                                                                                           -----------------
     Real Estate - 0.24%
          Price Enterprises, Inc.                                                                1,000               18,375
                                                                                                           -----------------

     Restaurants & Food Service - 2.56%
      (a) Buffets, Inc.                                                                          1,000                7,188
          Cracker Barrel Old Country Store, Inc.                                                 5,500              143,688
          McDonald's Corporation                                                                 1,000               47,250
                                                                                                           -----------------
                                                                                                                    198,126
                                                                                                           -----------------
     Retail - Apparel - 1.05%
          Cato Corporation                                                                       2,000               11,500
          DEB Shops, Inc.                                                                        2,000                9,000
          Designs, Inc.                                                                          1,000                5,625
          The Limited, Inc.                                                                      3,000               55,125
                                                                                                           -----------------
                                                                                                                     81,250
                                                                                                           -----------------
     Retail - Department Stores - 1.80%
      (a) 50-OFF Stores, Inc.                                                                    4,000                  240
          Wal-Mart Stores, Inc.                                                                  5,000              139,375
                                                                                                           -----------------
                                                                                                                    139,615
                                                                                                           -----------------
     Retail - Grocery - 1.95%
          Food Lion, Inc.                                                                       10,000               81,875
          Weis Markets, Inc.                                                                     2,500               69,375
                                                                                                           -----------------
                                                                                                                    151,250
                                                                                                           -----------------



                                                                                                                  (Continued)

                                                         CAPITAL VALUE FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 1997

                                                                                                                Value
                                                                                            Shares             (note 1)
                                                                                        ---------------    -----------------
COMMON STOCKS - (Continued)

     Retail - Specialty Line - 1.16%
          Circuit City Stores-Circuit City Group                                                 2,000              $66,750
      (a) Gibson Greetings, Inc.                                                                 1,000               20,750
          Sun Television and Appliances, Inc.                                                    1,000                2,000
                                                                                                           -----------------
                                                                                                                     89,500
                                                                                                           -----------------
     Telecommunications - 0.39%
      (a) 360 Communications Company                                                               333                5,744
      (a) Cone Mills Corporation                                                                 1,000                7,375
          Lucent Technologies, Inc.                                                                324               17,091
                                                                                                           -----------------
                                                                                                                     30,210
                                                                                                           -----------------
     Telecommunications Equipment - 0.10%
      (a) Premisys Communications, Inc.                                                          1,000                8,125
                                                                                                           -----------------

     Textiles - 2.03%
      (a) Ashworth, Inc.                                                                         2,000               16,000
      (a) Burlington Industries, Inc.                                                            1,600               18,400
          Liz Claiborne, Inc.                                                                    2,000               87,250
          Russell Corporation                                                                    1,000               35,750
                                                                                                           -----------------
                                                                                                                    157,400
                                                                                                           -----------------
     Tire & Rubber - 0.68%
          The Goodyear Tire & Rubber Company                                                     1,000               52,250
                                                                                                           -----------------

     Transportation - Air - 1.01%
          Federal Express Corporation                                                            1,500               78,188
                                                                                                           -----------------

     Trucking & Leasing - 0.47%
          Caliber System, Inc.                                                                   1,000               26,500
          Roadway Express, Inc.                                                                    500                9,688
                                                                                                           -----------------
                                                                                                                     36,188
                                                                                                           -----------------
     Utilities - Electric - 0.95%
          Potomac Electric Power Company                                                         3,000               73,500
                                                                                                           -----------------

     Utilities - Telecommunications - 4.94%
          A T & T Corporation                                                                    1,000               34,750
          BellSouth Corporation                                                                  2,000               84,500
          GTE Corporation                                                                        2,000               93,250
          Pacific Telesis Group                                                                  1,500               56,625
          Sprint Corporation                                                                     1,000               45,500
          U S WEST Communications Group                                                          2,000               67,750
                                                                                                           -----------------
                                                                                                                    382,375
                                                                                                           -----------------
     Wholesale - Specialty Line - 0.42%
          Pomeroy Computer Resources, Inc.                                                       1,650               32,588
                                                                                                           -----------------


Total Common Stocks (Cost $3,884,489)                                                                             5,321,633
                                                                                                           -----------------




                                                                                                                 (Continued)

                                                         CAPITAL VALUE FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 1997




                                                                                Interest         Maturity           Value
                                                            Principal             Rate             Date            (note 1)
                                                           -------------     -------------   ---------------    ------------

CORPORATE OBLIGATIONS - 25.51%

          A T & T Corporation                                   $50,000             7.500%          06/01/06        $50,500
          A T & T Corporation                                    50,000             8.125%          01/15/22         49,938
          A T & T Corporation                                    50,000             8.125%          07/15/24         49,875
          A T & T Corporation                                   100,000             8.625%          12/01/31        104,000
          American Express Company                               50,000             8.625%          05/15/22         51,019
          Anheuser-Busch Companies, Inc.                         25,000             8.625%          12/01/16         25,625
          Anheuser-Busch Companies, Inc.                         25,000             9.000%          12/01/09         28,031
          Archer Daniels Midland Corporation                    100,000             6.250%          05/15/03         94,875
          Archer Daniels Midland Corporation                     25,000             8.875%          04/15/11         28,089
          BellSouth Telecommunications                           50,000             6.250%          05/15/03         47,500
          BellSouth Telecommunications                          125,000             6.750%          10/15/33        109,375
          BellSouth Telecommunications                           50,000             7.000%          02/01/05         49,250
          BellSouth Telecommunications                           25,000             7.875%          08/01/32         24,688
          Du Pont (E.I.) De Nemours & Company                    60,000             6.000%          12/01/01         57,600
          Du Pont (E.I.) De Nemours & Company                    50,000             7.950%          01/15/23         48,828
          Du Pont (E.I.) De Nemours & Company                    50,000             8.125%          03/15/04         52,047
          Duke Power Company                                     20,000             6.375%          03/01/08         18,300
          Duke Power Company                                    100,000             6.750%          08/01/25         86,125
          General Electric Capital Corporation                  100,000             8.750%          05/21/07        110,075
          International Business Machines                        50,000             8.375%          11/01/19         53,063
          Morgan Stanley Group, Inc.                             75,000             7.500%          02/01/24         69,864
          Pacific Bell                                          100,000             6.250%          03/01/05         93,250
          Sears, Roebuck and Company                             50,000             9.250%          04/15/98         51,375
          The Boeing Company                                    150,000             8.750%          09/15/31        170,837
          The Coca-Cola Company                                  70,000             8.500%          02/01/22         74,594
          United Parcel Service of America                       50,000             8.375%          04/01/20         54,219
          U S West, Inc.                                         50,000             6.875%          09/15/33         42,984
          Wachovia Corporation                                   75,000             6.375%          04/15/03         71,930
          Wal-Mart Stores, Inc.                                  75,000             6.500%          06/01/03         24,156
          Wal-Mart Stores, Inc.                                  25,000             8.500%          09/15/24         26,083
          Wal-Mart Stores, Inc.                                 150,000             8.875%          06/29/11        156,080
                                                                                                           -----------------

Total Corporate Obligations (Cost $1,920,966)                                                                     1,974,175
                                                                                                           -----------------












                                                                                                                 (Continued)

                                                         CAPITAL VALUE FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 1997




                                                                               Interest          Maturity            Value
                                                            Principal            Rate              Date            (note 1)
                                                           -------------    -------------    ---------------    ------------
REPURCHASE AGREEMENT (b) - 4.62%

          Wachovia Bank, dated March 31, 1997                  $357,601             6.50%           04/01/97       $357,601
                                                                                                                ------------
          (Cost $357,601)


Total Value of Investments (Cost $6,163,056 (c))                                                    98.90%       $7,653,409
Other Assets Less Liabilities                                                                        1.10%           84,846
                                                                                           ---------------     ------------
     Net Assets                                                                                    100.00%       $7,738,255
                                                                                           ===============     ============




     (a)  Non-income producing investment.

     (b) The repurchase agreement is fully collateralized by U. S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other funds administered by The
          Nottingham Company (Note 1).

     (c) Aggregate cost for financial reporting and federal income tax purposes is the same. Unrealized appreciation (depreciation) of investments for financial reporting and federal income tax purposes is as follows:


          Unrealized appreciation                                                                                $1,908,658
          Unrealized depreciation                                                                                  (418,305)
                                                                                                           -----------------

                          Net unrealized appreciation                                                            $1,490,353
                                                                                                           =================















See accompanying notes to financial statements

                                                         CAPITAL VALUE FUND

                                                 STATEMENT OF ASSETS AND LIABILITIES

                                                           March 31, 1997


ASSETS
       Investments, at value (cost $6,163,056)                                                                       $7,653,409
       Cash                                                                                                               8,330
       Income receivable                                                                                                 48,976
       Receivable for investments sold                                                                                   40,000
       Prepaid expenses                                                                                                     392
       Other assets                                                                                                       2,350
                                                                                                                  --------------

            Total assets                                                                                              7,753,457
                                                                                                                  --------------

LIABILITIES
       Accrued expenses                                                                                                  15,202
                                                                                                                  --------------

NET ASSETS
       (applicable to 618,963 Investor Class Shares outstanding; unlimited
       shares of no par value beneficial interest authorized)                                                        $7,738,255
                                                                                                                  ==============

NET ASSET VALUE, REDEMPTION AND OFFERING PRICE PER
       INVESTOR CLASS SHARE
       ($7,738,255 / 618,963 shares)                                                                                     $12.50
                                                                                                                  ==============

MAXIMUM OFFERING PRICE PER INVESTOR CLASS SHARE
       (100 / 96.5 of $12.50)                                                                                            $12.95
                                                                                                                  ==============

NET ASSETS CONSIST OF
       Paid-in capital                                                                                               $6,247,902
       Net unrealized appreciation on investments                                                                     1,490,353
                                                                                                                  --------------
                                                                                                                     $7,738,255
                                                                                                                  ==============
























See accompanying notes to financial statements

                                                         CAPITAL VALUE FUND

                                                       STATEMENT OF OPERATIONS

                                                      Year ended March 31, 1997


INVESTMENT INCOME

       Income
            Interest                                                                                                      $184,630
            Dividends                                                                                                       89,296
            Miscellaneous                                                                                                      219
                                                                                                                    ---------------

                 Total income                                                                                              274,145
                                                                                                                    ---------------

       Expenses
            Investment advisory fees (note 2)                                                                               47,054
            Fund administration fees (note 2)                                                                               19,605
            Distribution and service fees (note 3)                                                                          39,206
            Custody fees                                                                                                     7,998
            Registration and filing administration fees (note 2)                                                             2,369
            Fund accounting fees (note 2)                                                                                   21,000
            Audit fees                                                                                                       4,274
            Legal fees                                                                                                       9,500
            Securities pricing fees                                                                                         11,700
            Shareholder recordkeeping fees                                                                                   2,179
            Shareholder servicing expenses                                                                                   4,995
            Registration and filing expenses                                                                                 3,018
            Printing expenses                                                                                                2,016
            Trustee fees and meeting expenses                                                                                6,751
            Other operating expenses                                                                                         4,570
                                                                                                                    ---------------

                 Total expenses                                                                                            186,235
                                                                                                                    ---------------

                            Net investment income                                                                           87,910
                                                                                                                    ---------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

       Net realized gain from investment transactions                                                                       98,880
       Increase in unrealized appreciation on investments                                                                  356,911
                                                                                                                    ---------------

            Net realized and unrealized gain on investments                                                                455,791
                                                                                                                    ---------------

                 Net increase in net assets resulting from operations                                                     $543,701
                                                                                                                    ===============














See accompanying notes to financial statements

                                                         CAPITAL VALUE FUND

                                                STATEMENTS OF CHANGES IN NET ASSETS



------------------------------------------------------------------------------------------------------------------------------------

                                                                                 Year ended        Year ended
                                                                                 March 31,          March 31,
                                                                                    1997              1996
------------------------------------------------------------------------------------------------------------------------------------

INCREASE IN NET ASSETS

  Operations
     Net investment income                                                          $87,910          $122,895
     Net realized gain from investment transactions                                  98,880            38,601
     Increase in unrealized appreciation on investments                             356,911           919,595
                                                                                    -------           -------

        Net increase in net assets resulting from operations                        543,701         1,081,091
                                                                                    -------         ---------

  Distributions to shareholders from
     Net investment income                                                          (87,910)         (127,074)
     Tax return of capital                                                           (8,006)                0
     Net realized gain from investment transactions                                 (69,095)         (222,742)
                                                                                    -------          --------

        Decrease in net assets resulting from distributions                        (165,011)         (349,816)
                                                                                   --------          --------

  Capital share transactions
     Increase (decrease) in net assets resulting from capital share transactions   (192,238)           44,966
                                                                                   --------            ------

           Total increase in net assets                                             186,452           776,241
                                                                                    =======           =======

NET ASSETS

  Beginning of year                                                               7,551,803         6,775,562
                                                                                  =========         =========

  End of year                                                                    $7,738,255        $7,551,803
                                                                                ===========         =========



(a) A summary of capital share activity follows:
-------------------------------------------------------------------------------------------------------------
                                                             Year ended                    Year ended
                                                           March 31, 1997                March 31, 1996
-------------------------------------------------------------------------------------------------------------
                                                       Shares          Value         Shares            Value
                                                     ----------    ----------      ---------        ---------
Shares sold                                            44,461        $551,414        44,207          $517,663
                                                       ------        --------        ------          --------
Shares issued for reinvestment
  of distributions                                     13,109         163,984        29,596           348,199
                                                       ------         -------        ------           -------
                                                       57,570         715,398        73,803           865,862
                                                       ------         -------        ------           -------

Shares redeemed                                       (72,371)       (907,636)      (70,329)         (820,896)
                                                      -------        --------       -------          --------
  Net increase (decrease)                             (14,801)      $(192,238)        3,474           $44,966
                                                      =======       =========         =====           =======





See accompanying notes to financial statements

                                                         CAPITAL VALUE FUND

                                                        FINANCIAL HIGHLIGHTS

                                           (For a Share Outstanding Throughout the Year)

--------------------------------------------------------------------------------------------------------------------------------
                                                             Year ended   Year ended    Year ended   Year ended    Year ended
                                                             March 31,    March 31,     March 31,    March 31,     March 31,
                                                                1997         1996          1995         1994          1993
--------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year                               $11.92       $10.75        $10.42       $10.59        $10.05

   Income from investment operations
      Net investment income                                        0.15         0.19          0.17         0.15          0.20
      Net realized and unrealized gain on investments              0.70         1.53          0.73         0.41          0.88
                                                                   ----         ----          ----         ----          ----

         Total from investment operations                          0.85         1.72          0.90         0.56          1.08
                                                                   ----         ----          ----         ----          ----

   Distributions to shareholders from
      Net investment income                                       (0.15)       (0.20)        (0.21)       (0.11)        (0.20)
      Tax return of capital                                       (0.01)        0.00          0.00         0.00          0.00
      Net realized gain from investment transactions              (0.11)       (0.35)        (0.36)       (0.62)        (0.34)
                                                                  -----        -----         -----        -----         -----
         Total distributions                                      (0.27)       (0.55)        (0.57)       (0.73)        (0.54)
                                                                  -----        -----         -----        -----         -----
Net asset value, end of year                                     $12.50       $11.92        $10.75       $10.42        $10.59
                                                                 ======       ======        ======       ======        ======

Total return                                                       7.08%       16.16%         8.66%        5.21%        11.23%

Ratios/supplemental data
   Net assets, end of year                                   $7,738,255   $7,551,803    $6,775,562   $6,257,240    $6,042,297
                                                             ==========   ==========    ==========   ==========    ==========

   Ratio of expenses to average net assets
      Before expense reimbursements and waived fees                2.38 %       2.56 %        2.58 %       2.64 %        2.48 %
      After expense reimbursements and waived fees                 2.38 %       2.33 %        2.47 %       2.43 %        2.48 %

   Ratio of net investment income to average net assets
      Before expense reimbursements and waived fees                1.12 %       1.44 %        1.55 %       1.22 %        1.87 %
      After expense reimbursements and waived fees                 1.12 %       1.66 %        1.66 %       1.43 %        1.87 %

   Portfolio turnover rate                                         7.31 %      12.33 %       24.67 %      32.99 %       24.79 %

   Average broker commissions per share (a)                       $0.10

(a) Represents total commission paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged. This disclosure is required for fiscal years beginning on or after September 1, 1995.

See accompanying notes to financial state

                               CAPITAL VALUE FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1997



NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER INFORMATION

The Capital Value Fund (the "Fund") is a diversified series of shares of beneficial interest of The Nottingham Investment Trust II (the "Trust"). The Trust, an open-ended investment company, was organized on October 18, 1990 as a Massachusetts Business Trust and is registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is to provide its shareholders with a maximum total return consisting of any combination of capital appreciation, both realized and unrealized, and income under the constantly varying market conditions by investing in a flexible portfolio of equity securities, fixed income securities, and money market instruments. The Fund began operations on November 16, 1990.

Pursuant to a plan approved by the Board of Trustees of the Trust, the existing single class of shares of the Fund was redesignated as the Investor Class of shares of the Fund on June 15, 1995 and an additional class of shares, the Institutional shares, was authorized. To date, only Investor Class shares have been issued by the Fund. The Institutional Class shares will be sold without a sales charge and will bear no distribution and service fees. The Investor Class shares are subject to a maximum 3.50% sales charge and bear distribution and service fees which may not exceed 0.50% of the Investor Class shares' average net assets annually. The following is a summary of significant accounting policies followed by the Fund.

A. Security Valuation - The Fund's investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. New York time on the day of valuation. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities for which market quotations are not readily available, if any, are valued by using an independent pricing service or by following procedures approved by the Board of Trustees. Short-term investments are valued at cost which approximates value.

B. Federal Income Taxes - The Fund is considered a personal holding company as defined under Section 542 of the Internal Revenue Code since 50% of the value of the Fund's shares were owned directly or indirectly by five or fewer individuals at certain times during the last half of the year. As a personal holding company, the Fund is subject to federal income taxes on undistributed personal holding company income at the maximum individual income tax rate. No provision has been made for federal income taxes since substantially all taxable income has been distributed to shareholders. it is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income to relieve it from all federal income taxes.

     Net investment income (loss) and net realized gains (losses) may differ for financial statement and income tax purposes primarily because of losses incurred subsequent to October 31, which are deferred for income tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.




                                                                     (Continued)

                               CAPITAL VALUE FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1997



C. Investment Transactions - Investment transactions are recorded on the trade date. Realized gains and losses are determined using the specific identification cost method. Interest income is recorded daily on the accrual basis. Dividend income is recorded on the ex-dividend date.

D. Distributions to Shareholders - The Fund generally declares dividends quarterly, payable in March, June, September and December, on a date selected by the Trust's Trustees. In addition, distributions may be made annually in December out of net realized gains through October 31 of that year. Distributions to shareholders are recorded on the ex-dividend date. The Fund may make a supplemental distribution subsequent to the end of its fiscal year ending March 31.

E. Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amount of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

F. Repurchase Agreements - The Fund may acquire U. S. Government Securities or corporate debt securities subject to repurchase agreements. A repurchase agreement transaction occurs when the Fund acquires a security and simultaneously resells it to the vendor (normally a member bank of the Federal Reserve or a registered Government Securities dealer) for delivery on an agreed upon future date. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate earned by the Fund effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale typically will occur within one to five days of the purchase. The Fund will not enter into repurchase agreement which will cause more than 10% of its net assets to be invested in repurchase agreements which extend beyond seven days. In the event of the bankruptcy of the other party to a repurchase agreement, the Fund could experience delays in recovering its cash or the securities lent. To the extent that in the interim the value of the securities purchased may have declined, the Fund could experience a loss. In all cases, the creditworthiness of the other party to a transaction is reviewed and found satisfactory by the Advisor. Repurchase agreements are, in effect, loans of Fund assets. The Fund will not engage in reverse repurchase transactions, which are considered to be borrowings under the Investment Company Act of 1940, as amended.


NOTE 2 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Pursuant to an investment advisory agreement, Capital Investment Counsel, Inc. (the "Advisor") provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. As compensation for its services, the Advisor receives a fee at the annual rate of 0.60% of the first $250 million of the average daily net assets of the Fund and 0.50% of average daily net assets over $250 million.

Currently, the Fund does not offer its shares for sale in states which require limitations to be placed on its expenses. The Advisor currently intends to voluntarily waive all or a portion of its fee to limit total Fund operating expenses to 2.50% of the average daily net assets of the Fund. There can be no assurance that the foregoing voluntary fee waiver will continue.


                                                                     (Continued)

                               CAPITAL VALUE FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1997



The Fund's administrator, The Nottingham Company (the "Administrator"), provides administrative services to and is generally responsible for the overall management and day-to-day operations of the Fund pursuant to an accounting and administrative agreement with the Trust. As compensation for its services, the Administrator receives a fee at the annual rate of 0.25% of the Fund's first $10 million of average daily net assets, 0.20% of the next $40 million of average daily net assets, 0.175% of the next $50 million of average daily net assets, and 0.15% of average daily net assets over $100 million. The Administrator also receives a monthly fee of $1,750 for accounting and recordkeeping services. Additionally, the Administrator charges the Fund for servicing of shareholder accounts and registration of the Fund's shares. The contract with the Administrator provides that the aggregate fees for the aforementioned administration, accounting and recordkeeping services shall not be less than $3,000 per month. The Administrator also charges the Fund for certain expenses involved with the daily valuation of investment securities.

Capital Investment Group, Inc. (the "Distributor"), an affiliate of the Advisor, serves as the Fund's principal underwriter and distributor. The Distributor receives any sales charges imposed on purchases of shares and re-allocates a portion of such charges to dealers through whom the sale was made, if any. For the year ended March 31, 1997, the Distributor retained sales charges in the amount of $597.

Certain Trustees and officers of the Trust are also officers of the Advisor, the Distributor or the Administrator.


NOTE 3 - DISTRIBUTION AND SERVICE FEES

The Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trust as defined in the Investment Company Act of 1940 (the "Act"), as amended, adopted a distribution plan pursuant to Rule 12b-1 of the Act (the "Plan"). The Act regulates the manner in which a regulated investment company may assume expenses of distributing and promoting the sales of its shares and servicing of its shareholder accounts.

The Plan provides that the Fund may incur certain expenses, which may not exceed 0.50% per annum of the Investor Class shares' average daily net assets for each year elapsed subsequent to adoption of the Plan, for payment to the Distributor and others for items such as advertising expenses, selling expenses, commissions, travel or other expenses reasonably intended to result in sales of Investor shares of the Fund or support servicing of shareholder accounts. Expenditures incurred as service fees may not exceed 0.25% per annum of the Investor Class shares' average daily net assets. The Fund incurred $39,206 of such expenses under the Plan for the year ended March 31, 1997.


NOTE 4 - PURCHASES AND SALES OF INVESTMENTS

Purchases  and  sales  of  investments,   other  than  short-term   investments,
aggregated $534,413 and $951,914, respectively, for the year ended March 31, 1997.


                                                                     (Continued)

                               CAPITAL VALUE FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1997


The Fund's prospectus provides that the Fund will generally limit foreign investments to those traded domestically as sponsored American Depository Receipts (ADR's). At March 31, 1997, Fund investments included non-ADR foreign securities valued at $112,500 or 1.47% of total investments at value.

INDEPENDENT AUDITORS' REPORT


To the Board of Trustees and Shareholders of The Nottingham Investment Trust II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Capital Value Fund (a portfolio of The Nottingham Investment Trust II) as of March 31, 1997, and the related statements of operations and changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended March 31, 1996 and the financial highlights for the four years in the period ended March 31, 1996 were audited by other auditors, whose reports thereon dated May 14, 1996, expressed an unqualified opinion.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of March 31, 1997 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 1997 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Capital Value Fund as of March 31, 1997, the results of its operations, the changes in its net assets and its financial highlights for the year then ended in conformity with generally accepted accounting principles.




/S/ DELOITTE & TOUCHE LLP

Pittsburgh, Pennsylvania
April 25, 1997

                       STATEMENT OF ADDITIONAL INFORMATION

                           INVESTEK FIXED INCOME TRUST

                                  July 31, 1997

                                   A Series of
                       THE NOTTINGHAM INVESTMENT TRUST II
                107 North Washington Street, Post Office Box 4365
                     Rocky Mount, North Carolina 27803-0365
                            Telephone 1-800-525-3863



                                Table of Contents

INVESTMENT OBJECTIVE AND POLICIES............................................  2
INVESTMENT LIMITATIONS.......................................................  4
NET ASSET VALUE..............................................................  5
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION...............................  6
DESCRIPTION OF THE TRUST.....................................................  7
ADDITIONAL INFORMATION CONCERNING TAXES......................................  8
MANAGEMENT OF THE FUND.......................................................  9
SPECIAL SHAREHOLDER SERVICES................................................. 15
ADDITIONAL INFORMATION ON PERFORMANCE........................................ 16
APPENDIX A - DESCRIPTION OF RATINGS.......................................... 19
ANNUAL REPORT OF THE FUND FOR THE YEAR ENDED MARCH 31, 1997............ ATTACHED

This Statement of Additional Information (the "Additional Statement") is meant to be read in conjunction with the Prospectus, dated the same date as this Additional Statement, for the Investek Fixed Income Trust (the "Fund") relating to the Fund's Institutional Shares and Investor Shares, as each Prospectus may be amended or supplemented from time to time, and is incorporated by reference in its entirety into each Prospectus. Because this Additional Statement is not itself a prospectus, no investment in shares of the Fund should be made solely upon the information contained herein. Copies of the Fund's Prospectus may be obtained at no charge by writing or calling the Fund at the address and phone number shown above. This Additional Statement is not a prospectus but is incorporated by reference in each Prospectus in its entirety. Capitalized terms used but not defined herein have the same meanings as in the Prospectus.

                        INVESTMENT OBJECTIVE AND POLICIES

The following policies supplement the Fund's investment objective and policies as set forth in the Prospectus for each Class of Shares of the Fund. The Fund, organized in 1991, has no prior operating history.

Additional  Information  on  Fund  Instruments.   Attached  to  this  Additional
Statement is Appendix A, which contains descriptions of the rating symbols used by Rating Agencies for securities in which the Fund may invest.

Investment Transactions. Subject to the general supervision of the Trust's Board of Trustees, the Advisor is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Fund.

The annualized portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover of the Fund may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements that enable the Fund to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making Fund decisions, and the Fund may engage in short-term trading to achieve its investment objectives.

Purchases  of money  market  instruments  by the Fund  are  made  from  dealers, underwriters and issuers. The Fund currently does not expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a "net" basis by a dealer acting as principal for its own account without a stated commission. The price of the security, however, usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions in the over-the-counter market are generally on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The Fund's fixed income portfolio transactions will normally be principal transactions executed in over-the-counter markets and will be executed on a "net" basis, which may include a dealer markup. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.

The Fund may participate, if and when practicable, in bidding for the purchase of Fund securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Fund will engage in this practice, however, only when the Advisor, in its sole discretion, believes such practice to be otherwise in the Fund's interest.

In executing Fund transactions and selecting brokers or dealers, the Advisor will seek to obtain the best overall terms available for the Fund. In assessing the best overall terms available for any transaction, the Advisor shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the spread or commission, if any, both for the specific transaction and on a continuing basis. The sale of Fund shares may be considered when determining the firms that are to execute brokerage transactions for the Fund. In addition, the Advisor is authorized to cause the Fund to pay a broker-dealer which furnishes brokerage and research services a higher spread or commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Advisor determines in good faith that such spread or commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Advisor to the Fund. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy.

Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Advisor and does not reduce the advisory fees payable by the Fund. The Trustees will periodically review any spread or commissions paid by the Fund to consider whether the spread or commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Fund. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised by the Advisor. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of securities transactions effected for such other account or investment company.

The Advisor may also utilize a brokerage firm affiliated with the Trust or the Advisor if it believes it can obtain the best execution of transactions from such broker. The Fund will not execute portfolio transactions through, acquire securities issued by, make savings deposits in or enter into repurchase agreements with the Advisor or an affiliated person of the Advisor (as such term is defined in the 1940 Act) acting as principal, except to the extent permitted by the Securities and Exchange Commission ("SEC"). In addition, the Fund will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Advisor, or an affiliated person of the Advisor, is a member, except to the extent permitted by the SEC. Under certain circumstances, the Fund may be at a disadvantage because of these limitations in comparison with other investment companies that have similar investment objectives but are not subject to such limitations.

Investment decisions for the Fund will be made independently from those for any other series of the Trust, if any, and for any other investment companies and accounts advised or managed by the Advisor. Such other investment companies and accounts may also invest in the same securities as the Fund. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or accounts in executing transactions. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which the Advisor believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund.

For the fiscal years ended March 31, 1995, 1996, and 1997, all transactions in the Trust were handled as principal transactions.

Repurchase Agreements. The Fund may acquire U.S. Government Securities or corporate debt securities subject to repurchase agreements. A repurchase transaction occurs when, at the time the Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale will occur within one to five days of the purchase.

Repurchase agreements are considered "loans" under the Investment Company Act of 1940, as amended (the "1940 Act"), collateralized by the underlying security. The Trust will implement procedures to monitor on a continuous basis the value of the collateral serving as security for repurchase obligations. Additionally, the Advisor to the Fund will consider the creditworthiness of the vendor. If the vendor fails to pay the agreed upon resale price on the delivery date, the Fund will retain or attempt to dispose of the collateral. The Fund's risk is that such default may include any decline in value of the collateral to an amount which is less than 100% of the repurchase price, any costs of disposing of such collateral, and any loss resulting from any delay in foreclosing on the collateral. The Fund will not enter into any repurchase agreement which will cause more than 10% of its net assets to be invested in repurchase agreements which extend beyond seven days.

Description of Money Market Instruments. Money market instruments may include U.S. Government Securities or corporate debt securities (including those subject to repurchase agreements), provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Fund. Money market instruments also may include Banker's Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). Banker's Acceptances are time drafts drawn on and "accepted" by a bank. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Fund acquires a Banker's Acceptance the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Banker's Acceptance carries the full faith and credit of such bank. A Certificate of Deposit ("CD") is an unsecured interest- bearing debt obligation of a bank. Commercial Paper is an unsecured, short-term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund will invest in Commercial Paper only if it is rated one of the top two rating categories by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P"), Fitch Investors Service, Inc. ("Fitch") or Duff & Phelps ("D&P") or, if not rated, of equivalent quality in the Advisor's opinion. Commercial Paper may include Master Notes of the same quality. Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Fund only through the Master Note program of the Fund's custodian bank, acting as administrator thereof. The Advisor will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Fund.

                             INVESTMENT LIMITATIONS

The Fund has adopted the following fundamental investment limitations, which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund. A "majority" for this purpose, means the lesser of
(i) 67% of the Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or
(ii) more than 50% of its outstanding shares. Unless otherwise indicated, percentage limitations apply at the time of purchase.

As a matter of fundamental policy, the Fund may not:

(1) Invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one issuer (except that securities of the U.S. Government, its agencies and instrumentalities are not subject to these limitations);

(2) Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. Government, its agencies and instrumentalities are not subject to these limitations);

(3) Invest in the securities of any issuer if any of the officers or trustees of the Trust or the Advisor who own beneficially more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of the outstanding securities of such issuer;

(4) Invest for the purpose of exercising control or management of another issuer;

(5) Invest in interests in real estate, real estate mortgage loans, real estate limited partnerships, oil, gas or other mineral exploration, or development programs or leases, except that the Fund may invest in the readily marketable securities of companies, which own or deal in such things, and the Fund may invest in certain mortgage-backed securities as described in the Prospectus;

(6) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter under the federal securities laws, in connection with the disposition of portfolio securities;

(7) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

(8) Make short sales of securities or maintain a short position, except short sales "against the box" (A short sale is made by selling a security the Fund does not own, a short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.);

(9) Participate on a joint or joint and several basis in any trading account in securities;

(10) Make loans of money or securities, except that the Fund may invest in repurchase agreements (but repurchase agreements having a maturity of longer than seven days are limited to 10% of the Fund's net assets);

(11) Purchase real estate or interests in real estate, except that securities in which the Fund invests may themselves have investment in real estate or interests in real estate; and the Fund may invest in securities composed of mortgages against real estate as described in the Prospectus;

(12) Invest in securities other than securities which are readily marketable either through trading on a national securities exchange, or securities for which an active market is made in the over-the-counter trading markets;

(13) Write, purchase or sell puts, calls or combinations thereof, or purchase or sell commodities, commodities contracts, futures contracts or related options, or purchase, sell or write warrants;

(14) Issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund's total assets, or (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities, in amounts not exceeding 33% of the Fund's total assets; and the Fund may pledge its assets to secure all such borrowings;

(15) Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors), if more than 5% of its total assets would be invested in such securities; or

(16) Purchase foreign securities, except that the Fund may purchase foreign securities sold as American Depository Receipts without limit.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation. However, in the case of the borrowing limitation (restriction (14) above), the Fund will, to the extent necessary, reduce its existing borrowings to comply with the limitation.

While the Fund has reserved the right to make short sales "against the box" (restriction (8) above), the Advisor has no present intention of engaging in such transactions at this time or during the coming year.

                                 NET ASSET VALUE

The net asset value per share of each Class of the Fund is determined at 4:00 p.m., New York time, Monday through Friday, except on business holidays when the New York Stock Exchange is closed. The New York Stock Exchange recognizes the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day, and Christmas Day. Any other holiday recognized by the New York Stock Exchange will be deemed a business holiday on which the net asset value of each Class of the Fund will not be calculated.

The net asset value per share of each Class of the Fund is calculated separately by adding the value of the Fund's securities and other assets belonging to the Fund and attributable to that Class, subtracting the liabilities charged to the Fund and to that Class, and dividing the result by the number of outstanding shares of such Class. "Assets belonging to" the Fund consist of the consideration received upon the issuance of shares of the Fund together with all net investment income, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to a particular investment Fund. Income, realized and unrealized capital gains and losses, and any expenses of the Fund not allocated to a particular Class of the Fund will be allocated to each Class of the Fund on the basis of the net asset value of that Class in relation to the net asset value of the Fund. Assets belonging to the Fund are charged with the direct liabilities of the Fund and with a share of the general liabilities of the Trust, which are normally allocated in proportion to the number of or the relative net asset values of all of the Trust's series at the time of allocation or in accordance with other allocation methods approved by the Board of Trustees. Certain expenses attributable to a particular Class of shares (such as the distribution and service fees attributable to Investor Shares) will be charged against that Class of shares. Certain other expenses attributable to a particular Class of shares (such as registration fees, professional fees, and certain printing and postage expenses) may be charged against that Class of shares if such expenses are actually incurred in a different amount by that Class or if the Class receives services of a different kind or to a different degree than other Classes, and the Board of Trustees approves such allocation. Subject to the provisions of the Declaration of Trust, determinations by the Board of Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets, with respect to the Fund and the Classes of the Fund are conclusive.

For the fiscal years ended March 31, 1995, 1996, and 1997, the net expenses of the Fund after fee waivers and expense reimbursements were $123,464 (0.77% of the average daily net assets of the Institutional Shares), $122,981 (0.87% of the average daily net assets of the Institutional Shares), and $105,082 (0.90% of the average daily net assets of the Institutional Shares). Investor Shares of the Fund were not authorized for issuance during such period and fiscal years.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Purchases. Shares of the Fund are offered and sold on a continuous basis and may be purchased through authorized investment dealers or directly by contacting the Distributor or the Fund. Selling dealers have the responsibility of transmitting orders promptly to the Fund. The public offering price of shares of the Fund equals net asset value, plus a sales charge for the Investor Shares. Capital Investment Group, Inc. (the "Distributor") receives this sales charge as Distributor and may reallow it in the form of dealer discounts and brokerage commissions. The current schedule of sales charges and related dealer discounts and brokerage commissions is set forth in the Prospectus for the Investor Shares, along with the information on current purchases, rights of accumulation, and letters of intent. See "How Shares May Be Purchased" in the Prospectus.

Plan Under Rule 12b-1. The Trust has adopted a Plan of Distribution (the "Plan") for the Investor Shares of the Fund pursuant to Rule 12b-1 under the 1940 Act (see "How Shares May Be Purchased - Distribution Plan" in the Prospectus). Under the Plan the Fund may expend up to 0.25% of the Investor Shares' average net assets annually to finance any activity which is primarily intended to result in the sale of shares of the Investor Shares of the Fund and the servicing of shareholder accounts, provided the Trust's Board of Trustees has approved the category of expenses for which payment is being made. Such expenditures paid as service fees to any person who sells shares of the Fund may not exceed 0.25% of the average annual net asset value of such shares. Potential benefits of the Plan to the Fund include improved shareholder servicing, savings to the Fund in transfer agency costs, benefits to the investment process from growth and stability of assets and maintenance of a financially healthy management organization.

All of the distribution expenses incurred by the Distributor and others, such as broker-dealers, in excess of the amount paid by the Fund will be borne by such persons without any reimbursement from the Fund. Subject to seeking best price and execution, the Fund may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Plan.

From  time to time  the  Distributor  may pay  additional  amounts  from its own
resources  to  dealers  for  aid  in   distribution  or  for  aid  in  providing
administrative services to shareholders.

The Plan and the Distribution Agreement with the Distributor have been approved by the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the Plan or any related agreements, by vote cast in person or at a meeting duly called for the purpose of voting on the Plan and such Agreement. Continuation of the Plan and the Distribution Agreement must be approved annually by the Board of Trustees in the same manner as specified above.

Each year the Trustees must determine whether continuation of the Plan is in the best interest of shareholders of the Fund and that there is a reasonable likelihood of its providing a benefit to the Fund, and the Board of Trustees has made such a determination for the current year of operations under the Plan. The Plan and the Distribution Agreement may be terminated at any time without penalty by a majority of those trustees who are not "interested persons" or by a majority vote of the Investor Shares' outstanding voting stock. Any amendment materially increasing the maximum percentage payable under the Plan must likewise be approved by a majority vote of the Investor Shares' outstanding voting stock, as well as by a majority vote of those trustees who are not "interested persons." Also, any other material amendment to the Plan must be approved by a majority vote of the trustees including a majority of the noninterested Trustees of the Trust having no interest in the Plan. In addition, in order for the Plan to remain effective, the selection and nomination of Trustees who are not "interested persons" of the Trust must be effected by the Trustees who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plan. Persons authorized to make payments under the Plan must provide written reports at least quarterly to the Board of Trustees for their review.

Redemptions. Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC; (b) the Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. The Fund may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.

In addition to the situations described in the Prospectus under "How Shares May Be Redeemed," the Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Prospectus from time to time.

                            DESCRIPTION OF THE TRUST

The Trust is an unincorporated business trust organized under Massachusetts law on October 25, 1990. The Trust's Declaration of Trust authorizes the Board of Trustees to divide shares into series, each series relating to a separate portfolio of investments, and to classify and reclassify any unissued shares into one or more classes of shares of each such series. The Declaration of Trust currently provides for the shares of eight series, as follows: the Investek
Fixed Income Trust managed by Investek Capital Management of Jackson, Mississippi; Capital Value Fund managed by Capital Investment Counsel, Inc. of Raleigh, North Carolina; ZSA Social Conscience Fund and ZSA Asset Allocation Fund managed by Zaske, Sarafa & Associates, Inc. of Bloomfield Hills, Michigan; The Brown Capital Management Equity Fund; The Brown Capital Management Balanced Fund; The Brown Capital Management Small Company Fund managed by Brown Capital Management of Baltimore, Maryland; and The WST Growth & Income Fund managed by Wilbanks, Smith & Thomas Asset Management, Inc. of Norfolk, Virginia. The Board of Trustees has authorized the classification of shares of all such series except the ZSA Funds. The number of shares of each series shall be unlimited. The Trust does not intend to issue share certificates.

In the event of a liquidation or dissolution of the Trust or an individual series, such as the Fund, shareholders of a particular series would be entitled to receive the assets available for distribution belonging to such series. Shareholders of a series are entitled to participate equally in the net distributable assets of the particular series involved on liquidation, based on the number of shares of the series that are held by each shareholder. If there are any assets, income, earnings, proceeds, funds or payments, that are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series as they, in their sole discretion, deem fair and equitable.

Shareholders of all of the series of the Trust, including the Fund, will vote together and not separately on a series-by-series or class-by-class basis, except as otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter. A series or class is affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of the series or class. Under Rule 18f-2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a series only if approved by a majority of the outstanding shares of such series. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series or class.

When used in the Prospectus or this Additional Statement, a "majority" of shareholders means the vote of the lesser of (1) 67% of the shares of the Trust or the applicable series or class present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Trust or the applicable series or class.

When issued for payment as described in the Prospectus and this Additional Statement, shares of the Fund will be fully paid and non-assessable.

The Declaration of Trust provides that the Trustees of the Trust will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Declaration of Trust provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

                     ADDITIONAL INFORMATION CONCERNING TAXES

The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning and is based on tax laws and regulations that are in effect on the date hereof; such laws and regulations may be changed by legislative, judicial, or administrative action. Investors are advised to consult their tax advisors with specific reference to their own tax situations.

Each series of the Trust, including the Fund, will be treated as a separate corporate entity under the Code and intends to qualify or remain qualified as a regulated investment company. In order to so qualify, each series must elect to be a regulated investment company or have made such an election for a previous year and must satisfy, in addition to the distribution requirement described in the Prospectus, certain requirements with respect to the source of its income for a taxable year. At least 90% of the gross income of each series must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income derived with respect to the series' business of investing in such stock, securities or currencies. Any income derived by a series from a partnership or trust is treated as derived with respect to the series' business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income that would have been qualifying income if realized by the series in the same manner as by the partnership or trust.

Another requirement for qualification as a regulated investment company under the Code is that less than 30% of a series' gross income for a taxable year must be derived from gains realized on the sale or other disposition of the following investments held for less than three months: (l) stock and securities (as defined in Section 2(a) (36) of the 1940 Act); (2) options, futures and forward contracts other than those on foreign currencies; or (3) foreign currencies (or options, futures or forward contracts on foreign currencies) that are not directly related to a series' principal business of investing in stocks or securities (or options and futures with respect to stocks or securities). Interest (including original issue discount and, with respect to certain debt securities, accrued market discount) received by a series upon maturity or disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of this requirement. However, any other income which is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose.

An investment company may not qualify as a regulated investment company for any taxable year unless it satisfies certain requirements with respect to the diversification of its investments at the close of each quarter of the taxable year. In general, at least 50% of the value of its total assets must be represented by cash, cash items, government securities, securities of other regulated investment companies and other securities which, with respect to any one issuer, do not represent more than 5% of the total assets of the investment company nor more than 10% of the outstanding voting securities of such issuer. In addition, not more than 25% of the value of the investment company's total assets may be invested in the securities (other than government securities or the securities of other regulated investment companies) of any one issuer. The Fund intends to satisfy all requirements on an ongoing basis for continued qualification as a regulated investment company.

Each series of the Trust, including the Fund, will designate any distribution of long-term capital gains as a capital gain dividend in a written notice mailed to shareholders within 60 days after the close of the series' taxable year. Shareholders should note that, upon the sale or exchange of series shares, if the shareholder has not held such shares for at least six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.

A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each series of the Trust, including the Fund, intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

If for any taxable year a series does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions (whether or not derived from interest on tax-exempt securities) would be taxable as ordinary income to shareholders to the extent of the series' current and accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations.

Each series of the Trust, including the Fund, will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends or 31% of gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure properly to include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients."

Depending upon the extent of the Fund's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities. In addition, in those states and localities that have income tax laws, the treatment of the Fund and its shareholders under such laws may differ from their treatment under federal income tax laws.

                             MANAGEMENT OF THE FUND

Trustees and Officers. The Trustees and executive officers of the Trust, their addresses and ages, and their principal occupations for the last five years are as follows:

 Name, Age, Position(s)                    Principal Occupation(s)
       and Address                         During Past 5 Years

Jack E. Brinson, 64                        President, Brinson Investment Co.
Trustee and Chairman                       President, Brinson Chevrolet, Inc.
1105 Panola Street                         Tarboro, North Carolina
Tarboro, North Carolina  27886

Eddie C. Brown, 56                         President
Trustee*                                   Brown Capital Management, Inc.
President                                  Baltimore, Maryland
The Brown Capital Management Funds
809 Cathedral Street
Baltimore, Maryland 21201

Richard K. Bryant, 37                      President
Trustee*                                   Capital Investment Group
President                                  Raleigh, North Carolina
Capital Value Fund                         Vice President
Post Office Box 32249                      Capital Investment Counsel
Raleigh, North Carolina  27622             Raleigh, North Carolina

Elmer O. Edgerton, Jr., 55                 President
Vice President                             Capital Investment Counsel
Capital Value Fund                         Raleigh, North Carolina
Post Office Box 32249                      Vice President
Raleigh, North Carolina  27622             Capital Investment Group
                                           Raleigh, North Carolina

Timothy L. Ellis, 41                       Vice President
Trustee*                                   Investek Capital Management
Vice President                             Jackson, Mississippi
Investek Fixed Income Trust
317 East Capitol
Jackson, Mississippi  39201

R. Mark Fields, 44                         Vice President
Vice President                             Investek Capital Management
Investek Fixed Income Trust                Jackson, Mississippi
317 East Capitol
Jackson, Mississippi  39201

John M. Friedman, 53                       Vice President
Vice President                             Investek Capital Management
Investek Fixed Income Trust                Jackson, Mississippi
317 East Capitol
Jackson, Mississippi  39201

Keith A. Lee, 36                           Portfolio Manager/Analyst
Vice President                             Brown Capital Management, Inc.
The Brown Capital Management Funds         Baltimore, Maryland
309 Cathedral Street
Baltimore, Maryland  21201

Michael T. McRee, 53                       President
President                                  Investek Capital Management, Inc.
Investek Fixed Income Trust                Jackson, Mississippi
317 East Capitol
Jackson, Mississippi  39201

J. Hope Reese, 36                          Comptroller
Treasurer                                  The Nottingham Company
105 North Washington Street                Rocky Mount, North Carolina,
Rocky Mount, North Carolina  27802         since 1995; previously
                                           Cash Manager
                                           Law Companies Group
                                           Atlanta, Georgia,
                                           since 1993; previously
                                           Financial Manager
                                           MGR Food Services
                                           Atlanta, Georgia

Anmar K. Sarafa, 36                        President
Vice President                             Zaske, Sarafa & Associates, Inc.
The ZSA Funds                              Birmingham, Michigan
Suite 200
355 South Woodward Avenue
Birmingham, Michigan  48009

Thomas W. Steed, 39                        Senior Corporate Attorney
Trustee                                    Hardees Food Systems
101 Bristol Court                          Rocky Mount, North Carolina
Rocky Mount, North Carolina  27802

J. Buckley Strandberg, 37                  Vice President
Trustee                                    Standard Insurance and Realty
Post Office Box 1375                       Rocky Mount, North Carolina
Rocky Mount, North Carolina  27802

C. Frank Watson, III, 26                   Vice President
Secretary                                  The Nottingham Company
105 North Washington Street                Rocky Mount, North Carolina
Rocky Mount, North Carolina  27802

Wayne F. Wilbanks, 36                      President
President                                  Wilbanks, Smith & Thomas
The WST Growth & Income Fund               Asset Management, Inc.
One Commercial Place, Suite 1150           Norfolk, Virginia
Norfolk, VA  25510

Arthur E. Zaske, 49                        Chairman and Chief Investment Officer
Trustee*                                   Zaske, Sarafa, & Associates, Inc.
President                                  Birmingham, Michigan
The ZSA Funds
Suite 200
355 South Woodward Avenue
Birmingham, Michigan  48009
-------------------------------

* Indicates that Trustee is an "interested person" of the Trust for purposes of the 1940 Act because of his position with one of the investment advisors or the Administrator to the Trust.

Compensation. The officers of the Trust will not receive compensation from the Trust for performing the duties of their offices. Each Trustee who is not an "interested person" of the Trust receives a fee of $2,000 each year plus $250 per series of the Trust per meeting attended in person and $100 per series of the Trust per meeting attended by telephone. All Trustees are reimbursed for any out-of-pocket expenses incurred in connection with attendance at meetings.

                               Compensation Table*

                                       Pension
                                      Retirement                     Total
                         Aggregate     Benefits      Estimated    Compensation
                        Compensation  Accrued As       Annual    from the Trust
       Name of Person,    from the   Part of Fund  Benefits Upon    Paid to
          Position         Trust       Expenses      Retirement     Trustees
          --------         -----       --------      ----------     --------
Jack E. Brinson            $9,700        None           None         $9,700
Trustee
Eddie C. Brown              None         None           None          None
Trustee
Richard K. Bryant           None         None           None          None
Trustee
Timothy L. Ellis            None         None           None          None
Trustee
Thomas W. Steed            $9,700        None           None         $9,700
Trustee
J. Buckley Strandberg      $9,700        None           None         $9,700
Trustee
Arthur E. Zaske             None         None           None          None
Trustee

*Figures are for the fiscal year ended March 31, 1997.

Principal Holders of Voting Securities. As of July 22, 1997, the Trustees and Officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) 7.432% of the then outstanding shares of each Class of the Fund. On the same date the following shareholders owned of record more than 5% of the outstanding shares of beneficial interest of a Class of the Fund. Except as provided below, no person is known by the Trust to be the beneficial owner of more than 5% of the outstanding shares of any class of the Fund as of July 22, 1997.


     Name and Address of                         Amount and Nature of    Percent
     Beneficial Owner                            Beneficial Ownership*  of Class

     Mississippi College                           192,472.218 Shares    16.598%
     Box 4085
     Clinton, MS  39058


     Trustmark National Bank, Trustee              134,034.544 Shares    11.559%
     for RIMOR, Inc. Profit Sharing Plan
     P.O. Box 291
     Jackson, MS  39205-0291


     Deposit Guaranty National Bank, Trustee        84,597.864 Shares     7.295%
     for Butler, Snow, O'Mara, Stevens & Cannada
     PLLC Profit Sharing Plan
     210 East Capitol St., Ste. 1700
     Jackson, MS  39201


     1st Presbyterian Church                        81,862.160 Shares     7.059%
     Lolla Boyd Parish Religious
       and Educational Memorial Fund
     P.O. Box 485
     Greenwood, MS  38935-0485


     Michael T. McRee                               71,818.166 Shares     6.193%
       and Laurie H. McRee
     P.O. Box 1006
     Jackson, MS  39215


     Trustmark National Bank, Trustee               60,498.053 Shares     5.217%
     for Puckett Machinery
     P.O. Box 291
     Jackson, MS  39205-0291



* The Fund believes the shares indicated are owned both of record and beneficially.

Investment Advisor. Information about Investek Capital Management, Inc., (the "Advisor") and its duties and compensation as Advisor is contained in the Prospectus.

Under the Advisory Agreement, the Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of such Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from its reckless disregard of its duties and obligations under the Agreement.

The Advisor will receive a monthly management fee equal to an annual rate of 0.45% of the average daily net asset value of the Fund. For the fiscal year ended March 31, 1995, the Fund paid the Advisor $23,295 of its advisory fee, while the Advisor voluntarily waived the remaining portion of its fee in the amount of $48,725. For the fiscal year ended March 31, 1996, the Fund paid the Advisor $33,857 of its advisory fee, while the Advisor voluntarily waived the remaining portion of its fee in the amount of $29,700. For the fiscal year ended March 31, 1997, the Fund paid the Advisor $17,503 of its advisory fee, while the Advisor voluntarily waived the remaining portion of its fee in the amount of $35,023.

Administrator and Transfer Agent. The Trust has entered into a Fund Accounting, Dividend Disbursing & Transfer Agent and Administration Agreement with The Nottingham Company (the "Administrator"), 105 North Washington Street, Post Office Drawer 69, Rocky Mount, North Carolina 27802-0069, pursuant to which the Administrator receives a fee at the annual rate of 0.15% of the average daily net assets of the Fund. In addition, the Administrator currently receives a base monthly fee of $1,750 for accounting and recordkeeping services for the Fund and $750 for each Class of Shares beyond the initial Class of Shares of the Fund. The Administrator also charges the Fund for certain costs involved with the daily valuation of investment securities and is reimbursed for out-of-pocket expenses. The Administrator charges a minimum fee of $3,000 per month for all of its fees taken in the aggregate, analyzed monthly.

For services to the Fund for the fiscal years ended March 31, 1995, 1996, and 1997, the Administrator received fees of $24,253, $21,199, and $19,763, respectively. For the fiscal years ended March 31, 1995, 1996, and 1997, the Administrator received $21,000 each year for accounting and recordkeeping services.

The Administrator will perform the following services for the Fund: (1) coordinate with the Custodian and monitor the services it provides to the Fund;
(2) coordinate with and monitor any other third parties furnishing services to the Fund; (3) provide the Fund with necessary office space, telephones and other communications facilities and personnel competent to perform administrative and clerical functions for the Fund; (4) supervise the maintenance by third parties of such books and records of the Fund as may be required by applicable federal or state law; (5) prepare or supervise the preparation by third parties of all federal, state and local tax returns and reports of the Fund required by applicable law; (6) prepare and, after approval by the Trust, file and arrange for the distribution of proxy materials and periodic reports to shareholders of the Fund as required by applicable law; (7) prepare and, after approval by the Trust, arrange for the filing of such registration statements and other documents with the Securities and Exchange Commission and other federal and state regulatory authorities as may be required by applicable law; (8) review and submit to the officers of the Trust for their approval invoices or other requests for payment of Fund expenses and instruct the Custodian to issue checks in payment thereof; and (9) take such other action with respect to the Fund as may be necessary in the opinion of the Administrator to perform its duties under the agreement. The Administrator will also provide certain accounting and pricing services for the Fund.

With the approval of the Trust, the Administrator has contracted with NC Shareholder Services, LLC (the "Transfer Agent"), a North Carolina limited liability company, to serve as transfer, dividend paying, and shareholder servicing agent for the Fund. The Transfer Agent is compensated for its services by the Administrator and not directly by the Fund. The address of the Transfer Agent is 107 North Washington Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365.

Distributor. Capital Investment Group, Inc. (the "Distributor"), Post Office Box 32249, Raleigh, North Carolina 27622, acts as an underwriter and distributor of the Fund's shares for the purpose of facilitating the registration of shares of the Fund under state securities laws and to assist in sales of Fund shares pursuant to a Distribution Agreement (the "Distribution Agreement") approved by the Board of Trustees of the Trust.

In this regard, the Distributor has agreed at its own expense to qualify as a broker-dealer under all applicable federal or state laws in those states which the Fund shall from time to time identify to the Distributor as states in which it wishes to offer its shares for sale, in order that state registrations may be maintained for the Fund.

The Distributor is a broker-dealer registered with the Securities and Exchange Commission and a member in good standing of the National Association of Securities Dealers, Inc.

The Distribution Agreement may be terminated by either party upon 60 days prior written notice to the other party.

Custodian. Trustmark National Bank (the "Custodian"), 248 E. Capitol Street, Post Office Box 291, Jackson, Mississippi 39205-0291 serves as custodian for the Fund's assets. The Custodian acts as the depository for the Fund, safekeeps its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Fund's request and maintains records in connection with its duties as Custodian. For its services as Custodian, the Custodian is entitled to receive from the Fund an annual fee based on the average net assets of the Fund held by the Custodian.

Independent Auditors. The firm of Deloitte & Touche LLP, 2500 One PPG Place, Pittsburgh, Pennsylvania 15222-5401, serves as independent auditors for the Fund, and will audit the annual financial statements of the Fund, prepare the Fund's federal and state tax returns, and consult with the Fund on matters of accounting and federal and state income taxation.

                          SPECIAL SHAREHOLDER SERVICES

The Fund offers the following shareholder services:

Regular Account. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a confirmation statement showing the current transaction and all prior transactions in the shareholder account during the calendar year-to-date, along with a summary of the status of the account as of the transaction date. As stated in the Prospectus, share certificates are not issued.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Fund will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

Systematic Withdrawal Plan. Shareholders owning shares with a value of $50,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December) in order to make the payments requested. The Fund has the capacity of electronically depositing the proceeds of the systematic withdrawal directly to the shareholder's personal bank account ($5,000 minimum per bank wire). Instructions for establishing this service are included in the Fund Shares Application, enclosed in the Prospectus, or available by calling the Fund. If the shareholder prefers to receive his systematic withdrawal proceeds in cash, or if such proceeds are less than the $5,000 minimum for a bank wire, checks will be made payable to the designated recipient and mailed within 7 days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Signature Guarantees" in the Prospectus). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Fund. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The Systematic Withdrawal Plan may be terminated at any time by the Fund upon sixty days written notice or by a shareholder upon written notice to the Fund. Applications and further details may be obtained by calling the Fund at 1-800-525-3863, or by writing to:

                           Investek Fixed Income Trust
                   [Investor Shares] or [Institutional Shares]
                           107 North Washington Street
                              Post Office Box 4365
                     Rocky Mount, North Carolina 27803-0365

Purchases in Kind. The Fund may accept securities in lieu of cash in payment for the purchase of shares in the Fund. The acceptance of such securities is at the sole discretion of the Advisor based upon the suitability of the securities accepted for inclusion as a long-term investment of the Fund, the marketability of such securities, and other factors which the Advisor may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "How Shares are Valued" in the Prospectus.

Redemptions in Kind. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety-day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net asset value at the beginning of such period.

Transfer of Registration. To transfer shares to another owner, send a written request to the Fund at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (See the Prospectus under the heading "Signature Guarantees"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Fund.

                      ADDITIONAL INFORMATION ON PERFORMANCE

From time to time, the total return and yield of the each Class of the Fund may be quoted in advertisements, sales literature, shareholder reports or other communications to shareholders. The Fund computes the "average annual total return" of each Class of the Fund by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by determining the ending redeemable value of a hypothetical $1,000 initial payment. This calculation is as follows:

                 P(1+T)n = ERV

     Where: T  = average annual total return.

          ERV  = ending redeemable value at the end of the period covered by the
               computation  of  a  hypothetical   $1,000  payment  made  at  the
               beginning of the period.

          P = hypothetical initial payment of $1,000 from which the maximum sales load is deducted.

          n    = period covered by the computation, expressed in terms of years.

The Fund may also compute the aggregate total return of each Class of the Fund, which is calculated in a similar manner, except that the results are not annualized.

The calculation of average annual total return and aggregate total return assume that the maximum sales load is deducted from the initial $1,000 investment at the time it is made and that there is a reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations. The Fund may also quote other total return information that does not reflect the effects of the sales load.

The average annual total return quotations for the Institutional Shares of the Fund for the year ended March 31, 1997, five years ended March 31, 1997, and since inception (November 15, 1991 to March 31, 1997) are 5.38%, 6.85%, and 6.59%, respectively. The cumulative total return quotation for the Institutional Shares since inception through March 31, 1997 is 40.97%. These performance quotations should not be considered as representative of the Fund's performance for any specified period in the future. The Investor Shares of the Fund were not offered during the period of such performance quotations.

The yield of the Fund is computed by dividing the net investment income per share earned during the period stated in the advertisement by the maximum offering price per share on the last day of the period. For the purpose of determining net investment income, the calculation includes, among expenses of the Fund, all recurring fees that are charged to all shareholder accounts and any nonrecurring charges for the period stated. In particular, yield is determined according to the following formula:

                            Yield =2[(A - B + 1)6-1]
                                       CD

Where: A equals dividends and interest earned during the period; B equals expenses accrued for the period (net of reimbursements); C equals average daily number of shares outstanding during the period that were entitled to receive dividends; D equals the maximum offering price per share on the last day of the period. For the thirty day period ended March 31, 1997, the yield for the Institutional Shares of the Fund was 6.46%. The Investor Shares of the Fund were not offered during such period.

The Fund's performance may be compared in advertisements, sales literature, shareholder reports, and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Fund may compare its performance to the Lehman Aggregate Bond Index. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters or financial periodicals. The Fund may also occasionally cite statistics to reflect its volatility and risk.

The Fund's performance fluctuates on a daily basis largely because net earnings and net asset value per share fluctuate daily. Both net earnings and net asset value per share are factors in the computation of total return as described above.

As indicated, from time to time, the Fund may advertise its performance compared to similar funds or portfolios using certain indices, reporting services, and financial publications. These may include the following:

o Lipper Analytical Services, Inc. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o Morningstar, Inc., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Investors may use such indices in addition to the Fund's Prospectus to obtain a more complete view of the Fund's performance before investing. Of course, when comparing the Fund's performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Fund may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time.

From time to time the Fund may include in advertisements and other communications information, charts, and illustrations relating to inflation and the reflects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody's). The Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

Comparative information about the yield of the Fund and about average rates of return on certificates of deposits, bank money market deposit accounts, money market mutual funds, and other similar types of investments may be included in Fund communications. A bank certificate of deposit, unlike the Fund's shares, pays a fixed rate of interest and entitles the depositor to receive the face amount of the certificate at maturity. A bank money market deposit account is a form of savings account which pays a variable rate of interest. Unlike the Fund's shares, bank certificates of deposit and bank money market deposit accounts are insured by the Federal Deposit Insurance Corporation. A money market mutual fund is designed to maintain a constant value of $1.00 per share and, thus, a money market fund's shares are subject to less price fluctuation than the Fund's shares.

                                   APPENDIX A

                             DESCRIPTION OF RATINGS

The Fund intends to limit its investments to investment grade fixed income securities ("Investment-Grade Debt Securities"). At least 90% of the Fund's assets will be invested in Investment-Grade Debt Securities rated A or better as described below (or if not rated, of equivalent quality as determined by the Advisor). The various ratings used by the nationally recognized securities rating services are described below.

A rating by a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Advisor believes that the quality of fixed income securities in which the Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

Standard & Poor's Ratings Group. The following summarizes the highest four ratings used by Standard & Poor's Ratings Group ("S&P") for bonds which are deemed to be "Investment-Grade Debt Securities" by the Advisor:

       AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

       AA - Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

       A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

       BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for debt in higher rated categories.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

Bonds rated BB, B, CCC, CC and C are not considered by the Advisor to be "Investment-Grade Debt Securities" and are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds may have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating SP-1 is the highest rating assigned by S&P to municipal notes and indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

Moody's Investors Service, Inc. The following summarizes the highest four ratings used by Moody's Investors Service, Inc. ("Moody's") for bonds which are deemed to be "Investment-Grade Debt Securities" by the Advisor:

       Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

       Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

       A - Debt which is rated A possesses many favorable investment attributes and is to be considered as an upper medium grade obligation. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

       Baa - Debt which is rated Baa is considered as a medium grade obligation, i.e., it is neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such debt lacks outstanding investment characteristics and in fact has speculative characteristics as well.

Moody's applies numerical modifiers (l, 2 and 3) with respect to bonds rated Aa, A and Baa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

Bonds which are rated Ba, B, Caa, Ca or C by Moody's are not considered "Investment-Grade Debt Securities" by the Advisor. Bonds rated Ba are judged to have speculative elements because their future cannot be considered as well assured. Uncertainty of position characterizes bonds in this class, because the protection of interest and principal payments often may be very moderate and not well safeguarded.

Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the security over any long period for time may be small. Bonds which are rated Caa are of poor standing. Such securities may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

The rating Prime-1 is the highest  commercial  paper rating assigned by Moody's.
Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriated may be more affected by external conditions. Ample alternate liquidity is maintained.

The following summarizes the highest rating used by Moody's for short-term notes and variable rate demand obligations:

       MIG-l; VMIG-l - Obligations bearing these designations are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

Duff & Phelps Credit Rating Co. The following summarizes the highest four ratings used by Duff & Phelps Credit Rating Co. ("D&P") for bonds which are deemed to be "Investment-Grade Debt Securities" by the Advisor:

       AAA - Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

       AA - Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

       A - Bonds rated A have average but adequate protection factors. The risk factors are more variable and greater in periods of economic stress.

       BBB - Bonds rated BBB have below average protection factors but are still considered sufficient for prudent investment. There is considerable variability in risk during economic cycles.

Bonds rated BB, B and CCC by D&P are not considered "Investment-Grade Debt Securities" and are regarded, on balance, as predominantly speculative with respect to the issuer's ability to pay interest and make principal payments in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation.

The rating Duff l is the highest rating assigned by D&P for short-term debt, including commercial paper. D&P employs three designations, Duff l+, Duff 1 and Duff 1- within the highest rating category. Duff l+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. Duff 1- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

Fitch Investors Service, Inc. The following summarizes the highest four ratings used by Fitch Investors Service, Inc. ("Fitch") for bonds which are deemed to be "Investment-Grade Debt Securities" by the Advisor:

       AAA - Bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

       AA - Bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

       A - Bonds that are rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

       BBB - Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within a rating category.

Bonds rated BB, B and CCC by Fitch are not considered "Investment-Grade Debt Securities" and are regarded, on balance, as predominantly speculative with respect to the issuer's ability to pay interest and make principal payments in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation.

The following summarizes the three highest ratings used by Fitch for short-term notes, municipal notes, variable rate demand instruments and commercial paper:

       F-1+ - Instruments assigned this rating are regarded as having the strongest degree of assurance for timely payment.

       F-1 - Instruments assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+

       F-2 - Instruments assigned this rating have satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

Letter to the Shareholders of Investek Fixed Income Trust

Dear Fellow Shareholders:

We are pleased to present the report for Investek Fixed Income Trust for the twelve month period ending March 31, 1997. The Trust achieved a total return of 5.38% for the period, ranking it 26th out of 540 funds in the intermediate term, investment grade fixed income category as reported by Lipper Analytical Services. For the quarter ending March 31, 1997 the Trust achieved a total return of 0.41%, ranking it 4th out of 621 funds in the peer group. Dividends of $0.65 per share were paid during the year.

Events during the year presented a challenging environment for managing fixed income assets. Interest rates rose throughout the year for securities at all maturities from three months to thirty years. Treasury securities with three, five and ten year maturities saw their yields increase by 67, 67, and 58 basis points respectively.

Calendar year 1997 actually started with a bang, as bonds rallied during the first six weeks of the year on declining interest rates. But the trend soon reversed due to worries about an upsurge in inflation. And when the Federal Reserve raised the federal-funds rate to 5.5% for 5.25% on March 25, long term interest rates rose above the psychologically important 7% mark, further eroding investor confidence.

Many bond investors have become "Fed Watchers", positioning portfolios based on their opinion that Fed Chairman Greenspan will continue his war on inflation with further rate hikes (or not). This annual communication is a good time to restate one of the primary principles or our management process. We do not attempt to forecast the direction of interest rates. Few are able to get it right and the penalty for being wrong is extreme. Instead, we add value through individual security selection, with a focus on the high quality end of the market. History has proven this style to be effective in achieving our stated investment objective of the Trust, "to preserve capital and maximize total returns through active management of investment grade fixed income securities".

Thank you for the confidence you have placed in us. We appreciate the opportunity to be of service.

Sincerely,

Michael T. McRee
President
Investek Capital Management

INVESTEK FIXED INCOME TRUST
PERFORMANCE UPDATE  - $50,000 INVESTMENT

For the period from November 15, 1991
(commencement of operations) to March 31, 1997

                  Investek Fixed Income Trust       Lehman Aggregate
 15-Nov-91                  50,000.00                   50,000.00
 31-Dec-91                  50,355.00                   51,720.00
 31-Mar-92                  50,612.00                   51,059.00
 30-Jun-92                  55,345.00                   53,119.00
 30-Sep-92                  53,918.00                   55,401.00
 31-Dec-92                  54,275.00                   55,548.00
 31-Mar-93                  56,875.00                   57,844.00
 30-Jun-93                  58,672.00                   59,378.00
 30-Sep-93                  60,027.00                   60,928.00
 31-Dec-93                  60,004.00                   60,964.00
 31-Mar-94                  57,698.00                   59,216.00
 30-Jun-94                  57,065.00                   58,606.00
 30-Sep-94                  57,281.00                   58,963.00
 31-Dec-94                  57,736.00                   59,186.00
 31-Mar-95                  60,426.00                   62,171.00
 30-Jun-95                  64,300.00                   65,959.00
 30-Sep-95                  64,918.00                   67,254.00
 31-Dec-95                  67,446.00                   70,120.00
 31-Mar-96                  66,892.00                   68,877.00
 30-Jun-96                  67,836.00                   69,268.00
 30-Sep-96                  68,958.00                   70,549.00
 31-Dec-96                  70,199.00                   72,665.00
 31-Mar-97                  70,487.00                   72,259.00

This graph depicts the performance of the Investek Fixed Income Trust versus the Lehman Brothers Aggregate Bond Index. It is important to note the Investek Fixed Income Trust is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

Average Annual Total Return

------------------------------------------------------

 Since Inception       One Year         Five Years

------------------------------------------------------

      6.59%             5.38%              6.85%

------------------------------------------------------


The graph assumes an initial $50,000 investment at November 15, 1991. All dividends and distributions are reinvested.

At March 31, 1997, the Fund would have grown to $70,487 - total investment return of 40.97% since November 15, 1991.

At March 31, 1997, a similar investment in the Lehman Brothers Aggregate Bond Index would have grown to $72,259 - total investment return of 44.52% since November 15, 1991.

Past performance is not a guarantee of future performance. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than the original cost. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.

                                       INVESTEK FIXED INCOME TRUST

                                        PORTFOLIO OF INVESTMENTS

                                             March 31, 1997

-------------------------------------------------------------------------------------------------------
                                                                  Interest     Maturity        Value
                                                     Principal      Rate         Date        (note 1)
-------------------------------------------------------------------------------------------------------

U. S. GOVERNMENT AND AGENCY OBLIGATIONS - 64.53%

  United States Treasury Note                         $125,000       5.750%     08/15/03       $117,788
  A.I.D. - Equador                                      90,244       7.050%     05/01/15         88,907
  A.I.D. - Ivory Coast                                 300,059       8.100%     12/01/06        304,542
  A.I.D. - Peru                                        186,590       8.350%     01/01/07        189,993
  A.I.D. - Zaire                                         5,010       7.375%     04/01/97          5,017
  B.A.L.T. Conway Partnership Title XI                 145,616      10.750%     11/15/03        148,714
  Cambridge Tanker Title XI                            209,630       8.450%     02/07/06        216,335
  Chilbar Ship Co. Title XI                             69,857       6.980%     07/15/01         70,130
  Federal Home Loan Mortgage Corporation
    REMIC 1553 Class E                                 500,000       6.250%     04/15/07        484,375
    Pool #W10001                                        64,000       6.420%     12/01/05         59,743
    REMIC  Pac-1(11) Class J                           500,000       7.500%     09/15/21        490,156
    Pool #240001 D                                      32,271       9.500%     11/01/97         32,752
  Federal National Mortgage Association
    Pool #73401                                        495,404       6.440%     03/01/06        467,236
    REMIC Series 1993-117 Class K                      478,939       6.500%     07/25/08        449,155
    REMIC Trust G93-20 Class PG                        243,000       6.500%     02/25/19        237,077
    REMIC Trust 1992-169 Class J                       250,000       6.500%     03/25/21        232,969
    REMIC Trust 1992-G52 Class C                        29,590       7.250%     08/25/20         29,720
    Pool #250138                                       108,423       7.500%     07/01/04        108,505
    REMIC Trust G95-2 Class L                          250,000       8.000%     05/17/04        252,109
  Federal National Mortgage Association Strip
    Series 66 Class 1                                  233,110       7.500%     01/01/20        229,040
  Global Industries Ltd. Title XI                    1,295,000       8.300%     07/15/20      1,320,698
  Government National Mortgage Association
    Pool #16402                                        268,025       8.500%     04/15/12        266,337
    Pool #383137                                       415,078       7.750%     03/15/11        414,380
  Marine Vessel Buffalo Title XI                       383,380       7.270%     09/01/03        389,204
  Moore McCormack Leasing - Series B                   204,000       8.875%     07/15/01        203,259
  Small Business Administration                        111,475       7.365%     12/06/09        109,273
  Small Business Administration 92-A                   325,995       7.600%     01/01/12        326,787
                                                                                              ---------
    Total U. S. Government and Agency Obligations (Cost $7,282,182)                           7,244,201
                                                                                              ---------

U. S. GOVERNMENT INSURED OBLIGATIONS - 11.91%

  Federal Housing Authority Project Loan
    Crystal City                                        64,158       2.900%     01/01/06         53,539
    Downtowner Apartments                              169,900       8.375%     11/01/11        166,748
    GMAC 32                                             88,024       7.430%     12/01/21         88,077
    Kinswood Apartments                                613,824       6.875%     10/01/14        606,898
    USGI #87                                           423,997       7.430%     08/01/23        422,310
                                                                                              ---------
    Total U. S. Government Insured Obligations (Cost $1,352,417)                              1,337,572
                                                                                              ---------
                                                                                           (Continued)

                                      INVESTEK FIXED INCOME TRUST

                                        PORTFOLIO OF INVESTMENTS

                                             March 31, 1997

-------------------------------------------------------------------------------------------------------
                                                                  Interest     Maturity        Value
                                                     Principal      Rate         Date        (note 1)
-------------------------------------------------------------------------------------------------------

CORPORATE OBLIGATIONS - 4.12%

  GG1B Funding Corporation                            $478,333       7.430%     01/15/11       $462,396
    (Cost $478,333)

CONVENTIONAL MORTGAGE BACKED SECURITIES - 12.62%

  GE Capital Mortgage Services, Inc.
    REMIC Series 1993-17 Class A6                      650,000       6.500%     11/25/23        628,672
  Prudential Home Mortgage Securities
    REMIC Series 1992-50 Class A5                       85,000       7.625%     02/25/23         82,291
    REMIC Series 1994-2 Class A8                       500,000       6.750%     02/25/24        467,188
  Residential Funding Corporation
    REMIC Series 1993-S16 Class A6                     250,000       7.000%     05/25/23        238,828
                                                                                              ---------
    Total Conventional Mortgage Backed Securities (Cost $1,447,111)                           1,416,979
                                                                                              ---------
PRIVATE MORTGAGE BACKED SECURITIES - 2.36%

  Krauss/Schwartz Properties, Ltd.                     143,115       7.740%     02/18/04        137,577
  National Housing Partnership                         129,615       9.500%     05/01/03        127,812
                                                                                              ---------
    Total Private Mortgage Backed Securities (Cost $272,730)                                    265,389
                                                                                              ---------
PRIVATE PLACEMENT CORPORATE SECURITIES - 2.40%

  Rosewood Care Center Capital Funding Corporation
    First Mortgage Bonds                               295,489       7.250%     11/01/13        268,589
    (Cost $288,174)                                                                           ---------

                                                                                Shares
                                                                                --------
INVESTMENT COMPANY - 5.68%

  Performance Funds Trust Money Market Fund "A"                                  638,512        638,512
    (Cost $638,512)

Total Value of Investments (Cost $11,759,459 (a))                                 103.62 %  $11,633,638
Liabilities In Excess of Other Assets                                              (3.62)%     (406,497)
                                                                                   -----       --------
  Net Assets                                                                      100.00 %  $11,227,141
                                                                                  ======    ===========

(a)  Aggregate  cost for financial  reporting and federal income tax purposes is
     the  same.  Unrealized  appreciation   (depreciation)  of  investments  for
     financial reporting and federal income tax purposes is as follows:

    Unrealized appreciation                                                                     $50,314
    Unrealized depreciation                                                                    (176,135)
                                                                                               --------
             Net unrealized depreciation                                                      ($125,821)
                                                                                              =========

See accompanying notes to financial statements

                           INVESTEK FIXED INCOME TRUST

                       STATEMENT OF ASSETS AND LIABILITIES

                                 March 31, 1997


ASSETS
   Investments, at value (cost $11,759,459)                       $11,633,638
   Income receivable                                                  111,969
   Prepaid expenses                                                       162
   Other asset                                                          2,659
                                                                  -----------
      Total assets                                                 11,748,428
                                                                  -----------
LIABILITIES
   Accrued expenses                                                     2,379
   Payable for investment purchases                                   494,635
   Disbursements in excess of cash on demand deposit                   24,273
                                                                  -----------
      Total liabilities                                               521,287
                                                                  -----------
NET ASSETS
   (applicable to 1,124,668 Institutional Class Shares            $11,227,141
    outstanding; unlimited shares of no par value                 ===========
    beneficial interest authorized)

NET ASSET VALUE, REDEMPTION AND OFFERING PRICE
   PER INSTITUTIONAL CLASS SHARE
   ($11,227,141 / 1,124,668 shares)                                     $9.98
                                                                  ===========
NET ASSETS CONSIST OF
   Paid-in capital                                                $11,875,396
   Undistributed net investment income                                    170
   Accumulated net realized loss on investments                      (522,604)
   Net unrealized depreciation on investments                        (125,821)
                                                                  -----------
                                                                  $11,227,141
                                                                  ===========






















See accompanying notes to financial statements

                          INVESTEK FIXED INCOME TRUST

                            STATEMENT OF OPERATIONS

                           Year ended March 31, 1997


INVESTMENT INCOME

   Income
      Interest                                                      $828,391
      Dividends                                                       20,634
                                                                   ---------
         Total income                                                849,025
                                                                   ---------
   Expenses
      Investment advisory fees (note 2)                               52,526
      Fund administration fees (note 2)                               17,511
      Custody fees                                                     7,443
      Registration and filing administration fees                      2,252
      Fund accounting fees (note 2)                                   21,000
      Audit fees                                                      11,808
      Legal fees                                                       5,288
      Securities pricing fees                                          1,115
      Shareholder recordkeeping fees                                     808
      Shareholder servicing expenses                                   3,532
      Registration and filing expenses                                 3,362
      Printing expenses                                                1,416
      Trustee fees and meeting expenses                                6,751
      Other operating expenses                                         5,293
                                                                  ----------
         Total expenses                                              140,105
                                                                  ----------
         Less Investment advisory fees waived (note 2)               (35,023)
                                                                  ----------
         Net expenses                                                105,082
                                                                  ----------
            Net investment income                                    743,943
                                                                  ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

   Net realized gain from investment transactions                     40,347
   Decrease in unrealized appreciation on investments               (171,926)
                                                                  ----------
      Net realized and unrealized loss on investments               (131,579)
                                                                  ----------
         Net increase in net assets resulting from operations       $612,364
                                                                  ==========











See accompanying notes to financial statements

                                      INVESTEK FIXED INCOME TRUST

                                  STATEMENTS OF CHANGES IN NET ASSETS


------------------------------------------------------------------------------------------------------
                                                                          Year ended      Year ended
                                                                           March 31,      March 31,
                                                                             1997            1996
------------------------------------------------------------------------------------------------------

DECREASE IN NET ASSETS

  Operations
     Net investment income                                                   $743,943        $905,819
     Net realized gain (loss) from investment transactions                     40,347         (30,968)
     Increase (decrease) in unrealized appreciation on investments           (171,926)        660,566
                                                                             --------         -------

        Net increase in net assets resulting from operations                  612,364       1,535,417
                                                                              -------       ---------

  Distributions to shareholders from
     Net investment income                                                   (748,208)       (905,271)
                                                                             --------        --------

  Capital share transactions
     Decrease in net assets resulting from capital share transactions (a)    (898,136)     (3,352,499)
                                                                             --------      ----------

           Total decrease in net assets                                    (1,033,980)     (2,722,353)

NET ASSETS

  Beginning of year                                                        12,261,121      14,983,474
                                                                           ----------      ----------

  End of year (including undistributed net investment income              $11,227,141     $12,261,121
               of $170 in 1997 and $4,435 in 1996)                        -----------      ----------



(a) A summary of capital share activity follows:
                                     ----------------------------------------------------------------
                                                   Year ended                      Year ended
                                                 March 31, 1997                   March 31, 1996
                                     ----------------------------------------------------------------
                                               Shares           Value         Shares          Value
                                             ---------       ---------       --------       ---------
Shares sold                                     90,260        $912,132        148,043      $1,503,798
Shares issued for reinvestment
  of distributions                              46,737         470,441         53,720         545,148
                                                ------         -------         ------         -------
                                               136,997       1,382,573        201,763       2,048,946

Shares redeemed                               (225,604)     (2,280,709)      (526,499)     (5,401,445)
                                              --------      ----------       --------      ----------
  Net decrease                                 (88,607)      $(898,136)      (324,736)    $(3,352,499)
                                              ========      ==========       ========     ===========









See accompanying notes to financial statements

                                                   INVESTEK FIXED INCOME TRUST

                                                       FINANCIAL HIGHLIGHTS

                                          (For a Share Outstanding Throughout the Year)
------------------------------------------------------------------------------------------------------------------------------------
                                                            Year ended    Year ended      Year ended     Year ended     Year ended
                                                              March 31,     March 31,       March 31,      March 31,      March 31,
                                                                  1997          1996            1995           1994           1993
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year                              $10.11         $9.74           $9.93         $10.48          $9.92

   Income (loss) from investment operations
      Net investment income                                       0.65          0.66            0.63           0.61           0.65
      Net realized and unrealized gain (loss) on investments     (0.13)         0.37           (0.19)         (0.43)          0.56
                                                                 -----          ----           -----          -----           ----
         Total from investment operations                         0.52          1.03            0.44           0.18           1.21
                                                                  ----          ----            ----           ----           ----
   Distributions to shareholders from
      Net investment income                                      (0.65)        (0.66)          (0.63)         (0.60)         (0.64)
      Net realized gain from investment transactions              0.00          0.00            0.00          (0.13)         (0.01)
                                                                  ----          ----            ----          -----          -----
         Total distributions                                     (0.65)        (0.66)          (0.63)         (0.73)         (0.65)
                                                                 -----         -----           -----          -----          -----

Net asset value, end of year                                     $9.98        $10.11           $9.74          $9.93         $10.48
                                                                 =====        ======           =====          =====         ======


Total return                                                      5.38%        10.70%           4.73%          1.43%         12.49%
                                                                  ====         =====            ====           ====          =====

Ratios/supplemental data

   Net assets, end of period                               $11,227,141   $12,261,121     $14,983,474    $17,641,814     $5,267,626
                                                           ===========   ===========     ===========    ===========     ==========

   Ratio of expenses to average net assets
      Before expense reimbursements and waived fees               1.20%         1.08%           1.08%          1.41%          1.69%
      After expense reimbursements and waived fees                0.90%         0.87%           0.77%          0.77%          0.95%

   Ratio of net investment income to average net assets
      Before expense reimbursements and waived fees               6.07%         6.20%           6.15%          5.45%          5.50%
      After expense reimbursements and waived fees                6.37%         6.41%           6.45%          5.82%          6.24%

   Portfolio turnover rate                                       32.94%        16.57%          19.64%         34.42%         59.78%




See accompanying notes to financial statements

                           INVESTEK FIXED INCOME TRUST

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1997


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER INFORMATION

The Investek Fixed Income Trust (the "Fund") is a diversified series of shares of beneficial interest of The Nottingham Investment Trust II (the "Trust"). The Trust, an open-end investment company, was organized on October 18, 1990 as a Massachusetts Business Trust and is registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is to preserve capital and maximize total returns through active management of investment grade fixed income securities. The Fund began operations on November 15, 1991.

Pursuant to a plan approved by the Board of Trustees of the Trust, the existing single class of shares of the Fund was redesignated as the Institutional Shares of the Fund on August 1, 1996, and an additional class of shares, the Investor Shares, was authorized. To date, only Institutional Shares have been issued by the Fund. The Investor Shares will be sold with a sales charge and will bear potential distribution expenses and service fees. The Institutional Shares are sold without a sales charge and bears no shareholder servicing or distribution fees. The following is a summary of significant accounting policies followed by the Fund.

A. Security Valuation - The Fund's investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m., New York time. Securities for which market quotations are not readily available are valued in good faith using a method approved by the Trust's Board of Trustees, taking into consideration institutional bid and last sale prices, and securities prices, yields, estimated maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. Short-term investments are valued at cost which approximates value.

     The financial statements include securities valued at $11,633,638 (104% of net assets) whose values have been estimated using a method approved by the Trust's Board of Trustees. Such securities are valued by using a matrix system, which is based upon the factors described above and particularly the spread between yields on the securities being valued and yields on U.
     S. Treasury securities with similar remaining years to maturity. Those estimated values may differ from the values that would have resulted from actual purchase and sale transactions.

B. Federal Income Taxes - The Fund is considered a personal holding company as defined under Section 542 of the Internal Revenue Code since 50% of the value of the Fund's shares were owned directly or indirectly by five or fewer individuals at certain times during the last half of the year. As a personal holding company, the Fund is subject to federal income taxes on undistributed personal holding company income at the maximum individual income tax rate. No provision has been made for federal income taxes since substantially all taxable income has been distributed to shareholders. It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income to relieve it from all federal income taxes.

     The Fund has capital loss carryforwards for federal income tax purposes of $562,951, $492,567 of which expires in the year 2003 and $70,384 of which expires in the year 2004. It is the intention of the Board of Trustees of the Trust not to distribute any realized gains until the carryforwards have been offset or expire.




                                                                     (Continued)

                           INVESTEK FIXED INCOME TRUST

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1997


Net investment income (loss) and net realized gains (losses) may differ for financial statement and income tax purposes primarily because of losses incurred subsequent to October 31, which are deferred for income tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

C. Investment Transactions - Investment transactions are recorded on the trade date. Realized gains and losses are determined using the specific identification cost method. Interest income is recorded daily on an accrual basis.

D. Distributions to Shareholders - The Fund generally declares dividends monthly, on a date selected by the Trust's Trustees. In addition, distributions may be made annually in December out of net realized gains through October 31 of that year. Distributions to shareholders are recorded on the ex-dividend date. The Fund may make a supplemental distribution subsequent to the end of its fiscal year ending March 31.

E. Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.


NOTE 2 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Pursuant to an investment advisory agreement, Investek Capital Management, Inc. (the "Advisor") provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies, and the purchase and sale of securities. As compensation for its services, the Advisor receives a fee at the annual rate of 0.45% of the Fund's average daily net assets.

Currently, the Fund does not offer its shares for sale in states which require limitations to be placed on its expenses. The Advisor currently intends to voluntarily waive all or a portion of its fee and reimburse expenses of the Fund to limit total Fund operating expenses to 0.90% of the average daily net assets of the Fund. There can be no assurance that the foregoing voluntary fee waivers or reimbursements will continue. The Advisor has voluntarily waived a portion of its fee amounting to $35,023 ($0.03 per share) for the year ended March 31, 1997.

The Fund's administrator, The Nottingham Company (the "Administrator"), provides administrative services to and is generally responsible for the overall management and day-to-day operations of the Fund pursuant to an accounting and administrative agreement with the Trust. As compensation for its services, the Administrator receives a fee at the annual rate of 0.15% of the Fund's average daily net assets. The Administrator also receives a monthly fee of $1,750 for accounting and recordkeeping services. Additionally, the Administrator charges the Fund for servicing of shareholder accounts and registration of the Fund's shares. The contract with the Administrator provides that the aggregate fees for the aforementioned administration, accounting and recordkeeping services shall not be less than $3,000 per month. The Administrator also charges the Fund for certain expenses involved with the daily valuation of portfolio securities.

                                                                     (Continued)

                           INVESTEK FIXED INCOME TRUST

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1997



Certain Trustees and officers of the Trust are also officers of the Advisor, the Distributor or the Administrator.


NOTE 3 - PURCHASES AND SALES OF INVESTMENTS

Purchases  and  sales  of  investments,   other  than  short-term   investments,
aggregated $3,692,489 and $4,305,406, respectively, for the year ended March 31, 1997.

INDEPENDENT AUDITORS' REPORT


To the Board of Trustees and Shareholders of The Nottingham Investment Trust II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Investek Fixed Income Trust (a portfolio of The Nottingham Investment Trust II) as of March 31, 1997, and the related statements of operations and changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended March 31, 1996 and the financial highlights for the four years in the period ended March 31, 1996 were audited by other auditors, whose reports thereon dated May 14, 1996, expressed an unqualified opinion.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of March 31, 1997 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 1997 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Investek Fixed Income Trust as of March 31, 1997, the results of its operations, the changes in its net assets and its financial highlights for the year then ended in conformity with generally accepted accounting principles.


/S/ DELOITTE & TOUCHE LLP

Pittsburgh, Pennsylvania
April 25, 1997

                       STATEMENT OF ADDITIONAL INFORMATION

                            ZSA ASSET ALLOCATION FUND

                                  July 31, 1997

                                   A Series of
                       THE NOTTINGHAM INVESTMENT TRUST II
                107 North Washington Street, Post Office Box 4365
                     Rocky Mount, North Carolina 27803-0365
                            Telephone 1-800-525-3863



                                Table of Contents

INVESTMENT OBJECTIVE AND POLICIES..........................................  2
INVESTMENT VEHICLES THAT MAY BE USED IN FUTURE YEARS.......................  4
INVESTMENT LIMITATIONS.....................................................  7
NET ASSET VALUE............................................................  9
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION.............................  9
DESCRIPTION OF THE TRUST................................................... 11
ADDITIONAL INFORMATION CONCERNING TAXES.................................... 12
MANAGEMENT OF THE FUND..................................................... 13
SPECIAL SHAREHOLDER SERVICES............................................... 18
ADDITIONAL INFORMATION ON PERFORMANCE...................................... 19
APPENDIX A - DESCRIPTION OF RATINGS........................................ 21
ANNUAL REPORT OF THE FUND FOR THE FISCAL YEAR ENDED MARCH 31, 1997....ATTACHED

This Statement of Additional Information (the "Additional Statement") is meant to be read in conjunction with the Prospectus, dated the same date as this Additional Statement, for the ZSA Asset Allocation Fund (the "Fund"), as the Prospectus may be amended or supplemented from time to time, and is incorporated by reference in its entirety into the Prospectus. Because this Additional Statement is not itself a prospectus, no investment in shares of the Fund should be made solely upon the information contained herein. Copies of the Fund's Prospectus may be obtained at no charge by writing or calling the Fund at the address and phone number shown above. This Additional Statement is not a prospectus but is incorporated by reference in the Prospectus in its entirety. Capitalized terms used but not defined herein have the same meanings as in the Prospectus.

                        INVESTMENT OBJECTIVE AND POLICIES

The following policies supplement the Fund's investment objective and policies as set forth in the Prospectus of the Fund. The Fund, organized in 1992, has no prior operating history.

Additional  Information  on  Fund  Instruments.   Attached  to  this  Additional
Statement is Appendix A, which contains descriptions of the rating symbols used by Rating Agencies for securities in which the Fund may invest.

Investment Transactions. Subject to the general supervision of the Trust's Board of Trustees, the Advisor is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Fund.

The annualized portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover of the Fund may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements that enable the Fund to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making Fund decisions, and the Fund may engage in short-term trading to achieve its investment objectives.

Purchases  of money  market  instruments  by the Fund  are  made  from  dealers, underwriters and issuers. The Fund currently does not expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a "net" basis by a dealer acting as principal for its own account without a stated commission. The price of the security, however, usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions in the over-the-counter market are generally on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The Fund's fixed income portfolio transactions will normally be principal transactions executed in over-the-counter markets and will be executed on a "net" basis, which may include a dealer markup. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.

The Fund may participate, if and when practicable, in bidding for the purchase of Fund securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Fund will engage in this practice, however, only when the Advisor, in its sole discretion, believes such practice to be otherwise in the Fund's interest.

In executing Fund transactions and selecting brokers or dealers, the Advisor will seek to obtain the best overall terms available for the Fund. In assessing the best overall terms available for any transaction, the Advisor shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the spread or commission, if any, both for the specific transaction and on a continuing basis. The sale of Fund shares may be considered when determining the firms that are to execute brokerage transactions for the Fund. In addition, the Advisor is authorized to cause the Fund to pay a broker-dealer which furnishes brokerage and research services a higher spread or commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Advisor determines in good faith that such spread or commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Advisor to the Fund. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy.

Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Advisor and does not reduce the advisory fees payable by the Fund. The Trustees will periodically review any spread or commissions paid by the Fund to consider whether the spread or commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Fund. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised by the Advisor. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of securities transactions effected for such other account or investment company.

The Advisor may also utilize a brokerage firm affiliated with the Trust or the Advisor if it believes it can obtain the best execution of transactions from such broker. The Fund will not execute portfolio transactions through, acquire securities issued by, make savings deposits in or enter into repurchase agreements with the Advisor or an affiliated person of the Advisor (as such term is defined in the 1940 Act) acting as principal, except to the extent permitted by the Securities and Exchange Commission ("SEC"). In addition, the Fund will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Advisor, or an affiliated person of the Advisor, is a member, except to the extent permitted by the SEC. Under certain circumstances, the Fund may be at a disadvantage because of these limitations in comparison with other investment companies that have similar investment objectives but are not subject to such limitations.

Investment decisions for the Fund will be made independently from those for any other series of the Trust, if any, and for any other investment companies and accounts advised or managed by the Advisor. Such other investment companies and accounts may also invest in the same securities as the Fund. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or accounts in executing transactions. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which the Advisor believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund.

For the fiscal years ended March 31, 1995, 1996, and 1997, the Fund paid brokerage commissions of $58,687, $28,832, and $10,307, respectively.

Repurchase Agreements. The Fund may acquire U.S. Government Securities or corporate debt securities subject to repurchase agreements. A repurchase transaction occurs when, at the time the Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale will occur within one to five days of the purchase.

Repurchase agreements are considered "loans" under the Investment Company Act of 1940, as amended (the "1940 Act"), collateralized by the underlying security. The Trust will implement procedures to monitor on a continuous basis the value of the collateral serving as security for repurchase obligations. Additionally, the Advisor to the Fund will consider the creditworthiness of the vendor. If the vendor fails to pay the agreed upon resale price on the delivery date, the Fund will retain or attempt to dispose of the collateral. The Fund's risk is that such default may include any decline in value of the collateral to an amount which is less than 100% of the repurchase price, any costs of disposing of such collateral, and any loss resulting from any delay in foreclosing on the collateral. The Fund will not enter into any repurchase agreement which will cause more than 10% of its net assets to be invested in repurchase agreements which extend beyond seven days.

Description of Money Market Instruments. Money market instruments may include U.S. Government Securities or corporate debt securities (including those subject to repurchase agreements), provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Fund. Money market instruments also may include Banker's Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). Banker's Acceptances are time drafts drawn on and "accepted" by a bank. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Fund acquires a Banker's Acceptance the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Banker's Acceptance carries the full faith and credit of such bank. A Certificate of Deposit ("CD") is an unsecured interest-bearing debt obligation of a bank. Commercial Paper is an unsecured, short-term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund will invest in Commercial Paper only if it is rated one of the top two rating categories by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P"), Fitch Investors Service, Inc. ("Fitch") or Duff & Phelps ("D&P") or, if not rated, of equivalent quality in the Advisor's opinion. Commercial Paper may include Master Notes of the same quality. Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Fund only through the Master Note program of the Fund's custodian bank, acting as administrator thereof. The Advisor will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Fund.

Illiquid Investments. The Fund may invest up to 10% of its net assets in illiquid securities, which are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, the Advisor determines the liquidity of the Fund's investments and, through reports from the Advisor, the Board monitors investments in illiquid instruments. In determining the liquidity of the Fund's investments, the Advisor may consider various factors including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features) and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). Investments currently considered by the Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days and restricted securities. If through a change in values, net assets or other circumstances, the Fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

Restricted Securities. Within its limitation on investment in illiquid securities, the Fund may purchase restricted securities that generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the federal securities laws, or in a registered public offering. Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

              INVESTMENT VEHICLES THAT MAY BE USED IN FUTURE YEARS

When the Fund has reached a size in total net assets when hedging techniques may be reasonably expected to add value, and preserve unrealized gains in the portfolio, some or all of the following techniques may be used. If these techniques become applicable, the Fund will amend the Prospectus to include a complete description of these techniques, and forward the revised prospectus to all shareholders of the Fund.

Options on Securities and Securities Indices. To realize greater income than would be realized on portfolio securities transactions alone, the Fund may write
(sell) covered call and put options. A call option written by the Fund obligates the Fund to sell specified securities to the holder of the option at a specified price, upon exercise of the option, at any time before the expiration date. All call options written by the Fund are covered, which means that the Fund will own the securities subject to the option so long as the option is outstanding. By writing covered call options, however, the Fund may forego the opportunity to profit from an increase in the market price of the underlying security.

The purpose of writing put options is to generate additional income. A put option written by the Fund would obligate the Fund to purchase specified securities from the option holder at a specified price, upon exercise of the option, at any time before the expiration date. All put options written by the Fund will be covered, which means that the Fund will have deposited with its custodian cash, U.S. Government Securities, or other high-grade debt liquid securities with a value at least equal to the exercise price of the put option. In return for the option premium, the Fund accepts the risk that it will be required to purchase the underlying securities at a price in excess of the securities' market value at the time of purchase.

The Fund may terminate its obligations under a call or put option by purchasing an option identical to the one it has written. Such purchases are referred to as "closing purchase transactions."

The Fund may write and purchase put and call options on any securities in which it may invest in options on any securities index based on securities in which the Fund may invest. The Fund is also authorized to enter into closing sale transactions in order to realize gains or minimize losses on options purchased by the Fund.

The Fund would normally purchase call options to hedge against an increase in the market value of securities of the type in which the Fund may invest. The Fund will not engage in such transactions for speculation. The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities at a specified price, upon exercise of the option, during the option period. The Fund would ordinarily realize a gain if during the option period, the value of such securities exceeds the sum of the exercise price, the premium paid and transaction costs; otherwise, the Fund would realize a loss on the purchase of the call option.

The Fund would normally purchase put options to hedge against a decline in the market value of securities in its portfolio ("protective puts"). The Fund will not engage in such transactions for speculation. The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities at a specified price, upon exercise of the option, during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's securities. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreases below the exercise price sufficiently to cover the premium and transaction costs; otherwise, the Fund would realize a loss on the purchase of the put option.

The Fund may purchase put and call options on securities indices for the same purposes as the purchase of options on securities. Currently, only options on stock indices are traded and only on national exchanges. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. A purchase of securities index options is subject to the risk that the value of the Fund's portfolio securities may not change as much as an index because a Fund's investments generally cannot exactly match the composition of an index.

There is no assurance that a liquid secondary market on a domestic options exchange will exist for any particular exchange-traded option, or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, the Fund would have to exercise the options in order to realize any profit and may incur transaction costs upon the purchase or sale of underlying securities. The Fund expects to purchase and write only exchange traded options until such time as the Advisor determines that the over-the-counter market in options is sufficiently developed and appropriate disclosure is furnished to prospective and existing shareholders.

The Fund may purchase and sell both options that are traded on United States exchanges, and certain options traded in the over-the-counter market, including options on GNMAs and short-term intermediate and long-term Treasury securities. The Fund may engage in over-the-counter options transactions with broker-dealers who make markets in these options.

The ability to terminate over-the-counter option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, the Fund will purchase such options only from broker-dealers whose debt securities are considered investment grade by the Advisor. Moreover, until such time as the staff of the Securities and Exchange Commission changes its position, the Fund will adhere to the staff's informal position that purchased over-the-counter options and assets used to cover written over-the-counter options constitute illiquid securities.

The writing and purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The Fund will pay brokerage commissions or spreads in connection with its options transactions, as well as for purchases and sales of underlying securities. The writing of options could result in significant increases in the Fund's turnover rate. The Fund's transactions in options may be limited by the requirements of the Internal Revenue Code for qualification as a regulated investment company.

Futures Contracts and Related Options. To hedge against changes in securities prices, the Fund may purchase and sell various kinds of futures contracts, and purchase and write (sell) call and put options on any of such futures contracts. The futures contracts may be based on various securities (such as U.S. Government securities), securities indices and other financial instruments and indices. The Fund may engage in futures and related options transactions for bona fide hedging purposes as described below. All futures contracts entered into by the Fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission (the "CFTC").

A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

When interest rates are rising or securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions that may result in a profit or a loss. A clearing corporation associated with the exchange on which futures on securities are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging, by use of futures contracts, seeks to establish with more certainty the effective price and rate of return on portfolio securities and securities that the Fund owns or proposes to acquire. The Fund may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities. If, in the opinion of the Advisor, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on securities indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contacts, the Advisor will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's securities portfolio. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.

The acquisition of put and call options on futures contracts will give a Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium that may partially offset a decline in the value of the Fund's assets. By writing a call option, the Fund becomes obligated, in exchange for the premium, to sell a futures contract, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium that may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated to purchase a futures contract that may have a value lower than the exercise price. Thus, the loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The Fund will incur transaction costs in connection with the writing of options on futures.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be affected. The Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

The Fund will engage in futures and related options  transactions  only for bona fide hedging purposes in accordance with CFTC regulations, which permit investment companies registered under the 1940 Act to engage in such transactions without requiring their sponsors to be registered as commodity pool operators. The Fund is not permitted to engage in speculative futures trading. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or in securities which it expects to purchase. The Fund's futures transactions will be entered into for traditional hedging purposes -- i.e., futures contracts will be sold to protect against a decline in the price of securities that the Fund owns, or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. In particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

Transaction costs associated with futures contracts and related options involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities or currencies, require the Fund to segregate assets to cover such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while the Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for the Fund than if it had not entered into any futures contacts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position that is intended to be protected, the desired protection may not be obtained, and the Fund may be exposed to risk of loss.

                             INVESTMENT LIMITATIONS

The Fund has adopted the following fundamental investment limitations, which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund. A "majority" for this purpose, means the lesser of
(i) 67% of the Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or
(ii) more than 50% of its outstanding shares. Unless otherwise indicated, percentage limitations apply at the time of purchase.

As a matter of fundamental policy, the Fund may not:

(1) Invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one issuer (except that securities of the U.S. Government, its agencies and instrumentalities are not subject to these limitations);

(2) Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. Government, its agencies and instrumentalities are not subject to these limitations);

(3) Invest in the securities of any issuer if any of the officers or trustees of the Trust or the Advisor who own beneficially more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of the outstanding securities of such issuer;

(4) Invest for the purpose of exercising control or management of another issuer;

(5) Invest in interests in real estate, real estate mortgage loans, real estate limited partnerships, oil, gas or other mineral exploration or development programs or leases, except that the Fund may invest in the readily marketable securities of companies which own or deal in such things;

(6) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter under the federal securities laws, in connection with the disposition of portfolio securities;

(7) Purchase securities on margin (but the Fund may purchase or sell futures contracts for hedging purposes and may obtain such short term credits as may be necessary for the clearance of transactions);

(8) Make short sales of securities or maintain a short position, except short sales "against the box" (A short sale is made by selling a security the Fund does not own, a short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.);

(9) Invest in warrants, valued at the lower of cost or market, exceeding more than 5% of the value of the Fund's net assets. Included within this amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange.

(10) Participate on a joint or joint and several basis in any trading account in securities;

(11) Make loans of money or securities, except that the Fund may invest in repurchase agreements, money market instruments, and other debt securities;

(12) Invest more than 10% of the value of its net assets in repurchase agreements having a maturity of longer than seven days or other not readily marketable securities; included in this category are "restricted" securities and any other assets for which an active and substantial market does not exist at the time of purchase or subsequent valuation;

(13) Purchase or sell commodities or commodities contracts;

(14) Issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund's total assets, or (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities, in amounts not exceeding 15% of the Fund's total assets; and the Fund may pledge its assets to secure all such borrowings;

(15) Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors), if more than 5% of its total assets would be invested in such securities; or

(16) Purchase foreign securities, except that the Fund may purchase foreign securities sold as American Depository Receipts without limit.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation. However, in the case of the borrowing limitation (restriction (14) above), the Fund will, to the extent necessary, reduce its existing borrowings to comply with the limitation.

While the Fund has reserved the right to make short sales "against the box" (restriction (8) above), the Advisor has no present intention of engaging in such transactions at this time or during the coming year.

                                 NET ASSET VALUE

The net asset value per share of the Fund is determined at 4:00 p.m., New York time, Monday through Friday, except on business holidays when the New York Stock Exchange is closed. The New York Stock Exchange recognizes the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day, and Christmas Day. Any other holiday recognized by the New York Stock Exchange will be deemed a business holiday on which the net asset value of the Fund will not be calculated.

The net asset value per share of the Fund is calculated separately by adding the value of the Fund's securities and other assets belonging to the Fund, subtracting the liabilities charged to the Fund, and dividing the result by the number of outstanding shares. "Assets belonging to" the Fund consist of the consideration received upon the issuance of shares of the Fund together with all net investment income, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to a particular investment Fund. Assets belonging to the Fund are charged with the direct liabilities of the Fund and with a share of the general liabilities of the Trust, which are normally allocated in proportion to the number of or the relative net asset values of all of the Trust's series at the time of allocation or in accordance with other allocation methods approved by the Board of Trustees. Subject to the provisions of the Declaration of Trust, determinations by the Board of Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets, with respect to the Fund are conclusive.

For the fiscal years ended March 31, 1995, 1996, and 1997, the total expenses of the Fund after fee waivers and expense reimbursements were $255,393 (1.95% of the average daily net assets of the Fund), $195,347 (1.91% of the average daily net assets of the Fund) and $175,296 (1.95% of the average daily net assets of the Fund).

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Purchases. Shares of the Fund are offered and sold on a continuous basis and may be purchased through authorized investment dealers or directly by contacting the Distributor or the Fund. Selling dealers have the responsibility of transmitting orders promptly to the Fund. The public offering price of shares of the Fund equals net asset value.

Plan Under Rule 12b-1. The Trust has adopted a Plan of Distribution (the "Plan") for the Fund pursuant to Rule 12b-1 under the 1940 Act (see "How Shares May Be Purchased - Distribution Plan" in the Prospectus). Under the Plan the Fund may expend up to 0.25% of the Fund's average net assets annually to finance any activity which is primarily intended to result in the sale of shares of the Fund and the servicing of shareholder accounts, provided the Trust's Board of Trustees has approved the category of expenses for which payment is being made. Such expenditures paid as service fees to any person who sells shares of the Fund may not exceed 0.25% of the average annual net asset value of such shares. Potential benefits of the Plan to the Fund include improved shareholder servicing, savings to the Fund in transfer agency costs, benefits to the investment process from growth and stability of assets and maintenance of a financially healthy management organization.

All of the distribution expenses incurred by the Distributor and others, such as broker-dealers, in excess of the amount paid by the Fund will be borne by such persons without any reimbursement from the Fund. Subject to seeking best price and execution, the Fund may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Plan.

From  time to time  the  Distributor  may pay  additional  amounts  from its own
resources  to  dealers  for  aid  in   distribution  or  for  aid  in  providing
administrative services to shareholders.

The Plan and the Distribution Agreement with the Distributor have been approved by the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the Plan or any related agreements, by vote cast in person or at a meeting duly called for the purpose of voting on the Plan and such Agreement. Continuation of the Plan and the Distribution Agreement must be approved annually by the Board of Trustees in the same manner as specified above.

Each year the Trustees must determine whether continuation of the Plan is in the best interest of shareholders of the Fund and that there is a reasonable likelihood of its providing a benefit to the Fund, and the Board of Trustees has made such a determination for the current year of operations under the Plan. The Plan and the Distribution Agreement may be terminated at any time without penalty by a majority of those trustees who are not "interested persons" or by a majority vote of the Fund's outstanding voting stock. Any amendment materially increasing the maximum percentage payable under the Plan must likewise be approved by a majority vote of the Fund's outstanding voting stock, as well as by a majority vote of those trustees who are not "interested persons." Also, any other material amendment to the Plan must be approved by a majority vote of the trustees including a majority of the noninterested Trustees of the Trust having no interest in the Plan. In addition, in order for the Plan to remain effective, the selection and nomination of Trustees who are not "interested persons" of the Trust must be effected by the Trustees who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plan. Persons authorized to make payments under the Plan must provide written reports at least quarterly to the Board of Trustees for their review.

For the fiscal year ended March 31, 1997 the Fund incurred $22,481 for costs in connection with the Plan under Rule 12b-1. Such costs were spent on compensation to sales personnel for sale of Fund shares and servicing of shareholder accounts.

Redemptions. Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC; (b) the Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. The Fund may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.

In addition to the situations described in the Prospectus under "How Shares May Be Redeemed," the Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Prospectus from time to time.

                            DESCRIPTION OF THE TRUST

The Trust is an unincorporated business trust organized under Massachusetts law on October 25, 1990. The Trust's Declaration of Trust authorizes the Board of Trustees to divide shares into series, each series relating to a separate portfolio of investments, and to classify and reclassify any unissued shares into one or more classes of shares of each such series. The Declaration of Trust currently provides for the shares of eight series, as follows: ZSA Asset Allocation Fund and ZSA Social Conscience Fund managed by Zaske, Sarafa & Associates, Inc. of Birmingham, Michigan; Capital Value Fund managed by Capital Investment Counsel, Inc. of Raleigh, North Carolina; Investek Fixed Income Trust managed by Investek Capital Management, Inc. of Jackson, Mississippi; and The Brown Capital Management Equity Fund, The Brown Capital Management Balanced Fund; The Brown Capital Management Small Company Fund managed by Brown Capital Management, Inc. of Baltimore, Maryland; and The WST Growth & Income Fund managed by Wilbanks, Smith & Thomas Asset Management, Inc. of Norfolk, Virginia. The Board of Trustees has authorized the classification of shares of all such series except the ZSA Funds. The number of shares of each series shall be unlimited. The Trust does not intend to issue share certificates.

In the event of a liquidation or dissolution of the Trust or an individual series, such as the Fund, shareholders of a particular series would be entitled to receive the assets available for distribution belonging to such series. Shareholders of a series are entitled to participate equally in the net distributable assets of the particular series involved on liquidation, based on the number of shares of the series that are held by each shareholder. If there are any assets, income, earnings, proceeds, funds or payments, that are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series as they, in their sole discretion, deem fair and equitable.

Shareholders of all of the series of the Trust, including the Fund, will vote together and not separately on a series-by-series or class-by-class basis, except as otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter. A series or class is affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of the series or class. Under Rule 18f-2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a series only if approved by a majority of the outstanding shares of such series. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series or class.

When used in the Prospectus or this Additional Statement, a "majority" of shareholders means the vote of the lesser of (1) 67% of the shares of the Trust or the applicable series or class present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Trust or the applicable series or class.

When issued for payment as described in the Prospectus and this Additional Statement, shares of the Fund will be fully paid and non-assessable.

The Declaration of Trust provides that the Trustees of the Trust will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Declaration of Trust provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

                     ADDITIONAL INFORMATION CONCERNING TAXES

The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning and is based on tax laws and regulations that are in effect on the date hereof; such laws and regulations may be changed by legislative, judicial, or administrative action. Investors are advised to consult their tax advisors with specific reference to their own tax situations.

Each series of the Trust, including the Fund, will be treated as a separate corporate entity under the Code and intends to qualify or remain qualified as a regulated investment company. In order to so qualify, each series must elect to be a regulated investment company or have made such an election for a previous year and must satisfy, in addition to the distribution requirement described in the Prospectus, certain requirements with respect to the source of its income for a taxable year. At least 90% of the gross income of each series must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income derived with respect to the series' business of investing in such stock, securities or currencies. Any income derived by a series from a partnership or trust is treated as derived with respect to the series' business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income that would have been qualifying income if realized by the series in the same manner as by the partnership or trust.

Another requirement for qualification as a regulated investment company under the Code is that less than 30% of a series' gross income for a taxable year must be derived from gains realized on the sale or other disposition of the following investments held for less than three months: (l) stock and securities (as defined in Section 2(a) (36) of the 1940 Act); (2) options, futures and forward contracts other than those on foreign currencies; or (3) foreign currencies (or options, futures or forward contracts on foreign currencies) that are not directly related to a series' principal business of investing in stocks or securities (or options and futures with respect to stocks or securities). Interest (including original issue discount and, with respect to certain debt securities, accrued market discount) received by a series upon maturity or disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of this requirement. However, any other income which is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose.

An investment company may not qualify as a regulated investment company for any taxable year unless it satisfies certain requirements with respect to the diversification of its investments at the close of each quarter of the taxable year. In general, at least 50% of the value of its total assets must be represented by cash, cash items, government securities, securities of other regulated investment companies and other securities which, with respect to any one issuer, do not represent more than 5% of the total assets of the investment company nor more than 10% of the outstanding voting securities of such issuer. In addition, not more than 25% of the value of the investment company's total assets may be invested in the securities (other than government securities or the securities of other regulated investment companies) of any one issuer. The Fund intends to satisfy all requirements on an ongoing basis for continued qualification as a regulated investment company.

Each series of the Trust, including the Fund, will designate any distribution of long-term capital gains as a capital gain dividend in a written notice mailed to shareholders within 60 days after the close of the series' taxable year. Shareholders should note that, upon the sale or exchange of series shares, if the shareholder has not held such shares for at least six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.

A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each series of the Trust, including the Fund, intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

If for any taxable year a series does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions (whether or not derived from interest on tax-exempt securities) would be taxable as ordinary income to shareholders to the extent of the series' current and accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations.

Each series of the Trust, including the Fund, will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends or 31% of gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure properly to include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients."

Depending upon the extent of the Fund's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities. In addition, in those states and localities that have income tax laws, the treatment of the Fund and its shareholders under such laws may differ from their treatment under federal income tax laws.

                             MANAGEMENT OF THE FUND

Trustees and Officers. The Trustees and executive officers of the Trust, their addresses and ages, and their principal occupations for the last five years are as follows:

 Name, Age, Position(s)                     Principal Occupation(s)
       and Address                          During Past 5 Years

Jack E. Brinson, 64                         President, Brinson Investment Co.
Trustee and Chairman                        President, Brinson Chevrolet, Inc.
1105 Panola Street                          Tarboro, North Carolina
Tarboro, North Carolina  27886

Eddie C. Brown, 56                          President
Trustee*                                    Brown Capital Management, Inc.
President                                   Baltimore, Maryland
The Brown Capital Management Funds
809 Cathedral Street
Baltimore, Maryland 21201

Richard K. Bryant, 37                       President
Trustee*                                    Capital Investment Group
President                                   Raleigh, North Carolina
Capital Value Fund                          Vice President
Post Office Box 32249                       Capital Investment Counsel
Raleigh, North Carolina  27622              Raleigh, North Carolina

Elmer O. Edgerton, Jr., 55                  President
Vice President                              Capital Investment Counsel
Capital Value Fund                          Raleigh, North Carolina
Post Office Box 32249                       Vice President
Raleigh, North Carolina  27622              Capital Investment Group
                                            Raleigh, North Carolina

Timothy L. Ellis, 41                        Vice President
Trustee*                                    Investek Capital Management
Vice President                              Jackson, Mississippi
Investek Fixed Income Trust
317 East Capitol
Jackson, Mississippi  39201

R. Mark Fields, 44                          Vice President
Vice President                              Investek Capital Management
Investek Fixed Income Trust                 Jackson, Mississippi
317 East Capitol
Jackson, Mississippi  39201

John M. Friedman, 53                        Vice President
Vice President                              Investek Capital Management
Investek Fixed Income Trust                 Jackson, Mississippi
317 East Capitol
Jackson, Mississippi  39201

Keith A. Lee, 36                            Vice President
Vice President                              Brown Capital Management, Inc.
The Brown Capital Management Funds          Baltimore, Maryland
309 Cathedral Street
Baltimore, Maryland  21201

Michael T. McRee, 53                        President
President                                   Investek Capital Management, Inc.
Investek Fixed Income Trust                 Jackson, Mississippi
317 East Capitol
Jackson, Mississippi  39201

J. Hope Reese, 36                           Comptroller
Treasurer                                   The Nottingham Company
105 North Washington Street                 Rocky Mount, North Carolina,
Rocky Mount, North Carolina  27802          since 1995; previously
                                            Cash Manager
                                            Law Companies Group
                                            Atlanta, Georgia,
                                            since 1993; previously
                                            Financial Manager
                                            MGR Financial Services
                                            Atlanta, Georgia

Anmar K. Sarafa, 36                         President
Vice President                              Zaske, Sarafa & Associates, Inc.
The ZSA Funds                               Birmingham, Michigan
Suite 200
355 South Woodward Avenue
Birmingham, Michigan  48009

Thomas W. Steed, 39                         Senior Corporate Attorney
Trustee                                     Hardees Food Systems
101 Bristol Court                           Rocky Mount, North Carolina
Rocky Mount, North Carolina  27802

J. Buckley Strandberg, 37                   Vice President
Trustee                                     Standard Insurance and Realty
Post Office Box 1375                        Rocky Mount, North Carolina
Rocky Mount, North Carolina  27802

C. Frank Watson III, 26                     Vice President
Secretary                                   The Nottingham Company
105 North Washington Street                 Rocky Mount, North Carolina
Rocky Mount, North Carolina  27802

Wayne F. Wilbanks, 36                       President
President                                   Wilbanks, Smith & Thomas
The WST Growth & Income Fund                Asset Management, Inc.
One Commercial Place, Suite 1150            Norfolk, Virginia
Norfolk, Virginia  25510

Arthur E. Zaske, 49                         Chairman/Chief Investment Officer
Trustee*                                    Zaske, Sarafa, & Associates, Inc.
President                                   Birmingham, Michigan
The ZSA Funds
Suite 200
355 South Woodward Avenue
Birmingham, Michigan  48009

-------------------------------

* Indicates that Trustee is an "interested person" of the Trust for purposes of the 1940 Act because of his position with one of the investment advisors or the Administrator to the Trust.

Compensation. The officers of the Trust will not receive compensation from the Trust for performing the duties of their offices. Each Trustee who is not an "interested person" of the Trust receives a fee of $2,000 each year plus $250 per series of the Trust per meeting attended in person and $100 per series of the Trust per meeting attended by telephone. All Trustees are reimbursed for any out-of-pocket expenses incurred in connection with attendance at meetings.

                               Compensation Table*

                                       Pension
                                      Retirement                      Total
                        Aggregate      Benefits      Estimated     Compensation
                       Compensation   Accrued As       Annual     from the Trust
       Name of Person,   from the    Part of Fund  Benefits Upon      Paid to
          Position        Trust        Expenses      Retirement      Trustees
          --------        -----        --------      ----------      --------
Jack E. Brinson           $9,700         None           None          $9,700
Trustee
Eddie C. Brown             None          None           None           None
Trustee
Richard K. Bryant          None          None           None           None
Trustee
Timothy L. Ellis           None          None           None           None
Trustee
Thomas W. Steed           $9,700         None           None          $9,700
Trustee
J. Buckley Strandberg     $9,700         None           None          $9,700
Trustee
Arthur E. Zaske            None          None           None           None
Trustee

*Figures are for the fiscal year ended March 31, 1997.

Principal Holders of Voting Securities. As of July 22, 1997, the Trustees and Officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) 3.013% of the then outstanding shares of the Fund. On the same date the following shareholders owned of record more than 5% of the outstanding shares of beneficial interest of the Fund. Except as provided below, no person is known by the Trust to be the beneficial owner of more than 5% of the outstanding shares of the Fund as of July 22, 1997.


     Name and Address of           Amount and Nature of
     Beneficial Owner              Beneficial Ownership*            Percent

     Ariel Parkinson                  55,189.883 shares             10.192%
     1001 Cragmont Avenue
     Berkeley, CA  94708


* The Fund believes the shares indicated are owned both of record and beneficially.

Investment Advisor. Information about Zaske, Sarafa & Associates, Inc. (the "Advisor") and its duties and compensation as Advisor is contained in the Prospectus.

Under the Advisory Agreement, the Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of such Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from its reckless disregard of its duties and obligations under the Agreement.

The Advisor will receive a monthly management fee equal to an annual rate of 1.00% of the average daily net asset value of the Fund. For the fiscal year ended March 31, 1995, the Fund paid the Advisor $122,707 of its advisory fee, while the Advisor voluntarily waived the remaining portion of its fee in the amount of $8,540. The Advisor also reimbursed a portion of the Fund's expenses in the amount of $3,000. For the fiscal year ended March 31, 1996, the Fund paid the Advisor $62,717 of its advisory fee, while the Advisor voluntarily waived the remaining portion in the amount of $39,922. For the fiscal year ended March 31, 1997, the Fund paid the Advisor an advisory fee of $53,336, while the Advisor voluntarily waived the remaining portion of its fee in the amount of $36,588. The Advisor also reimbursed a portion of the Fund's expenses in the amount of $954.

Administrator and Transfer Agent. The Trust has entered into a Fund Accounting, Dividend Disbursing & Transfer Agent and Administration Agreement with The Nottingham Company (the "Administrator"), 105 North Washington Street, Post Office Drawer 69, Rocky Mount, North Carolina 27802-0069, pursuant to which the Administrator receives a fee at the annual rate of 0.25% of the average daily net assets of the Fund on the first $10 million; 0.20% of the next $40 million; 0.175% on the next $50 million; and 0.15% of its average daily net assets in excess of $100 million. In addition, the Administrator currently receives a base monthly fee of $1,750 for accounting and recordkeeping services for the Fund. The Administrator also charges the Fund for certain costs involved with the daily valuation of investment securities and is reimbursed for out-of-pocket expenses. The Administrator charges a minimum fee of $3,000 per month for all of its fees taken in the aggregate, analyzed monthly.

For services to the Fund for the fiscal years ended March 31, 1995, 1996, and 1997, the Administrator received fees of $31,274, $25,545, and $25,178, respectively. For the fiscal years ended March 31, 1995, 1996, and 1997, the Administrator received $21,000 each year for accounting and recordkeeping services.

The Administrator will perform the following services for the Fund: (1) coordinate with the Custodian and monitor the services it provides to the Fund;
(2) coordinate with and monitor any other third parties furnishing services to the Fund; (3) provide the Fund with necessary office space, telephones and other communications facilities and personnel competent to perform administrative and clerical functions for the Fund; (4) supervise the maintenance by third parties of such books and records of the Fund as may be required by applicable federal or state law; (5) prepare or supervise the preparation by third parties of all federal, state and local tax returns and reports of the Fund required by applicable law; (6) prepare and, after approval by the Trust, file and arrange for the distribution of proxy materials and periodic reports to shareholders of the Fund as required by applicable law; (7) prepare and, after approval by the Trust, arrange for the filing of such registration statements and other documents with the Securities and Exchange Commission and other federal and state regulatory authorities as may be required by applicable law; (8) review and submit to the officers of the Trust for their approval invoices or other requests for payment of Fund expenses and instruct the Custodian to issue checks in payment thereof; and (9) take such other action with respect to the Fund as may be necessary in the opinion of the Administrator to perform its duties under the agreement. The Administrator will also provide certain accounting and pricing services for the Fund.

With the approval of the Trust, the Administrator has contracted with NC Shareholder Services, LLC (the "Transfer Agent"), a North Carolina limited liability company, to serve as transfer, dividend paying, and shareholder servicing agent for the Fund. The Transfer Agent is compensated for its services by the Administrator and not directly by the Fund. The address of the Transfer Agent is 107 North Washington Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365.

Distributor. Capital Investment Group, Inc. (the "Distributor"), Post Office Box 32249, Raleigh, North Carolina 27622, acts as an underwriter and distributor of the Fund's shares for the purpose of facilitating the registration of shares of the Fund under state securities laws and to assist in sales of Fund shares pursuant to a Distribution Agreement (the "Distribution Agreement") approved by the Board of Trustees of the Trust.

In this regard, the Distributor has agreed at its own expense to qualify as a broker-dealer under all applicable federal or state laws in those states which the Fund shall from time to time identify to the Distributor as states in which it wishes to offer its shares for sale, in order that state registrations may be maintained for the Fund.

The Distributor is a broker-dealer registered with the Securities and Exchange Commission and a member in good standing of the National Association of Securities Dealers, Inc.

The Distribution Agreement may be terminated by either party upon 60 days prior written notice to the other party.

Custodian. First Union National Bank of North Carolina (the "Custodian"), Two First Union Center, Charlotte, North Carolina 28288-1151 serves as custodian for the Fund's assets. The Custodian acts as the depository for the Fund, safekeeps its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Fund's request and maintains records in connection with its duties as Custodian. For its services as Custodian, the Custodian is entitled to receive from the Fund an annual fee based on the average net assets of the Fund held by the Custodian.

Independent Auditors. The firm of Deloitte & Touche LLP, 2500 One PPG Place, Pittsburgh, Pennsylvania 15222-5401, serves as independent auditors for the Fund, and will audit the annual financial statements of the Fund, prepare the Fund's federal and state tax returns, and consult with the Fund on matters of accounting and federal and state income taxation.

                          SPECIAL SHAREHOLDER SERVICES

The Fund offers the following shareholder services:

Regular Account. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a confirmation statement showing the current transaction and all prior transactions in the shareholder account during the calendar year-to-date, along with a summary of the status of the account as of the transaction date. As stated in the Prospectus, share certificates are not issued.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Fund will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

Systematic Withdrawal Plan. Shareholders owning shares with a value of $10,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December) in order to make the payments requested. The Fund has the capacity of electronically depositing the proceeds of the systematic withdrawal directly to the shareholder's personal bank account ($5,000 minimum per bank wire). Instructions for establishing this service are included in the Fund Shares Application, enclosed in the Prospectus, or available by calling the Fund. If the shareholder prefers to receive his systematic withdrawal proceeds in cash, or if such proceeds are less than the $5,000 minimum for a bank wire, checks will be made payable to the designated recipient and mailed within 7 days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Signature Guarantees" in the Prospectus). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Fund. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The Systematic Withdrawal Plan may be terminated at any time by the Fund upon sixty days written notice or by a shareholder upon written notice to the Fund. Applications and further details may be obtained by calling the Fund at 1-800-525-3863, or by writing to:

                            ZSA Asset Allocation Fund
                           107 North Washington Street
                              Post Office Box 4365
                     Rocky Mount, North Carolina 27803-0365

Purchases in Kind. The Fund may accept securities in lieu of cash in payment for the purchase of shares in the Fund. The acceptance of such securities is at the sole discretion of the Advisor based upon the suitability of the securities accepted for inclusion as a long-term investment of the Fund, the marketability of such securities, and other factors which the Advisor may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "How Shares are Valued" in the Prospectus.

Redemptions in Kind. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety-day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net asset value at the beginning of such period.

Transfer of Registration. To transfer shares to another owner, send a written request to the Fund at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (See the Prospectus under the heading "Signature Guarantees"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Fund.

                      ADDITIONAL INFORMATION ON PERFORMANCE

From time to time, the total return of the Fund may be quoted in advertisements, sales literature, shareholder reports or other communications to shareholders. The Fund computes the "average annual total return" of the Fund by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by determining the ending redeemable value of a hypothetical $1,000 initial payment. This calculation is as follows:

                 P(1+T)n = ERV

     Where: T  = average annual total return.

          ERV  = ending redeemable value at the end of the period covered by the
               computation  of  a  hypothetical   $1,000  payment  made  at  the
               beginning of the period.

          P = hypothetical initial payment of $1,000 from which the maximum sales load is deducted.

          n    = period covered by the computation, expressed in terms of years.

The Fund may also compute the aggregate total return of the Fund, which is calculated in a similar manner, except that the results are not annualized.

The calculation of average annual total return and aggregate total return assume that there is a reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.

The average annual total return quotations for the Fund for the fiscal year ended March 31, 1997, the three years ended March 31, 1997, and since inception (August 10, 1992 to March 31, 1997) are 11.20%, 9.19%, and 8.33%, respectively.
The cumulative total return quotation for the Fund since inception through March 31, 1997 is 45.00%. These performance quotations should not be considered as representative of the Fund's performance for any specified period in the future.

The Fund's performance may be compared in advertisements, sales literature, shareholder reports, and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Fund may compare its performance to the S&P 500 Index and the Lehman Government/Corporate Long Term Index, or a combination thereof. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters or financial periodicals. The Fund may also occasionally cite statistics to reflect its volatility and risk.

The Fund's performance fluctuates on a daily basis largely because net earnings and net asset value per share fluctuate daily. Both net earnings and net asset value per share are factors in the computation of total return as described above.

As indicated, from time to time, the Fund may advertise its performance compared to similar funds or portfolios using certain indices, reporting services, and financial publications. These may include the following:

o Lipper Analytical Services, Inc. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o Morningstar, Inc., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Investors may use such indices in addition to the Fund's Prospectus to obtain a more complete view of the Fund's performance before investing. Of course, when comparing the Fund's performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Fund may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time.

From time to time the Fund may include in advertisements and other communications information, charts, and illustrations relating to inflation and the reflects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody's). The Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

                                   APPENDIX A

                             DESCRIPTION OF RATINGS

The Fund may acquire from time to time fixed income securities rated at least A, based on the following minimum rating criteria ("Investment-Grade Debt Securities") (or if not rated, of equivalent quality as determined by the Advisor). Although fixed income securities rated BBB or Baa (as described below) are considered to be "Investment-Grade Debt Securities" by the Advisor and the industry, the Fund will limit its investments to fixed income securities rated at least A at the time of investment (or if not rated, of equivalent quality as determined by the Advisor). The various ratings used by the nationally recognized securities rating services are described below.

A rating by a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Advisor believes that the quality of fixed income securities in which the Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

Standard & Poor's Ratings Group. The following summarizes the highest four ratings used by Standard & Poor's Ratings Group ("S&P") for bonds which are deemed to be "Investment-Grade Debt Securities" by the Advisor:

       AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

       AA - Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

       A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

       BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for debt in higher rated categories.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

Bonds rated BB, B, CCC, CC and C are not considered by the Advisor to be "Investment-Grade Debt Securities" and are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds may have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating SP-1 is the highest rating assigned by S&P to municipal notes and indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

Moody's Investors Service, Inc. The following summarizes the highest four ratings used by Moody's Investors Service, Inc. ("Moody's") for bonds which are deemed to be "Investment-Grade Debt Securities" by the Advisor:

       Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

       Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

       A - Debt which is rated A possesses many favorable investment attributes and is to be considered as an upper medium grade obligation. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

       Baa - Debt which is rated Baa is considered as a medium grade obligation, i.e., it is neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such debt lacks outstanding investment characteristics and in fact has speculative characteristics as well.

Moody's applies numerical modifiers (l, 2 and 3) with respect to bonds rated Aa, A and Baa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

Bonds which are rated Ba, B, Caa, Ca or C by Moody's are not considered "Investment-Grade Debt Securities" by the Advisor. Bonds rated Ba are judged to have speculative elements because their future cannot be considered as well assured. Uncertainty of position characterizes bonds in this class, because the protection of interest and principal payments often may be very moderate and not well safeguarded.

Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the security over any long period for time may be small. Bonds which are rated Caa are of poor standing. Such securities may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

The rating Prime-1 is the highest  commercial  paper rating assigned by Moody's.
Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriated may be more affected by external conditions. Ample alternate liquidity is maintained.

The following summarizes the highest rating used by Moody's for short-term notes and variable rate demand obligations:

       MIG-l; VMIG-l - Obligations bearing these designations are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

Duff & Phelps Credit Rating Co. The following summarizes the highest four ratings used by Duff & Phelps Credit Rating Co. ("D&P") for bonds which are deemed to be "Investment-Grade Debt Securities" by the Advisor:

       AAA - Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

       AA - Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

       A - Bonds rated A have average but adequate protection factors. The risk factors are more variable and greater in periods of economic stress.

       BBB - Bonds rated BBB have below average protection factors but are still considered sufficient for prudent investment. There is considerable variability in risk during economic cycles.

Bonds rated BB, B and CCC by D&P are not considered "Investment-Grade Debt Securities" and are regarded, on balance, as predominantly speculative with respect to the issuer's ability to pay interest and make principal payments in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation.

The rating Duff l is the highest rating assigned by D&P for short-term debt, including commercial paper. D&P employs three designations, Duff l+, Duff 1 and Duff 1- within the highest rating category. Duff l+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. Duff 1- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

Fitch Investors Service, Inc. The following summarizes the highest four ratings used by Fitch Investors Service, Inc. ("Fitch") for bonds which are deemed to be "Investment-Grade Debt Securities" by the Advisor:

       AAA - Bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

       AA - Bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

       A - Bonds that are rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

       BBB - Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within a rating category.

Bonds rated BB, B and CCC by Fitch are not considered "Investment-Grade Debt Securities" and are regarded, on balance, as predominantly speculative with respect to the issuer's ability to pay interest and make principal payments in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation.

The following summarizes the three highest ratings used by Fitch for short-term notes, municipal notes, variable rate demand instruments and commercial paper:

       F-1+ - Instruments assigned this rating are regarded as having the strongest degree of assurance for timely payment.

       F-1 - Instruments assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+

       F-2 - Instruments assigned this rating have satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

Dear Shareholder:

Again, the ZSA Asset Allocation Fund had a successful year. The return was excellent considering the risk taken. As you know, this is a conservative fund. Certainly, being 100% in the U.S. stock market would have been better considering the returns on the Dow Jones 30 Industrials or the S&P 500. However, the returns on these indexes are not a good description of the broader market because so much of the return is concentrated in a few stocks. The top 25 stocks in the S&P 500 accounted for 11.3% of the return in the year ended March 31, 1997 and the other 475 stocks accounted for only 8.5%. Also, the average general stock fund only returned 10.82%. The 11.20% return from a diversified asset allocation fund looks pretty good.

The following is the approximate individual asset class performance for the ZSA Asset Allocation Fund versus some common benchmarks:

U.S. Equities   ZSA AA   19.12%          S&P 500                 19.83%
Fixed Income    ZSA AA    3.67%          Lehman Corp/Gov          4.46%
REITs           ZSA AA   37.00%          NAREIT                  33.20%
International   ZSA AA   12.57%          Dow World (ex-U.S.)    - 1.20%

As you can see, we had some strong performance numbers in each class, though our fixed income numbers were weaker than Lehman's Index. Unfortunately, we have had a lower than average weighting in the U.S. stock market. Valuations overseas are fundamentally stronger than domestic valuations. The nature of our approach is to emphasize the assets that have lagged and de-emphasize the assets that have soared. Our goal is to participate when times are good, but leave the last dollar, and avoid as much of the downside as possible.

We have lost some assets in the past year due to redemptions. From our survey of those who left the Fund, we have learned that most left in favor of more aggressive stock funds. We do not plan to change our discipline or investment policy to accommodate less risk averse investors. We believe that all asset classes ultimately revert to their average performance trend.

It has been said that the average American believes he/she isn't. This tendency to think that we are somehow exempt from the same rules that govern everyone else seems somehow rooted in the American psyche. It is not limited to how we view ourselves, it is hardwired into how we view just about everything. It has manifested itself into the U.S. equity markets... we all know they will fall some day, but many of us can't help wishing that somehow we have embarked on a permanent growth trend. This is a dangerous departure from historic norms to which we at ZSA do not subscribe.

For more information, please call us.

Respectfully,

Arthur E. Zaske
Chief Investment Officer

                           ZSA ASSET ALLOCATION FUND
                    Performance Update - $10,000 Investment
        For the period from August 10, 1992 (commencement of operations)
                               to March 31, 1997



                               ZSA Asset
                               Allocation          S&P 500

              10-Aug-92        10,000.00           10,000.00
              30-Sep-92        10,007.00           10,246.00
              31-Dec-92        10,286.00           10,508.00
              31-Mar-93        10,793.00           10,982.00
              30-Jun-93        11,449.00           11,174.00
              30-Sep-93        11,955.00           11,503.00
              31-Dec-93        12,009.00           11,620.00
              31-Mar-94        11,139.00           11,217.00
              30-Jun-94        10,551.00           11,172.00
              30-Sep-94        10,804.00           11,473.00
              31-Dec-94        10,475.00           11,493.00
              31-Mar-95        11,070.00           12,339.00
              30-Jun-95        11,816.00           13,327.00
              30-Sep-95        12,300.00           13,983.00
              31-Dec-95        12,821.00           14,731.00
              31-Mar-96        13,040.00           14,947.00
              30-Jun-96        13,324.00           15,317.00
              30-Sep-96        13,706.00           15,345.00
              31-Dec-96        14,593.00           16,592.00
              31-Mar-97        14,500.00           16,750.00

This graph depicts the performance of the ZSA Asset Allocation Fund versus a combined index of 50% S&P 500 and 50% Lehman Government/Corporate Long Term Index. It is important to note the ZSA Asset Allocation Fund is a professionally managed mutual fund while the indexes are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

Average Annual Total Return

------------------------------------------------------

Since Inception        One Year        Three Years

------------------------------------------------------

      8.33%             11.20%            9.19%

------------------------------------------------------




The graph assumes an initial $10,000 investment at August 10, 1992. All dividends and distributions are reinvested.

At March 31, 1997, the Fund would have grown to $14,500 - total investment return of 45.00% since August 10, 1992.

At March 31, 1997, a similar investment in a combined index of 50% S&P 500 and 50% Lehman Government/Corporate Long Term would have grown to $16,750 - total investment return of 67.50% since August 10, 1992.

Past performance is not a guarantee of future performance. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than the original cost. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.

                                 ZSA ASSET ALLOCATION FUND

                                 PORTFOLIO OF INVESTMENTS

                                      March 31, 1997


------------------------------------------------------------------------------------------
                                                                                  Value
                                                                Shares           (note 1)
------------------------------------------------------------------------------------------
COMMON STOCKS - 52.53%

   Auto & Trucks - 0.61%
      Ford Motor Company                                          1,600          $50,200
                                                                  -----          -------

   Beverages - 1.03%
      The Coca-Cola Company                                       1,500           83,812
                                                                  -----           ------

   Chemicals - 0.80%
      Monsanto Company                                            1,700           65,025
                                                                  -----           ------

   Computers - 1.22%
   (a)Adaptec, Inc.                                               2,800          100,100
                                                                  -----          -------

   Computer Software & Services - 1.91%
      Adobe Systems, Inc.                                         1,600           64,200
   (a)Microsoft Corporation                                       1,000           91,687
                                                                  -----           ------
                                                                                 155,887
   Cosmetics & Personal Care - 0.89%
      Gillette Company                                            1,000           72,750
                                                                  -----           ------

   Electrical Equipment - 0.65%
      Linear Technology Corporation                               1,200           53,100
                                                                  -----           ------

   Electronics - 0.85%
      General Electric Company                                      700           69,475
                                                                    ---           ------

   Engineering & Construction - 0.77%
      Fluor Corporation                                           1,200           63,000
                                                                  -----           ------

   Entertainment - 0.63%
       The Walt Disney Company                                      700           51,100
                                                                    ---           ------

   Financial - Banks, Commercial - 0.60%
      First Chicago NBD Corporation                                 900           48,712
                                                                    ---           ------

   Financial - Banks, Money Center - 0.82%
      Chase Manhattan Corporation                                   718           67,223
                                                                    ---           ------

   Financial Services - 0.74%
      Green Tree Financial Corporation                            1,800           60,750
                                                                  -----           ------

   Food - Processing - 0.42%
      Philip Morris Companies Inc.                                  300           34,237
                                                                    ---           ------



                                                                             (Continued)

                                 ZSA ASSET ALLOCATION FUND

                                  PORTFOLIO OF INVESTMENTS

                                       March 31, 1997


-----------------------------------------------------------------------------------------
                                                                               Value
                                                              Shares          (note 1)
-----------------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

   Foreign Securities - 16.92%
      ABB AB - ADR                                                  400          $43,300
      Banco Bilbao Vizcaya, S. A. - ADR                             700           41,913
      Bass PLC - ADR                                              1,850           48,563
      Broken Hill Proprietary Company Limited - ADR               1,400           37,100
      Canon, Inc. - ADR                                             400           42,600
      Commerzbank AG - ADR                                        1,500           42,750
   (a)Elan Corporation plc - ADR                                  1,300           44,362
      Elsevier NV - ADR                                           1,550           48,825
      Empresa Nacional De Electricidad, S. A. (Endesa) - AD         700           45,413
      Fletcher Challenge Building - ADR                             362           10,362
      Fletcher Challenge Energy - ADR                               362            9,593
      Fletcher Challenge Forests - ADR                              191            2,388
      Fletcher Challenge Paper - ADR                                725           14,409
      Hitachi Ltd. - ADR                                            350           30,756
      Honda Motor Company, Ltd. - ADR                               700           40,950
      HSBC Holdings plc - ADR                                       200           46,000
      Ito-Yokado Co., Ltd. - ADR                                    200           35,650
      Koninklijke Ahold NV - ADR                                    750           51,468
      Luxottica Group S. p. A. - ADR                                500           26,563
      LVMH (Moet Hennessy Louis Vuitton) - ADR                    1,000           47,750
      Matsushita Electric Industrial Company, Ltd. - ADR            500           78,125
      Norsk Hydro ASA - ADR                                         850           41,544
   (a)Novartis - ADR                                                746           46,159
      Rank Group Plc - ADR                                        2,700           38,475
      Rhone-Poulenc - ADR                                         1,450           48,213
      Roche Holding AG - ADR                                        550           46,888
      Royal Dutch Petroleum Company                                 700          122,500
      Siemens AG - ADR                                              700           37,275
      Telefonaktiebolaget LM Ericsson - ADR                       1,850           62,552
      Telefonica de Espana - ADR                                    500           35,875
      Tokio Marine & Fire Insurance Company - ADR                   600           30,450
      Toyota Motor Corporation - ADR                                900           45,450
      WMC Limited - ADR                                           1,550           38,750
                                                                  -----           ------
                                                                               1,382,971
                                                                               ---------
   Household Products & Housewares - 0.99%
      The Procter & Gamble Company                                  700           80,500
                                                                    ---           ------

   Insurance - Multiline - 0.86%
      American International Group, Inc.                            600           70,425
                                                                    ---           ------

   Machine - Construction & Mining - 0.79%
      Caterpillar Inc.                                              800           64,200
                                                                    ---           ------


                                                                             (Continued)


                                 ZSA ASSET ALLOCATION FUND

                                  PORTFOLIO OF INVESTMENTS

                                       March 31, 1997


-----------------------------------------------------------------------------------------
                                                                               Value
                                                              Shares          (note 1)
-----------------------------------------------------------------------------------------
COMMON STOCKS - (Continued)

   Manufactured Housing - 0.60%
      Clayton Homes, Inc.                                         3,827          $48,794
                                                                  -----          -------

   Medical - Biotechnology - 0.76%
      Medtronic, Inc.                                             1,000           62,250
                                                                  -----           ------

   Medical - Hospital Management & Service - 0.49%
      Columbia/HCA Healthcare Corporation                         1,200           40,350
                                                                  -----           ------

   Metals - Diversified - 0.81%
      Phelps Dodge Corporation                                      900           65,813
                                                                    ---           ------

   Oil & Gas - Domestic - 1.02%
      Enron Corporation                                           2,200           83,600
                                                                  -----           ------

   Oil & Gas - International - 1.36%
      Chevron Corporation                                         1,600          111,400
                                                                  -----          -------

   Pharmaceuticals - 1.20%
      Abbott Laboratories                                           850           47,706
      Mylan Laboratories                                          3,400           50,150
                                                                  -----           ------
                                                                                  97,856

   Real Estate Investment Trust - 8.72%
      Avalon Properties, Inc.                                       425           11,688
      BRE Properties, Inc.                                          900           22,275
      Beacon Properties Corporation                               1,050           34,780
      Burnham Pacific Properties, Inc.                            2,400           30,600
      Camden Property Trust                                         400           10,900
      CarrAmerica Realty Corporation                              1,250           38,438
      Chateau Properties, Inc.                                    1,922           50,693
      Cousins Properties, Inc.                                    1,300           35,425
      Developers Diversified Realty Corporation                     650           24,456
      Duke Realty Investments, Inc.                               1,200           48,750
      Eastgroup Properties                                        1,300           35,913
      Equity Residential Properties Trust                           300           13,313
      Federal Realty Investment Trust                               400           10,300
      General Growth Properties                                     350           11,112
      Highwoods Properties, Inc.                                  1,000           33,500
      IRT Property Company                                        1,000           11,000
      Kimco Realty Corporation                                    1,050           34,125
      Liberty Property Trust                                      1,400           34,300
      Merry Land & Investment Company, Inc.                         500           10,250



                                                                             (Continued)


                                 ZSA ASSET ALLOCATION FUND

                                  PORTFOLIO OF INVESTMENTS

                                       March 31, 1997


-----------------------------------------------------------------------------------------
                                                                               Value
                                                              Shares          (note 1)
----------------------------------------------------------------------------------------
COMMON STOCKS - (Continued)

   Real Estate Investment Trust - (Continued)
      New Plan Realty Trust                                         500          $11,313
      Oasis Residential, Inc.                                       500           11,250
      Post Properties, Inc.                                         275           10,484
      Security Capital Pacific Trust                                500           12,188
      Simon DeBartolo Group, Inc.                                   800           24,200
      Spieker Properties, Inc.                                    1,000           39,000
      Taubman Centers, Inc.                                       1,650           21,450
      United Dominion Realty Trust, Inc.                          1,500           22,125
      Washington Real Estate Investment Trust                       650           11,619
      Weingarten Realty Investors                                   275           11,652
      Wellsford Residential Property Trust                          850           24,650
      Western Investment Real Estate Trust                          900           11,250
                                                                    ---           ------
                                                                                 712,999
   Retail - Grocery - 0.62%
      Albertson's, Inc.                                           1,500           51,000
                                                                  -----           ------

   Retail - Specialty Line - 0.83%
   (a)Borders Group, Inc.                                         3,600           67,950
                                                                  -----           ------

   Telecommunications - 0.26%
      Lucent Technologies, Inc.                                     410           21,628
                                                                    ---           ------

   Toys - 0.88%
      Mattel, Inc.                                                3,000           72,000
                                                                  -----           ------

   Transportation - Miscellaneous - 0.85%
      CSX Corporation                                             1,500           69,750
                                                                  -----           ------

   Utilities - Electric - 1.29%
      Edison International                                        4,700          105,163
                                                                  -----          -------

   Utilities - Telecommunications - 1.34%
      AT&T Corporation                                            1,000           34,750
      GTE Corporation                                             1,600           74,600
                                                                  -----           ------
                                                                                 109,350

Total Common Stocks (Cost $3,225,391)                                          4,293,370
                                                                               ---------







                                                                             (Continued)


                                 ZSA ASSET ALLOCATION FUND

                                  PORTFOLIO OF INVESTMENTS

                                       March 31, 1997

-----------------------------------------------------------------------------------------
                                                  Interest   Maturity          Value
                                        Principal  Rate        Date           (note 1)
-----------------------------------------------------------------------------------------
U. S. GOVERNMENT OBLIGATIONS - 25.69%

      United States Treasury Note    $1,250,000     5.75%      08/15/03       $1,181,055
      United States Treasury Note       900,000     7.25%      05/15/04          918,282
                                                                               ---------
Total U. S. Government Obligations (Cost $2,123,094)                           2,099,337


Total Value of Investments (Cost $5,348,485 (b))                  78.22%      $6,392,707
Other Assets Less Liabilities                                     21.78%       1,779,774
                                                                  -----        ---------
   Net Assets                                                    100.00%      $8,172,481
                                                                 ======       ==========




(a)  Non-income producing investment.

(b)  Aggregate cost for financial  reporting  and federal  income tax purposes is the same.
     Unrealized  appreciation  (depreciation) of investments for financial  reporting and federal income tax purposes is as follows:


      Unrealized appreciation                                                 $1,150,288
      Unrealized depreciation                                                   (106,066)
                                                                                --------

                                        Net unrealized appreciation           $1,044,222
                                                                              ==========


   The following acronyms are used throughout this portfolio:
      ADR - American Depositary Receipt
      PLC - Public Liability Company

See accompanying notes to financial statements

                           ZSA ASSET ALLOCATION FUND

                      STATEMENT OF ASSETS AND LIABILITIES

                                 March 31, 1997


ASSETS
   Investments, at value (cost $5,348,485)                      $6,392,707
   Cash                                                          1,719,585
   Income receivable                                                52,459
   Receivable for fund shares sold                                   2,500
   Prepaid expenses                                                  1,049
   Deferred organization expenses, net (note 4)                      7,555
   Due from advisor (note 2)                                           954
   Other asset                                                       2,380
                                                                ----------
      Total assets                                               8,179,189
                                                                ----------
LIABILITIES
   Accrued expenses                                                  6,708
                                                                ----------
NET ASSETS
   (applicable to 607,475 shares outstanding; unlimited
   shares of no par value beneficial interest authorized)       $8,172,481
                                                                ==========
NET ASSET VALUE, REDEMPTION AND OFFERING PRICE PER SHARE
   ($8,172,481 / 607,475 shares)                                    $13.45
                                                                ==========
NET ASSETS CONSIST OF
   Paid-in capital                                              $6,989,714
   Undistributed net realized gain on investments                  138,545
   Net unrealized appreciation on investments                    1,044,222
                                                                ----------
                                                                $8,172,481
                                                                ==========
























See accompanying notes to financial statements

                           ZSA ASSET ALLOCATION FUND

                            STATEMENT OF OPERATIONS

                           Year ended March 31, 1997


INVESTMENT INCOME

   Income
      Interest                                                       $222,299
      Dividends                                                       149,477
                                                                 ------------
         Total income                                                 371,776
                                                                 ------------
   Expenses
      Investment advisory fees (note 2)                                89,924
      Fund administration fees (note 2)                                22,481
      Distribution and service fees (note 3)                           22,481
      Custody fees                                                      6,802
      Registration and filing administration fees (note 2)              2,697
      Fund accounting fees (note 2)                                    21,000
      Audit fees                                                        9,592
      Legal fees                                                        3,771
      Securities pricing fees                                           6,958
      Shareholder recordkeeping fees                                    1,257
      Shareholder servicing expenses                                    3,762
      Registration and filing expenses                                  3,921
      Printing expenses                                                 1,228
      Amortization of deferred organization expenses (note 4)           4,752
      Trustee fees and meeting expenses                                 7,294
      Other operating expenses                                          4,918
                                                                 ------------
         Total expenses                                               212,838
                                                                 ------------
         Less:
            Expense reimbursements (note 2)                              (954)
            Investment advisory fees waived (note 2)                  (36,588)
                                                                 ------------
         Net expenses                                                 175,296
                                                                 ------------
            Net investment income                                     196,480
                                                                 ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS

   Net realized gain from investment transactions                     770,278
   Increase in unrealized appreciation on investments                   3,607
                                                                 ------------
      Net realized and unrealized gain on investments                 773,885
                                                                 ------------
         Net increase in net assets resulting from operations        $970,365
                                                                 ============







See accompanying notes to financial statements

                                        ZSA ASSET ALLOCATION FUND

                                   STATEMENTS OF CHANGES IN NET ASSETS


--------------------------------------------------------------------------------------------------------

                                                                             Year ended     Year ended
                                                                              March 31,       March 31,
                                                                                1997           1996
--------------------------------------------------------------------------------------------------------

DECREASE IN NET ASSETS

  Operations
     Net investment income                                                      $196,480       $250,468
     Net realized gain from investment transactions                              770,278        986,366
     Increase in unrealized appreciation on investments                            3,607        460,669
                                                                                --------      ---------

        Net increase in net assets resulting from operations                     970,365      1,697,503
                                                                                 -------      ---------

  Distributions to shareholders from
     Net investment income                                                      (198,165)      (251,227)
     Net realized gain from investment transactions                                 (200)             0
                                                                                --------      ----------
        Decrease in net assets resulting from distributions                     (198,365)      (251,227)
                                                                                --------      ----------

  Capital share transactions
     Decrease in net assets resulting from capital share transactions (a)     (2,225,412)    (2,385,161)
                                                                              ----------     ----------

           Total decrease in net assets                                       (1,453,412)      (938,885)

NET ASSETS

  Beginning of year                                                            9,625,893     10,564,778
                                                                               ---------     ----------

  End of year (including undistributed net investment income of $0            $8,172,481     $9,625,893
              in 1997 and $1,685 in 1996)                                     ==========     ==========



(a) A summary of capital share activity follows:
                                            ------------------------------------------------------------
                                                     Year ended                       Year ended
                                                   March 31, 1997                   March 31, 1996
                                            ------------------------------------------------------------

                                                  Shares           Value          Shares          Value
                                              ----------       ---------         -------       --------
Shares sold                                      138,546      $1,838,748          79,653       $936,518
Shares issued for reinvestment
  of distributions                                14,919         194,507          20,475        245,030
                                                  ------         -------          ------        -------
                                                 153,465       2,033,255         100,128      1,181,548

Shares redeemed                                 (323,926)     (4,258,667)       (303,697)    (3,566,709)
                                                --------      ----------        --------     ----------

  Net decrease                                  (170,461)$    (2,225,412)       (203,569)   $(2,385,161)
                                                ========     ============       ========    ===========






See accompanying notes to financial statements

                                                  ZSA ASSET ALLOCATION FUND

                                                     FINANCIAL HIGHLIGHTS

                                       (For a Share Outstanding Throughout the Period)

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                               For the
                                                                                                             period from
                                                                                                            August 10, 1992
                                                                                                            (commencement
                                                      Year ended    Year ended    Year ended   Year ended   of operations)
                                                      March 31,     March 31,     March 31,     March 31,     March 31,
                                                          1997          1996          1995         1994          1993
-----------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period                      $12.37        $10.76        $10.92       $10.77         $10.00

   Income (loss) from investment operations
      Net investment income (loss)                          0.29          0.30          0.15        (0.01)          0.04
      Net realized and unrealized gain (loss) on
         investments                                        1.08          1.61         (0.17)        0.31           0.77
                                                            ----          ----         -----         ----           ----

         Total from investment operations                   1.37          1.91         (0.02)        0.30           0.81
                                                            ----          ----         -----         ----           ----

   Distributions to shareholders from
      Net investment income                                (0.29)        (0.30)        (0.14)       (0.01)         (0.04)
      Net realized gain from investment transactions           0             0             0        (0.14)             0
                                                            ----          ----          ----        -----           ----

         Total distributions                               (0.29)        (0.30)        (0.14)       (0.15)         (0.04)
                                                           -----         -----         -----        -----          -----

Net asset value, end of period                            $13.45        $12.37        $10.76       $10.92         $10.77
                                                          ======        ======        ======       ======         ======

Total return                                               11.20%        17.80%        (0.62)%       2.67%          7.93%
                                                           =====         =====         =====         ====           ====

Ratios/supplemental data
   Net assets, end of period                          $8,172,481    $9,625,893   $10,564,778   $13,554,753     $2,033,819
                                                      ==========    ==========   ===========   ===========     ==========

   Ratio of expenses to average net assets
      Before expense reimbursements and waived fees         2.37%         2.30%         2.03%        2.75%          4.11%
      After expense reimbursements and waived fees          1.95%         1.91%         1.95%        1.92%          1.72%

   Ratio of net investment income (loss) to average net assets
      Before expense reimbursements and waived fees         1.77%         2.06%         1.18%        (0.88)%       (1.66)%(a)
      After expense reimbursements and waived fees          2.18%         2.45%         1.27%        (0.05)%        0.73 %(a)

   Portfolio turnover rate                                  9.57%        67.89%       130.53%        53.66%        22.26%

   Average broker commissions per share (b)                $0.10

(a)  Annualized.

(b) Represents total commission paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged. This disclosure is required for fiscal years beginning on or after September 1, 1995.

See accompanying notes to financial statements

                            ZSA ASSET ALLOCATION FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1997


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER INFORMATION

The ZSA Asset Allocation Fund (the "Fund") is a diversified series of shares of beneficial interest of The Nottingham Investment Trust II (the "Trust"). The Trust, an open-ended investment company, was organized on October 18, 1990 as a Massachusetts Business Trust and is registered under the Investment Company Act of 1940, as amended. The Fund began operations on August 10, 1992. The following is a summary of significant accounting policies followed by the Fund.

A. Security Valuation - The Fund's investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m., New York time on the day of valuation. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities for which market quotations are not readily available, if any, are valued by using an independent pricing service or by following procedures approved by the Board of Trustees. Short-term investments are valued at cost which approximates value.

B. Federal Income Taxes - No provision has been made for federal income taxes since it is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income to relieve it from all federal income taxes.

     Net investment income (loss) and net realized gains (losses) may differ for financial statement and income tax purposes primarily because of losses incurred subsequent to October 31, which are deferred for income tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

C. Investment Transactions - Investment transactions are recorded on the trade date. Realized gains and losses are determined using the specific identification cost method. Interest income is recorded daily on the accrual basis. Dividend income is recorded on the ex-dividend date.

D. Distributions to Shareholders - The Fund generally declares dividends quarterly, payable in March, June, September and December, on a date selected by the Trust's Trustees. In addition, distributions may be made annually in December out of net realized gains through October 31 of that year. Distributions to shareholders are recorded on the ex-dividend date. The Fund may make a supplemental distribution subsequent to the end of its fiscal year ending March 31.

E. Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.







                                                                     (Continued)

                            ZSA ASSET ALLOCATION FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1997


F. Repurchase Agreement - The Fund may acquire U. S. Government Securities or corporate debt securities subject to repurchase agreements. A repurchase agreement transaction occurs when the Fund acquires a security and simultaneously resells it to the vendor (normally a member bank of the Federal Reserve or a registered Government Securities dealer) for delivery on an agreed upon future date. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate earned by the Fund effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale typically will occur within one to five days of the purchase. The Fund will not enter into repurchase agreement which will cause more than 10% of its net assets to be invested in repurchase agreements which extend beyond seven days. In the event of the bankruptcy of the other party to a repurchase agreement, the Fund could experience delays in recovering its cash or the securities lent. To the extent that in the interim the value of the securities purchased may have declined, the Fund could experience a loss. In all cases, the creditworthiness of the other party to a transaction is reviewed and found satisfactory by the Advisor. Repurchase agreements are, in effect, loans of Fund assets. The Fund will not engage in reverse repurchase transactions, which are considered to be borrowings under the Investment Company Act of 1940, as amended.


NOTE 2 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Pursuant to an investment advisory agreement, Zaske, Sarafa & Associates, Inc. (the "Advisor") provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. As compensation for its services, the Advisor receives a fee at the annual rate of 1.00% of the Fund's average daily net assets.

Currently, the Fund does not offer its shares for sale in states which require limitations to be placed on its expenses. The Advisor currently intends to voluntarily waive all or a portion of its fee and reimburse expenses of the Fund to limit total Fund operating expenses to 1.95% of the average daily net assets of the Fund. There can be no assurance that the foregoing voluntary fee waivers or reimbursements will continue. The Advisor has voluntarily waived a portion of its fee amounting to $36,588 ($0.05 per share) and has reimbursed expenses amounting to $954 for the year ended March 31, 1997.

The Fund's administrator, The Nottingham Company (the "Administrator"), provides administrative services to and is generally responsible for the overall management and day-to-day operations of the Fund pursuant to an accounting and administrative agreement with the Trust. As compensation for its services, the Administrator receives a fee at the annual rate of 0.25% of the Fund's first $10 million of average daily net assets, 0.20% of the next $40 million of average daily net assets, 0.175% of the next $50 million of average daily net assets, and 0.15% of average daily net assets over $100 million. The Administrator also receives a monthly fee of $1,750 for accounting and recordkeeping services. Additionally, the Administrator charges the Fund for servicing of shareholder accounts and registration of the Fund's shares. The contract with the Administrator provides that the aggregate feesfor the aforementioned administration, accounting and recordkeeping services shall not be less than $3,000 per month. The Administrator also charges the Fund for certain expenses involved with the daily valuation of portfolio securities.

Certain Trustees and officers of the Trust are also officers of the Advisor, the distributor or the Administrator.


                                                                     (Continued)

                            ZSA ASSET ALLOCATION FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1997


NOTE 3 - DISTRIBUTION AND SERVICE FEES

The Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trust as defined in the Investment Company Act of 1940 (the "Act"), as amended, adopted a distribution plan pursuant to Rule 12b-1 of the Act (the "Plan"). The Act regulates the manner in which a regulated investment company may assume expenses of distributing and promoting the sales of its shares and servicing of its shareholder accounts.

The Plan provides that the Fund may incur certain expenses, which may not exceed 0.25% per annum of the Fund's average daily net assets for each year elapsed subsequent to adoption of the Plan, for payment to the distributor and others for items such as advertising expenses, selling expenses, commissions, travel or other expenses reasonably intended to result in sales of shares of the Fund or support servicing of shareholder accounts. The Fund incurred $22,481 of such expenses under the Plan for the year ended March 31, 1997.


NOTE 4 - DEFERRED ORGANIZATION EXPENSES

Expenses totalling $23,750 incurred in connection with its organization and the registration of its shares have been assumed by the Fund.

The organization expenses are being amortized over a period of sixty months. Investors purchasing shares of the Fund bear such expenses only as they are amortized against the Fund's investment income.


NOTE 5 - PURCHASES AND SALES OF INVESTMENTS

Purchases  and  sales  of  investments,   other  than  short-term   investments,
aggregated $701,309 and $2,992,814, respectively, for the year ended March 31, 1997.

INDEPENDENT AUDITORS' REPORT


To the Board of Trustees and Shareholders of The Nottingham Investment Trust II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the ZSA Asset Allocation Fund (a portfolio of The Nottingham Investment Trust II) as of March 31, 1997, and the related statements of operations and changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended March 31, 1996 and the financial highlights for the four years in the period ended March 31, 1996 were audited by other auditors, whose reports thereon dated May 14, 1996, expressed an unqualified opinion.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of March 31, 1997 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 1997 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the ZSA Asset Allocation Fund as of March 31, 1997, the results of its operations, the changes in its net assets and its financial highlights for the year then ended in conformity with generally accepted accounting principles.




/S/ DELOITTE & TOUCHE LLP

Pittsburgh, Pennsylvania
April 25, 1997

                       STATEMENT OF ADDITIONAL INFORMATION

                       THE BROWN CAPITAL MANAGEMENT FUNDS

                                  July 31, 1997

                                   A Series of
                       THE NOTTINGHAM INVESTMENT TRUST II
                107 North Washington Street, Post Office Box 4365
                     Rocky Mount, North Carolina 27803-0365
                            Telephone 1-800-525-3863



                                Table of Contents

INVESTMENT OBJECTIVE AND POLICIES.........................................  2
INVESTMENT LIMITATIONS....................................................  4
NET ASSET VALUE...........................................................  5
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION............................  6
DESCRIPTION OF THE TRUST..................................................  7
ADDITIONAL INFORMATION CONCERNING TAXES...................................  8
MANAGEMENT OF THE FUNDS...................................................  9
SPECIAL SHAREHOLDER SERVICES.............................................. 16
ADDITIONAL INFORMATION ON PERFORMANCE..................................... 17
APPENDIX A - DESCRIPTION OF RATINGS....................................... 19
ANNUAL REPORT OF THE FUNDS FOR THE YEAR ENDED MARCH 31, 1997........ ATTACHED

This Statement of Additional Information (the "Additional Statement") is meant to be read in conjunction with the Prospectus, dated the same date as this Additional Statement, for The Brown Capital Management Equity Fund, The Brown Capital Management Balanced Fund, and The Brown Capital Management Small Company Fund (collectively the "Funds") relating to the Funds' Institutional Shares and Investor Shares, as each Prospectus may be amended or supplemented from time to time, and is incorporated by reference in its entirety into each Prospectus. Because this Additional Statement is not itself a prospectus, no investment in shares of the Funds should be made solely upon the information contained herein. Copies of the Funds' Prospectus may be obtained at no charge by writing or calling the Funds at the address and phone number shown above. This Additional Statement is not a prospectus but is incorporated by reference in each Prospectus in its entirety. Capitalized terms used but not defined herein have the same meanings as in the Prospectus.

                        INVESTMENT OBJECTIVE AND POLICIES

The following policies supplement each Fund's investment objective and policies as set forth in the Prospectus for each Class of Shares of the Fund. The Funds, organized in 1992, have no prior operating history.

Additional  Information  on  Fund  Instruments.   Attached  to  this  Additional
Statement is Appendix A, which contains descriptions of the rating symbols used by Rating Agencies for securities in which the Funds may invest.

Investment Transactions. Subject to the general supervision of the Trust's Board of Trustees, the Advisor is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Funds.

The annualized portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover of each Fund may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements that enable the Fund to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making Fund decisions, and each Fund may engage in short-term trading to achieve its investment objectives.

Purchases of money market instruments by the Funds are made from dealers, underwriters and issuers. The Funds currently do not expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a "net" basis by a dealer acting as principal for its own account without a stated commission. The price of the security, however, usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions in the over-the-counter market are generally on a net basis (i.e., without commission) through dealers, which may include a dealer mark-up, or otherwise involve transactions directly with the issuer of an instrument.

Normally, most of the Funds' fixed income portfolio transactions will be principal transactions executed in over-the-counter markets and will be executed on a "net" basis, which may include a dealer mark-up. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.

The Funds may participate, if and when practicable, in bidding for the purchase of Fund securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. A Fund will engage in this practice, however, only when the Advisor, in its sole discretion, believes such practice to be otherwise in the Fund's interest.

In executing Fund transactions and selecting brokers or dealers, the Advisor will seek to obtain the best overall terms available for each Fund. In assessing the best overall terms available for any transaction, the Advisor shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The sale of Fund shares may be considered when determining the firms that are to execute brokerage transactions for the Funds. In addition, the Advisor is authorized to cause the Funds to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Advisor determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Advisor to the Funds. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy.

Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Advisor and does not reduce the advisory fees payable by the Funds. The Trustees will periodically review any commissions paid by the Funds to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Funds. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised by the Advisor. Conversely, the Funds may be the primary beneficiary of the research or services received as a result of securities transactions effected for such other account or investment company.

The Advisor may also utilize a brokerage firm affiliated with the Trust or the Advisor if it believes it can obtain the best execution of transactions from such broker. The Funds will not execute portfolio transactions through, acquire securities issued by, make savings deposits in or enter into repurchase agreements with the Advisor or an affiliated person of the Advisor (as such term is defined in the 1940 Act) acting as principal, except to the extent permitted by the Securities and Exchange Commission ("SEC"). In addition, the Funds will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Advisor, or an affiliated person of the Advisor, is a member, except to the extent permitted by the SEC. Under certain circumstances, the Funds may be at a disadvantage because of these limitations in comparison with other investment companies that have similar investment objectives but are not subject to such limitations.

Investment decisions for the Funds will be made independently from those for any other Fund and any other series of the Trust, if any, and for any other investment companies and accounts advised or managed by the Advisor. Such other investment companies and accounts may also invest in the same securities as a Fund. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for another Fund or other investment companies or accounts in executing transactions. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which the Advisor believes to be equitable to the Funds and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by a Fund.

For the fiscal years ended March 31, 1995, 1996, and 1997, the Equity Fund paid brokerage commissions of $694, $1,901, and $4,382, respectively, the Balanced Fund paid brokerage commissions of $694, $2,013, and $3,719, respectively, and the Small Company Fund paid brokerage commissions of $756, $30, and $1,873, respectively.

Repurchase Agreements. Each Fund may acquire U.S. Government Securities or corporate debt securities subject to repurchase agreements. A repurchase transaction occurs when, at the time the Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale will occur within one to five days of the purchase.

Repurchase agreements are considered "loans" under the Investment Company Act of 1940, as amended (the "1940 Act"), collateralized by the underlying security. The Trust will implement procedures to monitor on a continuous basis the value of the collateral serving as security for repurchase obligations. Additionally, the Advisor to the Funds will consider the creditworthiness of the vendor. If the vendor fails to pay the agreed upon resale price on the delivery date, the Fund will retain or attempt to dispose of the collateral. A Fund's risk is that such default may include any decline in value of the collateral to an amount which is less than 100% of the repurchase price, any costs of disposing of such collateral, and any loss resulting from any delay in foreclosing on the collateral. The Funds will not enter into any repurchase agreement which will cause more than 10% of their net assets to be invested in repurchase agreements which extend beyond seven days and other illiquid securities.

Description of Money Market Instruments. Money market instruments may include U.S. Government Securities or corporate debt securities (including those subject to repurchase agreements), provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Funds. Money market instruments also may include Banker's Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). Banker's Acceptances are time drafts drawn on and "accepted" by a bank. When a bank "accepts" such a time draft, it assumes liability for its payment. When a Fund acquires a Banker's Acceptance the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Banker's Acceptance carries the full faith and credit of such bank. A Certificate of Deposit ("CD") is an unsecured interest-bearing debt obligation of a bank. Commercial Paper is an unsecured, short term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Funds will invest in Commercial Paper only if it is rated one of the top two rating categories by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P"), Fitch Investors Service, Inc. ("Fitch") or Duff & Phelps ("D&P") or, if not rated, of equivalent quality in the Advisor's opinion. Commercial Paper may include Master Notes of the same quality. Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Funds only through the Master Note program of the Funds' custodian bank, acting as administrator thereof. The Advisor will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Funds.

Illiquid Investments. Each Fund may invest up to 10% of its net assets in illiquid securities, which are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, the Advisor determines the liquidity of a Fund's investments and, through reports from the Advisor, the Board monitors investments in illiquid instruments. In determining the liquidity of a Fund's investments, the Advisor may consider various factors including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features) and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). Investments currently considered by the Funds to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days. If through a change in values, net assets or other circumstances, a Fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity. The Funds may not purchase restricted securities, which are securities that cannot be sold to the public without registration under the federal securities laws.

                             INVESTMENT LIMITATIONS

Each Fund has adopted the following fundamental investment limitations, which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund. A "majority" for this purpose, means, with respect to a Fund, the lesser of (i) 67% of the Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of its outstanding shares. Unless otherwise indicated, percentage limitations apply at the time of purchase.

As a matter of fundamental policy, each Fund may not:

(1) Invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one issuer (except that securities of the U.S. Government, its agencies and instrumentalities are not subject to these limitations);

(2) Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. Government, its agencies and instrumentalities are not subject to these limitations);

(3) Invest in the securities of any issuer if any of the officers or trustees of the Trust or its Investment Advisor who own beneficially more than 1/2 of 1% of the outstanding securities of such issuer or together own more than 5% of the outstanding securities of such issuer;

(4) Invest for the purpose of exercising control or management of another issuer;

(5) Invest in interests in real estate, real estate mortgage loans, real estate limited partnerships, oil, gas or other mineral exploration or development programs or leases, except that the Fund may invest in the readily marketable securities of companies which own or deal in such things;

(6) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter under the federal securities laws, in connection with the disposition of portfolio securities;

(7) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

(8) Make short sales of securities or maintain a short position, except short sales "against the box"; ( A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short.)

(9) Participate on a joint or joint and several basis in any trading account in securities;

(10) Make loans of money or securities, except that the Fund may invest in repurchase agreements;

(11) Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors), if more than 5% of its total assets would be invested in such securities;

(12) Invest more than 10% of the value of its net assets in repurchase agreements having a maturity of longer than seven days or other not readily marketable securities; included in this category are any assets for which an active and substantial market does not exist at the time of purchase or subsequent valuation;

(13) Issue senior securities, borrow money, or pledge its assets;

(14) Purchase  foreign   securities,   except  the  Fund  may  purchase  foreign
     securities sold as American Depository Receipts without limit;

(15) Write, purchase, or sell puts, calls, warrants or combinations thereof, or purchase or sell commodities, commodities contracts, futures contracts, or related options; or

(16) Invest in restricted securities.

While each Fund has reserved the right to make short sales "against the box" (limitation number 8, above), the Advisor has no present intention of engaging in such transactions at this time or during the coming year.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation.

                                 NET ASSET VALUE

The net asset value per share of each Class of each Fund is determined at 4:00 p.m., New York time, Monday through Friday, except on business holidays when the New York Stock Exchange is closed. The New York Stock Exchange recognizes the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day, and Christmas Day. Any other holiday recognized by the New York Stock Exchange will be deemed a business holiday on which the net asset value of each Class of the Funds will not be calculated.

The net asset value per share of each Class of each Fund is calculated separately by adding the value of the Fund's securities and other assets belonging to the Fund and attributable to that Class, subtracting the liabilities charged to the Fund and to that Class, and dividing the result by the number of outstanding shares of such Class. "Assets belonging to" a Fund consist of the consideration received upon the issuance of shares of the Fund together with all net investment income, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to a particular investment Fund. Income, realized and unrealized capital gains and losses, and any expenses of a Fund not allocated to a particular Class of such Fund will be allocated to each Class of the Fund on the basis of the net asset value of that Class in relation to the net asset value of the Fund. Assets belonging to a Fund are charged with the direct liabilities of the Fund and with a share of the general liabilities of the Trust, which are normally allocated in proportion to the number of or the relative net asset values of all of the Trust's series at the time of allocation or in accordance with other allocation methods approved by the Board of Trustees. Certain expenses attributable to a particular Class of shares (such as the distribution and service fees attributable to Investor Shares) will be charged against that Class of shares. Certain other expenses attributable to a particular Class of shares (such as registration fees, professional fees, and certain printing and postage expenses) may be charged against that Class of shares if such expenses are actually incurred in a different amount by that Class or if the Class receives services of a different kind or to a different degree than other Classes, and the Board of Trustees approves such allocation. Subject to the provisions of the Declaration of Trust, determinations by the Board of Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets, with respect to a Fund and the Classes of such Fund are conclusive.

For the fiscal year ended March 31, 1995, the total expenses after fee waivers and expense reimbursements for Institutional Shares were $18,132 for the Equity Fund, $29,049 for the Balanced Fund and $40,781 for the Small Company Fund. For the fiscal year ended March 31, 1996, the total expenses after fee waivers and expense reimbursements for Institutional Shares were $23,837 for the Equity Fund, $44,565 for the Balanced Fund, and $52,075 for the Small Company Fund. For the fiscal year ended March 31, 1997, the total expenses after fee waivers and expense reimbursements for Institutional Shares were $36,085 for the Equity Fund, $45,873 for the Balanced Fund and $76,033 for the Small Company Fund. Investor Shares of the Funds were either not authorized for issuance or were not issued during such fiscal years.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Purchases. Shares of each Fund are offered and sold on a continuous basis and may be purchased through authorized investment dealers or directly by contacting the Distributor or the Funds. Selling dealers have the responsibility of transmitting orders promptly to the Funds. The public offering price of shares of each Fund equals net asset value. Capital Investment Group, Inc. (the "Distributor") serves as distributor of shares of the Funds.

Plan Under Rule 12b-1. The Trust has adopted a Plan of Distribution (the "Plan") for the Investor Shares of each Fund pursuant to Rule 12b-1 under the 1940 Act (see "How Shares May Be Purchased - Distribution Plan" in the Prospectus). Under the Plan each Fund may expend up to 0.25% of the Investor Shares' average net assets annually to finance any activity which is primarily intended to result in the sale of shares of the Investor Shares of the Fund and the servicing of shareholder accounts, provided the Trust's Board of Trustees has approved the category of expenses for which payment is being made. Such expenditures paid as service fees to any person who sells shares of a Fund may not exceed 0.25% of the average annual net asset value of such shares. Potential benefits of the Plan to the Funds include improved shareholder servicing, savings to the Funds in transfer agency costs, benefits to the investment process from growth and stability of assets and maintenance of a financially healthy management organization.

All of the distribution expenses incurred by the Distributor and others, such as broker-dealers, in excess of the amount paid by the Funds will be borne by such persons without any reimbursement from the Funds. Subject to seeking best execution, the Funds may, from time to time, buy or sell portfolio securities from or to firms that receive payments under the Plan.

From  time to time  the  Distributor  may pay  additional  amounts  from its own
resources  to  dealers  for  aid  in   distribution  or  for  aid  in  providing
administrative services to shareholders.

The Plan for each Fund and the Distribution Agreement with the Distributor have all been approved by the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the Plan or any related agreements, by vote cast in person or at a meeting duly called for the purpose of voting on the Plan and such Agreement. Continuation of the Plan and the Distribution Agreement must be approved annually by the Board of Trustees in the same manner as specified above.

Each year the Trustees must determine whether continuation of the Plan with respect to the Investor Shares of each Fund is in the best interest of shareholders of that Class of each Fund and that there is a reasonable likelihood of its providing a benefit to such Fund, and the Board of Trustees has made such a determination for the current year of operations under the Plan. The Plan and the Distribution Agreement may be terminated at any time without penalty by a majority of those trustees who are not "interested persons" or by a majority vote of the Investor Shares' outstanding voting stock. Any amendment materially increasing the maximum percentage payable under the Plan must likewise be approved with respect to any Fund by a majority vote of the Investor Shares' outstanding voting stock, as well as by a majority vote of those trustees who are not "interested persons." Also, any other material amendment to the Plan must be approved by a majority vote of the trustees including a majority of the noninterested Trustees of the Trust having no interest in the Plan. In addition, in order for the Plan to remain effective, the selection and nomination of Trustees who are not "interested persons" of the Trust must be effected by the Trustees who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plan. Persons authorized to make payments under the Plan must provide written reports at least quarterly to the Board of Trustees for their review.

Redemptions. Under the 1940 Act, each Fund may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC; (b) the Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. Each Fund may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.

In addition to the situations described in the Prospectus under "How Shares may be Redeemed," each Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Prospectus from time to time.

                            DESCRIPTION OF THE TRUST

The Trust is an unincorporated business trust organized under Massachusetts law on October 25, 1990. The Trust's Declaration of Trust authorizes the Board of Trustees to divide shares into series, each series relating to a separate portfolio of investments, and to classify and reclassify any unissued shares into one or more classes of shares of each such series. The Declaration of Trust currently provides for the shares of eight series, as follows: the Capital Value Fund managed by Capital Investment Counsel, Inc. of Raleigh, North Carolina; Investek Fixed Income Trust managed by Investek Capital Management of Jackson, Mississippi; ZSA Social Conscience Fund and ZSA Asset Allocation Fund managed by Zaske, Sarafa & Associates, Inc. of Bloomfield Hills, Michigan; The Brown Capital Management Equity Fund, The Brown Capital Management Balanced Fund and The Brown Capital Management Small Company Fund managed by Brown Capital Management of Baltimore, Maryland; and The WST Growth & Income Fund managed by Wilbanks, Smith & Thomas Asset Management, Inc. of Norfolk, Virginia. The Board of Trustees has authorized the classification of shares of all such series except the ZSA Funds. The number of shares of each series shall be unlimited. The Trust does not intend to issue share certificates.

In the event of a liquidation or dissolution of the Trust or an individual series, such as each Fund, shareholders of a particular series would be entitled to receive the assets available for distribution belonging to such series. Shareholders of a series are entitled to participate equally in the net distributable assets of the particular series involved on liquidation, based on the number of shares of the series that are held by each shareholder. If there are any assets, income, earnings, proceeds, funds or payments, that are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series as they, in their sole discretion, deem fair and equitable.

Shareholders of all of the series of the Trust, including the Funds, will vote together and not separately on a series-by-series or class-by-class basis, except as otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter. A series or class is affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of the series or class. Under Rule 18f-2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a series only if approved by a majority of the outstanding shares of such series. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series or class.

When used in the Prospectus or this Additional Statement, a "majority" of shareholders means the vote of the lesser of (1) 67% of the shares of the Trust or the applicable series or class present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Trust or the applicable series or class.

When issued for payment as described in the Prospectus and this Additional Statement, shares of each Fund will be fully paid and non-assessable.

The Declaration of Trust provides that the Trustees of the Trust will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Declaration of Trust provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

                     ADDITIONAL INFORMATION CONCERNING TAXES

The following summarizes certain additional tax considerations generally affecting each Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning and is based on tax laws and regulations that are in effect on the date hereof; such laws and regulations may be changed by legislative, judicial, or administrative action. Investors are advised to consult their tax advisors with specific reference to their own tax situations.

Each series of the Trust, including each Fund, will be treated as a separate corporate entity under the Code and intends to qualify or remain qualified as a regulated investment company. In order to so qualify, each series must elect to be a regulated investment company or have made such an election for a previous year and must satisfy, in addition to the distribution requirement described in the Prospectus, certain requirements with respect to the source of its income for a taxable year. At least 90% of the gross income of each series must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income derived with respect to the series' business of investing in such stock, securities or currencies. Any income derived by a series from a partnership or trust is treated as derived with respect to the series' business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income that would have been qualifying income if realized by the series in the same manner as by the partnership or trust.

Another requirement for qualification as a regulated investment company under the Code is that less than 30% of a series' gross income for a taxable year must be derived from gains realized on the sale or other disposition of the following investments held for less than three months: (l) stock and securities (as defined in Section 2(a) (36) of the 1940 Act); (2) options, futures and forward contracts other than those on foreign currencies; or (3) foreign currencies (or options, futures or forward contracts on foreign currencies) that are not directly related to a series' principal business of investing in stocks or securities (or options and futures with respect to stocks or securities). Interest (including original issue discount and, with respect to certain debt securities, accrued market discount) received by a series upon maturity or disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of this requirement. However, any other income which is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose.

An investment company may not qualify as a regulated investment company for any taxable year unless it satisfies certain requirements with respect to the diversification of its investments at the close of each quarter of the taxable year. In general, at least 50% of the value of its total assets must be represented by cash, cash items, government securities, securities of other regulated investment companies and other securities which, with respect to any one issuer, do not represent more than 5% of the total assets of the investment company nor more than 10% of the outstanding voting securities of such issuer. In addition, not more than 25% of the value of the investment company's total assets may be invested in the securities (other than government securities or the securities of other regulated investment companies) of any one issuer. Each Fund intends to satisfy all requirements on an ongoing basis for continued qualification as a regulated investment company.

Each series of the Trust, including each Fund, will designate any distribution of long-term capital gains as a capital gain dividend in a written notice mailed to shareholders within 60 days after the close of the series' taxable year. Shareholders should note that, upon the sale or exchange of series shares, if the shareholder has not held such shares for at least six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.

A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each series of the Trust, including each Fund, intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

If for any taxable year a series does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions (whether or not derived from interest on tax-exempt securities) would be taxable as ordinary income to shareholders to the extent of the series' current and accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations.

Each series of the Trust, including each Fund, will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends or 31% of gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure properly to include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients."

Depending upon the extent of each Fund's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, each Fund may be subject to the tax laws of such states or localities. In addition, in those states and localities that have income tax laws, the treatment of a Fund and its shareholders under such laws may differ from their treatment under federal income tax laws.

                             MANAGEMENT OF THE FUNDS

Trustees and Officers. The Trustees and executive officers of the Trust, their addresses and ages, and their principal occupations for the last five years are as follows:

 Name, Age, Position(s)                    Principal Occupation(s)
       and Address                         During Past 5 Years

Jack E. Brinson, 64                        President, Brinson Investment Co.
Trustee and Chairman                       President, Brinson Chevrolet, Inc.
1105 Panola Street                         Tarboro, North Carolina
Tarboro, North Carolina 27886

Eddie C. Brown, 56                         President
Trustee*                                   Brown Capital Management, Inc.
President                                  Baltimore, Maryland
The Brown Capital Management Funds
809 Cathedral Street
Baltimore, Maryland 21201

Richard K. Bryant, 37                      President
Trustee*                                   Capital Investment Group
President                                  Raleigh, North Carolina
Capital Value Fund                         Vice President
Post Office Box 32249                      Capital Investment Counsel
Raleigh, North Carolina 27622              Raleigh, North Carolina

Elmer O. Edgerton, Jr., 55                 President
Vice President                             Capital Investment Counsel
Capital Value Fund                         Raleigh, North Carolina
Post Office Box 32249                      Vice President
Raleigh, North Carolina 27622              Capital Investment Group
                                           Raleigh, North Carolina

Timothy L. Ellis, 41                       Vice President
Trustee*                                   Investek Capital Management
Vice President                             Jackson, Mississippi
Investek Fixed Income Trust
317 East Capitol
Jackson, Mississippi 39201

R. Mark Fields, 44                         Vice President
Vice President                             Investek Capital Management
Investek Fixed Income Trust                Jackson, Mississippi
317 East Capitol
Jackson, Mississippi 39201

John M. Friedman, 53                       Vice President
Vice President                             Investek Capital Management
Investek Fixed Income Trust                Jackson, Mississippi
317 East Capitol
Jackson, Mississippi 39201

Keith A. Lee, 36                           Vice President
Vice President                             Brown Capital Management, Inc.
The Brown Capital Management Funds         Baltimore, Maryland
309 Cathedral Street
Baltimore, Maryland 21201

Michael T. McRee, 53                       President
President                                  Investek Capital Management, Inc.
Investek Fixed Income Trust                Jackson, Mississippi
317 East Capitol
Jackson, Mississippi 39201

J. Hope Reese, 36                          Comptroller
Treasurer                                  The Nottingham Company
105 North Washington Street                Rocky Mount, North Carolina,
Rocky Mount, North Carolina 27802            since 1995; previously
                                           Cash Manager
                                           Law Companies Group
                                           Atlanta, Georgia,
                                             since 1993; previously
                                           Financial Manager
                                           MGR Food Services
                                           Atlanta, Georgia

Anmar K. Sarafa, 36                        President
Vice President                             Zaske, Sarafa & Associates, Inc.
The ZSA Funds                              Birmingham, Michigan
Suite 200
355 South Woodward Avenue
Birmingham, Michigan 48009

Thomas W. Steed, 39                        Senior Corporate Attorney
Trustee                                    Hardees Food Systems
101 Bristol Court                          Rocky Mount, North Carolina
Rocky Mount, North Carolina 27802

J. Buckley Strandberg, 37                  Vice President
Trustee                                    Standard Insurance and Realty
Post Office Box 1375                       Rocky Mount, North Carolina
Rocky Mount, North Carolina 27802

C. Frank Watson III, 26                    Vice President
Secretary                                  The Nottingham Company
105 North Washington Street                Rocky Mount, North Carolina
Rocky Mount, North Carolina 27802

Wayne F. Wilbanks, 36                      President
President                                  Wilbanks, Smith & Thomas
The WST Growth & Income Fund               Asset Management, Inc.
One Commercial Place, Suite 1150           Norfolk, Virginia
Norfolk, Virginia 23510

Arthur E. Zaske, 49                        Chairman and Chief Investment Officer
Trustee*                                   Zaske, Sarafa, & Associates, Inc.
President                                  Birmingham, Michigan
The ZSA Funds
Suite 200
355 South Woodward Avenue
Birmingham, Michigan 48009
-------------------------------

* Indicates that Trustee is an "interested person" of the Trust for purposes of the 1940 Act because of his position with one of the investment advisors or the Administrator to the Trust.

Compensation. The officers of the Trust will not receive compensation from the Trust for performing the duties of their offices. Each Trustee who is not an "interested person" of the Trust receives a fee of $2,000 each year plus $250 per series of the Trust per meeting attended in person and $100 per series of the Trust per meeting attended by telephone. All Trustees are reimbursed for any out-of-pocket expenses incurred in connection with attendance at meetings.

                               Compensation Table

                                       Pension                        Total
                                     Retirement                   Compensation
                        Aggregate     Benefits      Estimated       from the
                      Compensation   Accrued As      Annual           Trust
Name of Person,         from the    Part of Fund  Benefits Upon      Paid to
Position                  Trust       Expenses     Retirement       Trustees

Eddie C. Brown            None          None          None            None
Trustee

Richard K. Bryant         None          None          None            None
Trustee

Jack E. Brinson          $9,700         None          None           $9,700
Trustee

Tim Ellis                 None          None          None            None
Trustee

Thomas W. Steed          $9,700         None          None           $9,700
Trustee

J. Buckley Strandberg    $9,700         None          None           $9,700
Trustee

Arthur E. Zaske           None          None          None            None
Trustee

Figures are for the fiscal year ended March 31, 1997.

Principal Holders of Voting Securities. As of July 22, 1997, the Trustees and Officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) 2.91% of the then outstanding Institutional Shares of the Equity Fund, 5.45% of the Balanced Fund, and 3.51% of the Small Company Fund. On the same date the following shareholders owned of record more than 5% of the outstanding Institutional Shares of the Funds. Except as provided below, no person is known by the Trust to be the beneficial owner of more than 5% of the outstanding Institutional Shares of the Funds as of July 22, 1997.

                                   EQUITY FUND

     Name and Address of                         Amount and Nature of
     Beneficial Owner                            Beneficial Ownership*   Percent

     Chris E. Dishman                              68,980.220 shares     21.705%
     Karen T. Dishman
     5019 Mariposa Circle
     Fresno, Texas 77545

     Great West Life & Annuity                     53,841.596 shares     16.942%
     401(k) Plan
     8515 E. Orchard Road
     Englewood, Colorado 80111-5097

     William H. Murphy, Jr.                        26,795.284 shares      8.431%
     & Associates
     1007 N. Calvert Street
     Baltimore, Maryland 21203

     Alex Brown & Sons, Inc.                       17,880.015 shares      5.626%
     FBO 201-68870-16
     P.O. Box 1346
     Baltimore, Maryland 21203

                                  BALANCED FUND

     Name and Address of                         Amount and Nature of
     Beneficial Owner                            Beneficial Ownership*   Percent

     First Union National Bank, NC                 52,887.764 shares     15.870%
     Raymond Haysbert IRA
     3300 Hillen Road
     Baltimore, Maryland 21218

     Diana M. Epps Beneficiary UTA                 38,615.986 shares     11.588%
     Charles Schwab & Co., Inc. IRA
     1040 Deer Ridge Drive #144
     Baltimore, Maryland 21210

     Edwin Gold IRA                                33,561.542 shares     10.071%
     First Union National Bank
     2 Pomona North
     Pikesville, Maryland 21208

     Great West Life & Annuity                     31,524.105 shares      9.460%
     Ins. Co.
     FBO Baltimore
     8515 E. Orchard Road
     Englewood, Colorado 80111

     Total Health Care, Inc.                       25,293.686 shares      7.590%
     2305 N. Charles Street
     Baltimore, Maryland 21218

     Jesse H. Hahn                                 23,684.003 shares      7.107%
     10 Light Street
     Baltimore, Maryland 21201

     Analytical Services, Inc.                     19,704.689 shares      5.913%
     Profit Sharing Pension Trust
     7135 Minstrel Way, Suite 303
     Columbia, Maryland 21045

     The Eddie C. & C. Sylvia Brown                18,149.437 shares      5.446%
     Family Foundation, Inc.
     2 East Read St, 9th Floor
     Baltimore, Maryland 21202

                               SMALL COMPANY FUND

     Name and Address of                         Amount and Nature of
     Beneficial Owner                            Beneficial Ownership*   Percent

     Woods Fund of Chicago                        127,140.369 shares     24.677%
     3 First National Plaza
     Suite 2010
     Chicago, Illinois 60602

     Prince George's County Police Pension Plan    36,923.483 shares      7.167%
     P.O. Box 831575
     Dallas, Texas 75283-1575

     Robert E. Hall, IRA                           36,670.342 shares      7.117%
     First Union National Bank, NC
     3908 North Charles Street
     Baltimore, Maryland 21218

* The shares indicated are believed by the Trust to be owned both of record and beneficially, except shares held of record by Alex Brown & Sons, Inc. and Great West Life & Annuity Insurance Company for the benefit of their clients.

Investment Advisor. Information about Brown Capital Management, Inc., Baltimore, Maryland (the "Advisor") and its duties and compensation as Advisor is contained in the Prospectus.

Compensation of the Advisor with regards to the Equity Fund, based upon the Fund's average daily net assets, is at the annual rate of 0.65% of the first $25 million of net assets and 0.50% of all assets over $25 million. The Advisor voluntarily waived its fee and reimbursed a portion of the Equity Fund's operating expenses for the fiscal years ended March 31, 1995, 1996, and 1997. The total fees waived amounted to $5,813, $9,978, and $19,581, respectively, and expenses reimbursed amounted to $39,543, $51,590, and $45,950, respectively.

Compensation of the Advisor with regards to the Balanced Fund, based upon the Fund's average daily net assets, is at the annual rate of 0.65% of the first $25 million of net assets and 0.50% of all assets over $25 million. The Advisor voluntarily waived its fee and reimbursed a portion of the Balanced Fund's operating expenses for the fiscal years ended March 31, 1995, 1996, and 1997. The total fees waived amounted to $9,470, $18,266, and $24,852, respectively, and expenses reimbursed amounted to $28,397, $35,214, and $38,061, respectively.

Compensation of the Advisor with regards to the Small Company Fund, based upon the Fund's average daily net assets, is at the annual rate of 1.00%. The Advisor voluntarily waived all or substantially all of its fee and reimbursed a portion of the Small Company Fund's operating expenses for the fiscal years ended March 31, 1995, 1996, and 1997. The total fees waived amounted to $20,295, $30,755, and $50,549 (the Advisor received $205 of its fee), respectively, and expenses reimbursed amounted to $24,351, $24,506, and $10,610, respectively.

Under the Advisory Agreement, the Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of such Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from its reckless disregard of its duties and obligations under the Agreement.

Administrator and Transfer Agent. The Trust has entered into a Fund Accounting, Dividend Disbursing & Transfer Agent and Administration Agreement with The Nottingham Company (the "Administrator"), 105 North Washington Street, Post Office Drawer 69, Rocky Mount, North Carolina 27802-0069, pursuant to which the Administrator receives a fee at the annual rate of 0.25% of the average daily net assets of each Fund on the first $10 million; 0.20% of the next $40 million; 0.175% on the next $50 million; and 0.15% of its average daily net assets in excess of $100 million. In addition, the Administrator currently receives a base monthly fee of $1,750 for accounting and recordkeeping services for each Fund and $750 for each Class of Shares beyond the initial Class of Shares of each Fund. The Administrator also charges each Fund for certain costs involved with the daily valuation of investment securities and is reimbursed for out-of-pocket expenses. The Administrator charges a minimum fee of $3,000 per month per Fund for all of its fees taken in the aggregate, analyzed monthly.

For the fiscal years ended March 31, 1995, 1996, and 1997, the Equity Fund paid an administrative fee of $10,739, $11,769, and $13,070, respectively, the Balanced Fund paid an administrative fee of $11,121, $12,812, and $15,109, respectively, and the Small Company Fund paid an administrative fee of $10,691, $11,110, and $18,326, respectively. For the fiscal year ended March 31, 1995, the Administrator waived administrative fees of $1,910, $1,903, and $1,850, respectively, for the Equity Fund, Balanced Fund, and Small Company Fund. For the fiscal years ended March 31, 1995, 1996, and 1997, the Administrator received $21,000 each year from each Fund for accounting and recordkeeping services.

The Administrator will perform the following services for each Fund: (1) coordinate with the Custodian and monitor the services it provides to the Fund;
(2) coordinate with and monitor any other third parties furnishing services to the Fund; (3) provide the Fund with necessary office space, telephones and other communications facilities and personnel competent to perform administrative and clerical functions for the Fund; (4) supervise the maintenance by third parties of such books and records of the Fund as may be required by applicable federal or state law; (5) prepare or supervise the preparation by third parties of all federal, state and local tax returns and reports of the Fund required by applicable law; (6) prepare and, after approval by the Trust, file and arrange for the distribution of proxy materials and periodic reports to shareholders of the Fund as required by applicable law; (7) prepare and, after approval by the Trust, arrange for the filing of such registration statements and other documents with the Securities and Exchange Commission and other federal and state regulatory authorities as may be required by applicable law; (8) review and submit to the officers of the Trust for their approval invoices or other requests for payment of Fund expenses and instruct the Custodian to issue checks in payment thereof; and (9) take such other action with respect to the Fund as may be necessary in the opinion of the Administrator to perform its duties under the agreement. The Administrator also will provide certain accounting and pricing services for the Funds.

With the approval of the Trust, the Administrator has contracted with NC Shareholder Services, LLC (the "Transfer Agent"), a North Carolina limited liability company, to serve as transfer, dividend paying, and shareholder servicing agent for the Funds. The Transfer Agent is compensated for its services by the Administrator and not directly by the Funds. The address of the Transfer Agent is 107 North Washington Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365.

Distributor. Capital Investment Group, Inc. (the "Distributor"), Post Office Box 32249, Raleigh, North Carolina 27622, acts as an underwriter and distributor of each Fund's shares for the purpose of facilitating the registration of shares of the Fund under state securities laws and to assist in sales of Fund shares pursuant to a Distribution Agreement (the "Distribution Agreement") approved by the Board of Trustees of the Trust.

In this regard, the Distributor has agreed at its own expense to qualify as a broker-dealer under all applicable federal or state laws in those states which each Fund shall from time to time identify to the Distributor as states in which it wishes to offer its shares for sale, in order that state registrations may be maintained for the Fund.

The Distributor is a broker-dealer registered with the Securities and Exchange Commission and a member in good standing of the National Association of Securities Dealers, Inc.

The Distribution Agreement may be terminated by either party upon 60 days prior written notice to the other party.

Custodian. First Union National Bank of North Carolina (the "Custodian"), Two First Union Center, Charlotte, North Carolina 28288-1151, serves as custodian for each Fund's assets. The Custodian acts as the depository for each Fund, safekeeps its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Fund's request and maintains records in connection with its duties as Custodian. For its services as Custodian, the Custodian is entitled to receive from each Fund an annual fee based on the average net assets of the Fund held by the Custodian.

Independent Auditors. The firm of Deloitte & Touche LLP, 2500 One PPG Place, Pittsburgh, Pennsylvania 15222-5401, serves as independent auditors for the Funds, and will audit the annual financial statements of the Funds, prepare each Fund's federal and state tax returns, and consult with each Fund on matters of accounting and federal and state income taxation.

                          SPECIAL SHAREHOLDER SERVICES

Each Fund offers the following shareholder services:

Regular Account. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a confirmation statement showing the current transaction and all prior transactions in the shareholder account during the calendar year-to-date, along with a summary of the status of the account as of the transaction date. As stated in the Prospectus, share certificates are not issued.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Funds will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Funds.

Systematic Withdrawal Plan. Shareholders owning shares with a value of $10,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Funds to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December) in order to make the payments requested. Each Fund has the capacity of electronically depositing the proceeds of the systematic withdrawal directly to the shareholder's personal bank account ($5,000 minimum per bank wire). Instructions for establishing this service are included in the Fund Shares Application, enclosed in the Prospectus, or available by calling the Funds. If the shareholder prefers to receive his systematic withdrawal proceeds in cash, or if such proceeds are less than the $5,000 minimum for a bank wire, checks will be made payable to the designated recipient and mailed within 7 days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Signature Guarantees" in the Prospectus). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Funds. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The Systematic Withdrawal Plan may be terminated at any time by the Funds upon sixty days written notice or by a shareholder upon written notice to the Funds. Applications and further details may be obtained by calling the Funds at 1-800-525-3863, or by writing to:

                       The Brown Capital Management Funds
                   [Investor Shares] or [Institutional Shares]
                           107 North Washington Street
                              Post Office Box 4365
                     Rocky Mount, North Carolina 27803-0365

Purchases in Kind. Each Fund may accept securities in lieu of cash in payment for the purchase of shares in the Fund. The acceptance of such securities is at the sole discretion of the Advisor based upon the suitability of the securities accepted for inclusion as a long term investment of the Fund, the marketability of such securities, and other factors which the Advisor may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "How Shares are Valued" in the Prospectus.

Redemptions in Kind. The Funds do not intend, under normal circumstances, to redeem their securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Funds to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein each Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety-day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net asset value at the beginning of such period.

Transfer of Registration. To transfer shares to another owner, send a written request to the applicable Fund at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (See the Prospectus under the heading "Signature Guarantees"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Funds.

                      ADDITIONAL INFORMATION ON PERFORMANCE

From time to time, the total return of each Class of each Fund may be quoted in advertisements, sales literature, shareholder reports or other communications to shareholders. Each Fund computes the "average annual total return" of each Class of the Fund by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by determining the ending redeemable value of a hypothetical $1,000 initial payment. This calculation is as follows:

                 P(1+T)n = ERV

     Where: T  = average annual total return.

          ERV  = ending redeemable value at the end of the period covered by the
               computation  of  a  hypothetical   $1,000  payment  made  at  the
               beginning of the period.

          P = hypothetical initial payment of $1,000 from which the maximum sales load is deducted.

          n    = period covered by the computation, expressed in terms of years.

Each Fund may also compute the aggregate total return of each Class of the Fund, which is calculated in a similar manner, except that the results are not annualized.

The calculation of average annual total return and aggregate total return assume that the maximum sales load is deducted from the initial $1,000 investment at the time it is made and that there is a reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations. Each Fund may also quote other total return information that does not reflect the effects of the sales load.

The average annual total return quotations for the Institutional Shares of the Equity Fund, Balanced Fund and Small Company Fund for the fiscal year ended March 31, 1997 are 8.91%, 7.01% and 1.56%, respectively. The average annual total return quotations for the Institutional Shares of each Fund for the three fiscal years ended March 31, 1997 are 15.60%, 13.64%, and 16.49%, respectively. The average annual total return quotations since inception of the Institutional Shares of each Fund (September 30, 1992 to March 31, 1997) are 13.89%, 11.89% and 13.92%, respectively. The cumulative total return quotations since inception of the Institutional Shares of each Fund through March 31, 1997 are 79.55%, 65.79%, and 79.83%, respectively. These performance quotations should not be considered as representative of the performance of the Institutional Shares of the Funds for any specified period in the future. No Investor Shares of the Funds were issued during any such period quoted above.

Each Fund's performance may be compared in advertisements, sales literature, shareholder reports, and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, each Fund may compare its performance to the S&P 500 with Income Index. The Balanced Fund may also compare its performance with a combination of the S&P 500 with Income Index and the Lehman Government Corporate Bond Index. The Small Company Fund may compare its performance, alone or in a combination, with the Russell 2000 Index, the NASDAQ Composite Index, and the NASDAQ Industrials Index. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters or financial periodicals. Each Fund may also occasionally cite statistics to reflect its volatility and risk. Each Fund may also compare its performance to other published reports of the performance of unmanaged portfolios of companies. The performance of such unmanaged portfolios generally does not reflect the effects of dividends or dividend reinvestment. Of course, there can be no assurance that any Fund will experience the same results. Performance comparisons may be useful to investors who wish to compare a Fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

Each Fund's performance fluctuates on a daily basis largely because net earnings and net asset value per share fluctuate daily. Both net earnings and net asset value per share are factors in the computation of total return as described above.

As indicated, from time to time, each Fund may advertise its performance compared to similar funds or portfolios using certain indices, reporting services, and financial publications. These may include the following:

o Lipper Analytical Services, Inc. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o Morningstar, Inc., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Investors may use such indices in addition to the Funds' Prospectus to obtain a more complete view of each Fund's performance before investing. Of course, when comparing a Fund's performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for each Fund may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time.

From time to time each Fund may include in advertisements and other communications information, charts, and illustrations relating to inflation and the reflects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. Each Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody's). Each Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. Each Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

                                   APPENDIX A

                             DESCRIPTION OF RATINGS

The Funds may acquire from time to time fixed income securities that meet the following minimum rating criteria ("Investment Grade Debt Securities") or, if unrated, are in the Advisor's opinion comparable in quality to Investment Grade Debt Securities. The various ratings used by the nationally recognized securities rating services are described below.

A rating by a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Advisor believes that the quality of fixed income securities in which the Funds may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

Standard & Poor's Ratings Group. The following summarizes the highest four ratings used by Standard & Poor's Ratings Group ("S&P") for bonds which are deemed to be "Investment-Grade Debt Securities" by the Advisor:

       AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

       AA - Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

       A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

       BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for debt in higher rated categories.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

Bonds rated BB, B, CCC, CC and C are not considered by the Advisor to be "Investment-Grade Debt Securities" and are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds may have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating SP-1 is the highest rating assigned by S&P to municipal notes and indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

Moody's Investors Service, Inc. The following summarizes the highest four ratings used by Moody's Investors Service, Inc. ("Moody's") for bonds which are deemed to be "Investment-Grade Debt Securities" by the Advisor:

       Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

       Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

       A - Debt which is rated A possesses many favorable investment attributes and is to be considered as an upper medium grade obligation. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

       Baa - Debt which is rated Baa is considered as a medium grade obligation, i.e., it is neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such debt lacks outstanding investment characteristics and in fact has speculative characteristics as well.

Moody's applies numerical modifiers (l, 2 and 3) with respect to bonds rated Aa, A and Baa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

Bonds which are rated Ba, B, Caa, Ca or C by Moody's are not considered "Investment-Grade Debt Securities" by the Advisor. Bonds rated Ba are judged to have speculative elements because their future cannot be considered as well assured. Uncertainty of position characterizes bonds in this class, because the protection of interest and principal payments often may be very moderate and not well safeguarded.

Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the security over any long period for time may be small. Bonds which are rated Caa are of poor standing. Such securities may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

The rating Prime-1 is the highest  commercial  paper rating assigned by Moody's.
Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriated may be more affected by external conditions. Ample alternate liquidity is maintained.

The following summarizes the highest rating used by Moody's for short-term notes and variable rate demand obligations:

       MIG-l; VMIG-l - Obligations bearing these designations are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

Duff & Phelps Credit Rating Co. The following summarizes the highest four ratings used by Duff & Phelps Credit Rating Co. ("D&P") for bonds which are deemed to be "Investment-Grade Debt Securities" by the Advisor:

       AAA - Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

       AA - Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

       A - Bonds rated A have average but adequate protection factors. The risk factors are more variable and greater in periods of economic stress.

       BBB - Bonds rated BBB have below average protection factors but are still considered sufficient for prudent investment. There is considerable variability in risk during economic cycles.

Bonds rated BB, B and CCC by D&P are not considered "Investment-Grade Debt Securities" and are regarded, on balance, as predominantly speculative with respect to the issuer's ability to pay interest and make principal payments in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation.

The rating Duff l is the highest rating assigned by D&P for short-term debt, including commercial paper. D&P employs three designations, Duff l+, Duff 1 and Duff 1- within the highest rating category. Duff l+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. Duff 1- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

Fitch Investors Service, Inc. The following summarizes the highest four ratings used by Fitch Investors Service, Inc. ("Fitch") for bonds which are deemed to be "Investment-Grade Debt Securities" by the Advisor:

       AAA - Bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

       AA - Bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

       A - Bonds that are rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

       BBB - Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within a rating category.

Bonds rated BB, B and CCC by Fitch are not considered "Investment-Grade Debt Securities" and are regarded, on balance, as predominantly speculative with respect to the issuer's ability to pay interest and make principal payments in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation.

The following summarizes the three highest ratings used by Fitch for short-term notes, municipal notes, variable rate demand instruments and commercial paper:

       F-1+ - Instruments assigned this rating are regarded as having the strongest degree of assurance for timely payment.

       F-1 - Instruments assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+

       F-2 - Instruments assigned this rating have satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

                        Brown Capital Management Funds
                          105 North Washington Street
                               Post Office Box 69
                     Rocky Mount, North Carolina 27802-0069



Telephone 919-972-9922
U.S. WATTS 800-525 FUND
Facsimile 919-442-4226



May 16, 1997


Dear  Shareholder:

Some of the best investment letters and commentary I have read didn't seem like the typical investment "stuff" at all. They weren't boring or dull or filled with jargon. In fact, they were unconventional and told an interesting and compelling story that interwove effortlessly, like a spider weaving a beautiful web, pearls of investment wisdom and insight.

Each quarter in our investment letter we share our thoughts regarding the economy, financial markets, and investment strategy. We very seldom receive any feedback. However, our mid 1994 letter, with the captions - - what we know, what we know for sure, what we think we know, and what we don't know - - prompted a rousing favorable response. Why? Perhaps, although it did not tell a story, it did weave a web of investment wisdom and insight in an unconventional and interesting way. With two of the best back-to-back years in the stock market since the 70% increase of 1975/76, perhaps we can be a little unconventional once again in our portfolio letter. Interestingly, there is a close comparison between the 1975/76 period of 37.2% and 23.8% respectively to the 1995/96 period of 37.4% and 23% respectively. The closeness of the numbers is almost scary. So much for the once upon a time . . . Now for the pearls of investment wisdom and insight.

Paraphrasing, Warren Buffet once said that what you want to do in investing is wait for the right pitch, and when the fielders are asleep, step up to the plate and hit it! The problem with this market now is all the fielders are awake, and the pitcher is not throwing an intentional walk. Thus, it is going to be tougher to drive in that winning run. We are firmly convinced of three things with respect to fiscal 1998. First, the absolute magnitude of the runs, i.e. stock market returns, will be much less than the last two years. Second, the gap between stock market returns and bond market returns will be much narrower, but stocks will have a definite edge. Third, we can maintain our competitive edge, in a tougher, more volatile, and less forgiving environment, which we believe will characterize fiscal 1998.

We are at a critical stage in the financial markets in our opinion. Some of the best investment minds on Wall Street have reached diametrically opposed conclusions concerning the prospects for the stock market. One camp is saying it is "overvalued", and the other, with equal conviction, is saying it is "fairly valued". Why? The difference lies in their underlying assumptions. The overvalued camp believes that the economy will pick up steam, inflation will rise, the Federal Reserve will tighten and drive up interest rates, and the stock market will have a significant correction. The fairly valued camp believes that the economy will have modest growth, 2 - 2.5% real GDP, modest inflation 3
- 3.5%, the Federal Reserve will not intervene, corporate profits will increase moderately, 8 - 10%, P/E's will neither expand nor contract, and the stock market will rise in line with the earnings increase. This is what makes markets! We are solidly in the latter camp. It is noteworthy, that neither camp is arguing that the market is cheap. We agree. If current interest rate levels persist or decline slightly, which is what we expect, our valuation work confirms our market outlook. More importantly, and offering additional comfort, is that more than 90% of the companies we own or have an investment interest in offer potential returns greater than the market , based on our valuation work.

The "fear of heights" certainly comes into play in the current market environment. One only has to look to this past July to get a glimpse of how nasty things can get when perceptions and sentiments change abruptly. In July, when the sentiment shifted to a heating up of the economy followed by a rise in interest rates, the S&P 500 Index declined 5.2% and the Russell 2000 Index lost 9% of its value.

Looking ahead, we will concentrate on, refine, and improve upon the things that have given us the competitive performance edge in the past. These can be briefly summarized as follows: (1) A research driven, bottoms-up approach to selecting companies, (2) Maintain superior portfolio characteristics - - prospective earnings per share growth, profitability - - and pay less, or not too much more than the market on 12 month forward estimated earnings, i.e. a lot of "bang for the buck", and (3) Keep the portfolio "freshened-up" with securities that are not only attractively valued with good potential upside, but with greater upside than the market. As the character in Forrest Gump said after going through the long list of shrimp recipes: bubble gum shrimp, popcorn shrimp . . . - - "and that's about it." This is our winning strategy.

For your convenience, each of the funds now has a NASDAQ ticker symbol which can be used to obtain NAV numbers from your broker as well as various electronic medians. The symbols are as follows:

                        The Brown Capital Equity Fund - BCEIX
                        The Brown Capital Balanced Fund - BCBIX
                        The Brown Capital Small Fund - BCSIX




Sincerely,

/s/ Eddie C. Brown

Eddie C. Brown

                    THE BROWN CAPITAL MANAGEMENT EQUITY FUND
                    Performance Update - $10,000 Investment
            For the period from September 30, 1992 to March 31, 1997

                                   BCM Equity                S&P 500 w/Income
              30-Sep-92            10,000.00                     10,000.00
              31-Dec-92            11,063.00                     10,504.00
              31-Mar-93            11,122.00                     10,962.00
              30-Jun-93            10,962.00                     11,016.00
              30-Sep-93            11,427.00                     11,300.00
              31-Dec-93            11,817.00                     11,562.00
              31-Mar-94            11,623.00                     11,124.00
              30-Jun-94            11,445.00                     11,171.00
              30-Sep-94            11,972.00                     11,717.00
              31-Dec-94            11,727.00                     11,715.00
              31-Mar-95            12,657.00                     12,855.00
              30-Jun-95            13,988.00                     14,083.00
              30-Sep-95            15,374.00                     15,202.00
              31-Dec-95            15,485.00                     16,117.00
              31-Mar-96            16,486.00                     16,982.00
              30-Jun-96            17,018.00                     17,744.00
              30-Sep-96            17,591.00                     18,293.00
              31-Dec-96            18,433.00                     19,818.00
              31-Mar-97            17,955.00                     20,349.00

This graph depicts the performance of The Brown Capital Management Equity Fund versus the S&P 500 w/Income Index. It is important to note The Brown Capital Management Equity Fund is a professionally managed mutual fund while the index is not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

Average Annual Total Return

------------------------------------------------------

 Since Inception       One Year        Three Years

------------------------------------------------------

      13.89%             8.91%            15.60%

------------------------------------------------------

The graph assumes an initial $10,000 investment at September 30, 1992. All dividends and distributions are reinvested.

At March 31, 1997, the Fund would have grown to $17,955 - total investment return of 79.55% since September 30, 1992.

At March 31, 1997, a similar investment in the S&P 500 w/Income Index would have grown to $20,349 - total investment return of 103.49% since September 30, 1992.

Past performance is not a guarantee of future performance. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than the original cost. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.

                    THE BROWN CAPITAL MANAGEMENT EQUITY FUND

                            PORTFOLIO OF INVESTMENTS

                                 March 31, 1997

--------------------------------------------------------------------------------
                                                                       Value
                                              Shares                 (note 1)
--------------------------------------------------------------------------------

COMMON STOCKS - 95.81%

     Building Materials - 1.27%
   Fastenal Company                               1,600                 $56,000
                                                  -----                 -------

     Chemicals - 1.77%
   Hanna (M.A.) Company                           3,675                  78,094
                                                  -----                  ------

     Computers - 17.08%
(a)Bay Networks                                   2,200                  39,050
(a)EMC Corporation                                3,650                 128,662
   Hewlett-Packard Company                        1,600                  85,200
(a)Cisco Systems, Inc.                            3,200                 154,000
(a)Microsoft Corporation                            900                  82,519
(a)Oracle Corporation                             2,325                  89,658
(a)Sterling Commerce, Inc.                        2,972                  86,188
(a)Sterling Software, Inc.                        3,150                  87,019
                                                  -----                  ------
                                                                        752,296
                                                                        -------
     Electrical Equipment - 7.25%
   Belden, Inc.                                   3,100                 110,825
   Honeywell, Inc.                                1,200                  81,450
(a)Vishay Intertechnology, Inc.                   5,703                 126,892
                                                  -----                 -------
                                                                        319,167
                                                                        -------
     Electronics - 7.05%
   General Electric Company                         900                  89,325
(a)Solectron Corporation                          2,750                 137,844
   Intel Corporation                                600                  83,475
                                                    ---                  ------
                                                                        310,644
                                                                        -------
     Entertainment - 3.79%
   Carnival Corporation                           4,510                 166,870
                                                  -----                 -------

     Financial - Banks, Money Center - 2.70%
   Chase Manhattan Corporation                    1,270                 118,904
                                                  -----                 -------

     Financial Services - 7.50%
   Equifax, Inc.                                  4,150                 113,088
   Green Tree Financial Corporation               3,250                 109,687
   T. Rowe Price Associates                       2,900                 107,663
                                                  -----                 -------
                                                                        330,438
                                                                        -------
     Household Products & Housewares - 3.00%
   Newell Company                                 3,950                 132,325
                                                  -----                 -------

     Insurance - Life & Health - 2.13%
   AFLAC, Inc.                                    2,412                  93,766
                                                  -----                  ------

     Lodging - 0.28%
(a)Choice Hotels International, Inc.                900                  12,150
                                                    ---                  ------

                                                                   (Continued)

                    THE BROWN CAPITAL MANAGEMENT EQUITY FUND

                            PORTFOLIO OF INVESTMENTS

                                 March 31, 1997

--------------------------------------------------------------------------------
                                                                       Value
                                              Shares                 (note 1)
--------------------------------------------------------------------------------
COMMON STOCKS  -  (Continued)

     Medical - Biotechnology - 2.28%
(a)Amgen, Inc.                                    1,800                $100,575
                                                  -----                --------

     Medical - Hospital Management & Service - 4.59%
(a)Health Care and Retirement Corporation         3,050                  87,687
   United Healthcare Corporation                  2,400                 114,300
                                                  -----                 -------
                                                                        201,987
                                                                        -------
     Medical Supplies - 0.96%
   Johnson & Johnson                                800                  42,300
                                                    ---                  ------

     Miscellaneous - Manufacturing - 3.65%
   Illinois Tool Works, Inc.                      1,100                  90,200
   Pall Corporation                               3,050                  70,531
                                                  -----                  ------
                                                                        160,731
                                                                        -------
     Pharmaceuticals - 6.04%
(a)Alza Corporation                               1,400                  38,500
   Cardinal Health, Inc.                          2,375                 129,141
(a)R.P. Scherer Corporation                       1,900                  98,562
                                                  -----                  ------
                                                                        266,203
                                                                        -------
     Real Estate - 4.61%
   The Rouse Company                              3,100                  90,675
   Post Properties, Inc.                          2,950                 112,469
                                                  -----                 -------
                                                                        203,144
                                                                        -------
     Restaurants & Food Service - 4.51%
(a)The Cheesecake Factory                         4,100                  80,975
   Cracker Barrel Old Country Store, Inc.         4,500                 117,562
                                                  -----                 -------
                                                                        198,537
                                                                        -------
     Retail - Apparel - 2.06%

   Nordstrom, Inc.                                2,400                  90,900
                                                  -----                  ------

     Retail - Department Stores - 2.34%
   Dollar General Corporation                     3,296                 103,000
                                                  -----                 -------

     Retail - Specialty Line - 8.04%
(a)AutoZone, Inc.                                 5,100                 115,387
   Casey's General Stores, Inc.                   4,900                  94,325
   Home Depot, Inc.                               2,700                 144,450
                                                  -----                 -------
                                                                        354,162
                                                                        -------
     Utilities - Gas - 2.91%
   MCN Corporation                                4,550                 127,969
                                                  -----                 -------


   Total Common Stock (Cost $3,776,095)                               4,220,162
                                                                      ---------



                                                                     (Continued)

                    THE BROWN CAPITAL MANAGEMENT EQUITY FUND

                            PORTFOLIO OF INVESTMENTS

                                 March 31, 1997

--------------------------------------------------------------------------------
                                            Principal                  Value
                                              Amount                 (note 1)
--------------------------------------------------------------------------------

REPURCHASE AGREEMENT (b) - 4.47%

      Wachovia Bank, dated March 31, 1997,     $197,108                $197,108
      6.50%, due April 1, 1997                 --------                --------
      (Cost $197,108)


Total Value of Investments (Cost $3,973,203 (c))          100.28%    $4,417,270
Liabilities In Excess of Other Assets                      -0.28%       (12,250)
                                                            ----        -------
   Net Assets                                             100.00%    $4,405,020
                                                          ======     ==========




(a)  Non-income producing investment.

(b) The repurchase agreement is fully collateralized by U. S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other funds administered by The Nottingham Company.

(c)  Aggregate  cost for financial  reporting and federal income tax purposes is
     the  same.  Unrealized  appreciation   (depreciation)  of  investments  for
     financial reporting and federal income tax purposes is as follows:


      Unrealized appreciation                                          $527,610
      Unrealized depreciation                                           (83,543)
                                                                      ----------
               Net unrealized appreciation                             $444,067
                                                                      ==========

















See accompanying notes to financial statements

                    THE BROWN CAPITAL MANAGEMENT EQUITY FUND

                      STATEMENT OF ASSETS AND LIABILITIES

                                 March 31,1997


ASSETS
   Investments, at value (cost $3,973,203)                            $4,417,270
   Income receivable                                                       5,200
   Prepaid expenses                                                        2,222
   Due from advisor (note 2)                                               2,771
   Other assets                                                            1,487
                                                                      ----------
      Total assets                                                     4,428,950
                                                                      ----------
LIABILITIES
   Accrued expenses                                                        2,366
   Payable for investment purchases                                       21,534
   Disbursements in excess of cash on demand deposit                          30
                                                                      ----------
      Total liabilities                                                   23,930
                                                                      ----------
NET ASSETS
   (applicable to 265,144 Institutional Class Shares outstanding      $4,405,020
    ; unlimited shares of no par value                                ==========
    beneficial interest authorized)

NET ASSET VALUE, REDEMPTION AND REPURCHASE PRICE PER SHARE
   PER INSTITUTIONAL CLASS SHARE
   ($4,405,020 / 265,144 shares)                                          $16.61
                                                                      ==========
NET ASSETS CONSIST OF
   Paid-in capital                                                    $3,893,671
   Undistributed net investment income                                        39
   Undistributed net realized gain on investments                         67,243
   Net unrealized appreciation on investments                            444,067
                                                                      ----------
                                                                      $4,405,020
                                                                      ==========





















See accompanying notes to financial statements

                    THE BROWN CAPITAL MANAGEMENT EQUITY FUND

                            STATEMENT OF OPERATIONS

                           Year ended March 31, 1997


INVESTMENT INCOME

   Income
      Interest                                                        $19,249
      Dividends                                                        26,587
                                                                  -----------
         Total income                                                  45,836
                                                                  -----------
   Expenses
      Investment advisory fees (note 2)                                19,581
      Fund administration fees (note 2)                                 7,531
      Custody fees                                                      5,885
      Registration and filing administration fees (note 2)              5,539
      Fund accounting fees (note 2)                                    21,000
      Audit fees                                                        9,592
      Legal fees                                                        3,504
      Securities pricing fees                                           3,201
      Shareholder recordkeeping fees                                      677
      Other fees                                                        2,175
      Shareholder servicing expenses                                    3,208
      Registration and filing expenses                                  7,298
      Printing expenses                                                 1,823
      Trustee fees and meeting expenses                                 6,752
      Other operating expenses                                          3,850
                                                                  -----------
         Total expenses                                               101,616
                                                                  -----------
         Less:
            Expense reimbursements (note 2)                           (45,950)
            Investment advisory fees waived (note 2)                  (19,581)
                                                                  -----------
         Net expenses                                                  36,085
                                                                  -----------
            Net investment income                                       9,751
                                                                  -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS

   Net realized gain from investment transactions                      64,344
   Increase in unrealized appreciation on investments                 104,676
                                                                  -----------
      Net realized and unrealized gain on investments                 169,020
                                                                  -----------
         Net increase in net assets resulting from operation         $178,771
                                                                  ===========








See accompanying notes to financial statements

                                 THE BROWN CAPITAL MANAGEMENT EQUITY FUND

                                    STATEMENTS OF CHANGES IN NET ASSETS



----------------------------------------------------------------------------------------------------------
                                                                          Year ended        Year ended
                                                                           March 31,         March 31,
                                                                             1997              1996
----------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS

  Operations
     Net investment income                                                      $9,751                $82
     Net realized gain from investment transactions                             64,344            162,208
     Increase in unrealized appreciation on investments                        104,676            224,377
                                                                               -------            -------

        Net increase in net assets resulting from operations                   178,771            386,667
                                                                               -------            -------

  Distributions to shareholders from
     Net investment income                                                      (9,794)                 0
     Net realized gain from investment transactions                           (123,813)           (29,243)
                                                                              --------            -------
        Decrease in net assets resulting from distributions                   (133,607)           (29,243)

  Capital share transactions
     Increase in net assets resulting from capital share transactions (a)    2,393,994            478,418
                                                                             ---------            -------

           Total increase in net assets                                      2,439,158            835,842

NET ASSETS

  Beginning of period                                                        1,965,862          1,130,020
                                                                             ---------          ---------

  End of period (including undistributed net investment income              $4,405,020         $1,965,862
                 of $39 in 1997 and $82 in 1996)                            ==========         ==========



(a) A summary of capital share activity follows:
                                       ------------------------------------------------------------------
                                                  Year ended                          Year ended
                                                March 31, 1997                      March 31, 1996
                                       ------------------------------------------------------------------
                                             Shares           Value            Shares             Value
                                           ----------      ----------       ----------         ----------
Shares sold                                   151,410      $2,576,321           35,834           $522,232
Shares issued for reinvestment
  of distributions                              8,025         133,540            1,789             26,306
                                                -----         -------            -----             ------
                                              159,435       2,709,861           37,623            548,538

Shares redeemed                               (18,655)       (315,867)          (4,695)           (70,120)
                                              -------        --------           ------            -------
  Net increase                                140,780      $2,393,994           32,928           $478,418
                                              =======      ==========           ======           ========







See accompanying notes to financial statements

                                         THE BROWN CAPITAL MANAGEMENT EQUITY FUND

                                                   FINANCIAL HIGHLIGHTS

                                      (For a Share Outstanding Throughout the Period)

---------------------------------------------------------------------------------------------------------------------------
                                                                                                               For the
                                                                                                             period from
                                                                                                            August 4,1992
                                                                                                          (commencement
                                                     Year ended    Year ended    Year ended    Year ended   of operations)
                                                     March 31,     March 31,     March 31,     March 31,    to March 31,
                                                         1997          1996          1995          1994          1993
---------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period                     $15.81        $12.36        $11.48        $11.05         $10.00

   Income from investment operations
      Net investment income (loss)                         0.05          0.00          0.00         (0.02)         (0.02)
      Net realized and unrealized gain on investment       1.36          3.72          1.01          0.52           1.07
                                                           ----          ----          ----          ----           ----
         Total from investment operations                  1.41          3.72          1.01          0.50           1.05
                                                           ----          ----          ----          ----           ----

   Distributions to shareholders from
      Net investment income                               (0.05)         0.00          0.00          0.00           0.00
      Net realized gain from investment transactions      (0.56)        (0.27)        (0.13)        (0.07)          0.00
                                                          -----         -----         -----         -----           ----
         Total distributions                              (0.61)        (0.27)        (0.13)        (0.07)          0.00
                                                          -----         -----         -----         -----           ----

Net asset value, end of period                           $16.61        $15.81        $12.36        $11.48         $11.05
                                                         ======        ======        ======        ======         ======

Total return                                               8.91 %       30.25 %        8.90 %        4.51 %        10.51 %
                                                           ====         =====          ====          ====          =====

Ratios/supplemental data
   Net assets, end of period                         $4,405,020    $1,965,862    $1,130,020      $717,896       $263,814
                                                     ==========    ==========    ==========      ========       ========

   Ratio of expenses to average net assets
      Before expense reimbursements and waived fees        3.37 %        5.58 %        8.32 %       11.86 %        17.97 % (a)
      After expense reimbursements and waived fees         1.20 %        1.56 %        2.00 %        2.00 %         1.91 % (a)

   Ratio of net investment income (loss) to average net assets
      Before expense reimbursements and waived fees       (1.85)%       (4.20)%       (6.41)%      (10.19)%       (16.47)% (a)
      After expense reimbursements and waived fees         0.32 %        0.01 %       (0.11)%       (0.36)%        (0.51)% (a)

   Portfolio turnover rate                                34.21 %       48.06 %        7.29 %       48.05 %         3.26 %

   Average broker commissions per share (b)               $0.05

(a)Annualized.

(b) Represents total commission paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged. This disclosure is required for fiscal years beginning on or after September 1, 1995.

See accompanying notes to financials

                    THE BROWN CAPITAL MANAGEMENT EQUITY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1997



NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER INFORMATION

The Brown Capital Management Equity Fund (the "Fund") is a diversified series of shares of beneficial interest of The Nottingham Investment Trust II (the "Trust"). The Trust, an open-ended investment company, was organized on October 18, 1990 as a Massachusetts Business Trust and is registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is to seek capital appreciation principally through investments in equity securities, such as common and preferred stocks and securities convertible into common stocks. The Fund began operations on August 11, 1992.

Pursuant to a plan approved by the Board of Trustees of the Trust, the existing single class of shares of the Fund was redesignated as the Institutional Class shares of the Fund on June 15, 1995 and an additional class of shares, the Investor Class shares, was authorized. To date, only Institutional Class shares have been issued by the Fund. The Institutional Class shares are sold without a sales charge and bear no distribution and service fees. The Investor Class shares will be subject to a maximum 3.50% sales charge and will bear distribution and service fees which may not exceed 0.50% of the Investor Class shares' average net assets annually. The following is a summary of significant accounting policies followed by the Fund.

A. Security Valuation - The Fund's investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. New York time on the day of valuation. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities for which market quotations are not readily available, if any, are valued by using an independent pricing service or by following procedures approved by the Board of Trustees. Short-term investments are valued at cost which approximates value.

B. Federal Income Taxes - No provision has been made for federal income taxes since it is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income to relieve it from all federal income taxes.

C. Investment Transactions - Investment transactions are recorded on the trade date. Realized gains and losses are determined using the specific identification cost method. Interest income is recorded daily on an accrual basis. Dividend income is recorded on the ex-dividend date.

D. Distributions to Shareholders - The Fund may declare dividends quarterly, payable in March, June, September and December, on a date selected by the Trust's Trustees. In addition, distributions may be made annually in December out of net realized gains through October 31 of that year. Distributions to shareholders are recorded on the ex-dividend date. The Fund may make a supplemental distribution subsequent to the end of its fiscal year ending March 31.

E. Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.



                                                                     (Continued)

                    THE BROWN CAPITAL MANAGEMENT EQUITY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1997



F. Repurchase Agreements - The Fund may acquire U. S. Government Securities or corporate debt securities subject to repurchase agreements. A repurchase agreement transaction occurs when the Fund acquires a security and simultaneously resells it to the vendor (normally a member bank of the Federal Reserve or a registered Government Securities dealer) for delivery on an agreed upon future date. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate earned by the Fund effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale typically will occur within one to five days of the purchase. The Fund will not enter into a repurchase agreement which will cause more than 10% of its net assets to be invested in repurchase agreements which extend beyond seven days. In the event of the bankruptcy of the other party to a repurchase agreement, the Fund could experience delays in recovering its cash or the securities lent. To the extent that in the interim the value of the securities purchased may have declined, the Fund could experience a loss. In all cases, the creditworthiness of the other party to a transaction is reviewed and found satisfactory by the Advisor. Repurchase agreements are, in effect, loans of Fund assets. The Fund will not engage in reverse repurchase transactions, which are considered to be borrowings under the Investment Company Act of 1940, as amended.


NOTE 2 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Pursuant to an investment advisory agreement, Brown Capital Management, Inc. (the "Advisor") provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. As compensation for its services, the Advisor receives a fee at the annual rate of 0.65% of the Fund's first $25 million of average daily net assets and 0.50% of average daily net assets over $25 million.

The Advisor intends to voluntarily waive all or a portion of its fee and reimburse expenses of the Fund to limit total Fund operating expenses to 1.20% of the average daily net assets of the Fund. There can be no assurance that the foregoing voluntary fee waivers or reimbursements will continue. The Advisor has voluntarily waived its fee amounting to $19,581 ($0.11 per share) and has voluntarily agreed to reimburse $45,950 of the Fund's operating expenses for the year ended March 31, 1997.

The Fund's administrator, The Nottingham Company (the "Administrator"), provides administrative services to and is generally responsible for the overall management and day-to-day operations of the Fund pursuant to an accounting and administrative agreement with the Trust. As compensation for its services, the Administrator receives a fee at the annual rate of 0.25% of the Fund's first $10 million of average daily net assets, 0.20% of the next $40 million of average daily net assets, 0.175% of the next $50 million of average daily net assets, and 0.15% of average daily net assets over $100 million. The Administrator also receives a monthly fee of $1,750 for accounting and recordkeeping services. Additionally, the Administrator charges the Fund for servicing of shareholder accounts and registration of the Fund's shares. The contract with the Administrator provides that the aggregate fees for the aforementioned administration, accounting and recordkeeping services shall not be less than $3,000 per month. The Administrator also charges the Fund for certain expenses involved with the daily valuation of portfolio securities.



                                                                     (Continued)

                    THE BROWN CAPITAL MANAGEMENT EQUITY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1997



Certain Trustees and officers of the Trust are also officers of the Advisor, the distributor or the Administrator.

At March 31, 1997, the Advisor and its officers held 9241 shares or 3.49% of the Fund shares outstanding.


NOTE 3 - PURCHASES AND SALES OF INVESTMENTS

Purchases  and  sales  of  investments,   other  than  short-term   investments,
aggregated $3,277,776 and $915,583, respectively, for the year ended March 31, 1997.

INDEPENDENT AUDITORS' REPORT


To the Board of Trustees and Shareholders of The Nottingham Investment Trust II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The Brown Capital Management Equity Fund (a portfolio of The Nottingham Investment Trust II) as of March 31, 1997, and the related statements of operations and changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended March 31, 1996 and the financial highlights for the four years in the period ended March 31, 1996 were audited by other auditors, whose reports thereon dated May 14, 1996, expressed an unqualified opinion.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of March 31, 1997 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 1997 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Brown Capital Management Equity Fund as of March 31, 1997, the results of its operations, the changes in its net assets and its financial highlights for the year then ended in conformity with generally accepted accounting principles.




/S/ DELOITTE & TOUCHE LLP

Pittsburgh, Pennsylvania
April 25, 1997

                         Brown Capital Management Funds
                          105 North Washington Street
                               Post Office Box 69
                     Rocky Mount, North Carolina 27802-0069



Telephone 919-972-9922
U.S. WATTS 800-525 FUND
Facsimile 919-442-4226



May 16, 1997


Dear  Shareholder:

Some of the best investment letters and commentary I have read didn't seem like the typical investment "stuff" at all. They weren't boring or dull or filled with jargon. In fact, they were unconventional and told an interesting and compelling story that interwove effortlessly, like a spider weaving a beautiful web, pearls of investment wisdom and insight.

Each quarter in our investment letter we share our thoughts regarding the economy, financial markets, and investment strategy. We very seldom receive any feedback. However, our mid 1994 letter, with the captions - - what we know, what we know for sure, what we think we know, and what we don't know - - prompted a rousing favorable response. Why? Perhaps, although it did not tell a story, it did weave a web of investment wisdom and insight in an unconventional and interesting way. With two of the best back-to-back years in the stock market since the 70% increase of 1975/76, perhaps we can be a little unconventional once again in our portfolio letter. Interestingly, there is a close comparison between the 1975/76 period of 37.2% and 23.8% respectively to the 1995/96 period of 37.4% and 23% respectively. The closeness of the numbers is almost scary. So much for the once upon a time . . . Now for the pearls of investment wisdom and insight.

Paraphrasing, Warren Buffet once said that what you want to do in investing is wait for the right pitch, and when the fielders are asleep, step up to the plate and hit it! The problem with this market now is all the fielders are awake, and the pitcher is not throwing an intentional walk. Thus, it is going to be tougher to drive in that winning run. We are firmly convinced of three things with respect to fiscal 1998. First, the absolute magnitude of the runs, i.e. stock market returns, will be much less than the last two years. Second, the gap between stock market returns and bond market returns will be much narrower, but stocks will have a definite edge. Third, we can maintain our competitive edge, in a tougher, more volatile, and less forgiving environment, which we believe will characterize fiscal 1998.

We are at a critical stage in the financial markets in our opinion. Some of the best investment minds on Wall Street have reached diametrically opposed conclusions concerning the prospects for the stock market. One camp is saying it is "overvalued", and the other, with equal conviction, is saying it is "fairly valued". Why? The difference lies in their underlying assumptions. The overvalued camp believes that the economy will pick up steam, inflation will rise, the Federal Reserve will tighten and drive up interest rates, and the stock market will have a significant correction. The fairly valued camp believes that the economy will have modest growth, 2 - 2.5% real GDP, modest inflation 3
- 3.5%, the Federal Reserve will not intervene, corporate profits will increase moderately, 8 - 10%, P/E's will neither expand nor contract, and the stock market will rise in line with the earnings increase. This is what makes markets! We are solidly in the latter camp. It is noteworthy, that neither camp is arguing that the market is cheap. We agree. If current interest rate levels persist or decline slightly, which is what we expect, our valuation work confirms our market outlook. More importantly, and offering additional comfort, is that more than 90% of the companies we own or have an investment interest in offer potential returns greater than the market , based on our valuation work.

The "fear of heights" certainly comes into play in the current market environment. One only has to look to this past July to get a glimpse of how nasty things can get when perceptions and sentiments change abruptly. In July, when the sentiment shifted to a heating up of the economy followed by a rise in interest rates, the S&P 500 Index declined 5.2% and the Russell 2000 Index lost 9% of its value.

Looking ahead, we will concentrate on, refine, and improve upon the things that have given us the competitive performance edge in the past. These can be briefly summarized as follows: (1) A research driven, bottoms-up approach to selecting companies, (2) Maintain superior portfolio characteristics - - prospective earnings per share growth, profitability - - and pay less, or not too much more than the market on 12 month forward estimated earnings, i.e. a lot of "bang for the buck", and (3) Keep the portfolio "freshened-up" with securities that are not only attractively valued with good potential upside, but with greater upside than the market. As the character in Forrest Gump said after going through the long list of shrimp recipes: bubble gum shrimp, popcorn shrimp . . . - - "and that's about it." This is our winning strategy.

For your convenience, each of the funds now has a NASDAQ ticker symbol which can be used to obtain NAV numbers from your broker as well as various electronic medians. The symbols are as follows:

                        The Brown Capital Equity Fund - BCEIX
                        The Brown Capital Balanced Fund - BCBIX
                        The Brown Capital Small Fund - BCSIX




Sincerely,

/s/ Eddie C. Brown

Eddie C. Brown

                   THE BROWN CAPITAL MANAGEMENT BALANCED FUND
                    Performance Update - $10,000 Investment
            For the period from September 30, 1992 to March 31, 1997

                                   BCM Balanced   75% S&P/25% Lehman
              30-Sep-92               10,000.00            10,000.00
              31-Dec-92               10,579.00            10,380.00
              31-Mar-93               10,774.00            10,840.00
              30-Jun-93               10,779.00            10,959.00
              30-Sep-93               11,208.00            11,262.00
              31-Dec-93               11,611.00            11,450.00
              31-Mar-94               11,297.00            11,034.00
              30-Jun-94               11,168.00            11,036.00
              30-Sep-94               11,644.00            11,459.00
              31-Dec-94               11,468.00            11,467.00
              31-Mar-95               12,195.00            12,456.00
              30-Jun-95               13,417.00            13,559.00
              30-Sep-95               14,593.00            14,456.00
              31-Dec-95               14,880.00            15,285.00
              31-Mar-96               15,493.00            15,859.00
              30-Jun-96               15,887.00            16,445.00
              30-Sep-96               16,339.00            16,912.00
              31-Dec-96               16,938.00            18,159.00
              31-Mar-97               16,579.00            18,529.00

This graph depicts the performance of The Brown Capital Management Balanced Fund versus a combined index of 75% S&P 500 w/Income Index and 25% Lehman Government/Corporate Bond Index. It is important to note The Brown Capital Management Balanced Fund is a professionally managed mutual fund while the indexes are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

Average Annual Total Return

------------------------------------------------------

 Since Inception       One Year        Three Years

------------------------------------------------------

      11.89%             7.01%            13.64%

------------------------------------------------------

The graph assumes an initial $10,000 investment at September 30, 1992. All dividends and distributions are reinvested.

At March 31, 1997, the Fund would have grown to $16,579 - total investment return of 65.79% since September 30, 1992.

At March 31, 1997, a similar investment in a combined index of 75% S&P 500 w/Income and 25% Lehman Government/Corporate Bond Index would have grown to $18,529 - total investment return of 85.29% since September 30, 1992.

Past performance is not a guarantee of future performance. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than the original cost. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.

                        THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                                 PORTFOLIO OF INVESTMENTS

                                      March 31, 1997
-----------------------------------------------------------------------------------------
                                                                             Value
                                                              Shares        (note 1)
-----------------------------------------------------------------------------------------

COMMON STOCKS - 66.43%

   Biopharmaceuticals - 1.44%
   (a)Amgen, Inc.                                                1,000        $55,875
                                                                 -----        -------

   Chemicals - 1.04%
      Hanna (M.A.) Company                                       1,900         40,375
                                                                 -----         ------

   Commercial Services - 1.97%
      Equifax, Inc.                                              2,800         76,300
                                                                 -----         ------

   Computers - 3.70%
   (a)EMC Corporation                                            2,400         84,600
      Hewlett-Packard Company                                    1,100         58,575
                                                                 -----         ------
                                                                              143,175
                                                                              -------
   Computer Software & Services - 8.04%
   (a)Cisco Systems, Inc.                                        2,000         96,250
   (a)Microsoft Corporation                                        500         45,844
   (a)Oracle Corporation                                         1,525         58,808
   (a)Sterling Commerce, Inc.                                    2,111         61,219
   (a)Sterling Software, Inc.                                    1,800         49,725
                                                                 -----         ------
                                                                              311,846
                                                                              -------
   Electrical Equipment - 3.43%
      Belden, Inc.                                               2,200         78,650
      Honeywell, Inc.                                              800         54,300
                                                                   ---         ------
                                                                              132,950
                                                                              -------
   Electronics - 3.48%
      General Electric Company                                     600         59,550
   (a)Solectron Corporation                                      1,500         75,188
                                                                 -----         ------
                                                                              134,738
                                                                              -------
   Electronics - Semiconductor - 1.44%
      Intel Corporation                                            400         55,650
                                                                   ---         ------

   Entertainment - 2.82%
      Carnival Corporation                                       2,950        109,150
                                                                 -----        -------

   Financial Services - 4.22%
      Green Tree Financial Corporation                           2,200         74,250
      T. Rowe Price Associates                                   2,400         89,100
                                                                 -----         ------
                                                                              163,350
                                                                              -------
   Financial - Banks, Money Center - 2.73%
      Chase Manhattan Corporation                                1,128        105,609
                                                                 -----        -------

   Household Products & Housewares - 2.25%
      Newell Company                                             2,600         87,100
                                                                 -----         ------



                                                                          (Continued)

                        THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                                 PORTFOLIO OF INVESTMENTS

                                      March 31, 1997
------------------------------------------------------------------------------------------
                                                                             Value
                                                              Shares        (note 1)
------------------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

   Insurance - Life & Health - 1.83%
      AFLAC, Inc.                                                1,825        $70,947
                                                                 -----        -------

   Medical - Hospital Management & Service - 3.17%
   (a)Health Care and Retirement Corporation                     2,125         61,094
      United Healthcare Corporation                              1,300         61,912
                                                                 -----         ------
                                                                              123,006
                                                                              -------
   Medical Supplies - 0.68%
      Johnson & Johnson                                            500         26,437
                                                                   ---         ------

   Packaging & Containers - 1.48%
      Illinois Tool Works, Inc.                                    700         57,400
                                                                   ---         ------

   Pharmaceuticals - 4.83%
   (a)Alza Corporation                                           1,100         30,250
      Cardinal Health, Inc.                                      1,650         89,719
   (a)R.P. Scherer Corporation                                   1,300         67,437
                                                                 -----         ------
                                                                              187,406
                                                                              -------
   Real Estate - 1.81%
      The Rouse Company                                          2,400         70,200
                                                                 -----         ------

   Real Estate Investment Trust - 1.97%
      Post Properties, Inc.                                      2,000         76,250
                                                                 -----         ------

   Restaurants & Food Service - 3.87%
   (a)The Cheesecake Factory                                     3,350         66,162
      Cracker Barrel Old Country Store, Inc.                     3,200         83,600
                                                                 -----         ------
                                                                              149,762
                                                                              -------
   Retail - Apparel - 1.47%
      Nordstrom, Inc.                                            1,500         56,813
                                                                 -----         ------

   Retail - Department Stores - 1.84%
      Dollar General Corporation                                 2,287         71,469
                                                                 -----         ------

   Retail - Grocery - 1.64%
      Casey's General Stores, Inc.                               3,300         63,525
                                                                 -----         ------

   Retail - Specialty Line - 3.32%
      Fastenal Company                                           1,000         35,000
      Home Depot, Inc.                                           1,750         93,625
                                                                 -----         ------
                                                                              128,625
                                                                              -------
   Utilities - Gas - 1.96%
      MCN Corporation                                            2,700         75,937
                                                                 -----         ------

   Total Common Stocks (Cost $2,001,511)                                    2,573,895
                                                                            ---------

                                                                          (Continued)

                        THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                                 PORTFOLIO OF INVESTMENTS

                                      March 31, 1997


------------------------------------------------------------------------------------------
                                                  Interest   Maturity        Value
                                        Principal  Rate        Date         (note 1)
------------------------------------------------------------------------------------------

U. S. GOVERNMENT OBLIGATIONS - 9.87%
      United States Treasury Note       $20,000    6.250%     08/15/23        $17,716
      United States Treasury Note        70,000    6.375%     07/15/99         69,841
      United States Treasury Note        90,000    6.375%     08/15/02         88,425
      United States Treasury Note       100,000    7.500%     02/15/05        103,500
      United States Treasury Note       100,000    7.750%     01/31/00        102,922
                                        -------    -----      --------        -------

   Total U.S. Government Obligations (Cost $381,653)                          382,404
                                                                              -------

CORPORATE OBLIGATIONS - 11.13%

      Alabama Power Company              15,000    7.750%     02/01/23         14,393
      Boston Edison Company              40,000    7.800%     05/15/10         39,041
      Chase Manhattan Corporation        30,000    6.500%     08/01/05         28,425
      Chesapeake & Potomac Telephone of  50,000    7.250%     06/01/12         48,875
      Citicorp                           15,000    7.125%     06/01/03         14,890
      Colgate Palmolive Company          50,000    7.150%     11/29/11         47,027
      Ford Motor Credit Corporation      40,000    7.250%     09/01/10         39,600
      ITT Corporation                    50,000    7.375%     11/15/15         45,750
      Nationsbank Corporation            15,000    6.875%     02/15/05         14,528
      Rouse Company                      10,000    8.500%     01/15/03          9,806
      The Walt Disney Company            50,000    7.500%     09/30/11         49,205
      Time Warner, Inc.                  20,000    9.150%     02/01/23         21,125
      U. S. F. & G. Corporation          60,000    7.750%     06/01/05         58,500
                                         ------    -----      --------        -------

   Total Corporate Obligations (Cost $439,432)                                431,165
                                                                              -------

REPURCHASE AGREEMENT (b)  - 11.64%
      Wachovia Bank, \
      dated March 31, 1997               450,981    5.300%     04/01/97       450,981
      (Cost $450,981)                                                         -------

Total Value of Investments (Cost $3,273,577 (c))                 99.07%     3,838,445
Other Assets Less Liabilities                                     0.93%        36,208
                                                                  ----      ---------
   Net Assets                                                   100.00%    $3,874,653
                                                                ======     ==========

(a)  Non-income producing investment.

(b) The repurchase agreement is fully collateralized by U. S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other funds administered by The Nottingham Company (Note 1).

(c) Aggregate cost for federal income tax purposes is $3,282,109. Unrealized appreciation (depreciation) of investments for federal income tax purposes is as follows:

      Unrealized appreciation                                                $558,470
      Unrealized depreciation                                                  (2,134)
                                                                            ----------
                                        Net unrealized appreciation          $556,336
                                                                            ==========

See accompanying notes to financial statements

                   THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                      STATEMENT OF ASSETS AND LIABILITIES

                                 March 31, 1997


ASSETS
   Investments, at value (cost $2,822,596)                         $3,387,464
   Repurchase agreement, at value (cost $450,981)                     450,981
   Cash                                                                27,845
   Income receivable                                                   15,032
   Prepaid expenses                                                        41
   Due from advisor (note 2)                                            9,223
   Other assets                                                         1,523
                                                                  -----------
      Total assets                                                  3,892,109
                                                                  -----------
LIABILITIES
   Accrued expenses                                                     3,100
   Payable for investment purchases                                    14,356
                                                                  -----------
      Total liabilities                                                17,456
                                                                  -----------
NET ASSETS
   (applicable to 284,896 Institutional Class Shares               $3,874,653
    outstanding; unlimited shares of no par value                 ===========
    beneficial interest authorized)

NET ASSET VALUE, REDEMPTION AND OFFERING PRICE
   PER INSTITUTIONAL CLASS SHARE
   ($3,874,653 \ 284,896 shares)                                       $13.60
                                                                  ===========
NET ASSETS CONSIST OF
   Paid-in capital                                                 $3,309,654
   Undistributed net investment income                                    108
   Undistributed net realized gain on investments                          23
   Net unrealized appreciation on investments                         564,868
                                                                  -----------
                                                                   $3,874,653
                                                                  ===========




















See accompanying notes to financial statements

                   THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                            STATEMENT OF OPERATIONS

                           Year ended March 31, 1997


INVESTMENT INCOME

   Income
      Interest                                                         $76,375
      Dividends                                                         27,320
                                                                   -----------
         Total income                                                  103,695
                                                                   -----------
   Expenses
      Investment advisory fees (note 2)                                 24,852
      Fund administration fees (note 2)                                  9,558
      Custody fees                                                       7,580
      Registration and filing administration fees (note 2)               5,551
      Fund accounting fees (note 2)                                     21,000
      Audit fees                                                         9,591
      Legal fees                                                         3,505
      Securities pricing fees                                            3,613
      Shareholder recordkeeping fees                                       384
      Other fees                                                           524
      Shareholder servicing expenses                                     2,919
      Registration and filing expenses                                   6,562
      Printing expenses                                                  2,440
      Trustee fees and meeting expenses                                  6,752
      Other operating expenses                                           3,955
                                                                   -----------
         Total expenses                                                108,786
                                                                   -----------
         Less:
            Expense reimbursements (note 2)                            (38,061)
            Investment advisory fees waived (note 2)                   (24,852)
                                                                   -----------
         Net expenses                                                   45,873
                                                                   -----------
            Net investment income                                       57,822
                                                                   -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS

   Net realized gain from investment transactions                      105,701
   Increase in unrealized appreciation on investments                  104,335
                                                                   -----------
      Net realized and unrealized gain on investments                  210,036
                                                                   -----------
         Net increase in net assets resulting from operations         $267,858
                                                                   ===========








See accompanying notes to financial statements


                                 THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                                    STATEMENTS OF CHANGES IN NET ASSETS



-----------------------------------------------------------------------------------------------------------
                                                                               Year ended      Year ended
                                                                               March 31,       March 31,
                                                                                  1997            1996
-----------------------------------------------------------------------------------------------------------

INCREASE IN NET ASSETS

  Operations
     Net investment income                                                         $57,822         $26,267
     Net realized gain from investment transactions                                105,701         313,572
     Increase in unrealized appreciation on investments                            104,335         298,606
                                                                                   -------         -------
        Net increase in net assets resulting from operations                       267,858         638,445
                                                                                   -------         -------

  Distributions to shareholders from
     Net investment income                                                         (58,004)        (26,177)
     Net realized gain from investment transactions                               (249,637)       (176,122)
                                                                                  --------        --------
        Decrease in net assets resulting from distributions                       (307,641)       (202,299)
                                                                                  --------        --------

  Capital share transactions
     Increase in net assets resulting from capital share transactions (a)          595,122         586,962
                                                                                   -------         -------

           Total increase in net assets                                            862,980       1,023,108

NET ASSETS

  Beginning of year                                                              3,319,314       2,296,206
                                                                                 ---------       ---------

  End of year (including undistributed net investment income                    $3,874,653      $3,319,314
               of $108 in 1997 and $290 in 1996)                                ==========      ==========



(a) A summary of capital share activity follows:

                                              ------------------------------------------------------------
                                                        Year ended                        Year ended
                                                       March 31, 1997                   March 31, 1996
                                              ------------------------------------------------------------
                                                   Shares          Value           Shares          Value
                                                  ---------      ---------       ---------       ---------
Shares sold                                          69,993       $990,406          43,696        $598,095
Shares issued for reinvestment
  of distributions                                   22,002        306,322          14,886         201,651
                                                     ------        -------          ------         -------
                                                     91,995      1,296,728          58,582         799,746

Shares redeemed                                     (48,277)      (701,606)        (16,078)       (212,784)
                                                    -------       --------         -------        --------
  Net increase                                       43,718       $595,122          42,504        $586,962
                                                     ======       ========          ======        ========






See accompanying notes to financial statements

                                      THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                                                 FINANCIAL HIGHLIGHTS

                                   (For a Share Outstanding Throughout the Period)

---------------------------------------------------------------------------------------------------------------------
                                                                                                              For the
                                                                                                          period from
                                                                                                      August 11, 1992
                                                                                                         (commencement
                                                  Year ended   Year ended    Year ended     Year ended  of operations)
                                                    March 31,    March 31,     March 31,      March 31,    to March 31,
                                                        1997         1996          1995           1994           1993
---------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period                  $13.76       $11.56        $11.02         $10.62         $10.00

   Income from investment operations
      Net investment income                             0.21         0.12          0.10           0.08           0.04
      Net realized and unrealized gain on investm       0.76         2.98          0.77           0.43           0.62
                                                        ----         ----          ----           ----           ----
         Total from investment operations               0.97         3.10          0.87           0.51           0.66
                                                        ----         ----          ----           ----           ----

   Distributions to shareholders from
      Net investment income                            (0.21)       (0.12)        (0.11)         (0.08)         (0.04)
      Net realized gain from investment transacti      (0.92)       (0.78)        (0.22)         (0.03)          0.00
                                                       -----        -----         -----          -----           ----
         Total distributions                           (1.13)       (0.90)        (0.33)         (0.11)         (0.04)
                                                       -----        -----         -----          -----          -----

Net asset value, end of period                        $13.60       $13.76        $11.56         $11.02         $10.62
                                                      ======       ======        ======         ======         ======

Total return                                            7.01 %      27.04 %        8.04 %         4.78 %         6.60 %
                                                        ====        =====          ====           ====           ====

Ratios/supplemental data
   Net assets, end of period                      $3,874,653   $3,319,314    $2,296,206     $1,187,697       $761,645
                                                  ==========   ==========    ==========     ==========       ========

   Ratio of expenses to average net assets
      Before expense reimbursements and waived fees     2.85 %       3.50 %        5.43 %         6.44 %         9.56 % (a)
      After expense reimbursements and waived fees      1.20 %       1.59 %        2.00 %         2.00 %         1.58 % (a)

   Ratio of net investment income (loss) to average net assets
      Before expense reimbursements and waived fe      (0.13)%      (0.97)%       (2.44)%        (3.69)%        (7.13)% (a)
      After expense reimbursements and waived fee       1.51 %       0.94 %        1.00 %         0.74 %         0.85 % (a)

   Portfolio turnover rate                             45.58 %      43.59 %        9.51 %        28.56 %        20.90 %

   Average broker commissions per share (b)            $0.05


(a   Annualized.

(b)  Represents  total  commission  paid on portfolio  securities  divided by total portfolio shares purchased or sold on which commissions were charged.  This disclosure is required for fiscal years  beginning on or after September 1,
     1995.

See accompanying notes to financial statements

                   THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1997



NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER INFORMATION

The Brown Capital Management Balanced Fund (the "Fund") is a diversified series of shares of beneficial interest of The Nottingham Investment Trust II (the "Trust"). The Trust, an open-ended investment company, was organized on October 18, 1990 as a Massachusetts Business Trust and is registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is to provide its shareholders with a maximum total return consisting of any combination of capital appreciation by investing in a flexible portfolio of equity securities, fixed income securities and money market instruments. The Fund began operations on August 11, 1992.

Pursuant to a plan approved by the Board of Trustees of the Trust, the existing single class of shares of the Fund was redesignated as the Institutional Class shares of the Fund on June 15, 1995 and an additional class of shares, the Investor Class shares, was authorized. To date, only Institutional Class shares have been issued by the Fund. The Institutional Class shares are sold without a sales charge and bear no distribution and service fees. The Investor Class shares will be subject to a maximum 3.50% sales charge and will bear distribution and service fees which may not exceed 0.50% of the Investor Class shares' average net assets annually. The following is a summary of significant accounting policies followed by the Fund.

A. Security Valuation - The Fund's investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. New York time on the day of valuation. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities for which market quotations are not readily available, if any, are valued by using an independent pricing service or by following procedures approved by the Board of Trustees. Short-term investments are valued at cost which approximates value.

B. Federal Income Taxes - The Fund is considered a personal holding company as defined under Section 542 of the Internal Revenue Code since 50% of the value of the Fund's shares were owned directly or indirectly by five or fewer individuals at certain times during the last half of the year. As a personal holding company, the Fund is subject to federal income taxes on undistributed personal holding company income at the maximum individual income tax rate. No provision has been made for federal income taxes since substantially all taxable income has been distributed to shareholders. It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income to relieve it from all federal income taxes.

C. Investment Transactions - Investment transactions are recorded on the trade date. Realized gains and losses are determined using the specific identification cost method. Interest income is recorded daily on an accrual basis. Dividend income is recorded on the ex-dividend date.

D. Distributions to Shareholders - The Fund may declare dividends quarterly, payable in March, June, September and December, on a date selected by the Trust's Trustees. In addition, distributions may be made annually in December out of net realized gains through October 31 of that year. Distributions to shareholders are recorded on the ex-dividend date. The Fund may make a supplemental distribution subsequent to the end of its fiscal year ending March 31.


                                                                     (Continued)

                   THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1997



E. Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

F. Repurchase Agreements - The Fund may acquire U. S. Government Securities or corporate debt securities subject to repurchase agreements. A repurchase agreement transaction occurs when the Fund acquires a security and simultaneously resells it to the vendor (normally a member bank of the Federal Reserve or a registered Government Securities dealer) for delivery on an agreed upon future date. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate earned by the Fund effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale typically will occur within one to five days of the purchase. The Fund will not enter into a repurchase agreement which will cause more than 10% of its net assets to be invested in repurchase agreements which extend beyond seven days. In the event of the bankruptcy of the other party to a repurchase agreement, the Fund could experience delays in recovering its cash or the securities lent. To the extent that in the interim the value of the securities purchased may have declined, the Fund could experience a loss. In all cases, the creditworthiness of the other party to a transaction is reviewed and found satisfactory by the Advisor. Repurchase agreements are, in effect, loans of Fund assets. The Fund will not engage in reverse repurchase transactions, which are considered to be borrowings under the Investment Company Act of 1940, as amended.


NOTE 2 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Pursuant to an investment advisory agreement, Brown Capital Management, Inc. (the "Advisor") provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. As compensation for its services, the Advisor receives a fee at the annual rate of 0.65% of the Fund's first $25 million of average daily net assets and 0.50% of average daily net assets over $25 million.

Currently, the Fund does not offer its shares for sale in states which require limitations to be placed on its expenses. The Advisor intends to voluntarily waive all or a portion of its fee and reimburse expenses of the Fund to limit total Fund operating expenses to 1.20% of the average daily net assets of the Fund. There can be no assurance that the foregoing voluntary fee waivers or reimbursements will continue. The Advisor has voluntarily waived its fee amounting to $24,852 ($0.09 per share) and has voluntarily agreed to reimburse $38,061 of the Fund's operating expenses for the year ended March 31, 1997.

The Fund's administrator, The Nottingham Company (the "Administrator"), provides administrative services to and is generally responsible for the overall management and day-to-day operations of the Fund pursuant to an accounting and administrative agreement with the Trust. As compensation for





                                                                     (Continued)

                   THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1997



its services, the Administrator receives a fee at the annual rate of 0.25% of the Fund's first $10 million of average daily net assets, 0.20% of the next $40 million of average daily net assets, 0.175% of the next $50 million of average daily net assets, and 0.15% of average daily net assets over $100 million. The Administrator also receives a monthly fee of $1,750 for accounting and recordkeeping services. Additionally, the Administrator charges the Fund for servicing of shareholder accounts and registration of the Fund's shares. The contract with the Administrator provides that the aggregate fees for the aforementioned administration, accounting and recordkeeping services shall not be less than $3,000 per month. The Administrator also charges the Fund for certain expenses involved with the daily valuation of portfolio securities.

Certain Trustees and officers of the Trust are also officers of the Advisor, the distributor or the Administrator.

At March 31, 1997, the Advisor and its officers held 18,053 shares or 6.34% of the Fund shares outstanding.


NOTE 3 - PURCHASES AND SALES OF INVESTMENTS

Purchases  and  sales  of  investments,   other  than  short-term   investments,
aggregated $1,836,840 and $1,496,608, respectively, for the year ended March 31, 1997.

INDEPENDENT AUDITORS' REPORT


To the Board of Trustees and Shareholders of The Nottingham Investment Trust II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The Brown Capital Management Balanced Fund (a portfolio of The Nottingham Investment Trust II) as of March 31, 1997, and the related statements of operations and changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended March 31, 1996 and the financial highlights for the four years in the period ended March 31, 1996 were audited by other auditors, whose reports thereon dated May 14, 1996, expressed an unqualified opinion.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of March 31, 1997 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 1997 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Brown Capital Management Balanced Fund as of March 31, 1997, the results of its operations, the changes in its net assets and its financial highlights for the year then ended in conformity with generally accepted accounting principles.




/S/ DELOITTE & TOUCHE LLP

Pittsburgh, Pennsylvania
April 25, 1997

                         Brown Capital Management Funds
                          105 North Washington Street
                               Post Office Box 69
                     Rocky Mount, North Carolina 27802-0069



Telephone 919-972-9922
U.S. WATTS 800-525 FUND
Facsimile 919-442-4226



May 16, 1997


Dear  Shareholder:

Some of the best investment letters and commentary I have read didn't seem like the typical investment "stuff" at all. They weren't boring or dull or filled with jargon. In fact, they were unconventional and told an interesting and compelling story that interwove effortlessly, like a spider weaving a beautiful web, pearls of investment wisdom and insight.

Each quarter in our investment letter we share our thoughts regarding the economy, financial markets, and investment strategy. We very seldom receive any feedback. However, our mid 1994 letter, with the captions - - what we know, what we know for sure, what we think we know, and what we don't know - - prompted a rousing favorable response. Why? Perhaps, although it did not tell a story, it did weave a web of investment wisdom and insight in an unconventional and interesting way. With two of the best back-to-back years in the stock market since the 70% increase of 1975/76, perhaps we can be a little unconventional once again in our portfolio letter. Interestingly, there is a close comparison between the 1975/76 period of 37.2% and 23.8% respectively to the 1995/96 period of 37.4% and 23% respectively. The closeness of the numbers is almost scary. So much for the once upon a time . . . Now for the pearls of investment wisdom and insight.

Paraphrasing, Warren Buffet once said that what you want to do in investing is wait for the right pitch, and when the fielders are asleep, step up to the plate and hit it! The problem with this market now is all the fielders are awake, and the pitcher is not throwing an intentional walk. Thus, it is going to be tougher to drive in that winning run. We are firmly convinced of three things with respect to fiscal 1998. First, the absolute magnitude of the runs, i.e. stock market returns, will be much less than the last two years. Second, the gap between stock market returns and bond market returns will be much narrower, but stocks will have a definite edge. Third, we can maintain our competitive edge, in a tougher, more volatile, and less forgiving environment, which we believe will characterize fiscal 1998.

We are at a critical stage in the financial markets in our opinion. Some of the best investment minds on Wall Street have reached diametrically opposed conclusions concerning the prospects for the stock market. One camp is saying it is "overvalued", and the other, with equal conviction, is saying it is "fairly valued". Why? The difference lies in their underlying assumptions. The overvalued camp believes that the economy will pick up steam, inflation will rise, the Federal Reserve will tighten and drive up interest rates, and the stock market will have a significant correction. The fairly valued camp believes that the economy will have modest growth, 2 - 2.5% real GDP, modest inflation 3
- 3.5%, the Federal Reserve will not intervene, corporate profits will increase moderately, 8 - 10%, P/E's will neither expand nor contract, and the stock market will rise in line with the earnings increase. This is what makes markets! We are solidly in the latter camp. It is noteworthy, that neither camp is arguing that the market is cheap. We agree. If current interest rate levels persist or decline slightly, which is what we expect, our valuation work confirms our market outlook. More importantly, and offering additional comfort, is that more than 90% of the companies we own or have an investment interest in offer potential returns greater than the market , based on our valuation work.

The "fear of heights" certainly comes into play in the current market environment. One only has to look to this past July to get a glimpse of how nasty things can get when perceptions and sentiments change abruptly. In July, when the sentiment shifted to a heating up of the economy followed by a rise in interest rates, the S&P 500 Index declined 5.2% and the Russell 2000 Index lost 9% of its value.

Looking ahead, we will concentrate on, refine, and improve upon the things that have given us the competitive performance edge in the past. These can be briefly summarized as follows: (1) A research driven, bottoms-up approach to selecting companies, (2) Maintain superior portfolio characteristics - - prospective earnings per share growth, profitability - - and pay less, or not too much more than the market on 12 month forward estimated earnings, i.e. a lot of "bang for the buck", and (3) Keep the portfolio "freshened-up" with securities that are not only attractively valued with good potential upside, but with greater upside than the market. As the character in Forrest Gump said after going through the long list of shrimp recipes: bubble gum shrimp, popcorn shrimp . . . - - "and that's about it." This is our winning strategy.

For your convenience, each of the funds now has a NASDAQ ticker symbol which can be used to obtain NAV numbers from your broker as well as various electronic medians. The symbols are as follows:

                        The Brown Capital Equity Fund - BCEIX
                        The Brown Capital Balanced Fund - BCBIX
                        The Brown Capital Small Fund - BCSIX




Sincerely,

/s/ Eddie C. Brown

Eddie C. Brown

                 THE BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND
                     Performance Update - $10,000 Investment
            For the period from September 30, 1992 to March 31, 1997

                       BCM Small Co  Russell 2000      NASDAQ Ind
          Sep-92          10,000.00     10,000.00       10,000.00
          Dec-92          11,033.00     11,456.00       11,677.00
          Mar-93          10,897.00     11,881.00       11,493.00
          Jun-93          10,872.00     12,096.00       11,750.00
          Sep-93          11,391.00     13,112.00       12,566.00
          Dec-93          11,666.00     13,404.00       12,980.00
          Mar-94          11,376.00     13,014.00       12,548.00
          Jun-94          10,680.00     12,455.00       11,503.00
          Sep-94          11,372.00     13,276.00       12,523.00
          Dec-94          12,221.00     12,977.00       12,142.00
          Mar-95          13,312.00     13,536.00       12,937.00
          Jun-95          14,384.00     14,758.00       14,305.00
          Sep-95          15,739.00     16,227.00       15,889.00
          Dec-95          16,372.00     16,558.00       15,637.00
          Mar-96          17,706.00     17,399.00       16,632.00
          Jun-96          18,431.00     18,294.00       18,041.00
          Sep-96          18,864.00     18,354.00       18,016.00
          Dec-96          19,169.00     19,290.00       18,068.00
          Mar-97          17,983.00     18,298.00       16,597.00

This graph depicts the performance of The Brown Capital Management Small Company Fund versus the Russell 2000 Index and the NASDAQ Industrials Index. It is important to note The Brown Capital Management Small Company Fund is a professionally managed mutual fund while the indexes are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

Average Annual Total Return

------------------------------------------------------

 Since Inception       One Year        Three Years

------------------------------------------------------

      13.92%             1.56%            16.49%

------------------------------------------------------

The graph assumes an initial $10,000 investment at September 30, 1992. All dividends and distributions are reinvested.

At March 31, 1997, the Fund would have grown to $17,983- total investment return of 79.83% since September 30, 1992.

At March 31, 1997, a similar investment in the Russell 2000 Index would have grown to $18,298- total investment return of 82.98% and the NASDAQ Industrials Index would have grown to $16,597 - total investment return of 65.97%, since September 30, 1992.

Past performance is not a guarantee of future performance. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than the original cost. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.

                 THE BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

                            PORTFOLIO OF INVESTMENTS

                                 March 31, 1997
--------------------------------------------------------------------------------
                                                                      Value
                                              Shares                 (note 1)
--------------------------------------------------------------------------------
COMMON STOCKS - 87.17%

   Advertising - 1.87%
   (a)Catalina Marketing Corporation              3,000               $121,875
                                                  -----               --------

   Building Materials - 1.45%
      Fastenal Company                            2,700                 94,500
                                                  -----                 ------

   Chemicals - 1.31%
   (a)Synthetech, Inc.                           11,200                 85,400
                                                 ------                 ------

   Commercial Services - 3.86%
   (a)ABR Information Services, Inc.              9,200                165,600
   (a)Quintiles Transnational Corporation         1,600                 86,200
                                                  -----                 ------
                                                                       251,800
                                                                       -------
   Computers - 0.89%
   (a)Bay Networks                                3,250                 57,688
                                                  -----                 ------

   Computer Software & Services - 35.09%
   (a)Acxiom Corporation                         12,800                184,000
   (a)Advent Software, Inc                        4,600                101,200
   (a)American Business Information, Inc.         8,200                159,900
      BGS Systems, Inc.                           3,300                 97,350
   (a)BISYS Group, Inc.                           3,900                122,850
   (a)BMC Software, Inc.                          4,800                221,400
   (a)CFI Proservices, Inc.                       6,900                117,300
   (a)Cerner Corporation                         10,500                137,812
   (a)Fair Isaac & Company, Inc.                  5,700                205,912
   (a)Hyperion Software Corporation               7,500                123,750
   (a)MDL Information Systems, Inc.               6,400                200,000
   (a)Network General Corporation                 7,700                165,550
   (a)Ovid Technologies, Inc.                       200                  1,450
      Paychex, Inc.                               1,050                 43,181
   (a)Parametric Technology Company               1,600                 72,200
   (a)Platinum Technology, Inc.                   5,600                 66,500
   (a)Quick Response Services, Inc.               2,800                 73,850
   (a)SPSS, Inc.                                  4,100                101,988
   (a)Structural Dynamics Research Corpora        4,400                 91,300
                                                  -----                 ------
                                                                     2,287,493
                                                                     ---------
   Electronics - 2.34%
   (a)Sanmina Corporation                         3,400                152,150
                                                  -----                -------

   Financial Services - 2.96%
      T. Rowe Price Associates                    5,200                193,050
                                                  -----                -------




                                                                   (Continued)

                THE BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

                            PORTFOLIO OF INVESTMENTS

                                 March 31, 1997

--------------------------------------------------------------------------------
                                                                      Value
                                              Shares                 (note 1)
--------------------------------------------------------------------------------
COMMON STOCKS - (Continued)

   Furniture & Home Appliances - 1.56%
      Juno Lighting, Incorporated                 6,400               $101,600
                                                  -----               --------

   Industrial Materials - Specialty - 0.26%
      Arden Industrial Products                   4,000                 16,750
                                                  -----                 ------

   Machine - Diversified - 4.76%
      Cognex Corporation                         10,200                193,800
      Flow International                         12,100                116,462
                                                 ------                -------
                                                                       310,262
   Medical Supplies - 14.90%
      Ballard Medical Products                    5,800                121,075
      Biomet, Inc.                                7,700                129,938
      Diagnostic Products Corporation             5,300                158,337
      Life Technologies, Inc.                     7,000                183,750
      Lynx Therapeutics Inc.                         81                    405
   (a)Molecular Dynamics, Inc.                    6,700                 98,825
   (a)PerSeptive Biosystem                       12,448                 98,028
   (a)TECNOL Medical Products, Inc.               3,400                 53,550
   (a)Techne Corporation                          5,500                127,188
                                                  -----                -------
                                                                       971,096
                                                                       -------
   Medical - Hospital Management & Service - 2.61%
   (a)Dendrite International, Inc.                8,600                 80,625
      HBO & Company                               1,890                 89,775
                                                  -----                 ------
                                                                       170,400
                                                                       -------
   Miscellaneous - Manufacturing - 0.77%
   (a)Panavision, Inc.                            2,900                 50,388
                                                  -----                 ------

   Pharmaceuticals - 3.57%
   (a)Alza Corporation                            8,400                231,000
   (a)Therapeutic Discovery Corp.                   150                  1,612
                                                    ---                  -----
                                                                       232,612
                                                                       -------
   Real Estate Investment Trust - 3.44%
      General Growth Properties                   2,500                 79,375
      Post Properties, Inc                        3,800                144,875
                                                  -----                -------
                                                                       224,250
                                                                       -------
   Restaurants & Food Service - 4.95%
   (a)Au Bon Pain Company, Inc.                  29,300                188,619
   (a)The Cheesecake Factory                      6,800                134,300
                                                  -----                -------
                                                                       322,919
                                                                       -------
   Retail - Specialty Line - 0.58%
   (a)Cosmetic Center, Inc.                       6,600                 37,950
                                                  -----                 ------




                                                                   (Continued)

                THE BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

                            PORTFOLIO OF INVESTMENTS

                                 March 31, 1997


--------------------------------------------------------------------------------
                                                                      Value
                                              Shares                 (note 1)
--------------------------------------------------------------------------------
COMMON STOCKS - (Continued)

   Warrants - 0.00%
   (a)Alza Corporation, expiration date De          150                    $23
   (a)PerSeptive Biosystems, Inc., expirat           27                     64
                                                     --                     --
                                                                            87

      Total Common Stocks (Cost $4,682,672)                          5,682,270
                                                                     ---------




                                               Principal
                                                 Amount
REPURCHASE AGREEMENT (b) - 0.19%
      Wachovia Bank, dated March 31, 1997       $12,360                 12,360
      6.50%, due April 1, 1997                  -------              ---------
      (Cost $12,360)


Total Value of Investments (Cost $4,695,032 (c))           87.36%   $5,694,630
Other Assets Less Liabilities                              12.64%      824,057
                                                           -----       -------
   Net Assets                                             100.00%   $6,518,687
                                                          ======    ==========




(a)  Non-income producing investment.

(b) The repurchase agreement is fully collateralized by U. S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other funds administered by The Nottingham Company (Note 1).

(c)  Aggregate  cost for financial  reporting and federal income tax purposes is
     the  same.  Unrealized  appreciation   (depreciation)  of  investments  for
     financial reporting and federal income tax purposes is as follows:


      Unrealized appreciation                                       $1,263,124
      Unrealized depreciation                                         (263,526)
                                                                    -----------
               Net unrealized appreciation                            $999,598
                                                                    ===========




See accompanying notes to financial statements

                THE BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

                      STATEMENT OF ASSETS AND LIABILITIES

                                 March 31, 1997


ASSETS
   Investments, at value (cost $4,695,032)                           $5,694,630
   Cash                                                               1,308,444
   Income receivable                                                      8,745
   Prepaid expenses                                                          37
   Due from advisor (note 2)                                              1,144
   Other assets                                                           1,569
                                                                     ----------
      Total assets                                                    7,014,569
                                                                     ----------
LIABILITIES
   Accrued expenses                                                       2,979
   Payable for investment purchases                                     492,903
                                                                     ----------
      Total liabilities                                                 495,882
                                                                     ----------
NET ASSETS
   (applicable to 434,182 Institutional Class Shares                 $6,518,687
    outstanding; unlimited shares of no par value                    ==========
    beneficial interest authorized)

NET ASSET VALUE, REDEMPTION AND OFFERING PRICE
   PER INSTITUTIONAL CLASS SHARE
   ($6,518,687 \ 434,182 shares)                                         $15.01
                                                                     ==========

NET ASSETS CONSIST OF
   Paid-in capital                                                   $5,584,824
   Accumulated net realized loss on investments                         (65,735)
   Net unrealized appreciation on investments                           999,598
                                                                     ----------
                                                                     $6,518,687
                                                                     ==========






















See accompanying notes to financial statements

                THE BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

                            STATEMENT OF OPERATIONS

                           Year ended March 31, 1997


INVESTMENT INCOME

   Income
      Interest                                                         $38,156
      Dividends                                                         22,288
      Miscellaneous                                                        527
                                                                    ----------
         Total income                                                   60,971
                                                                    ----------
   Expenses
      Investment advisory fees (note 2)                                 50,754
      Fund administration fees (note 2)                                 12,689
      Custody fees                                                       6,315
      Registration and filing administration fees (note 2)               5,637
      Fund accounting fees (note 2)                                     21,000
      Audit fees                                                         9,586
      Legal fees                                                         3,503
      Securities pricing fees                                            3,621
      Shareholder recordkeeping fees                                     1,258
      Shareholder servicing expenses                                     3,701
      Registration and filing expenses                                   6,617
      Printing expenses                                                  1,721
      Trustee fees and meeting expenses                                  6,752
      Other operating expenses                                           4,038
                                                                    ----------
         Total expenses                                                137,192
                                                                    ----------
         Less:
            Expense reimbursements (note 2)                            (10,610)
            Investment advisory fees waived (note 2)                   (50,549)
                                                                    ----------
         Net expenses                                                   76,033
                                                                    ----------
            Net investment loss                                        (15,062)
                                                                    ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

   Net realized loss from investment transactions                      (66,449)
   Increase in unrealized appreciation on investments                  105,168
                                                                    ----------
      Net realized and unrealized gain on investments                   38,719
                                                                    ----------
         Net increase in net assets resulting from operations          $23,657
                                                                    ==========








See accompanying notes to financial statements

                              THE BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

                                    STATEMENTS OF CHANGES IN NET ASSETS




----------------------------------------------------------------------------------------------------------
                                                                             Year ended      Year ended
                                                                             March 31,       March 31,
                                                                                1997            1996
----------------------------------------------------------------------------------------------------------

INCREASE IN NET ASSETS

  Operations
     Net investment loss                                                        $(15,062)       $(15,288)
     Net realized gain (loss) from investment transactions                       (66,449)        310,770
     Increase in unrealized appreciation on investments                          105,168         591,974
                                                                                 -------         -------
        Net increase in net assets resulting from operations                      23,657         887,456
                                                                                  ------         -------

  Distributions to shareholders from
     Net realized gain from investment transactions                             (121,632)       (232,386)
                                                                                --------        --------

  Capital share transactions
     Increase in net assets resulting from capital share transactions (a)      2,876,454         475,777
                                                                               ---------         -------

           Total increase in net assets                                        2,778,479       1,130,847

NET ASSETS

  Beginning of year                                                            3,740,208       2,609,361
                                                                               ---------       ---------

  End of year                                                                 $6,518,687      $3,740,208
                                                                              ==========      ==========



(a) A summary of capital share activity follows:

                                         ---------------------------------------------------------------
                                                    Year ended                       Year ended
                                                  March 31, 1997                   March 31, 1996
                                         ---------------------------------------------------------------
                                                 Shares          Value           Shares           Value
                                               ----------     ----------        --------        --------
Shares sold                                       215,413     $3,325,355          21,823        $309,573
Shares issued for reinvestment
  of distributions                                  7,902        121,296          16,876         232,386
                                                    -----        -------          ------         -------
                                                  223,315      3,446,651          38,699         541,959

Shares redeemed                                   (36,296)      (570,197)         (4,737)        (66,182)
                                                  -------       --------          ------         -------
  Net increase                                    187,019     $2,876,454          33,962        $475,777
                                                  =======     ==========          ======       =========









See accompanying notes to financial statements

                                         THE BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

                                                       FINANCIAL HIGHLIGHTS

                                         (For a Share Outstanding Throughout the Period)
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      For the
                                                                                                                    period from
                                                                                                                   July 23, 1992
                                                                                                                 (commencement
                                                       Year ended     Year ended     Year ended      Year ended  of operations)
                                                        March 31,      March 31,      March 31,      March 31,     to March 31,
                                                          1997           1996           1995            1994           1993
----------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period                        $15.13         $12.24         $10.69          $10.67         $10.00

   Income from investment operations
      Net investment loss                                    (0.03)         (0.06)         (0.06)          (0.11)         (0.03)
      Net realized and unrealized gain on investments         0.27           4.00           1.86            0.59           0.70
                                                              ----           ----           ----            ----           ----
         Total from investment operations                     0.24           3.94           1.80            0.48           0.67
                                                              ----           ----           ----            ----           ----
   Distributions to shareholders from
      Net realized gain from investment transactions         (0.36)         (1.05)         (0.25)          (0.46)          0.00
                                                             -----          -----          -----           -----           ----

Net asset value, end of period                              $15.01         $15.13         $12.24          $10.69         $10.67
                                                            ======         ======         ======          ======         ======

Total return                                                  1.56 %        33.00 %        16.95 %          4.39 %         6.70 %
                                                              ====          =====          =====            ====           ====

Ratios/supplemental data
   Net assets, end of period                            $6,518,687     $3,740,208     $2,609,361      $1,830,924     $1,225,645
                                                        ==========     ==========     ==========      ==========     ==========

   Ratio of expenses to average net assets
      Before expense reimbursements and waived fees           2.70 %         3.49 %         4.49 %          4.73 %         5.45 %(a)
      After expense reimbursements and waived fees            1.50 %         1.69 %         2.00 %          2.00 %         1.89 %(a)

   Ratio of net investment loss to average net assets
      Before expense reimbursements and waived fees         (1.50) %        (2.29)%        (3.38)%         (4.03)%        (4.42)%(a)
      After expense reimbursements and waived fees          (0.30) %        (0.50)%        (0.90)%         (1.34)%        (0.86)%(a)

   Portfolio turnover rate                                   13.39 %        23.43 %        32.79 %         23.47 %         4.14 %

   Average broker commission per share (b)                   $0.05

(a)  Annualized.

(b) Represents total commission paid on portfolio securities divided by total portfolio shares purchased or sold on which commisions were charged. This disclosure is required for fiscal years beginning on or after September 1, 1995.

See  accompanying  notes to financial statements

                 THE BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1997



NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER INFORMATION

The Brown Capital Management Small Company Fund (the "Fund") is a diversified series of shares of beneficial interest of The Nottingham Investment Trust II (the "Trust"). The Trust, an open-end investment company, was organized on October 18, 1990 as a Massachusetts Business Trust and is registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is to seek capital appreciation principally through investment in the equity securities of those companies with operating revenues of $250 million or less at the time of the initial investment. The Fund began operations on July 23, 1992.

Pursuant to a plan approved by the Board of Trustees of the Trust, the existing single class of shares of the Fund was redesignated as the Institutional Class shares of the Fund on June 15, 1995 and an additional class of shares, the Investor Class shares, was authorized. To date, only Institutional Class shares have been issued by the Fund. The Institutional Class shares are sold without a sales charge and bear no distribution and service fees. The Investor Class shares will be subject to a maximum 3.50% sales charge and will bear distribution and service fees which may not exceed 0.50% of the Investor Class shares' average net assets annually. The following is a summary of significant accounting policies followed by the Fund.

A. Security Valuation - The Fund's investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at 4:00 p.m., New York time on the day of valuation. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities for which market quotations are not readily available, if any, are valued by using an independent pricing service or by following procedures approved by the Board of Trustees. Short-term investments are valued at cost which approximates value.

B. Federal Income Taxes - No provision has been made for federal income taxes since it is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income to relieve it from all federal income taxes.

     As a result of the Fund's operating net investment loss, a reclassification adjustment of $15,062 has been made on the statement of assets and liabilities to decrease accumulated net investment loss, bringing it to zero, and decrease paid in capital.

C. Investment Transactions - Investment transactions are recorded on the trade date. Realized gains and losses are determined using the specific identification cost method. Interest income is recorded daily on the accrual basis. Dividend income is recorded on the ex-dividend date.

D. Distributions to Shareholders - The Fund generally declares dividends quarterly, payable in March, June, September and December, on a date selected by the Trust's Trustees. In addition, distributions may be made annually in December out of net realized gains through October 31 of that year. Distributions to shareholders are recorded on the ex-dividend date. The Fund may make a supplemental distribution subsequent to the end of its fiscal year ending March 31.



                                                                     (Continued)

                 THE BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1997



E. Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

F. Repurchase Agreements - The Fund may acquire U. S. Government Securities or corporate debt securities subject to repurchase agreements. A repurchase agreement transaction occurs when the Fund acquires a security and simultaneously resells it to the vendor (normally a member bank of the Federal Reserve or a registered Government Securities dealer) for delivery on an agreed upon future date. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate earned by the Fund effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale typically will occur within one to five days of the purchase. The Fund will not enter into a repurchase agreement which will cause more than 10% of its net assets to be invested in repurchase agreements which extend beyond seven days. In the event of the bankruptcy of the other party to a repurchase agreement, the Fund could experience delays in recovering its cash or the securities lent. To the extent that in the interim the value of the securities purchased may have declined, the Fund could experience a loss. In all cases, the creditworthiness of the other party to a transaction is reviewed and found satisfactory by the Advisor. Repurchase agreements are, in effect, loans of Fund assets. The Fund will not engage in reverse repurchase transactions, which are considered to be borrowings under the Investment Company Act of l940, as amended.


NOTE 2 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Pursuant to an investment advisory agreement, Brown Capital Management, Inc. (the "Advisor") provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. As compensation for its services, the Advisor receives a fee at the annual rate of 1.00% of the Fund's average daily net assets.

The Advisor intends to voluntarily waive all or a portion of its fee and reimburse expenses of the Fund to limit total Fund operating expenses to 1.50% of the average daily net assets of the Fund in future years. This reflects a reduction during the current year of the Advisor's voluntary expense limitation from 2.00% to 1.50% of the average daily net assets of the Fund. There can be no assurance that the foregoing voluntary fee waivers or reimbursements will continue. The Advisor has voluntarily waived its fee amounting to $50,549 ($0.16 per share) and has voluntarily agreed to reimburse $10,610 of the Fund's operating expenses for the year ended March 31, 1997.

The Fund's administrator, The Nottingham Company (the"Administrator"), provides administrative services to and is generally responsible for the overall management and day-to-day operations of the Fund pursuant to an accounting and administrative agreement with the Trust. As compensation for its services, the Administrator receives a fee at the annual rate of 0.25% of the Fund's first $10 million of average daily net assets, 0.20% of the next $40 million of average daily net assets, 0.175% of the next $50 million of average daily net assets, and 0.15% of average daily net assets over $100 million. The Administrator also receives a monthly fee of $1,750 for accounting and recordkeeping services. Additionally, the Administrator charges the Fund for servicing of shareholder accounts and


                                                                     (Continued)

                 THE BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1997



registration of the Fund's shares. The contract with the Administrator provides that the aggregate fees for the aforementioned administration, accounting and recordkeeping services shall not be less than $3,000 per month. The Administrator also charges the Fund for certain expenses involved with the daily valuation of portfolio securities.

Certain Trustees and officers of the Trust are also officers of the Advisor, the distributor or the Administrator.


NOTE 3 - PURCHASES AND SALES OF INVESTMENTS

Purchases  and  sales  of  investments,   other  than  short-term   investments,
aggregated $3,049,553 and $583,703, respectively, for the year ended March 31, 1997.


NOTE 4 - DISTRIBUTIONS TO SHAREHOLDERS

For federal income tax purposes, the Fund must report distributions from net realized gains from investment transactions that represent long-term capital gain to its shareholders. Of the total $0.36 per share of such distributions for the year ended March 31, 1997, all represent long-term capital gains. Shareholders should consult a tax advisor on how to report distributions for state and local income tax purposes.

INDEPENDENT AUDITORS' REPORT


To the Board of Trustees and Shareholders of The Nottingham Investment Trust II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The Brown Capital Management Small Company Fund (a portfolio of The Nottingham Investment Trust II) as of March 31, 1997, and the related statements of operations and changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended March 31, 1996 and the financial highlights for the four years in the period ended March 31, 1996 were audited by other auditors, whose reports thereon dated May 14, 1996, expressed an unqualified opinion.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of March 31, 1997 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 1997 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Brown Capital Management Small Company Fund as of March 31, 1997, the results of its operations, the changes in its net assets and its financial highlights for the year then ended in conformity with generally accepted accounting principles.




/S/ DELOITTE & TOUCHE LLP

Pittsburgh, Pennsylvania
April 25, 1997

                                     PART C

                       THE NOTTINGHAM INVESTMENT TRUST II

                                    FORM N1-A

                                OTHER INFORMATION

ITEM 24.     Financial Statements and Exhibits

       a)    Financial Statements:

             Financial Highlights are included in Part A for each series of the Registrant for the latest fiscal year. Annual Report for the fiscal year ended March 31, 1997 for each series of the Registrant is included in Part B. The financial statements for the WST Growth & Income Fund will be filed by amendment.

       b)    Exhibits

(1)  Declaration  of  Trust  -  Amended  and  Restated   Declaration  of  Trust;
     Incorporated by reference; filed 6/2/95

(2) By-Laws - Amended and Restated By-Laws; Incorporated by reference; filed 6/2/95

(3)  Not Applicable

(4)  Not Applicable - the series of the Registrant do not issue certificates

(5) (a) Investment Advisory Agreement for the Capital Value Fund - Incorporated by reference; filed on 10/29/90;
         Amendment to the Investment Advisory Agreement - Incorporated by reference; filed on 8/1/95

     (b) Investment Advisory Agreement for Investek Fixed Income Trust - Incorporated by reference; filed on 9/20/91

     (c) Investment Advisory Agreement for ZSA Social Conscience Fund - Incorporated by reference; filed on 4/26/94

     (d) Investment Advisory Agreement for ZSA Equity Fund - Incorporated by reference; filed on 5/22/92; Amended and Restated Investment Advisory Agreement - Incorporated by reference; filed 6/2/95

     (e)  Investment   Advisory  Agreement  for  ZSA  Asset  Allocation  Fund  -
          Incorporated by reference; filed on 5/22/92; Amendment to the Advisory Agreement - Incorporated by reference; filed 6/2/95

     (f) Investment Advisory Agreement for The Brown Capital Management Equity Fund - Incorporated by reference; filed on 5/27/92

     (g)  Investment   Advisory  Agreement  for  The  Brown  Capital  Management
          Balanced  Fund -  Incorporated  by  reference;  filed on  5/27/92

     (h) Investment Advisory Agreement for The Brown Capital Management Small Company Fund - Incorporated by reference; filed on 5/27/92

     (i)  Investment   Advisory  Agreement  for  WST  Growth  &  Income  Fund  -
          Incorporated  by  reference;  filed on  7/24/97

(6) (a) Distribution Agreement for Capital Value Fund - Incorporated by reference; filed on 8/1/95

     (b) Distribution Agreement for Investek Fixed Income Trust - Incorporated by reference; filed 7/12/96

     (c) Distribution Agreement for ZSA Social Conscience Fund - Incorporated by reference; filed on 4/26/94

     (d)  Distribution   Agreement  for  ZSA  Equity  Fund  -  Incorporated   by
          reference;  filed on 7/29/94

     (e) Distribution Agreement for ZSA Asset Allocation Fund - Incorporated by reference; filed on 7/29/94

     (f) Distribution Agreement for The Brown Capital Management Equity Fund - Incorporated by reference; filed 6/2/95

     (g)  Distribution  Agreement for The Brown Capital Management Balanced Fund
          - Incorporated by reference;  filed 6/2/95

     (h) Distribution Agreement for The Brown Capital Management Small Company Fund - Incorporated by reference; filed 6/2/95

     (i)  Distribution  Agreement  for  The  Nottingham  Investment  Trust  II -
          Incorporated  by  reference;  filed  7/12/96

(7)  Not Applicable

(8)  Custodian Agreement - Incorporated by reference; filed 7/24/97

(9)  (a)  Fund   Accounting,   Dividend   Disbursing   &   Transfer   Agent  and
          Administration Agreement -- Incorporated by reference; filed on 7/30/93

     (b) Amendment to Fund Accounting, Dividend Disbursing & Transfer Agent Administration Agreement Incorporated by reference; filed on 4/26/94

     (c) Amendment to Fund Accounting, Dividend Disbursing & Transfer Agent Administration Agreement Incorporated by reference - Incorporated by reference; filed on 10/7/94

     (d) Amendment to Fund Accounting, Dividend Disbursing & Transfer Agent Administration Agreement Incorporated by reference - Incorporated by reference; filed 6/2/95

(10) Opinion and Consent of Counsel - Incorporated by reference; filed 5/29/97 with 24f-2 notices

(11) Consent  of  Auditors - Enclosed  Exhibit 11

(12) Not  Applicable

(13) Not Applicable

(14) Not Applicable

(15) (a) Plan of Distribution under Rule 12b-1 for Capital Value Fund - Incorporated by reference; filed on 8/1/95

     (b)  Plan of Distribution  under Rule 12b-1 for Investek Fixed Income Trust
          - Incorporated by reference; filed on 7/12/96

     (c) Plan of Distribution under Rule 12b-1 for ZSA Social Conscience Fund - Incorporated by reference; filed on 4/26/94

     (d)  Plan  of  Distribution   under  Rule  12b-1  for  ZSA  Equity  Fund  -
          Incorporated  by  reference;  filed  7/29/94

     (e) Plan of Distribution under Rule 12b-1 for ZSA Asset Allocation Fund - Incorporated by reference; filed on 7/29/94

     (f) Plan of Distribution under Rule 12b-1 for The Brown Capital Management Equity Fund - Incorporated by reference; filed 6/2/95

     (g) Plan of Distribution under Rule 12b-1 for The Brown Capital Management Balanced Fund - Incorporated by reference; filed 6/2/95

     (h) Plan of Distribution under Rule 12b-1 for The Brown Capital Management Small Company Fund - Incorporated by reference; filed 6/2/95

     (i) Plan of Distribution under Rule 12b-1 for WST Growth & Income Fund - Incorporated by reference; filed on 7/24/97

(16) Computation of Performance - Enclosed  Exhibit 16

(17) (a) Copies of Powers of Attorney - Incorporated by reference; filed on 10/29/90 and on 4/26/94

     (b)  Financial Data  Schedules - Enclosed  Exhibit 17

     (18) Plan Pursuant to Rule 18f-3 under the 1940 Act - Incorporated by reference; filed 7/24/97

ITEM 25.     Persons Controlled by or Under Common Control with Registrant

             No person is controlled by or under common control with Registrant.

ITEM 26.     Number of Record Holders of Securities

             As of July 14, 1997, the number of record holders of each class of securities of Registrant was as follows:

                                                                     Number of
             Title of Class                                       Record Holders

             Capital Value Fund............................................. 222
             Investek Fixed Income Trust....................................  66
             ZSA Asset Allocation Fund...................................... 126
             The Brown Capital Management Equity Fund -
                Institutional Shares........................................  95
             The Brown Capital Management Balanced Fund -
                Institutional Shares........................................  51
             The Brown Capital Management Small Company Fund -
                Institutional Shares........................................ 190
             WST Growth & Income Fund - Institutional Shares................   1
             WST Growth & Income Fund - Investor Shares.....................   1




ITEM 27.     Indemnification

             Reference is hereby made to the following sections of the following documents filed or included by reference as exhibits hereto:

             Article VIII, Sections 8.4 through 8.6 of the Registrant's Declaration of Trust, Section 8(b), Section 8(b) of the Registrant's Investment Advisory Agreements, Section 8(b) of the Registrant's Administration Agreement, and Section (6) of the Registrant's Distribution Agreements.

             The Trustees and officers of the Registrant and the personnel of the Registrant's administrator are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940.

ITEM 28.     Business and other Connections of Investment Advisor

             See the Statement of Additional Information section entitled "Trustees and Officers" for the activities and affiliations of the officers and directors of the Investment Advisors of the Registrant. Except as so provided, to the knowledge of Registrant, none of the directors or executive officers of the Investment Advisors is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature. The Investment Advisors currently serve as investment advisors to numerous institutional and individual clients.

ITEM 29.     Principal Underwriter

       (a) Capital Investment Group, Inc. is underwriter and distributor for The Chesapeake Growth Fund, The Chesapeake Fund, Capital Value Fund, ZSA Asset Allocation Fund, The Brown Capital Management Equity Fund, The Brown Capital Management Balanced Fund, The Brown Capital Management Small Company Fund, GrandView Realty Growth Fund and GrandView REIT Index Fund.

       (b)

        Name and Principal  Position(s) and Offices   Position(s) and Offices
        Business Address      with Underwriter          with Registrant

       Richard K. Bryant    President                 Trustee and officer of Trust; President of
       17 Glenwood Ave.                               Capital Value Fund; no position with other
       Raleigh, NC                                    series of Trust

       E.O. Edgerton, Jr.   Vice President            Vice President of Capital Value Fund; no position
       17 Glenwood Ave.                               with other series of Trust
       Raleigh, NC

       (c)   Not applicable

ITEM 30.     Location of Accounts and Records

             All account books and records not normally held by First Union National Bank of North Carolina, the Custodian to the Registrant, are held by the Registrant, in the offices of The Nottingham Company, Fund Accountant and Administrator, NC Shareholder Services, Transfer Agent to the Registrant,. or by the Advisor to the Registrant.

             The address of The Nottingham Company is 105 North Washington Street, P.O. Drawer 69, Rocky Mount, North Carolina 27802-0069. The address of NC Shareholder Services is 107 North Washington Street. Post Office Box 4365, Rocky Mount, North Carolina 27803-0365. The address of First Union National Bank of North Carolina is Two First Union Center, Charlotte, North Carolina 28288-1151. The address of Capital Investment Counsel, Inc., Advisor to the Capital Value Fund, is Glenwood Avenue, Raleigh, North Carolina 27622. The address of Investek Capital Management, Inc., Advisor to Investek Fixed Income Trust, is 317 East Capitol Street, Jackson, Mississippi 39207. The address of Zaske, Sarafa, & Associates, Inc., Advisor to the ZSA Asset Allocation Fund, is 355 South Woodard Avenue, Birmingham, Michigan 48009. The address of Brown Capital Management, Inc., Advisor to The Brown Capital Management Equity Fund, The Brown Capital Management Balanced Fund and The Brown Capital Management Small Company Fund, is 809 Catherdral Street, Baltimore, Maryland 21201.


ITEM 31.     Management Services

             The substantive provisions of the Fund Accounting, Dividend Disbursing & Transfer Agent and Administration Agreement, as amended, between the Registrant and The Nottingham Company are discussed in Part B hereof.

ITEM 32.     Undertakings

             Registrant undertakes to furnish each person to whom a Prospectus is delivered with a copy of the latest annual report of each series of Registrant to shareholders upon request and without charge.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Rocky Mount, State of North Carolina on the 31st day of July, 1997.

THE NOTTINGHAM INVESTMENT TRUST II


By:   /s/ C. FRANK WATSON III
      C. Frank Watson III
      Secretary

Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


                                   *                              Trustee
Jack E. Brinson

                                   *                              Trustee
Eddie C. Brown

                                   *                              Trustee
Richard K. Bryant

                                   *                              Trustee
Timothy L. Ellis

                                   *                              Trustee
Thomas W. Steed, III

                                   *                              Trustee
J. Buckley Strandberg

                                   *                              Trustee
Arthur E. Zaske


* By:/s/ C. FRANK WATSON III
      C. Frank Watson III
      Attorney-in-Fact                                      Dated: July 31, 1997

                       THE NOTTINGHAM INVESTMENT TRUST II
                                  EXHIBIT INDEX

EXHIBIT NUMBER
DESCRIPTION

   EXHIBIT 11                                                CONSENT OF AUDITORS
   EXHIBIT 16                                         COMPUTATION OF PERFORMANCE
   EXHIBIT 27                                            FINANCIAL DATA SCHEDULE